UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.
(Exact name of registrant as specified in charter)

625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Address of principal executive offices) (Zip code)

David S. Royal, Secretary
625 Fourth Avenue South
Minneapolis, Minnesota 55415
(Name and address of agent for service)

Registrant's telephone number, including area code: (612) 340-4249
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Report to Stockholders

Thrivent Financial for Lutherans™

Thrivent Series Fund, Inc.

Annual Report

December 31, 2006

23572AR R2-07

Thrivent.com

Table of Contents

President’s Letter	1
Economic and Market Overview	2
Portfolio Perspectives
Thrivent Aggressive Allocation Portfolio	4
Thrivent Moderately Aggressive Allocation Portfolio .	6
Thrivent Moderate Allocation Portfolio	8
Thrivent Moderately Conservative Allocation Portfolio	10
Thrivent Technology Portfolio	12
Thrivent Partner Small Cap Growth Portfolio	14
Thrivent Partner Small Cap Value Portfolio	16
Thrivent Small Cap Stock Portfolio	18
Thrivent Small Cap Index Portfolio	20
Thrivent Mid Cap Growth Portfolio	22
Thrivent Mid Cap Growth Portfolio II	24
Thrivent Partner Mid Cap Value Portfolio	26
Thrivent Mid Cap Stock Portfolio	28
Thrivent Mid Cap Index Portfolio	30
Thrivent Partner International Stock Portfolio	32
Thrivent Partner All Cap Portfolio	34
Thrivent Large Cap Growth Portfolio	36
Thrivent Large Cap Growth Portfolio II	38
Thrivent Partner Growth Stock Portfolio	40
Thrivent Large Cap Value Portfolio	42
Thrivent Large Cap Stock Portfolio	44
Thrivent Large Cap Index Portfolio	46
Thrivent Real Estate Securities Portfolio	48
Thrivent Balanced Portfolio	50
Thrivent High Yield Portfolio	52
Thrivent Diversified Income Plus Portfolio	54
(formerly known as Thrivent High Yield Portfolio II)
Thrivent Income Portfolio	56
Thrivent Bond Index Portfolio	58
Thrivent Limited Maturity Bond Portfolio	60
Thrivent Mortgage Securities Portfolio	62
Thrivent Money Market Portfolio	64
Shareholder Expense Example	66

Report of Independent Registered
Public Accounting Firm	69

Schedules of Investments
Thrivent Aggressive Allocation Portfolio	70
Thrivent Moderately Aggressive Allocation Portfolio .	71
Thrivent Moderate Allocation Portfolio	72
Thrivent Moderately Conservative Allocation Portfolio	73
Thrivent Technology Portfolio	74
Thrivent Partner Small Cap Growth Portfolio	77
Thrivent Partner Small Cap Value Portfolio	81
Thrivent Small Cap Stock Portfolio	84
Thrivent Small Cap Index Portfolio	89
Thrivent Mid Cap Growth Portfolio	98
Thrivent Mid Cap Growth Portfolio II	102
Thrivent Partner Mid Cap Value Portfolio	106
Thrivent Mid Cap Stock Portfolio	109
Thrivent Mid Cap Index Portfolio	113
Thrivent Partner International Stock Portfolio	119
Thrivent Partner All Cap Portfolio	123
Thrivent Large Cap Growth Portfolio	126
Thrivent Large Cap Growth Portfolio II	130

Thrivent Partner Growth Stock Portfolio	134
Thrivent Large Cap Value Portfolio	137
Thrivent Large Cap Stock Portfolio	140
Thrivent Large Cap Index Portfolio	144
Thrivent Real Estate Securities Portfolio	151
Thrivent Balanced Portfolio	153
Thrivent High Yield Portfolio	173
Thrivent Diversified Income Plus Portfolio	181
(formerly known as Thrivent High Yield Portfolio II)
Thrivent Income Portfolio	192
Thrivent Bond Index Portfolio	200
Thrivent Limited Maturity Bond Portfolio	212
Thrivent Mortgage Securities Portfolio	220
Thrivent Money Market Portfolio	222
Statement of Assets and Liabilities	228

Statement of Operations	234

Statement of Changes in Net Assets	240

Notes to Financial Statements	246

Financial Highlights
Thrivent Aggressive Allocation Portfolio	266
Thrivent Moderately Aggressive Allocation Portfolio	. 266
Thrivent Moderate Allocation Portfolio	266
Thrivent Moderately Conservative Allocation Portfolio	266
Thrivent Technology Portfolio	266
Thrivent Partner Small Cap Growth Portfolio	266
Thrivent Partner Small Cap Value Portfolio	266
Thrivent Small Cap Stock Portfolio	266
Thrivent Small Cap Index Portfolio	268
Thrivent Mid Cap Growth Portfolio	268
Thrivent Mid Cap Growth Portfolio II	268
Thrivent Partner Mid Cap Value Portfolio	268
Thrivent Mid Cap Stock Portfolio	268
Thrivent Mid Cap Index Portfolio	268
Thrivent Partner International Stock Portfolio	270
Thrivent Partner All Cap Portfolio	270
Thrivent Large Cap Growth Portfolio	270
Thrivent Large Cap Growth Portfolio II	270
Thrivent Partner Growth Stock Portfolio	270
Thrivent Large Cap Value Portfolio	270
Thrivent Large Cap Stock Portfolio	272
Thrivent Large Cap Index Portfolio	272
Thrivent Real Estate Securities Portfolio	272
Thrivent Balanced Portfolio	272
Thrivent High Yield Portfolio	272
Thrivent Diversified Income Plus Portfolio	272
(formerly known as Thrivent High Yield Portfolio II)
Thrivent Income Portfolio	274
Thrivent Bond Index Portfolio	274
Thrivent Limited Maturity Bond Portfolio	274
Thrivent Mortgage Securities Portfolio	274
Thrivent Money Market Portfolio	274
Additional Information	276

Board of Directors and Officers	280

Supplements to the Prospectus	284

Dear Member:

We are pleased to provide you with the annual report for the one-year period ended Dec. 31, 2006, for the Thrivent Series Fund, Inc. In this report, you will find detailed information about each portfolio in the Thrivent Series Fund, Inc., including performance highlights, overall market conditions and management strategies during the one-year period. In addition, Thrivent Financial’s chief investment officer, Russ Swansen, reviews the larger economic environment in his Economic and Market Overview.

Market Drama Calls for Calm

The past year’s market dynamics were fascinating to watch unfold. Like a dramatic play with multiple acts, the markets started the “first act” of 2006 very strong spurred on by healthy economic numbers and strong corporate profits. By the second quarter, rising interest rates around the globe and the potential for slower economic growth had market participants running for cover with negative returns for both the broad stock and bond markets as a result. As in most dramas, there is always a temptation to allow emotion to cloud sound long-term investment programs. This proved too much for some investors who left the stock market for temporary “safer havens” despite often having a well thought out, long-term strategy.

As so often is the case, this kind of market timing was detrimental to these investors’ portfolio performance. The 2006 market “drama” had a final act built off Federal Reserve monetary policy that led to a halt in short-term interest rate hikes, lower oil prices and continued strong corporate earnings. Broad stock market indexes such as the S&P 500 rose dramatically from below-water returns in June to record very strong performance from August through the end of 2006, surprising many investment management professionals and causing many “market timers” to miss this substantial portfolio growth opportunity.

Lessons Learned

The financial markets refuse to follow a script. Professionals admit that market timing, or knowing when to exit and enter the stock market, is a difficult, if not impossible pursuit. 2006 left many of these pros (as well as market timing investors) who called for a second half bear market scratching their heads. Why do so many individual investors, even seasoned experts, succumb to the temptation? The great majority of investors are much better off setting a long-term strategy with a financial representative and sticking to it regardless of near-term market conditions.

The Thrivent Asset Allocation Portfolios may be an ideal way to take the emotion and complexity out of investing. Well-balanced with a variety of different asset classes, these simple, smart solutions are designed to meet your financial goals without a lot of head scratching and second guessing.

By the way, congratulations if you stuck to your plan — 2006 was a good year for disciplined investors!

Supporting Your Most Important Financial Goal: Retirement

At Thrivent Financial for Lutherans, we seek to provide you with the financial confidence and security you need to live the life you want in retirement. Our century long commitment to our members as a life insurance company positions us well to protect your family and financial nest egg. That same experience also enables us to offer tax-deferred annuities that can help you save and protect your retirement assets, as well as income annuities that have the power to convert your savings into a stream of income payments for your life as well as your spouse’s. Relevant, honest financial advice with the products and services that can deliver the retirement you’ve worked so hard for — that’s our goal.

Our Commitment to You

We remain committed to providing our members with the guidance and solutions they need to prepare for retirement and achieve their goals. Thank you for continuing to turn to us for your financial solutions. We very much value you and your business.

Sincerely,

Pamela J. Moret
Director and President
Thrivent Series Fund, Inc.

Most major stock indices posted double-digit returns during the one-year period ended Dec. 31, 2006, as a cooling economy and falling commodities prices brightened investors’ outlook for inflation and interest rates. Although bond returns were pressured by further Federal Reserve (Fed) interest rate hikes early in the period, most types of bonds provided positive returns due to an easing of inflation worries and a pause in Fed tightening later in the period.

U.S. Economy

The nation’s gross domestic product moderated from a 5.6% annual growth rate in the first quarter to 2.6% and 2.0% in the second and third quarters and 3.5% in the fourth quarter. One of the most visible signs of the slowdown was a sharp pullback in the housing market, though sales of existing and new homes improved slightly late in the period.

The high cost of oil and other commodities was an intermittent concern for investors, weighing on stock prices particularly during mid-summer. However, an easing in energy prices late in the year shifted inflation sentiment dramatically and provided a strong boost to stock and bond markets.

Although economic growth slowed during the period, the labor market continued to add jobs. The unemployment rate sank to a five-year low of 4.4% in October and ended the year at 4.5% — a rate considered “full employment” by many economists.

Inflation & Monetary Policy

Overall inflation declined during the period, largely due to a pullback in energy prices. The Consumer Price Index (CPI) rose at a rate of 2.5% for the 12 months ended Dec. 31, 2006, compared with an increase of 3.4% for all of 2005. However, “core” inflation — excluding the more volatile prices of food and energy — rose 2.6% for the year ended Dec. 31, compared with a 2.2% core rate for all of 2005. The index for energy, which rose 17.1% in 2005, increased 2.9% during the 12-month period ended Dec. 31, 2006.

Noting that inflation was still a concern, the Federal Reserve’s Federal Reserve Open Market Committee (FOMC) continued raising its target for the federal funds rate through June 29, bringing the rate to 5.25% . But in the face of a slowing economy and an accelerating pullback in housing, policymakers left rates steady for the remainder of the year. The Fed continued to indicate its wariness of inflation, however, a possible sign that it may not begin cutting rates any time soon.

Equity Performance

Stocks gained in the first quarter as investors cheered strong economic and corporate profit growth and declining energy prices. But a broad pullback occurred in the second quarter in response to renewed concerns about inflation, interest rates, expensive energy and a slumping housing market. Investors’ mood reversed yet again in July as worries about inflation and interest rates fell with the prices of commodities and dwindling prospects of further Fed rate hikes. Stocks climbed throughout the second half, with the Dow Jones Industrials setting several all-time highs and other equity indices setting multi-year highs.

Small-company stocks outperformed large-company issues during the period. The Russell 2000 Index of small-company stocks posted an 18.37% total return, while the S&P 500 Index of large-company stocks recorded a 15.78% return. Value stocks outperformed growth stocks. During the period, the Russell 1000 Value Index returned 22.22%, while the Russell 1000 Growth Index posted a return of 9.07% .

Sectors that performed best during the period included telecommunications services, energy, consumer discretionary, and utilities, while health care, information technology, industrials, and consumer staples advanced at a more moderate rate. Real estate investment trusts (REITs) performed well during the period, with the NAREIT Equity REIT Index posting a 35.05% return.

Foreign stocks generally continued to outperform most domestic issues. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a 26.86% total return in dollar terms.

Fixed Income Performance

Bond returns were pressured by continued Federal Reserve interest rate hikes during much of the period. But in August — after 17 consecutive rate increases — policymakers moved to the sidelines. The pause brightened investors’ inflation and interest rate outlook dramatically, boosting the prices of most types of bonds.

During the year, yields on shorter-term securities rose more than yields on longer-term bonds. The result was an inverted yield curve (the differences among the yields of different maturities of similar credit quality) for much of the period, an atypical situation in which shorter-term bonds provided higher yields than longer-term bonds. The two-year Treasury yield increased from 4.40% to 4.81% during the period, the 10-year yield increased from 4.39% to 4.71%, and the 30-year Treasury yield rose from 4.54% to 4.81% .

Despite the headwind of rising rates during the first half of the year, most bond sectors provided positive returns. The Lehman Brothers Aggregate Bond Index of the broad U.S. bond market posted a 4.33% total return for the 12 months ended Dec. 31, 2006. Municipal bonds fared better in this environment, with the Lehman Brothers Municipal Bond Index posting a total return of 4.84% during the period. The Lehman Brothers Government/Corporate 1-3 Year Bond Index registered a 4.25% total return.

Below-investment-grade corporate bonds were stronger U.S. market performers during the period. The Lehman Brothers U.S. Corporate High Yield Bond Index registered an 11.84% total return.

Outlook

We think economic growth will remain slow over the next few months, with inflation continuing to ease from the higher levels of 2006. This will provide the “soft landing” sought by the Federal Reserve after more than two years of consecutive interest rate hikes.

Gross domestic product growth should continue at a 2% to 2.5% annual rate, keeping the economy out of recession that concerns some market watchers. Energy and commodities prices should continue to ease, and the housing pullback should moderate. Both of these factors will support consumer spending. Businesses, with plenty of cash on their balance sheets, are investing in productive assets.

Although we don’t expect more Fed interest rate increases in the near future, we don’t expect policymakers to ease rates any time soon either. The stock and bond markets have priced in expectations of lower rates in the first half of 2007, and, in the absence of an unexpected slowdown in the economy, we don’t agree.

The potential for the markets to be surprised by a lack of lower rates in early 2007 makes us cautious on more volatile segments of the stock and bond markets in the near term. Also, with the potential for further weakness in energy and commodities prices, and uncertainty in the housing market, there is a possibility that the economy could slow more than we expect or even enter a recession.

As always, your best strategy is to work with your Thrivent Investment Management registered representative to create an investment program based on your goals, diversify your portfolio and remain focused on the long term.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment adviser risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Aggressive Allocation Portfolio returned 13.77% during the one-year period ended Dec. 31, 2006. For the same period, the S&P 500 Index gained 15.78%, and the Lehman Brothers Aggregate Bond Index returned 4.33% .

What factors affected the Portfolio’s performance?

The Portfolio’s competitive return versus its peer group as well as its benchmark was the result of good diversification across a broad range of equity asset classes, many providing returns higher than the S&P 500 Index over the reporting period. A moderate allocation to fixed income securities was a factor which limited results versus the equity benchmark and its equity portfolio peer universe as returns to stocks generally exceeded returns to bonds in the last year.

Following a strong rally in stock prices late in 2005, particularly in the more speculative segments of the equity market, our work indicated that an overweight of risk assets was no longer supported and a modest reallocation away from more volatile equity categories was implemented in January 2006. This resulted in a reduced exposure to small- and mid-cap categories in favor of large-cap categories. Additionally, international exposure was reduced from a significant overweight to our long-term target allocation. Additionally, we had a modest tilt in the portfolios toward growth-oriented domestic asset categories. This factor was not additive to results as value-oriented stocks generally outperformed their growth counterparts, and international stocks earned a higher return than domestic stocks. Late in the reporting period, we began to see indications that investors’ strong preference for value style portfolios was beginning to diminish. Finally, long-term targets indicate a modest allocation to REITs in aggressive portfolios. We did not have direct exposure to this segment over the period, which limited our advance as REIT portfolios performed quite well in the period.

What is your outlook?

We are in the maturing and, thus, more volatile stage of the economic cycle as well as the stock market advance that coincided with the onset of the economic recovery in 2001-02. That fact does not preclude a continuation of the economic recovery or the stock market advance, but it does suggest that risks to both are higher, and a heightened level of attentiveness is appropriate. As is often the case in an extended recovery

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

period, inflation pressures have taken hold in an environment of tighter labor markets and increased factory utilization, complicated this cycle by a broad and significant advance in commodity prices. Policy actions have been initiated to contain inflation risk, specifically, higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

This cycle sees these trends exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies like raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-capitalization equity portfolios as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Allocations to fixed income are limited.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment adviser risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Moderately Aggressive Allocation Portfolio returned 13.15% during the one-year period ended Dec. 31, 2006. For the same period, the S&P 500 Index gained 15.78%, and the Lehman Brothers Aggregate Bond Index returned 4.33% .

What factors affected the Portfolio’s performance?

The Portfolio’s good return versus its peer group as well as its benchmark was the result of a strong allocation to equity portfolios and diversification across a broad range of equity asset classes, many providing higher returns than the S&P 500 Index over the reporting period. Fixed income returns were less than equity returns, but the lower risk inherent in fixed income portfolios compared to equity accounts reduced overall portfolio volatility in an environment that saw increasing levels of speculation in certain asset segments.

Within each of the respective asset categories, we began the period with an overweight of risky asset portfolios as our expectations for the ongoing recovery and the financial markets was constructive. In equities, a bias toward small- and mid-cap and international portfolios was evident, while in fixed income our bias was to high yield and corporate bonds. In January 2006, evidence suggested a more conservative stance was appropriate as return premiums available on more volatile equity asset classes became quite low when compared to history. As such, we reduced our overweight in equity to long-term targets, repositioned within the equity funds to higher quality segments and allocated assets to high yield fixed income securities as they appeared to offer returns competitive with equity portfolios but at lower levels of volatility. These strategies were rewarded in the spring as equity markets corrected some of the excesses of the first half and lower risk asset classes provided returns competitive with their higher volatility counterparts. Late in the period, a more conservative tilt was applied to fixed income portfolios as risk premiums in low quality portfolios were not sufficient to compensate for higher volatility levels apparent on the horizon.

A tilt toward the growth portfolios in the equity segments of the Portfolio was evident over most of the period. This limited our advance as value style stocks provided a return premium versus their growth counterparts. Additionally, an underexposure to the REIT segment also limited results as that market segment continued to provide premium returns.

What is your outlook?

We are in the maturing and, thus, more volatile stage of the economic cycle as well as the stock market advance that

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

coincided with the onset of the economic recovery in 2001-02. That fact does not preclude a continuation of the economic recovery or the stock market advance, but it does suggest that risks to both are higher and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold in an environment of tighter labor markets, and increased factory utilization complicated this cycle by a broad and significant advance in commodity prices. Policy actions have been initiated to contain inflation risk, specifically, higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

This cycle sees these trends exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies like raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-capitalization equity portfolios as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Within fixed income, we have reduced maturities and improved credit quality within the corporate portfolios, as risk premiums are not at levels consistent with an overweight of low quality.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment adviser risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Moderate Allocation Portfolio returned 11.52% during the one-year period ended Dec. 31, 2006. For the same period, the S&P 500 Index gained 15.78%, and the Lehman Brothers Aggregate Bond Index returned 4.33% .

What factors affected the Portfolio’s performance?

The Portfolio’s return versus its peer group as well as its benchmark was enhanced by our equity and fixed income diversification across a broad range of equity and fixed income asset classes, many providing higher returns than the S&P 500 Index or the Lehman Brothers Aggregate Bond Index over the reporting period. Fixed income returns were less than equity returns but the lower risk inherent in fixed income portfolios compared to equity accounts reduced overall portfolio volatility in an environment that saw increasing levels of speculation in certain asset segments.

Within each of the respective asset categories we began the period with an overweight of risky asset portfolios, as our expectations for the ongoing recovery and the financial markets was constructive. In equities, a bias towards small- and mid-cap and international portfolios was evident, while in fixed income our bias was to high yield and corporate bonds.

Early in 2006 evidence suggested a more conservative stance was appropriate as return premiums available on more volatile equity asset classes became quite low when compared to history. As such, we reduced our overweight in equity to long term targets, repositioned within the equity funds to higher quality segments and allocated assets to high yield fixed income securities as they appeared to offer returns competitive with equity portfolios but at lower levels of volatility. For the full period, more volatile asset classes provided higher returns than more conservative classes, in both equity and fixed income assets and as such, our moderately more conservative stance had a limiting impact on returns. Late in the period, a more conservative tilt was applied to fixed income portfolios as risk premiums in low quality portfolios were not sufficient to compensate for higher volatility levels apparent on the horizon. A tilt toward the growth portfolios in the equity segments of the Portfolio was evident over most of the period. This limited our advance as value style stocks provided a return premium versus their growth counterparts.

What is your outlook?

We are in the maturing stage of the economic cycle as well as the stock market advance that coincided with the onset of the economic recovery in 2001-02. That fact does not preclude a continuation of the economic recovery or the stock market

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

advance, but it does suggest that risks to both are higher and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold in an environment of tighter labor markets, and increased factory utilization complicated this cycle by a broad and significant advance in commodity prices. Policy actions have been initiated to contain inflation risk, specifically, higher short term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

This cycle sees these trends exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies like raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-capitalization equity portfolios, as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Within fixed income, we have reduced maturities and improved credit quality within the corporate portfolios, as risk premiums are not at levels consistent with an overweight of low quality.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth by implementing an asset allocation strategy.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return given its significant allocation to equity securities. Therefore a principal risk of investing in the Portfolio is that the allocation strategies used, and the allocation decisions made will not produce the desired results. In addition, the performance of the Portfolio is heavily dependent upon the performance of the underlying portfolios in which the Portfolio invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying portfolios. Those risks include, but are not limited to, market risk, issuer risk, volatility risk, liquidity risk, investment adviser risk, loss of principal risk, as well as credit risk and interest rate risk. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Moderately Conservative Allocation Portfolio returned 9.53% during the one-year period ended Dec. 31, 2006. For the same period, the S&P 500 Index gained 15.78%, and the Lehman Brothers Aggregate Bond Index returned 4.33% .

What factors affected the Portfolio’s performance?

The Portfolio’s return versus its peer group as well as its benchmark was enhanced by our equity and fixed income diversification across a broad range of equity and fixed income asset classes, many providing higher returns than the S&P 500 Index or the Lehman Brothers Aggregate Bond Index over the reporting period. Fixed income returns were less than equity returns, but the lower risk inherent in fixed income portfolios compared to equity accounts reduced overall portfolio volatility in an environment that saw increasing levels of speculation in certain asset segments.

Early in 2006, we determined that equity return expectations in higher risk equity categories were no longer sufficient to justify an overweight of those groups.

We reduced equity exposure to our long-term target levels and biased assets within the equity portfolios to large-cap stocks, a group providing a reasonable expectation of return at lower levels of volatility and good valuation support. We increased allocations to the fixed income portfolios of the Portfolio as groups within that segment appeared to offer attractive and competitive returns but at more reasonable valuations than some of the more speculative groups.

Our tilts benefited the Portfolio during the period of equity market weakness that ensued in the spring. The subsequent recovery in late summer and to the end of the reporting period favored higher risk segments over the full period. A limited exposure to Treasury bonds in the summer moderated the returns to the fixed income portfolios, as long maturity Treasury notes and bonds provided the best returns in fixed income in the third quarter. Late in the period we modestly reduced maturities as interest rates on the highest quality segments of the fixed income market declined to levels we feel are unlikely to be sustained. In equities, we remain biased toward the large-cap segment and at long-term target allocations for the overall portfolio.

What is your outlook?

We are in the maturing stage of the economic cycle as well as the stock market advance that coincided with the onset of the economic recovery in 2001-02. That fact does not preclude a continuation of the economic recovery or the

Quoted Portfolio Composition and Top 10 Holdings are subject to change.

stock market advance, but it does suggest that risks to both are higher and a heightened level of attentiveness is appropriate. As is often the case, inflation pressures have taken hold in an environment of tighter labor markets, and increased factory utilization complicated this cycle by a broad and significant advance in commodity prices. Policy actions have been initiated to contain inflation risk, specifically, higher short-term interest rates, and while we expect those actions to be successful, they bring with them some risk of policy error.

This cycle sees these trends exacerbated by the extraordinary demands related to the emerging economies of China, India and other former “third world” economies, particularly in those segments most sensitive to developing economies like raw materials, energy and capital goods. At present, we are maintaining our stock/bond allocation at long-term targets. We have a bias to large-capitalization equity portfolios as they appear to offer good valuations at acceptable levels of volatility given our risk preferences at this point. Within fixed income, we have reduced maturities and improved credit quality within the corporate portfolios, as risk premiums are not at levels consistent with an overweight of low quality.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Technology Portfolio returned 3.26% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Science & Technology Category, reported a median return of 6.62% . The Portfolio’s market benchmark, the Goldman Sachs Technology Industry Composite Index, returned 8.98% .

What factors affected the Portfolio’s performance?

Asset weighting and selection, as well as sector allocations, were factors in the underperformance of the Portfolio over the last fiscal year. Sub-par results were driven primarily by our allocations to non-IT technology sectors, with particularly disappointing results to our holdings in the health care segment. Asset selection within the traditional technology segments of the market was also a negative overall contributor, as our limited exposure in top-performing Technology Hardware names including IBM, Hewlett-Packard and Cisco Systems did not allow us to fully participate in the market’s advance. We were successfully positioned in strong performers like Apple, Symbol Technologies and Network Appliances, but did not have sufficient exposure to offset our underweights. Within software, performance was limited by missing the recoveries in Oracle and Microsoft while being overweighted in underperforming small-cap infrastructure companies like Red Hat, Novell and Wind River. This more than offset our successful holdings in infrastructure, security and content like BEA Systems, RSA Security and Adobe Systems. Our semiconductor holdings were positive contributors to relative performance as our emphasis on application-specific and specialty players like NVIDIA, Freescale and FormFactor added significant value versus our holdings in underper-forming sector bellwethers like Texas Instruments, Broadcom and Applied Materials.

What is your outlook?

Solid capital spending trends sustain our optimism regarding steady technology expenditure growth at the enterprise level of 5-7% — especially within communications, storage and software. Thus, our enthusiasm for consumer-oriented Apple, Google and Yahoo! is complemented by storage plays (EMC Corporation and Network Appliance Inc.); business intelligence software makers (Hyperion Solutions Corp.); service-oriented-architecture companies (BEA System Inc.); as well as enterprise-level infrastructure providers (Cisco System, Cixtris and Tibco Software). We still see significant opportunities within the biotechnology and medical device sectors, as well, and we have

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

above-benchmark exposure to concentrated, higher-growth entrants in both categories. As interest rate fears continue to abate heading into 2007 and commodity prices stabilize, technology-focused sectors should disproportionately benefit as risk appetites improve, expenditure levels remain healthy and valuation multiples expand.

* The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

** The Goldman Sachs Technology Industry Composite Index is a modified capitalization-weighted index of selected technology stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner Small Cap Growth Portfolio returned 12.59% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Small Cap Growth Category, reported a median return of 11.80% . The Portfolio’s market benchmark, the Russell 2000 Growth Index, returned 13.35% .

What factors affected the Portfolio’s performance?

Performance in the reporting period was in line with the benchmark and modestly ahead of the competitive universe of small-cap growth managers. Stock selection was the most significant factor impacting performance for the period within groups although for the portfolio, outperformance in select sectors was offset by sub-par results in other segments of the Portfolio.

Stock selection in information technology and consumer discretionary sectors had the most limiting effect on portfolio results. In the IT segment, internet software companies like Websense, Inc. and Jupitermedia Company realized poor returns, offset to a limited extent by good performance in ValueClick, Inc. and Digital Insight Company. Hardware and semiconductor stocks in the portfolio also achieved disappointing results.

Electronic equipment manufacturers Global Imaging Systems, Rogers Corp. and Trimble Navigation provided strong returns but were not of the magnitude to fully offset other disappointments. Holdings in restaurant chain Red Robin Gourmet and gaming company Shuffle Master Inc. in the consumer discretionary segment did not perform well in the period, as was the case for retailer Tractor Supply Co. Good results were achieved in retailers Gymboree Corp. and Guess? Inc. In the media segment, our holdings in Lion’s Gate Entertainment performed well over the year.

Health care was an area of good results for the portfolio with particularly strong stock selection in the life sciences and biotechnology industries complementing generally favorable results across the entire segment. Illumina, Inc. and Cambrix Corp., both providers of capital equipment that supports research based endeavors to the health care industry, provided excellent returns. In the biotech industry, our holding in Myogen Inc. was the target of an acquisition at a significant premium to our purchase and Intermune Inc. and Array BioPharma Inc. advanced on reports of strong results in trails of new therapies under development. Managed care provider WellCare Group achieved strong results, as did our holdings in health care equipment and distribution companies.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A recession should be avoided due to steady consumer spending, supported by a healthy job market and low interest rates. In addition, business spending will continue at a steady pace, supported by corporations flush with cash, healthy profitability, and low interest rates. In the fourth quarter, the stock market ended the year with a flourish. The rally was driven by a sustained halt in the Fed’s campaign of raising rates, stabilized oil prices, record merger-and-acquisition activity, continued strength in earnings, and continued economic growth. We remain convinced that growth stocks, after years of subpar returns, are due for a prolonged run of outperformance. We think growth stocks have superior earnings prospects and relatively attractive valuations going for them. Our emphasis is on owning stocks that we think have the strongest earnings prospects.

* The Russell 2000 Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell 3000 Index, which represents the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, higher credit risks such as defaulted debt, bankruptcy, mergers, reorganizations and liquidations. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner Small Cap Value Portfolio returned 21.50% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Small Cap Value Category, reported a median return of 17.43% . The Portfolio’s market benchmark, the Russell 2000 Value Index, returned 23.48% .

What factors affected the Portfolio’s performance?

Portfolio results were sub-par as compared to the benchmark index, but returns were quite competitive versus the universe of small-capitalization value managers. Health care, information technology and the financial sectors were all areas that added value for the Portfolio, but sub-par results from our holdings in the consumer discretionary and materials segments offset those gains. Stock selection in health care was excellent with, particularly attractive returns achieved by our holdings in West Pharmaceutical Services, Inc. in the medical specialties segment, and Pharmion Corp., Myriad Genetics and Diversa Corp. in biotechnology and related services. Information technology companies were also a positive contributing factor to our results, as holdings in the computer hardware and software industries lifted returns, as did our holdings in semiconductor companies like Lattice Semiconductor. Portfolio positioning in the finance segment aided results as our underexposure to the poor performance in the thrift industry as well as good returns to our holdings in real estate and commercial banks.

The consumer discretionary segment of the portfolio did not perform well and had the most significant limiting effect on overall results. Exposure to homebuilders had a negative impact on returns, while our holdings in the retail industry did not fully participate in the market advance as companies like Stein Mart and Hancock Fabrics declined over the period. In the restaurant industry, our holdings in Ruby Tuesday, Steak N Shake and Rare Hospitality did not advance in line with the group or the broader market. In the materials sector, again, our holdings generally performed well but did not advance as fully as other stocks within the industry sub-segments and thus limited our total portfolio advance.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Although small-cap stocks have had strong performance relative to large-caps for some time, we continue to see compelling value opportunities in many areas of our universe. The Portfolio remains overweighted in the health care sector, for example, where there are many solid firms with beaten down stock prices. We are also drawn to numerous technology companies that have suffered extended periods of weakness, but we remain underweighted in this sector overall. Despite ongoing volatility in energy prices, we continue to favor energy equipment and services companies that should benefit as major oil firms act to expand capacity.

* The Russell 2000 Value Index is an index comprised of companies with a greater than average value orientation within the Russell 2000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Small Cap Stock Portfolio returned 12.79% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Small Cap Core Category, reported a median return of 16.07% . The Portfolio’s market benchmark, the Russell 2000 Index, returned 18.37% .

What factors affected the Portfolio’s performance?

Much of the increase of the Russell 2000 was driven by a significant rally of what we would call lower quality stocks. Stocks with no reportable earnings, very low returns on equity and high valuations performed very well during the time period, particularly during the fourth quarter. Given that we generally invest in companies that generate meaningful cash flow and high returns on capital, we did not fully participate in the advance. In time, we believe that the stocks of these “lower quality” companies will return to appropriate levels.

Stock selection within our health care holdings negatively impacted performance during the time period. Several medical equipment stocks and biotechnology declined significantly. These positions included Dexcom, a glucose monitoring company, and Cyberonics, which manufactures devices for the treatment of epilepsy, depression, and other diseases. Further adding to the difficulty, we did not participate in the many large gains in other securities within the sector during the year.

Our industrial holdings nicely added to the Portfolio’s relative performance during the time period. As a result of our belief that the economy would remain healthy, we maintained a significant overweight of the sector. Within the industrial sector, several of our machinery and commercial services holdings performed particularly well. Manitowoc Company, a manufacturer of cranes and foodservice equipment, more than doubled while Standard Parking, which manages parking lots and garages, increased by more than 80%.

What is your outlook?

As result of slowing economic growth, relatively full valuation levels and a wide breadth of stock ownership, we are becoming more cautious of the small-cap sector as a whole. That said, we continue to find opportunities. Due to our belief that corporations have underinvested in plant and equipment over the last nine years, we still like the industrial sector. Also, we like particular niches within technology, particularly businesses that help companies operate more efficiently. While we are cautious about the consumer sector, we think that continued job stability and potential

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

wage gains may allow consumer spending to hang on for another year or two. In addition, while we believe that the slowdown in housing will have a significant negative impact on certain industries and regions, we do not believe that the housing slowdown will be the specific cause of a recession or economic crisis. Subsequently, we are beginning to make selective investments in the consumer sector.

* The Russell 2000 Index is an index comprised of the 2,000 smaller companies in the Russell 3000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Small Cap Index Portfolio returned 14.72% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Small Cap Core Category, reported a median return of 16.07% . The Portfolio’s market benchmark, the S&P SmallCap 600 Index, returned 15.12% .

What factors affected the Portfolio’s performance?

The Portfolio is managed to be in alignment with the performance of the S&P SmallCap 600 Index, a benchmark for small-stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition often related to managing cash flows of the Portfolio.

Small-cap stocks outperformed mid-cap stocks and slightly outperformed large-cap stocks for the last 12 months. Portfolio segment returns were varied with groups like telecommunication services, materials, consumer staples and utilities besting the average for the Index. Information technology, health care and consumer discretionary  segments provided attractive absolute returns but below the level of the overall Index. Volatility was high in this segment over the reporting period with particularly strong returns in the first six months followed by a sharp correction in the May/June time period. Investors appear to have adjusted their preferences for risky assets in light of a more aggressive policy stance toward inflation risks on the part of central bankers around the world. Small-cap stocks tend to be more leveraged to changes in the momentum of the economy, and concerns about an economic slowdown weighed on this group over the summer. Returns improved late in the period but were more in line with other market segments.

What is your outlook?

The Portfolio will remain fully invested in stocks designed to track the performance of the S&P SmallCap 600 Index. This offers individuals an attractive way to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Small-cap stocks have enjoyed a return premium over larger-cap issues in recent years. With uncertainty growing over the strength of the U.S. economy and an ongoing inflation threat, investors adjusted their preferences away from riskier aspects of the equity markets. Large-cap stocks rallied relative to small-cap issues in the second half of the period. Whether

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

this marks a period of rotation in the markets and a sustained shift to more blue chip names remains to be seen. Often the maturing stages of an economic cycle tend to favor large-cap stocks in the equity marketplace. We still believe there is solid opportunity in the small-cap arena, but the premium returns earned in the small-cap segment are likely to be more in line with long-term averages going forward.

* The S&P SmallCap 600 Index is an unmanaged index that represents the average performance of a group of 600 small capitalization stocks. “S&P SmallCap 600 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Mid Cap Growth Portfolio returned 8.63% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Mid Cap Growth Category, reported a median return of 8.91% . The Portfolio’s market benchmark, the Russell Midcap Growth Index, returned 10.66% .

What factors affected the Portfolio’s performance?

Stock selection in the health care and consumer segments were the primary factors moderating the Portfolio’s full participation in the market advance this year. In the early months of 2006, lack of exposure to small-cap medical products companies that performed well in the benchmark limited the Portfolio’s advance. Later in the year, poor operating performance of two companies owned in the medical products industry, St. Jude Medical and Advanced Medical Optics, resulted in sub-par stock performance. Also in the latter half, the Portfolio had limited exposure to the consumer related segments of the market, and those groups rallied nicely at the end of the year.

On the other hand, companies owned in the technology sector contributed positively to the Portfolio’s performance. Technology holdings that would benefit from an increase in Internet traffic and the subsequent buildout of infrastructure to facilitate that traffic did very well. Akamai Technologies and F5 Networks are two examples of these types of companies, and they contributed positively to the Portfolio’s performance. Semiconductor companies like Broadcom Corporation and Varian Semiconductor Equipment are examples of companies that were purchased during the summer at attractive valuations and contributed significantly in the second half of the year. Adobe Systems, Inc. was another company in the technology industry that was a positive contributor to performance over the period.

What is your outlook?

We continue to favor technology and telecommunication service companies that have growth drivers that will be less affected by a potential slowdown in the economy. A key theme in the Portfolio is the continued increase in Internet traffic and the resulting build-out of infrastructure that must take place to service that traffic. We also favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us as these stocks have been relative underperformers for the past year, have attractive valuation characteristics relative to growth expectations and will likely sustain operating and profit momentum through a period of moderate economic growth.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We are not as exposed to those segments of the market that are more cyclical in nature with particular caution toward firms in or related to the homebuilding and industrial equipment sectors. Our thoughts are that the housing market has yet to unwind the excesses of the last upcycle while the industrial sectors appear to be quite fully valued, given the increasing likelihood of a moderation in economic growth.

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Mid Cap Growth Portfolio II returned 8.60% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Mid Cap Growth Category, reported a median return of 8.91% . The Portfolio’s market benchmark, the Russell Midcap Growth Index, returned 10.66% .

What factors affected the Portfolio’s performance?

Stock selection in the health care and consumer segments were the primary factors moderating the Portfolio’s full participation in the market advance this year. In the early months of 2006, lack of exposure to small-cap medical products companies that performed well in the benchmark limited the Portfolio’s advance. Later in the year, poor operating performance of two companies owned in the medical products industry, St. Jude Medical and Advanced Medical Optics, resulted in sub-par stock performance. Also in the latter half, the Portfolio had limited exposure to the consumer related segments of the market, and those groups rallied nicely at the end of the year.

On the other hand, companies owned in the technology sector contributed positively to the Portfolio’s performance. Technology holdings that would benefit from an increase in Internet traffic and the subsequent buildout of infrastructure to facilitate that traffic did very well. Akamai Technologies and F5 Networks are two examples of these types of companies, and they contributed positively to the Portfolio’s performance. Semiconductor companies like Broadcom Corporation and Varian Semiconductor Equipment are examples of companies that were purchased during the summer at attractive valuations and contributed significantly in the second half of the year. Adobe Systems, Inc. was another company in the technology industry that was a positive contributor to performance over the period.

What is your outlook?

We continue to favor technology and telecommunication service companies that have growth drivers that will be less affected by a potential slowdown in the economy. A key theme in the Portfolio is the continued increase in Internet traffic and the resulting build-out of infrastructure that must take place to service that traffic. We also favor companies that are in front of new product cycles that will foster growth regardless of the underlying economic cycle. Health care remains a target area for us as these stocks have been relative underperformers for the past year, have attractive valuation characteristics relative to growth expectations and will likely sustain operating and profit momentum through a period of moderate economic growth.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

We are not as exposed to those segments of the market that are more cyclical in nature with particular caution toward firms in or related to the homebuilding and industrial equipment sectors. Our thoughts are that the housing market has yet to unwind the excesses of the last upcycle while the industrial sectors appear to be quite fully valued, given the increasing likelihood of a moderation in economic growth.

* The Russell Midcap Growth Index is an index comprised of companies with higher than average price-to-book ratios and higher forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner Mid Cap Value Portfolio returned 15.72% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Mid Cap Value Category, reported a median return of 14.42% . The Portfolio’s market benchmark, the Russell Midcap Value Index, returned 20.22% .

What factors affected the Portfolio’s performance?

Sector allocation and stock selection were both factors in the sub-par returns achieved in the Portfolio over the last fiscal year. While attractive on an absolute basis, our shortfall versus the benchmark was primarily a function of poor stock selection in the energy and health care segments of the Portfolio as well as an over-allocation to our holdings in the energy segment. In particular, our holdings in the energy industry had a bias to the natural gas exploration and production segment as well as the domestic production industry, all of which were negatively impacted by the unexpected weakness in natural gas prices following the unusually mild weather patterns prevalent this past fiscal year. EOG Resources, Ultra Petroleum and Range Resources all experienced diminished performance in light of the severe fall in market prices for natural gas. Our holding in BJ Services Co. in the oil services industry also experienced poor performance as investors’ reacted to near-term energy price weakness. Health care was another sector in the portfolio that limited overall portfolio returns as weakness in our holdings in the biotechnology industry such as Medimmune, Inc. and health care provider Coventry Health Care Inc. did not perform well for the period. Uncertainty related to the impact of the change in the makeup of Congress weighed on the health care industry broadly, as investors attempted to evaluate the potential impact on health care reimbursement rates and pricing of medical goods and services.

Our holdings in the materials sector performed in line with the overall mid-cap indices, but we did not have sufficiently large positions to allow us to fully participate with the market. Allegheny Technologies, a specialty metals producer, performed quite well in the period. Finance was a bright spot in the Portfolio with good results being achieved by our holdings in the commercial banking industry as well as those companies that benefit from the strength in the financial markets like brokerage firms and asset management companies. In the utility industry, we realized strong returns to our holdings in Entergy Corp., Northeast Utilities and PPL Corp. PG&E Corp., an energy-based holding company, also performed well.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Many of the account’s best performing stocks in 2006 were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private-equity investment into mid-cap companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

* The Russell Midcap Value Index is an index comprised of companies with lower than average price-to-book ratios and lower forecasted growth values within the Russell Midcap Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Mid Cap Stock Portfolio returned 13.41% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Mid Cap Core Category, reported a median return of 12.45% . The Portfolio’s market benchmarks, the Russell Midcap Index and the S&P Midcap 400 Index, returned 15.26% and 10.31%, respectively.

What factors affected the Portfolio’s performance?

Stock selection was the key differentiating factor in the Portfolio’s strong performance, with particularly good results achieved by our holdings in the energy, industrial, and consumer discretionary sectors. Sector and industry allocation decisions within the energy segment also contributed positively to overall Portfolio results, with investments in exploration and production companies providing the largest contribution to performance.

In the consumer discretionary sector, significant returns were achieved by investments in the media and hotel, restaurant and leisure industries. Outperformance was broad-based across these industries. Returns to our holdings in the media group were strong as investors were drawn to the attractive valuations, solid free cash flow and improved operating performance after many years of sub-par results. Investments in companies within the hotel, restaurant and leisure segments, as well as suppliers to those segments, also aided Portfolio returns. The hotel and gaming industries benefited from high operating rates, strong pricing and increased capital spending. Our holdings in companies such as Wynn Resorts Ltd., International Game Technology and WMS Industries Inc. were lifted as the solid fundamentals translated into good earnings performance.

Stock selection within the industrial sector provided solid performance to the Portfolio’s returns. Investments in Manitowoc Company and Oshkosh Truck Corporation provided a significant increment, as these firms benefited from increased global construction spending and growing domestic defense expenditures for new and replacement equipment.

Two sectors detracting from performance were consumer staples and information technology. Poor performance in the Portfolio’s holdings in food products companies like Hershey Co. and Flowers Foods Inc. was behind the shortfall in the consumer staples sector. These companies were hurt by the combination of rising raw material costs and/or falling selling prices. Finally, stock selection in the software industry was the main reason for underperformance in information technology. Disappointing execution from Wind River Systems Inc. and increasing competition for Novell Inc., combined with poor operating performance, resulted in significant stock price declines for those companies.

What is your outlook?

The Portfolio is currently underweighted in industries that are highly dependent on continued strong economic growth

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

and/or a strong pricing environment. We believe policy-makers will continue to act in a manner to slow the economy to bring inflation down to their long-term target, and that environment is not favorable for more cyclical industries. Specifically, industrials and energy are the Portfolio’s largest underweighted sectors. Significant capital expenditures over the past few years combined with slowing global growth will result in lower demand for industrial machinery and construction equipment. Excess inventories and increasing production capacity in the energy sector are expected to limit rising prices. In addition, significant additions to the drilling rig fleet and service capacity will minimize the pricing power the oilfield service industry has enjoyed over the past three years, and, as a result, put in jeopardy the current lofty earnings projections for this industry. Offsetting the industrial and energy underweights is the Portfolio’s overweighting in the consumer staples and materials sector. The consumer staples position is concentrated in beverages and food products as these industries should be less affected by any slowing of global growth. The materials overweighted position is concentrated in containers and packaging, which is also a historically defensive, non-cyclical industry that is generating significant free cash flow, improving returns on capital and possess attractive valuations.

* The Russell Midcap Index is an unmanaged index that measures the performance of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Russell Midcap Index serves as a better reflection of the Fund’s current strategy than does the S&P MidCap 400 Index.

** The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Mid Cap Index Portfolio returned 9.81% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Mid Cap Core Category, reported a median return of 12.45% . The Portfolio’s market benchmark, the S&P Midcap 400 Index, returned 10.31% .

What factors affected the Portfolio’s performance?

The Portfolio is managed using a process to best reflect its benchmark index, the S&P MidCap 400. The only changes made to holdings in the Portfolio are done so as to reconcile with any alterations in the composition of the Index or as a result of cash flows in or out of the Portfolio. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Mid-capitalization companies as reflected in the S&P Midcap 400 Index did achieve a solid return for the recent fiscal year, but results were moderately below that of the large- and small-capitalization companies. Mid-cap telecommunication services and utilities companies were leading contributors within this segment. By contrast, energy stocks in the mid-capitalization group performed significantly below that of large- and small-cap energy companies, reflecting greater exposure to the natural gas prices and the volatility of the exploration and equipment segments of the industry. Also within the mid-cap group, the consumer discretionary sector did not achieve the levels of results seen in the large-cap group owing to less exposure to the strong performance in media stocks and greater exposure to the weakening housing sector. Health care stocks turned in the worst performance, having a negative return for the period.

What is your outlook?

The Portfolio will remain fully invested in a way that tracks the performance of the S&P MidCap 400 Index. This is an attractive way for individuals to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

For the first time since early 2000, mid-cap stocks have under performed their large-cap counterparts. Collectively, this group tends to offer more leveraged exposure to changes in economic growth, hence, the strong performance over the

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

past few years. With a moderation in economic growth appearing to unfold and particular weakness in segments like housing and related industries such as furniture and construction equipment, this group may not experience the return premiums it has over the last few years. Attractive opportunities remain in this segment, but our estimate is that returns will be more in line with long-term averages.

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks. “S&P MidCap 400 Index” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. Index funds are subject to the same market risks associated with the stocks in their respective indexes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner International Portfolio returned 21.50% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. International Category, reported a median return of 24.70% . The Portfolio’s market benchmark, the MSCI Europe, Australasia and Far East Index, returned 26.86% .

What factors affected the Portfolio’s performance?

Performance was disappointing versus the benchmark index as the Portfolio’s advance was limited by stock selection as well as an underexposure to some of the better performing Euro and Pound based markets. Japanese equities did not perform as well as the broader index, and the yen did not appreciate versus the dollar as Eurocentric currencies did in 2006. These factors were significant to results as the portfolio had a moderate overweight position in Japan and an underweight in European markets. Emerging market exposure mitigated some of the far eastern underperformance.

Within Japan, results were further limited by poor performance from shares in the financial sector as well as some disappointments from companies like retailer Marui and electronics company Ibiden. Pharmaceutical shares across foreign markets also came under pressure in the fourth quarter as the outcome of the U.S. Congressional elections introduced new uncertainties for global health care companies as relates to pricing.

Energy service companies Saipem and Keppel provided attractive returns for the portfolio as did Petroleo Brasileiro. Modest exposure to emerging markets, while volatile over the period, generally were additive to results for the full fiscal year.

European holdings were mostly additive to returns as solid economic growth and continued business rationalization of unwieldy cost structures led to improved operating results and a constructive investment environment. European based retailers Marks and Spencer, Metro and Carrefour all benefited from an improvement in consumer spending not only in Europe but across their global footprints. Consumer based electronic companies like LG Electronics came under pressure as aggressive pricing in electronic consumer goods such as cell phones and the increasingly popular and affordable large screen televisions incorporating new LCD and plasma technology, while increasing volume of products sold put pressure on operating margins. Merger and acquisition activity was also a catalyst for strong market performance in Europe as private equity and hedge fund pools were active. Companies like Portugal Telecom and Iberdola advanced nicely as the result of strong bid activity in the European utility sector.

International investing has special risks including currency fluctuation and political volatility.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Countries are subject to change.

Major Market Sectors and Top 10 Countries exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

We remain more cautious on emerging markets and the resource-based economies of Australia and Canada, the prospects for which are linked by a very fragile relationship between demand for commodities and liquidity. In addition, our work indicates that at this time, risk is not being adequately priced, particularly for emerging markets, making these countries vulnerable to negative surprises. The convergence in valuations across markets, sectors and capitalization ranges should ultimately lead investors to focus on quality as a differentiating factor, particularly in light of moderating economic growth. 2006 marked the fifth consecutive year that foreign stocks outperformed the domestic market. The global economy should continue to improve, helped by converging business practices and major structural changes. Increasing globalization has allowed emerging markets such as India and China to integrate their economies more closely with those of developed countries. Arguably the largest risk is a sharp slowdown in U.S. consumer spending, which has been a significant driver of global economic expansion. Other possible pitfalls include geopolitical instability, rising commodities prices, and narrowing profit margins.

* The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) is a stock index designed to measure the equity performance of developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Subadvised by Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company) Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner All Cap Portfolio returned 15.47% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Multi Cap Core Category, reported a median return of 14.31% . The Portfolio’s market benchmark, the Russell 3000 Index, returned 15.71% .

What factors affected the Portfolio’s performance?

Portfolio results were in line with the benchmark returns for the reporting period as positive and negative contributions from stock selection offset each other for the period. As sector ratings are largely kept in line with those of the index, return variations across sectors were not a factor in the portfolio’s performance.

Stock selection was particularly strong in the industrial sector of the portfolio. Machinery stocks like Joy Global, JLG Industries, Manitowoc Co. and Bucyrus International realized excellent operating results and stock performance as they benefited from both heightened exploration for and production of energy sources but also the accelerated pace of industrialization and capital spending in both developed and developing economies. Wesco International Inc., a worldwide provider of distribution and wholesale products and services to the industrial construction industry, rose as capital spending increased across its major market segments. Our position in Precision CastParts Inc., a supplier of high value added products to the aerospace and industrial turbine industries was rewarding for the portfolio. NVIDIA Corp. in the information technology segment performed well with its focus on graphics and digital media processors but was offset by disappointing results from Marvell Technology in the semiconductor industry. Hardware manufacturer Hewlett Packard performed well but returns here were offset as SanDisk in the storage industry performed poorly.

Insufficient exposure to stocks in the stronger performing capital markets related companies, disappointing results to consumer finance holdings in the finance sector and generally poor results to our positions in health care providers combined to offset much of the gains in the industrial holdings in the portfolio reviewed earlier. In the energy segment, we did not have sufficient exposure to the larger-capitalization companies within the group, and in the reporting period above average returns were concentrated primarily in that group of energy related companies.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The portfolio seeks to invest in the most attractive growth-oriented companies across the capitalization spectrum. To accomplish this, the manager uses a combination of quantitative modeling and fundamental research to select stocks. The result is a disciplined, sector-neutral portfolio of fundamentally sound stocks.

* The Russell 3000 Index is an unmanaged index comprised of the 3,000 largest companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Large Cap Growth Portfolio returned 6.72% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Large Cap Growth Category, reported a median return of 6.37% . The Portfolio’s market benchmark, the Russell 1000 Growth Index, returned 9.07% .

What factors affected the Portfolio’s performance?

Large-cap growth stocks, while posting positive returns, did not provide the higher levels of returns achieved in the value and smaller-capitalization indices. The key large-cap growth sectors, health care and information technology, while achieving positive results, did not achieve the levels of returns seen in the financials, energy or telecommunications segments, which are more aligned with valuation based segments of the markets. Strong earnings and price momentum was more evident in cyclically or commodity price sensitive industries, and the performance of stock sectors over the last 12 months was consistent with that shift.

Looking at a sector-based analysis, the majority of our outperformance versus the benchmark was achieved by our limited holdings in the financials and telecommunication services sectors. Within the financial services sector, our performance within the investment banking sub-sector contributed the most performance, highlighted by our ownership of stocks such as Goldman Sachs and Merrill Lynch. Both sector allocation and security selection equally contributed to performance in telecommunications services, where our bullish stance on emerging wireless markets was rewarded by strong returns achieved in our positions in America Movil and NII Holdings.

Two sectors detracting the most from performance for the year were health care and information technology, both of which represent significant segments within the realm of traditional growth investing. In health care, the pharmaceutical and medical technology sub-sectors of the portfolio both underperformed primarily due to stock selection. Our holding in St. Jude Medical in the medical devices segment performed poorly related to disappointing operating results and concerns about product efficacy, while increased generic drug competition and a poor pricing environment were the reasons for Teva Pharmaceuticals’ underperformance. In the technology sector, the systems software and internet sub-sectors had the most negative impact on performance, which, in certain instances, were fostered by not having sig-nificant enough positions in good performing stocks like Microsoft, which performed well, and poor returns from our holdings in Yahoo! and eBay, both companies suffering from execution issues during the year.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies may provide relative outperformance for this asset class in the coming year. We will keep a close watch on potential inflationary pressures such as energy costs and the actions of the Federal Reserve with regard to further interest rate changes as those variables will most likely impact our industry allocation. A large influx of private equity into the market via level buyouts (LBOs) as well as merger and acquisition activity shows the intrinsic value of equities and should support the market. Currently, we believe the financial sector will provide superior returns and have a sizeable overweight position with an emphasis in investment banking and asset management groups. The emerging telecommunication services companies continue to look attractive, and we maintain our overweighted position. With concerns regarding a slowing economy, we have underweighted the industrial sector and reduced the technology sector to a neutral weighting.

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Large Cap Growth Portfolio II returned 6.78% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Large Cap Growth Category, reported a median return of 6.37% . The Portfolio’s market benchmark, the Russell 1000 Growth Index, returned 9.07% .

What factors affected the Portfolio’s performance?

Large-cap growth stocks, while posting positive returns, did not provide the higher levels of returns achieved in the value and smaller-capitalization indices. The key large-cap growth sectors, health care and information technology, while achieving positive results, did not achieve the levels of returns seen in the financials, energy or telecommunications segments, which are more aligned with valuation based segments of the markets. Strong earnings and price momentum was more evident in cyclically or commodity price sensitive industries, and the performance of stock sectors over the last 12 months was consistent with that shift.

Looking at a sector-based analysis, the majority of our outperformance versus the benchmark was achieved by our limited holdings in the financials and telecommunication services sectors. Within the financial services sector, our performance within the investment banking sub-sector contributed the most performance, highlighted by our ownership of stocks such as Goldman Sachs and Merrill Lynch. Both sector allocation and security selection equally contributed to performance in telecommunications services, where our bullish stance on emerging wireless markets was rewarded by strong returns achieved in our positions in America Movil and NII Holdings.

Two sectors detracting the most from performance for the year were health care and information technology, both of which represent significant segments within the realm of traditional growth investing. In health care, the pharmaceutical and medical technology sub-sectors of the portfolio both underperformed primarily due to stock selection. Our holding in St. Jude Medical in the medical devices segment performed poorly related to disappointing operating results and concerns about product efficacy, while increased generic drug competition and a poor pricing environment were the reasons for Teva Pharmaceuticals’ underperformance. In the technology sector, the systems software and internet sub-sectors had the most negative impact on performance, which, in certain instances, were fostered by not having significant enough positions in good performing stocks like Microsoft, which performed well, and poor returns from our holdings in Yahoo! and eBay, both companies suffering from execution issues during the year.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

A slowing economy and relatively attractive valuations for many large-cap growth companies may provide relative outperformance for this asset class in the coming year. We will keep a close watch on potential inflationary pressures such as energy costs and the actions of the Federal Reserve with regard to further interest rate changes as those variables will most likely impact our industry allocation. A large influx of private equity into the market via LBOs as well as merger and acquisition activity shows the intrinsic value of equities and should support the market. Currently, we believe the financial sector will provide superior returns and have a sizeable overweight position with an emphasis in investment banking and asset management groups. The emerging telecommunication services companies continue to look attractive, and we maintain our overweighted position. With concerns regarding a slowing economy, we have underweighted the industrial sector and reduced the technology sector to a neutral weighting.

* The Russell 1000 Growth Index is an index comprised of those Russell 1000 companies with higher than average price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Partner Growth Stock Portfolio returned 13.17% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Large Cap Growth Category, reported a median return of 6.37% . The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, returned 11.03% .

What factors affected the Portfolio’s performance?

Excellent returns were driven by a combination of thoughtful sector emphasis and strong stock selection within sectors and industries. Within the consumer discretionary group, our exposure to the gaming industry in companies like MGM Mirage and Wynn Resorts Ltd. aided results. In retail, Kohl’s Corp. was a positive for the portfolio. Garmin Ltd., a manufacturer of GPS enabled information devices targeted at consumers, also performed well. In financial services, our holdings in diversified financial service companies like Chicago Mercantile Exchange Holdings, Inc. and Citigroup, Inc. as well as select globally powerful financial service companies added value for the portfolio. Holdings with exposure to the financial markets like brokerage and asset management firms rose nicely, and we had a portfolio overweight in the industry. In telecommunications, America Movil S.A.B., a provider of telecommunications services in Latin America, achieved strong operating results, and the stock performed well.

Information technology was an area of disappointment for the portfolio as our stocks did not keep pace with the averages. An area of particular distress was the semiconductor industry within the IT sector as companies like Intel, Texas Instruments and Marvell Technologies all posted sub-par returns. EMC Corp. in the hardware and computer peripherals industry also performed poorly. Cisco Systems performed well, but we did not have a significant position in the company, and our lack of emphasis had a detrimental impact on performance. The energy segment is another area in which we did not fully participate in the market advance with the most significant factor being a lack of full exposure to some particularly strong advances in companies like Exxon Mobil.

What is your outlook?

We think the market is underestimating the strength of the global economy and the resilience of corporate earnings and cash-flow growth. Nonetheless, U.S. economic growth is

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

likely to moderate in the coming year, and as a result, earnings delivery will be the key driver of relative performance. We believe that investors will be attracted to-and bestow higher prices on-companies producing stable earnings growth. Toward that end, we are focusing on companies with diversified revenue streams and significant business outside of the United States. We believe that our portfolio of high-quality growth stocks is well positioned as we move into 2007.

* The S&P 500/Citigroup Growth Index is an unmanaged capitalization-weighted index comprised of securities with higher price-to-book ratios in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Large Cap Value Portfolio returned 18.72% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Large Cap Value Category, reported a median return of 18.86% . The Portfolio’s market benchmark, the Russell 1000 Value Index, returned 22.22% .

What factors affected the Portfolio’s performance?

Sectors that helped performance during the period included consumer staples, industrials and energy. In each of these sectors, stock selection was the primary source of portfolio performance.

In the consumer staples sector ConAgra in the food industry was the largest positive contributor. The position was purchased on the day the company cut the dividend and implemented a restructuring plan under new management. The share price subsequently appreciated, and the position was sold as there appeared to be limited further upside.

Highlights in the industrial sector included American Airlines and Terex in the construction equipment segments. Industrials were one of the strongest areas of the market during the period. The portfolio has been, and continues to be, overweighted in this area. However, the weighting has come down as a number of positions have been sold, once peak operating performance was reflected in the share prices. Positions that were sold include Terex and Caterpillar.

Energy was another strong area of the market. Security selection in the oil and gas equipment and oil and gas exploration industries helped performance the most in this sector. Energy positions were cut back this summer as the best case scenario for these companies became reflected in share prices.

Areas that limited performance included health care, telecommunications services, materials and technology. Again, stock selection was the primary source of sub-par performance in these areas, although in a number of cases it was related to securities that performed well within a group that were not owned in the portfolio.

In health care and particularly within the pharmaceutical group, we did not own a position in Merck, which staged an impressive price recovery despite ongoing product pipeline and patent expiration challenges. Steel stocks also performed well over the period, and we did not have a position in that segment of the materials industry. Positions in Nokia, Alcatel, Comverse and Motorola hurt performance in the technology group, an area that experienced broad performance pressure during the year.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Our focus is on investing in good companies that are undervalued versus their long-term normal earnings power and growth potential. We are finding value in selected technology and industrial companies and to a lesser degree in market sensitive financials other than brokers. In addition, certain pharmaceutical companies remain attractive.

* The Russell 1000 Value Index is an index comprised of companies with lower price-to-book ratios and lower forecasted growth rates within the Russell 1000 Index. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Large Cap Stock Portfolio returned 11.95% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Large Cap Core Category, reported a median return of 13.92% . The Portfolio’s market benchmark, the S&P 500 Index, returned 15.78% .

What factors affected the Portfolio’s performance?

The most significant factor limiting the Portfolio’s advance was stock selection in the health care sector. For a sector that traditionally provides reasonably consistent growth, 2006 was a year of major surprises for the group. The experience in pharmaceuticals was representative. Not owning a position in Merck was a major factor in our sub-par returns. Our concern about several of its largest drugs coming off of patent protection and negatively impacting earnings potential was more than offset by optimism about a cost reduction program that led to an improvement in short-term profitability and some new product introductions. Other recovery stories in the sector were missed and many of the companies that we owned had poor relative performance. Sources of negative performance included a decline in the price of several managed care stocks and poor stock selection in health care equipment industry, where the outlook for heart device stocks deteriorated quite quickly and unexpectedly.

A moderate cash position was held through most of the later part of the fiscal year in anticipation of a significant slowdown in consumer spending and its anticipated negative effect on economic growth and corporate profits. Consumer spending was anticipated to decline due to a falloff in confidence as home values began to decline coupled with a decrease in the mortgage equity withdrawals that had been used to buttress spending over the past several years. Earnings on this segment of the portfolio did not keep pace in the strong second advance.

A third area negatively affecting performance was stock selection in the consumer discretionary sector. Examples include Harrah’s Entertainment, which announced an earnings disappointment and a poor outlook as the result of a step-up in spending on property improvements. A position in Home Depot proved to be a poor decision as a reasonably strong profit outlook and low valuation were overcome by concerns with the size of the slowdown in the homebuilding industry. Exposure to Homebuilders early in the year also was detrimental.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

Strategies emphasizing stock valuation worked well in the markets in 2006 and are expected to continue to be a focus in 2007. The portfolio has an emphasis on stocks with above average dividend yields and below average valuations as measured by variables like price to sales, earnings and cash flow. Fundamental indicators that continue to influence stock selection include earnings revisions, trends in profitability, trends in growth expectations and quarterly earnings surprises. Other tools integrated into the decision process include sentiment indicators such as money flow data from institutional investors.

* The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Large Cap Index Portfolio returned 15.36% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the S&P 500 Index Objective Category, reported a median return of 15.40% . The Portfolio’s market benchmark, the S&P 500 Index, returned 15.78% .

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio itself can largely be attributed to expenses and minor differences in portfolio composition related to cash flow investing.

Large-capitalization stocks modestly outperformed mid-capitalization companies and slightly underperformed small-capitalization companies over the reporting period. Within the large cap segments the telecommunication services, energy, and utilities sectors provided the best returns. The industrials, information technology, and health care sectors achieved positive returns, but their segment returns were less than that of the S&P 500 Index over the fiscal year.

Large-capitalization performance was largely a function of better returns in the second six months of the period. A disturbing level of speculation was evident in the first half with unusually high returns being achieved in commodity related companies in the energy, industrial and precious metal sectors. This was particularly evident in the medium- and small-capitalization segments of the market as those groups tended to be more leveraged to higher prices for commodities. In the spring, policymakers across both industrialized and emerging countries indicated a more activist approach to bringing inflation risk under control, primarily by raising interest rates and moderating economic growth. This caused investors to re-evaluate their preferences for risk and led to improved results for the large-capitalization, higher quality segments of the market in the second half of the period.

What is your outlook?

There is an attempt on the part of policymakers to slow economic growth and lower inflationary risks that appear to be taking root in the economy. With that shift in policy, economic and market risks increase as the opportunity for policy errors is not insignificant. We believe the economy will respond and growth will moderate, allowing inflation risk to subside. This would provide a constructive environment for financial assets in general and common stocks in particular.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

Large capitalization companies, while providing attractive returns over the past few years, have not provided the levels of results achieved in the small- and mid-capitalization segments of the equity market, in spite of very impressive operating performance and earnings growth. We believe that returns to this segment are likely to be more in line with their counterparts as investors consider the attractive valuations in this group along with the higher level of operating stability and seasoned business models. It appears that the largest companies may be best positioned from a valuation perspective, and with the increased risk evident in the current policy environment, provide a relatively attractive combination of opportunity and stability.

* The S&P 500 Index is an index that represents the average performance of a group of 500 large-capitalization stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. Index funds are subject to the same market risks associated with the stocks in their respective indexes. The performance of these Indexes does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Real Estate Securities Portfolio returned 34.18% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. Real Estate Category, reported a median return of 36.48% . The Portfolio’s market benchmark, the NAREIT Equity REIT Index, returned 35.06% . During this performance period, a modest cash position held in the Portfolio was the primary reason the Portfolio return was below that of the Index. Sector allocation and security selection decisions both contributed positively to performance results, as summarized below.

What factors impacted performance?

REIT stocks performed exceptionally well over the last 12 months due to strong rental demand for commercial and multifamily residential properties, and limited new supply. In addition, continued investment demand for real estate from both institutional and individual investors helped REIT stocks continue their strong performance record.

Thrivent Real Estate Securities Portfolio maintained exposure in each of the primary property types (office, industrial, apartments, and retail shopping centers) during the period. The office and apartment sectors were the best performing sectors of the primary property types within the REIT market over the past year. We concentrated our office exposure in REITs that own properties in high barrier to entry markets, specifically New York City, Washington D.C., and California. These markets currently enjoy low vacancy rates and strong rental demand, allowing property owners to increase rental rates for both new leases and renewals. In addition, we anticipated favorable trends in occupancy and rental rates in the apartment market, and steadily increased our allocation to this property type during the year.

Security selection within the office, apartment and retail shopping center sectors contributed positively to performance. Stocks that performed exceptionally within the Portfolio included Equity Office Properties, Class A office property owner in major U.S. cities, SL Green Realty Corp, a New York City-focused office REIT, AvalonBay Communities Inc., a luxury apartment developer and manager in coastal markets, and Simon Property Group, the largest owner of regional malls in the United States.

What is your outlook?

We anticipate slower economic growth in 2007 as a result of the declining demand for new single family homes, and weakening housing prices in many of the previously booming housing markets such as Arizona, Florida, California and Nevada. This housing slowdown is likely to have a direct impact on related industries including household goods and building products. Consumer spending in general may also be affected as a result of homeowners feeling less wealthy due to the deterioration in price appreciation trends for single family

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

homes. However, we do not believe that weakness in the housing sector will be enough to trigger a recession in 2007. An eventual easing of interest rates by the Federal Open Market Committee may be necessary to help offset weakness in the consumer sectors.

Demand for commercial real estate and multifamily residential properties should continue to be steady as long as job growth remains positive in 2007. We continue to overweight REITs that operate in high barrier to entry markets (primarily the coastal areas), although we do maintain a geographically diverse portfolio with exposure across the entire United States. We believe that favorable trends will continue for office REITs with property exposure in New York City, Washington D.C. and California. Vacancy rates in these supply-constrained office markets are at historically low levels, and demand for office space remains strong in premier locations.

We also expect the U.S. apartment market to remain firm as a result of low vacancy rates and housing affordability issues in many parts of the country. While the shopping center sector may be perceived less favorably if consumer spending weakens, we believe that “Class A” malls-those malls in prime locations that generate the highest sales per square foot-will continue to be in strong demand. We also like shopping center REITs that have assembled portfolios in densely-populated, higher income communities, and/or also have the ability to develop new properties in attractive locations.

* The NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Balanced Portfolio returned 11.41% during the one-year period ended Dec. 31, 2006. In comparison, the S&P 500 Index gained 15.78%, and the Lehman Brothers Aggregate Bond Index returned 4.33% .

What factors affected the Portfolio’s performance?

In the equities portion of the Portfolio, large-capitalization stocks modestly outperformed mid-capitalization companies and slightly underperformed small-capitalization companies over the reporting period. Within the large cap segments the telecommunication services, energy, and utilities sectors provided the best returns. The industrials, information technology, and health care sectors achieved positive returns, but their segment returns were less than that of the S&P 500 Index over the fiscal year.

As for the fixed income portion of the Portfolio, the market was in a Fed tightening cycle during a period of strong economic growth during the first half of the year. This sent interest rates on 10-year Treasury Notes from 4.40% at the start of the year to a peak of 5.25% in June. During the second half of the year the Fed was in pause mode and evidence of a slowing housing market came to light. This sent interest rates on 10-year Treasury Notes back to 4.40% at the end of November and they closed the year at 4.70% . The fixed income component of the Balanced Portfolio tries to match the performance of the Lehman Brothers Aggregate Bond Index. Because it is significantly smaller than the Lehman Index, it must invest in a representative sample of the holdings of the Index. Also, the Index incurs no trading or operating expenses. Therefore some mismatch of performance exists between the Lehman Index and the fixed income portion of the Balanced Portfolio. We try to keep this mismatch to a minimum. There was not a lot of performance differentiation among asset classes in this investment-grade only Index. The best performing sector was mortgage-backed securities at 5.22% for the year, or 0.89% in excess of the Index. The weakest performing sector was Treasuries, with a total return in 2006 of 3.09%, or 1.24% under the return of the Index.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

Top 10 Holdings excludes short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned.

What is your outlook?

The Fed put itself in a holding pattern through the second half of the year, as the risk of higher inflation appeared to subside. Many in the bond market seem to anticipate that the Fed will change course and reduce short-term interest rates sometime in early 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to make such a dramatic decision that quickly. Some inflation risks continue, particularly as the U.S. job market improves, which could result in a degree of wage inflation. Rather, we anticipate that the unusual trend where yields on shorter-term debt securities are higher than those of longer-term securities may actually remain in place for the near term. The fixed income portion of the Balanced Fund tries to match the performance of the Lehman Aggregate Index and therefore makes no strategic bets based on this outlook.

* The S&P 500 Index is an unmanaged index that represents the average performance of a group of 500 large-capitalization stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

*** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent High Yield Portfolio returned 10.31% during the one-year period ended Dec. 31, 2006. The Portfolio’s peer group, as represented by the Lipper Inc. U.S. High Current Yield Category, reported a median return of 10.02% . The Portfolio’s market benchmark, the Lehman Brothers U.S. Corporate High Yield Bond Index, returned 11.84% .

What factors affected the Portfolio’s performance?

The fact that we held less lower-quality and distressed credits both hurt and helped us over the course of the year. When the period began, strong economic growth, increased appetite for risk among investors, and low default rates helped fuel investors’ quest for yield, thereby propelling the lowest-quality high-yield bonds to outperform. As such, our underweighted position in the lowest-rated high-yield credits — CCC-rated and distressed/defaulted credits —detracted from our performance early in the period and held back the Portfolio’s returns for the year, relative to the Index.

In May, however, when conditions shifted, the same defensive positioning that hurt us earlier in the period substantially added to performance through the rest of the year. A general sense among investors that high-yield valuations had become richly valued, along with growing concerns about a slowdown in economic growth, caused yields in the high-yield segment to back up considerably, thereby decreasing bond prices. As investors became less comfortable with risk, the lowest-quality credits suffered and our relative underweighting in this area added to our returns versus the Index.

Another positive contributor to performance was our decision to reduce our previous overweighting in energy-related names to an underweighted position. Based on our belief that energy credits had peaked in value, we sold many of our energy holdings, enabling us to reap profits for the Portfolio and add to its total return for the year. We also benefited from our underweighted position in the health care sector, which underperformed during the period.

On the negative side, our underweighted stance in auto-related bonds, which performed strongly in the first part of the period, detracted from returns through May versus the Index. In addition, like most of our peers, to remain sufficiently diversified we typically don’t invest more than 2% to 3% of the Portfolio’s assets in a single issue. Since both GM and Ford each represent more than 5% of the Lehman Index and outperformed strongly early in the period, we (like most other high-yield funds) lost ground versus the benchmark.

High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings by Issuer are subject to change.

Major Market Sectors, Moody’s Bond Quality Ratings Distributions and Top 10 Holdings by Issuer exclude short-term investments and collateral held for securities loaned.

What is your outlook?

Our outlook for high-yield bonds is generally positive, given our expectations for a mild slowdown in U.S. economic growth as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. The combination of steady but slower growth and low default rates should enable high-yield bonds to continue providing a favorable total return.

Having said that, the high-yield market’s rich valuations and historically thin yield margins over Treasury bonds make us cautious over the near term, as a moderate correction could occur. Also, an increase in leveraged buyouts, resulting in higher debt levels and default potential for some issuers, could pose problems for the market three or more years from now.

All in all, we are convinced that the Portfolio’s current composition and structure position it well for the macro environment we expect over the months ahead.

* The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Thrivent Diversified Income Plus Portfolio (formerly known as High Yield Portfolio II) seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities. Some historical performance information on these pages prior to July 3, 2006, pertains to the predecessor Thrivent High Yield Portfolio II.

Prior to July 3, 2006, the Portfolio was named Thrivent High Yield Portfolio II and invested primarily (i.e., at least 80% of its net assets) in high-risk, high-yield bonds, commonly referred to as “junk bonds.*” On July 3, 2006, the Portfolio adopted its current name and its current strategy, which includes the ability to invest in a more diversified portfolio of income-producing securities, such as dividend-producing equities, REIT stocks and other income-producing securities.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Diversified Income Plus Portfolio returned 14.19% during the one-year period ended Dec. 31, 2006. This compares with the Portfolio’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which returned 17.30%; the Lehman Brothers Aggregate Bond Index, which returned 4.33%; and the Lehman Brothers U.S. Corporate High Yield Bond Index, which returned 11.84% for the same one-year time frame.

What factors affected the Portfolio’s performance?

In the equity portion, both a large relative allocation to real estate investment trusts (REITs) and stock selection within that sector contributed to returns. This proved to be the best-performing element in the equity component for the period. REITs continued their surprisingly strong run due to robust demand from investors who value the favorable dividend yield the sector typically provides.

Next, the equity component’s focus on traditionally high-dividend-paying stocks issued by companies in the utilities and financial services sectors significantly supported performance. At the time of the Portfolio’s transition to its new mandate, the Federal Reserve had halted its series of interest rate increases. Since utilities and financial services stocks tend to exhibit a greater sensitivity to interest rate fluctuations, they performed well as interest rates stabilized.

The one detractor from performance on the equity side was our decision not to take on more risk within our REIT position when the Portfolio transitioned to its new structure. Based on our analysis in July, we perceived REIT stocks to be fairly valued and we didn’t reach the maximum allowable allocation to REITs permitted by the Portfolio’s prospectus.

The fixed-income component, which comprised primarily high-yield bonds, delivered strong performance due to good security selection and an allocation to hybrid securities, a new sector of the fixed-income market that is similar in structure to preferred stock.

*High-yield bonds carry greater volatility and risk than investment-grade bonds.

Quoted Major Market Sectors, Portfolio Composition and Top 10 Holdings are subject to change. Major Market Sectors represent long-term non-government holdings.

Top 10 Holdings excludes short-term investments and collateral held for securities loaned. The Portfolio Composition chart excludes collateral held for securities loaned.

Based on our belief that energy credits generally had peaked in value, we sold many of our energy bonds, enabling us to reap solid gains for the Portfolio. Finally, our de-emphasizing both health care- and utilities-related bonds added to return.

Our underweighting in the lowest-rated high-yield credits —CCC-rated and distressed/defaulted credits — detracted from performance early in the period.

What is your outlook?

Our outlook for the Portfolio is positive, particularly given its strong start and favorable performance versus its peer group median. In general, we believe that higher-dividend-paying securities will remain in favor among investors, particularly as interest rates stabilize. On the fixed-income side, our outlook for high-yield bonds is somewhat cautious, given our expectations for only a mild slowdown in U.S. economy growth, as opposed to an outright recession, which we believe is unlikely given the strength of current economic fundamentals. Our active management of the Portfolio, coupled with the generally favorable macro conditions we anticipate, should bode well for the Portfolio given its highly diversified composition and pursuit of attractive, steady income.

* The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the S&P 500 Dividend Aristocrats Index serves as a better reflection of the Portfolios’ newly adopted strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

** The Lehman Brothers Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The composition of the Lehman Brothers Aggregate Bond Index serves as a better reflection of the Portfolio’s current strategy than does the Lehman Brothers U.S. Corporate High Yield Bond Index.

*** The Lehman Brothers U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

****The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Income Portfolio returned 5.42% during the period, outpacing the median return of 4.45% for its Lipper Inc. Corporate Debt Funds BBB-Rated Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers Aggregate Bond Index, posted a return of 4.33% .

What factors affected the Portfolio’s performance?

As many people expected, the early months of the year were challenging for bond investors. The Federal Reserve (Fed) was in the midst of a money-tightening policy and continued to raise the short-term interest rates it controls. The Fed was clearly focused on stemming a growing inflation risk, one that was exacerbated by a spike in oil prices. By midsummer, interest rates on one of the bond market’s bellwether measures, the 10-year U.S. Treasury note, had risen from 4.39% at the end of 2005 to 5.25% near the end of June 2006 (bond values decline when interest rates rise).

In this environment, we successfully positioned the portfolio defensively by keeping our average Treasury maturities shorter than most other funds in our competitive universe. We also had overweight positions in commercial mortgage-backed and (residential) mortgage-backed securities. All three of these positions were strong performers in the first half of 2006. Also performing well in the first half of 2006 were Baa-rated corporate bond issues and high-yield (junk) bonds. The Income Portfolio had holdings in these securities commensurate with its peer group.

In the second half of the year, yields on 10-year Treasury bonds generally drifted lower. When yields peaked in June, we focused on bonds with longer maturities, and they enjoyed solid performance when rates again began to decline. The yield on 10-year Treasury issues was 4.70% on Dec. 31, 2006, somewhat higher than 12 months earlier but significantly lower than mid-year. We also increased our holdings in corporate bonds and high-yield bonds such that we held relatively more than our peers. This was successful. Our year-long overweight in commercial mortgage-backed and mortgage-backed securities continued to pay off in the second half of 2006.

What is your outlook?

The Fed put itself in a holding pattern through the second half of the year, as the risk of higher inflation appeared to subside. Many in the bond market seem to anticipate that the Fed will change course and reduce short-term interest rates sometime in early 2007, a move that would generally be welcomed by the bond market. We are not as optimistic that the Fed will be ready to make such a dramatic decision that quickly. Some inflation risks continue, particularly as the U.S. job market improves, which could result in a degree

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

Moody's Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

of wage inflation. Rather, we anticipate that the unusual trend where yields on shorter-term debt securities are higher than those of longer-term securities may actually remain in place for the near term.

We are likely to increase the already relatively high level of quality in the Portfolio’s holdings. This is particularly true given that lower-quality, high-yield bonds appear to be somewhat overpriced in the current market. We will use a selective approach in adding bonds from this segment of the market. Commercial mortgage-backed securities are likely to continue playing an important role in the Portfolio, as commercial property development appears healthier than its residential counterpart.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the 12-month period ended Dec. 31, 2006?

Thrivent Bond Index Portfolio returned 4.04%, compared to the median return of 6.30% for its Lipper Inc. General Bond Funds peer group. The Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index (Lehman Index), posted a 4.33% return.

What factors affected the Portfolio’s performance?

Since the Portfolio’s objective is to track the performance of the Lehman Index, its allocations to various sectors of the broad U.S. fixed-income markets generally mirror those of the index. The reason the Portfolio underperformed the Lehman Index is that it incurred operating expenses, whereas none were incurred by the Lehman Index.

With signs of strong economic growth in the first months of 2006, interest rates began to move higher, putting some pressure on the Portfolio. The move was more dramatic on the shorter end of the yield curve, with continued interest rate hikes by the Federal Reserve (Fed) having much to do with that. Initially, yields on longer-term securities also rose, particularly given the rising inflation threat caused by higher oil prices.

However, the economy showed signs of a fairly dramatic slowdown in the rate of growth by mid-year. While yields on short-term securities continued to rise or stabilize, yields on longer-term issues declined. Even through the ups and downs, the overall movement of the interest rate market was not dramatic over the past 12 months.

Within the Lehman Index, and consequently the Portfolio, Treasury securities fared worst, while asset-backed and mortgage-backed securities performed relatively well, outpacing comparable-maturity Treasury securities while offering a favorable yield advantage. Corporate bond performance was split according to credit quality, with lower-quality, high-yield credit outperforming their investment-grade counterparts.

What is your outlook?

We anticipate the trend toward slower growth in the economy will continue through the early months of 2007. As a result, inflation concerns should diminish. While the bond market seems to already be pricing in the likelihood of an interest rate cut by the Fed in early 2007, we don’t expect it to happen any time soon. More likely is that interest rates controlled by the investment markets will continue to move in a fairly narrow range, at least in the early months of the new year.

The biggest wild card that could play into the Fed’s plans is the housing market. If housing activity continues to slow dramatically, as it began to do in the summer of 2006, the Fed may feel more compelled to jump-start the market by cutting short-term rates.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

Moody's Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

With slower economic growth, higher-quality sectors should gain a performance advantage over the lower-quality tiers of the bond market. Also, with interest rates up over the last two years, we believe yield will play a more prominent role in the total return of the Portfolio going forward. As always, we intend to maintain a well diversified mix of debt securities in our efforts to track the performance of the Lehman Index.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Limited Maturity Bond Portfolio returned 4.57% during the period, outpacing the median return of 4.28% for its Lipper Inc. Short Investment Grade Debt Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers Government/Credit 1-3 Year Bond Index, generated a return of 4.25% .

What factors affected the Portfolio’s performance?

With signs of strong economic growth, particularly in the first months of 2006, interest rates began to move higher, putting some pressure on the Portfolio. The move was more dramatic on the shorter end of the yield curve as a result of interest rate hikes by the Federal Reserve.

We were prepared for the upward trend in interest rates. Early in 2006, we had positioned the Portfolio in a defensive manner. Much of our focus was on floating-rate securities and money market securities, which tend to perform better as interest rates rise. The coupon rates paid by floating-rate securities is adjusted monthly or quarterly based on market conditions, so rising rates result in better yields for the Portfolio. This type of positioning proved to be beneficial to the Portfolio in the first half of 2006.

However, economic activity slowed by mid-year, and our short-duration position proved to be less effective. Although the Federal Reserve kept short-term rates steady over the second half of the year, interest rates across all maturities declined over the six month period. Even through the ups and downs during the year, the overall movement of the interest rate market was not dramatic over the past 12 months.

The riskiest sectors of the bond market delivered the best returns during the year and all sectors of the bond market offering incremental yield to Treasury securities generated better returns than U.S. government securities. The Portfolio benefited from an underweight to Treasury securities throughout the year.

What is your outlook?

We anticipate the trend toward slower growth in the economy will continue through the early months of 2007. As a result, inflation concerns should diminish. While the bond market seems to already be pricing in the likelihood of an interest rate cut by the Federal Reserve (the Fed) in early 2007, we don’t expect it to happen any time soon. More likely is that interest rates controlled by the investment markets will continue to move in a fairly narrow range, at least in the early months of the new year.

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

Moody's Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The biggest wild card that could play into the Fed’s plans is the housing market. If housing activity continues to slow dramatically, as it began to do in the summer of 2006, the Fed may feel more compelled to jump-start the market by cutting short-term rates.

In the current environment, we will look for opportunities to extend the average life of our Portfolio’s holdings, taking a slightly more aggressive posture and increasing our emphasis on fixed-rate securities versus floating rate securities. We continue to emphasize the high quality securitized asset sectors (mortgage-backed securities and asset-backed securities) of the bond market, which offer an attractive yield advantage over government securities. Corporate bonds also remain part of the mix.

* The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Mortgage Securities Portfolio returned 4.71% during the period, outpacing the median return of 4.22% for its Lipper Inc. U.S. Mortgage Funds peer group. During the same period, the Portfolio’s market benchmark, the Lehman Brothers Mortgage-Backed Securities Index, generated a return of 5.22% .

What factors affected the Portfolio’s performance?

With signs of strong economic growth, particularly in the first months of 2006, interest rates began to move higher, putting some pressure on the Portfolio. The move was more dramatic on the shorter end of the yield curve, with continued interest rate hikes by the Federal Reserve having much to do with that. Initially, yields on longer-term securities also rose, particularly given the rising inflation threat caused by higher oil prices.

We were prepared for the upward trend in interest rates. Early in 2006, we had positioned the Portfolio in a defensive manner. Much of our focus was on higher coupon mortgage-backed securities and a higher allocation to money market securities, which tend to perform better as interest rates rise. This type of positioning proved to be beneficial to the Portfolio in the first half of 2006.

However, economic activity slowed by mid-year, and our short-duration position proved to be less effective. Although the Federal Reserve kept short-term rates steady over the second half of the year, interest rates across all maturities declined over the six month period. Even through the ups and downs during the year, the overall movement of the interest rate market was not dramatic over the past 12 months and volatility declined. The narrow interest rate range and low volatility benefited the performance of mortgage-backed securities during the year.

The riskiest sectors of the bond market delivered the best returns during the year and all sectors of the bond market offering incremental yield to Treasury securities generated better returns than U.S. government securities. The Portfolio benefited from an underweight to Treasury securities throughout the year.

What is your outlook?

We anticipate the trend toward slower growth in the economy will continue through the early months of 2007. As a result, inflation concerns should diminish. While the bond market seems to already be pricing in the likelihood of an interest rate cut by the Federal Reserve (the Fed) in early 2007, we don’t expect it to happen any time soon. More likely is that interest

Quoted Major Market Sectors, Moody's Bond Quality Ratings Distributions and Top 10 Holdings are subject to change.

Major Market Sectors represent long-term non-government holdings.

Moody's Bond Quality Ratings Distributions and the list of Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

rates will remain in a fairly narrow range, which is positive for the performance of mortgage-backed securities.

The biggest wild card that could play into the Fed’s plans is the housing market. If housing activity continues to slow dramatically, as it began to do in the summer of 2006, the Fed may feel more compelled to jump-start the market by cutting short-term rates.

In the current environment, we plan to position the portfolio with a similar duration to its benchmark as we start the year and increase our emphasis on high-quality (agency-backed or AAA-rated) mortgage-backed securities.

* The Lehman Brothers Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

** The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

How did the Portfolio perform during the one-year period ended Dec. 31, 2006?

Thrivent Money Market Portfolio produced a 4.85% return during the period, while its Lipper Money Market Funds Category reported a median net return of 4.59% over the same time frame.

What factors affected the Portfolio’s performance?

While many factors helped the Portfolio’s performance during the period, the most significant factor was proper structuring of the portfolio to best capitalize on changes in short-term interest rates. We maintained a relatively short weighted average maturity for most of the period and then — with Fed interest rate hikes on hold — began buying longer-dated securities toward year end. These securities helped us take advantage of year-end opportunities and higher incremental yields offered by longer-dated securities.

Also helping our performance was our high exposure to floating-rate securities. The yields on these securities reset weekly, monthly or quarterly with changes in prevailing interest rates.

One factor detracting from our performance was that we didn’t extend the Portfolio’s average maturity in June and July, when the market anticipated more Federal Reserve rate tightening than actually occurred. In that case we missed some opportunities.

Also detracting from performance was our primary objectives of safety and liquidity. While there is generally some sacrifice in yield for increased safety and liquidity, it remains a small cost compared with the benefits of providing a conservative portfolio that meets investors’ objectives of safety and liquidity in all types of market conditions.

What is your outlook?

The Fed kept interest rates steady through the second half of 2006, and we expect policymakers will continue to stay on hold through the first quarter of 2007 and possibly through the second quarter. The Fed still views inflation as above its comfort zone, but also recognizes that inflation has moderated somewhat from previous levels. The economy softened during the third and fourth quarters of 2006, and the downturn in housing could negatively impact the economy further, but so

To the extent practicable, the Portfolio intends to maintain a stable net asset value of $1.00 per share.

An investment in Thrivent Money Market Portfolio is not insured or guaranteed by the FDIC or any other government agency.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Quoted Portfolio Composition is subject to change.

far the overall economy remains healthy. We continue to believe that the Fed has most likely succeeded in its goal of achieving a soft landing for the economy.

Our strategy going forward is to continue adding longer-term securities while the Fed is on hold, taking advantage of  opportunities to enhance the Portfolio’s yield. We’ll also remain flexible in case economic and interest rate expectations change. As in any interest rate environment, we will continue to focus on our primary objectives of safety and liquidity, while pursuing the optimum risk-adjusted yield.

* Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Market volatility can significantly affect short-term performance, and more recent returns may be different from those shown. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1 Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. At various times, the Portfolio’s adviser reimbursed and/or paid non-advisory Portfolio expenses. Had the adviser not done so, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

Investing in a variable product involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. Please read your prospectus carefully.

Shareholder Expense Example
(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006. Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company; and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

In the table below, the second section provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/2006	12/31/2006	7/1/2006 — 12/31/2006	Ratio

Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,094	$0.16	0.03%
Hypothetical **	$1,000	$1,025	$0.15	0.03%

Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,093	$0.21	0.04%
Hypothetical **	$1,000	$1,025	$0.20	0.04%

Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,084	$0.37	0.07%
Hypothetical **	$1,000	$1,025	$0.36	0.07%

Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,070	$0.73	0.14%
Hypothetical **	$1,000	$1,024	$0.71	0.14%

Thrivent Technology Portfolio
Actual	$1,000	$1,084	$4.69	0.89%
Hypothetical **	$1,000	$1,021	$4.55	0.89%

Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,053	$5.13	0.99%
Hypothetical **	$1,000	$1,020	$5.04	0.99%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/2006	12/31/2006	7/1/2006 — 12/31/2006	Ratio

Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,068	$4.45	0.85%
Hypothetical **	$1,000	$1,021	$4.35	0.85%

Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,054	$3.77	0.73%
Hypothetical **	$1,000	$1,022	$3.71	0.73%

Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,067	$2.05	0.39%
Hypothetical **	$1,000	$1,023	$2.01	0.39%

Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,065	$2.34	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,065	$2.01	0.39%
Hypothetical **	$1,000	$1,023	$1.97	0.39%

Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,105	$4.83	0.91%
Hypothetical **	$1,000	$1,021	$4.63	0.91%

Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,095	$3.83	0.73%
Hypothetical **	$1,000	$1,022	$3.70	0.73%

Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,056	$2.26	0.44%
Hypothetical **	$1,000	$1,023	$2.22	0.44%

Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,136	$4.74	0.88%
Hypothetical **	$1,000	$1,021	$4.48	0.88%

Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,112	$4.50	0.85%
Hypothetical **	$1,000	$1,021	$4.31	0.85%

Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,090	$2.36	0.45%
Hypothetical **	$1,000	$1,023	$2.29	0.45%

Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,091	$2.07	0.39%
Hypothetical **	$1,000	$1,023	$2.01	0.39%

Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,124	$4.20	0.79%
Hypothetical **	$1,000	$1,021	$4.00	0.79%

Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,115	$3.43	0.64%
Hypothetical **	$1,000	$1,022	$3.28	0.64%

Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,109	$3.53	0.66%
Hypothetical **	$1,000	$1,022	$3.39	0.66%

Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,125	$1.93	0.36%
Hypothetical **	$1,000	$1,023	$1.84	0.36%

	Beginning	Ending	Expenses
	Account	Account	Paid During	Annualized
	Value	Value	Period *	Expense
	7/1/2006	12/31/2006	7/1/2006 — 12/31/2006	Ratio

Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,182	$4.63	0.84%
Hypothetical **	$1,000	$1,021	$4.29	0.84%

Thrivent Balanced Portfolio
Actual	$1,000	$1,098	$2.03	0.38%
Hypothetical **	$1,000	$1,023	$1.96	0.38%

Thrivent High Yield Portfolio
Actual	$1,000	$1,081	$2.34	0.45%
Hypothetical **	$1,000	$1,023	$2.27	0.45%

Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,117	$2.76	0.52%
Hypothetical **	$1,000	$1,023	$2.64	0.52%

Thrivent Income Portfolio
Actual	$1,000	$1,061	$2.33	0.45%
Hypothetical **	$1,000	$1,023	$2.28	0.45%

Thrivent Bond Index Portfolio
Actual	$1,000	$1,050	$2.13	0.41%
Hypothetical **	$1,000	$1,023	$2.10	0.41%

Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,032	$2.27	0.44%
Hypothetical **	$1,000	$1,023	$2.26	0.44%

Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,048	$3.22	0.62%
Hypothetical **	$1,000	$1,022	$3.18	0.62%

Thrivent Money Market Portfolio
Actual	$1,000	$1,026	$1.79	0.35%
Hypothetical **	$1,000	$1,023	$1.79	0.35%

*Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**Assuming 5% total return before expenses

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-one Funds constituting the Thrivent Series Fund, Inc., (hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations, changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 16, 2007

Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2006
Shares		Value	Percentage

Equity Portfolios (91.5%)
1,603,357	Thrivent Partner Small Cap Growth Portfolio #	$21,775,674	6.5%
1,121,314	Thrivent Partner Small Cap Value Portfolio	21,940,631	6.6
1,515,502	Thrivent Small Cap Stock Portfolio	23,383,740	7.0
845,567	Thrivent Mid Cap Growth Portfolio	14,874,455	4.4
1,143,371	Thrivent Partner Mid Cap Value Portfolio	14,930,489	4.5
1,370,277	Thrivent Mid Cap Stock Portfolio	18,380,624	5.5
4,619,412	Thrivent Partner International Stock Portfolio	75,396,651	22.6
3,877,781	Thrivent Large Cap Growth Portfolio	64,527,435	19.3
1,730,186	Thrivent Large Cap Value Portfolio	23,353,191	7.0
2,523,850	Thrivent Large Cap Stock Portfolio	26,609,200	8.0
12,061	Thrivent Real Estate Securities Portfolio	276,602	0.1

	Total Equity Portfolios
	(cost $279,436,355)	305,448,692

Debt Portfolios (7.5%)
2,300,028	Thrivent High Yield Portfolio	11,743,248	3.5
661,251	Thrivent Income Portfolio	6,544,595	2.0
658,722	Thrivent Limited Maturity Bond Portfolio	6,534,726	2.0

	Total Debt Portfolios
	(cost $24,569,732)	24,822,569

Short-Term Investments (1.0%)
3,360,767	Thrivent Money Market Portfolio	3,360,767	1.0

	Total Short-Term Investments
	(cost $3,360,767)	3,360,767

	Total Investments
	(cost $307,366,854) 100.0%	$333,632,028

	Other Assets and Liabilities,
	Net (0.0%)	(11,613)

	Total Net Assets 100.0%	$333,620,415

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$26,265,072
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$26,265,072
Cost for federal income tax purposes	$307,366,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

70

Moderately Aggressive Allocation Portfolio
Schedule of Investments as of December 31, 2006
Shares		Value	Percentage

Equity Portfolios (78.8%)
2,360,448	Thrivent Partner Small Cap Growth Portfolio #	$32,057,952	3.0%
1,651,867	Thrivent Partner Small Cap Value Portfolio	32,321,918	3.0
2,761,129	Thrivent Small Cap Stock Portfolio	42,603,388	4.0
1,497,522	Thrivent Mid Cap Growth Portfolio	26,343,055	2.5
2,025,361	Thrivent Partner Mid Cap Value Portfolio	26,447,787	2.5
2,780,348	Thrivent Mid Cap Stock Portfolio	37,295,028	3.5
10,146,078	Thrivent Partner International Stock Portfolio	165,601,251	15.6
9,828,449	Thrivent Large Cap Growth Portfolio	163,548,363	15.4
10,245,563	Thrivent Large Cap Value Portfolio	138,289,510	13.0
14,083,091	Thrivent Large Cap Stock Portfolio	148,479,440	14.0
1,079,402	Thrivent Real Estate Securities Portfolio	24,753,610	2.3

	Total Equity Portfolios
	(cost $764,376,110)	837,741,302

Debt Portfolios (19.2%)
11,525,411	Thrivent High Yield Portfolio	58,845,235	5.5
9,524,381	Thrivent Income Portfolio	94,265,597	8.9
5,201,250	Thrivent Limited Maturity Bond Portfolio	51,597,927	4.8

	Total Debt Portfolios
	(cost $202,578,924)	204,708,759

Short-Term Investments (2.0%)
21,402,935	Thrivent Money Market Portfolio	21,402,935	2.0

	Total Short-Term Investments
	(cost $21,402,935)	21,402,935

	Total Investments
	(cost $988,357,969) 100.0%	$1,063,852,996

	Other Assets and Liabilities,
	Net (0.0%)	(32,524)

	Total Net Assets 100.0%	$1,063,820,472

# Non-income producing security.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$75,486,900
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$75,486,900
Cost for federal income tax purposes	$988,366,096

The accompanying Notes to Financial Statements are an integral part of this schedule.

71

Moderate Allocation Portfolio
Schedule of Investments as of December 31, 2006
Shares		Value	Percentage

Equity Portfolios (59.0%)
4,135,721	Thrivent Small Cap Stock Portfolio	$63,812,932	5.0%
5,705,050	Thrivent Mid Cap Stock Portfolio	76,526,399	6.0
8,618,328	Thrivent Partner International Stock Portfolio	140,665,770	11.1
10,246,657	Thrivent Large Cap Growth Portfolio	170,507,455	13.4
8,489,650	Thrivent Large Cap Value Portfolio	114,589,070	9.0
13,242,590	Thrivent Large Cap Stock Portfolio	139,617,958	11.0
1,949,559	Thrivent Real Estate Securities Portfolio	44,708,654	3.5

	Total Equity Portfolios
	(cost $679,237,284)	750,428,238

Debt Portfolios (33.5%)
13,796,074	Thrivent High Yield Portfolio	70,438,557	5.5
20,016,589	Thrivent Income Portfolio	198,110,078	15.5
16,045,026	Thrivent Limited Maturity Bond Portfolio	159,171,397	12.5

	Total Debt Portfolios
	(cost $424,652,766)	427,720,032

Short-Term Investments (7.5%)
95,937,661	Thrivent Money Market Portfolio	95,937,661	7.5

	Total Short-Term Investments
	(cost $95,937,661)	95,937,661

	Total Investments
	(cost $1,199,827,711) 100.0%	$1,274,085,931

	Other Assets and Liabilities,
	Net (0.0%)	(50,422)

	Total Net Assets 100.0%	$1,274,035,509

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$74,248,365
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$74,248,365
Cost for federal income tax purposes	$1,199,837,566

The accompanying Notes to Financial Statements are an integral part of this schedule.

72

Moderately Conservative Allocation Portfolio
Schedule of Investments as of December 31, 2006
Shares		Value	Percentage

Equity Portfolios (39.0%)
846,591	Thrivent Small Cap Stock Portfolio	$13,062,638	3.0%
1,297,738	Thrivent Mid Cap Stock Portfolio	17,407,595	4.0
1,603,546	Thrivent Partner International Stock Portfolio	26,172,603	6.0
2,459,743	Thrivent Large Cap Growth Portfolio	40,930,857	9.4
1,930,756	Thrivent Large Cap Value Portfolio	26,060,381	6.0
2,875,141	Thrivent Large Cap Stock Portfolio	30,312,902	7.0
671,177	Thrivent Real Estate Securities Portfolio	15,391,894	3.6

	Total Equity Portfolios
	(cost $151,594,415)	169,338,870

Debt Portfolios (49.5%)
3,851,426	Thrivent High Yield Portfolio	19,664,219	4.5
5,070,398	Thrivent Income Portfolio	50,183,232	11.5
14,677,286	Thrivent Limited Maturity Bond Portfolio	145,603,041	33.5

	Total Debt Portfolios
	(cost $214,622,771)	215,450,492

Short-Term Investments (11.5%)
50,185,455	Thrivent Money Market Portfolio	50,185,455	11.5

	Total Short-Term Investments
	(cost $50,185,455)	50,185,455

	Total Investments
	(cost $416,402,641) 100.0%	$434,974,817

	Other Assets and Liabilities,
	Net (0.0%)	(40,581)

	Total Net Assets 100.0%	$434,934,236

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$18,569,778
Gross unrealized depreciation	0

Net unrealized appreciation (depreciation)	$18,569,778
Cost for federal income tax purposes	$416,405,039

The accompanying Notes to Financial Statements are an integral part of this schedule.

73

Technology Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value

Consumer Discretionary (3.9%)			900	Medco Health Solutions, Inc. #	$48,096
2,300	Best Buy Company, Inc. *	$113,137	1,300	Millipore Corporation #*	86,580
2,100	Children’s Place Retail		2,900	Novartis AG ADR	166,576
	Stores, Inc. #*	133,392	14,500	NuVasive, Inc. #*	334,950
5,800	Coldwater Creek, Inc. #*	142,216	900	Quest Diagnostics, Inc.	47,700
2,400	E.W. Scripps Company	119,856	4,100	Sanofi-Aventis ADR	189,297
107	Gemstar-TV Guide		9,200	Shire Pharmaceuticals Group plc *	568,192
	International, Inc. #	429	4,900	St. Jude Medical, Inc. #	179,144
1,300	Harley-Davidson, Inc. *	91,611	2,000	Thermo Electron Corporation #	90,580
1,400	Kohl’s Corporation #	95,802	1,100	UnitedHealth Group, Inc.	59,103
2,600	McGraw-Hill Companies, Inc.	176,852	11,300	Vertex Pharmaceuticals, Inc. #*	422,846
2,600	Penn National Gaming, Inc. #	108,212	700	WellPoint, Inc. #	55,083

3,800	Royal Caribbean Cruises, Ltd. *	157,244		Total Health Care	4,615,014

4,200	Scientific Games Corporation #*	126,966
6,100	Shuffle Master, Inc. #*	159,820	Industrials (5.9%)
3,800	Staples, Inc.	101,460	6,600	American Reprographics
2,000	Starwood Hotels & Resorts			Company #*	219,846
	Worldwide, Inc.	125,000	2,100	Burlington Northern Santa Fe
1,800	Target Corporation	102,690		Corporation	155,001
8,500	Viacom, Inc. #	348,755	4,200	Emerson Electric Company	185,094

	Total Consumer		4,300	GATX Corporation *	186,319
	Discretionary	2,103,442	5,500	Gol Linhas Aereas Inteligentes

				SA ADR *	157,685
Consumer Staples (0.4%)			5,500	Hub Group, Inc. #*	151,525
3,600	CVS Corporation	111,276	5,300	Interline Brands, Inc. #*	119,091
1,800	Wal-Mart Stores, Inc.	83,124	11,100	Labor Ready, Inc. #*	203,463

	Total Consumer Staples	194,400	5,500	Laidlaw International, Inc. *	167,365

			9,700	Monster Worldwide, Inc. #	452,408
Health Care (8.6%)			3,100	Rockwell Collins, Inc. *	196,199
2,300	Abbott Laboratories	112,033	8,500	Roper Industries, Inc. *	427,040
3,400	Advanced Medical Optics, Inc. #*	119,680	3,800	URS Corporation #	162,830
1,300	Aetna, Inc.	56,134	9,800	Waste Management, Inc.	360,346

1,200	AmerisourceBergen Corporation	53,952		Total Industrials	3,144,212

10,700	Aspect Medical Systems, Inc. #*	201,267
12,300	BioMarin Pharmaceutical, Inc. #	201,597	Information Technology (75.6%)
900	Caremark Rx, Inc.	51,399	21,900	Accenture, Ltd.	808,767
500	CIGNA Corporation	65,785	50,992	Adobe Systems, Inc. #	2,096,791
800	Covance, Inc. #	47,128	18,700	ADTRAN, Inc. *	424,490
12,600	Cubist Pharmaceuticals, Inc. #*	228,186	17,500	Agilent Technologies, Inc. #	609,875
4,000	Cytyc Corporation #	113,200	49,700	Alcatel-Lucent ADR	706,734
20,900	Dexcom, Inc. #*	206,074	26,600	Apple Computer, Inc. #	2,256,744
700	Express Scripts, Inc. #	50,120	79,300	Applied Materials, Inc. *	1,463,085
7,100	Hologic, Inc. #	335,688	25,200	aQuantive, Inc. #*	621,432
8,400	ImClone Systems, Inc. #*	224,784	22,600	Autodesk, Inc. #*	914,396
2,000	IMS Health, Inc.	54,960	8,000	Automatic Data Processing, Inc.	394,000
14,600	Keryx BioPharmaceuticals, Inc. #	194,180	14,600	Avocent Corporation #	494,210
1,000	McKesson Corporation	50,700	149,500	BEA Systems, Inc. #	1,880,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

74

Technology Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.8%)	Value	Shares	Common Stock (98.8%)	Value

Information Technology — continued			Telecommunications Services (4.4%)
117,300	Cisco Systems, Inc. #	$3,205,809	12,900	America Movil SA de CV ADR	$583,338
29,100	ECI Telecom, Ltd. #*	252,006	18,300	AT&T, Inc.	654,225
122,300	EMC Corporation #	1,614,360	18,900	Verizon Communications, Inc.	703,836
5,600	Google, Inc. #	2,578,688	29,500	Windstream Corporation	419,490

31,950	Hyperion Solutions			Total Telecommunications
	Corporation #	1,148,283		Services	2,360,889

102,100	Integrated Device

	Technology, Inc. #	1,580,508		Total Common Stock
109,400	Intel Corporation	2,215,350		(cost $44,716,869)	52,744,950

29,500	Intersil Corporation *	705,640
42,000	Motorola, Inc.	863,520
31,600	Network Appliance, Inc. #	1,241,248
55,600	Nokia Oyj ADR	1,129,792
44,300	Novell, Inc. #	274,660
50,200	Nuance Communications, Inc. #*	575,292
36,800	NVIDIA Corporation #	1,361,968
40,900	QUALCOMM, Inc.	1,545,611
54,700	Red Hat, Inc. #*	1,258,100
1	Taiwan Semiconductor
	Manufacturing Company,
	Ltd. ADR	9
47,100	Tellabs, Inc. #	483,246
68,900	Texas Instruments, Inc.	1,984,320
144,600	TIBCO Software, Inc. #*	1,365,024
53,500	Wind River Systems, Inc. #	548,375
67,500	Yahoo!, Inc. #	1,723,950

	Total Information
	Technology	40,326,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

75

Technology Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.3%)	Rate (+)	Date	Value

10,837,606	Thrivent Financial Securities Lending Trust	5.280%	N/A	$10,837,606

	Total Collateral Held for Securities Loaned
	(cost $10,837,606)			10,837,606

		Interest	Maturity
Shares	Short-Term Investments (1.3%)	Rate (+)	Date	Value

670,278	Thrivent Money Market Portfolio	5.080%	N/A	$670,278

	Total Short-Term Investments (at amortized cost)			670,278

	Total Investments (cost $56,224,753) 120.4%			$64,252,834

	Other Assets and Liabilities, Net (20.4%)			(10,898,718)

	Total Net Assets 100.0%			$53,354,116

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$8,018,466
Gross unrealized depreciation	(523,963)

Net unrealized appreciation (depreciation)	$7,494,503
Cost for federal income tax purposes	$56,758,331

The accompanying Notes to Financial Statements are an integral part of this schedule.

76

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Consumer Discretionary (11.4%)			Financials (10.0%)
10,610	Arbitron, Inc. *	$460,898	10,220	Argonaut Group, Inc. #	$356,269
36,330	Casual Male Retail Group, Inc. #*	474,106	36,969	Cohen & Steers, Inc. *	1,485,045
8,440	Children’s Place Retail		8,170	Corporate Office Properties
	Stores, Inc. #*	536,109		Trust *	412,340
30,160	Cooper Tire & Rubber Company	431,288	18,610	Digital Realty Trust, Inc. *	637,020
3,630	Ctrip.com International,		21,804	Financial Federal Corporation *	641,256
	Ltd. ADR *	226,802	7,750	Greenhill & Company, Inc. *	571,950
11,850	DSW, Inc. #*	457,054	14,990	Hanmi Financial Corporation *	337,725
11,190	Guess ?, Inc. #	709,782	97,239	Highland Hospitality
30,060	Iconix Brand Group, Inc. #*	582,863		Corporation *	1,385,656
10,550	Life Time Fitness, Inc. #*	511,780	5,100	Home Properties, Inc.	302,277
16,140	McCormick & Schmick’s Seafood		6,610	International Securities
	Restaurants, Inc. #	388,006		Exchange Holdings, Inc.	309,282
12,850	Phillips-Van Heusen Corporation	644,684	16,250	Penson Worldwide, Inc. #*	445,412
13,120	Pinnacle Entertainment, Inc. #	434,797	24,321	Signature Bank #	753,465
10,070	Priceline.com, Inc. #*	439,153	64,356	Texas Capital Bancshares, Inc. #*	1,279,397
76,922	Shuffle Master, Inc. #*	2,015,356	9,620	United Community Banks, Inc. *	310,918
37,054	Tractor Supply Company #*	1,656,684	20,820	Waddell & Reed Financial, Inc. *	569,635
12,590	Under Armour, Inc. #*	635,166	20,736	Wintrust Financial Corporation *	995,743

14,590	VistaPrint, Ltd. #*	483,075		Total Financials	10,793,390

20,090	WMS Industries, Inc. #*	700,337
17,330	Zumiez, Inc. #*	511,928	Health Care (19.9%)

	Total Consumer		6,340	Adams Respiratory
	Discretionary	12,299,868		Therapeutics, Inc. #*	258,735

			13,650	Alexion Pharmaceuticals, Inc. #*	551,324
Consumer Staples (0.9%)			10,160	Alnylam Pharmaceuticals, Inc. #*	217,424
5,840	Pantry, Inc. #	273,546	102,258	American Medical Systems
18,080	United Natural Foods, Inc. #*	649,434		Holdings, Inc. #*	1,893,818

	Total Consumer Staples	922,980	13,520	AMN Healthcare

				Services, Inc. #*	372,341
Energy (8.3%)			20,440	Array Biopharma, Inc. #*	264,085
9,560	Arena Resources, Inc. #*	408,308	52,730	Cambrex Corporation *	1,198,026
5,400	Core Laboratories NV #	437,400	24,194	HealthExtras, Inc. #*	583,075
11,460	Crosstex Energy, Inc. *	363,167	12,510	Hologic, Inc. #*	591,473
63,227	Dril-Quip, Inc. #*	2,475,973	6,640	ICON plc #	250,328
9,880	Goodrich Petroleum		33,482	Illumina, Inc. #	1,316,177
	Corporation #*	357,458	7,640	Immucor, Inc. #	223,317
11,800	Hornbeck Offshore		33,331	Integra LifeSciences Holdings
	Services, Inc. #	421,260		Corporation #*	1,419,567
17,817	Hydril Company #*	1,339,660	12,570	InterMune, Inc. #*	386,528
17,990	Mariner Energy, Inc. #*	352,604	46,444	Inverness Medical
23,525	Oil States International, Inc. #*	758,211		Innovations, Inc. #*	1,797,383
3,760	Penn Virginia Corporation	263,350	16,581	Kensey Nash Corporation #*	527,276
40,272	Superior Energy Services, Inc. #	1,316,089	13,670	K-V Pharmaceutical Company #*	325,073
7,770	W-H Energy Services, Inc. #	378,321	8,680	Kyphon, Inc. #*	350,672

	Total Energy	8,871,801

The accompanying Notes to Financial Statements are an integral part of this schedule.

77

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Health Care — continued			13,640	Hub Group, Inc. #	$375,782
18,600	Medicis Pharmaceutical		8,510	Huron Consulting
	Corporation *	$653,418		Group, Inc. #*	385,843
45,551	Mentor Corporation *	2,226,077	14,111	ICT Group, Inc. #*	445,766
13,610	New River		16,306	IDEX Corporation	773,067
	Pharmaceuticals, Inc. #*	744,603	20,060	Infrasource Services, Inc. #	436,706
21,969	NuVasive, Inc. #*	507,484	18,160	Kennametal, Inc.	1,068,716
14,200	PAREXEL International		16,530	Knoll, Inc.	363,660
	Corporation #	411,374	16,710	Ladish Company, Inc. #*	619,607
10,430	Progenics		38,883	Shaw Group, Inc. #*	1,302,580
	Pharmaceuticals, Inc. #	268,468	5,270	Teledyne Technologies, Inc. #*	211,485
37,893	PSS World Medical, Inc. #*	740,050	5,570	Valmont Industries, Inc. *	309,079

23,880	Psychiatric Solutions, Inc. #*	895,978		Total Industrials	18,307,829

18,050	Sunrise Senior Living, Inc. #*	554,496
5,310	United Therapeutics		Information Technology (24.8%)
	Corporation #	288,705	10,720	Advent Software, Inc. #*	378,309
3,850	Ventana Medical		118,793	Aeroflex, Inc. #*	1,392,254
	Systems, Inc. #*	165,666	23,260	Altiris, Inc. #	590,339
7,400	Wellcare Health Plans, Inc. #*	509,860	34,000	Anadigics, Inc. #*	301,240
16,570	West Pharmaceutical		28,790	aQuantive, Inc. #*	709,961
	Services, Inc. *	848,881	17,610	Atheros

	Total Health Care	21,341,682		Communications, Inc. #*	375,445

			32,317	Avocent Corporation #*	1,093,930
Industrials (17.0%)			22,960	Blackbaud, Inc. *	596,960
61,413	A.S.V., Inc. #*	999,190	47,564	Coherent, Inc. #*	1,501,595
49,003	AAR Corporation #*	1,430,398	33,340	Comtech Group, Inc. #*	606,455
10,330	Acuity Brands, Inc. *	537,573	14,020	Cymer, Inc. #*	616,179
16,340	Administaff, Inc.	698,862	13,780	Digital Insight Corporation #	530,392
34,320	AirTran Holdings, Inc. #*	402,917	12,180	Digital River, Inc. #*	679,522
7,270	American Commercial		7,320	Equinix, Inc. #*	553,538
	Lines, Inc. #*	476,258	22,220	Foundry Networks, Inc. #*	332,856
18,230	Barnes Group, Inc. *	396,502	43,892	Global Imaging Systems, Inc. #*	963,429
33,470	Cenveo, Inc. #*	709,564	15,340	Heartland Payment
15,805	CoStar Group, Inc. #	846,516		Systems, Inc. *	433,355
27,789	CRA International, Inc. #*	1,456,144	27,026	Hyperion Solutions
6,540	Energy Conversion			Corporation #	971,314
	Devices, Inc. #*	222,229	81,495	Informatica Corporation #*	995,054
30,284	Forward Air Corporation *	876,116	55,532	Intermec, Inc. #*	1,347,762
53,203	Gardner Denver, Inc. #*	1,985,004	19,220	Internap Network Services
10,390	General Cable Corporation #*	454,147		Corporation #	381,901
6,710	Genlyte Group, Inc. #	524,118	11,080	IPG Photonics Corporation #*	265,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

78

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.0%)	Value	Shares	Common Stock (97.0%)	Value

Information Technology — continued			Materials (2.3%)
10,310	MICROS Systems, Inc. #*	$543,337	21,160	H.B. Fuller Company	$546,351
11,940	Net 1 UEPS Technology, Inc. #*	352,946	19,810	Hercules, Inc. #*	382,531
11,030	Nice Systems, Ltd. #*	339,503	6,590	Oregon Steel Mills, Inc. #*	411,282
31,760	Opsware, Inc. #*	280,123	16,100	Pan American Silver
24,190	Par Technology Corporation #*	218,194		Corporation #*	405,237
27,910	Polycom, Inc. #*	862,698	4,290	RTI International Metals, Inc. #*	335,564
7,960	Quality Systems, Inc. *	296,669	9,690	Silgan Holdings, Inc.	425,585

12,330	Riverbed Technology, Inc. #*	378,531		Total Materials	2,506,550

15,379	Rogers Corporation #*	909,668
9,130	Sirf Technology Holdings, Inc. #*	232,998	Telecommunications Services (2.4%)
60,440	Sonus Networks, Inc. #*	398,300	23,930	Cogent Communications
16,440	Tessera Technologies, Inc. #*	663,190		Group, Inc. #*	388,145
16,780	THQ, Inc. #*	545,686	40,104	NeuStar, Inc. #*	1,300,974
10,250	Transaction Systems		9,720	SBA Communications
	Architects, Inc. #	333,842		Corporation #*	267,300
24,069	Trimble Navigation, Ltd. #	1,221,020	30,340	Time Warner Telecom, Inc. #*	604,676

84,727	ValueClick, Inc. #*	2,002,099		Total Telecommunications
21,660	Varian Semiconductor			Services	2,561,095
	Equipment Associates, Inc. #*	985,963
12,480	WebEx Communications, Inc. #*	435,427		Total Common Stock
				(cost $91,795,919)	104,223,099
	Total Information
	Technology	26,617,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

79

Partner Small Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.8%)	Rate (+)	Date	Value

27,742,595	Thrivent Financial Securities Lending Trust	5.280%	N/A	$27,742,595

	Total Collateral Held for Securities Loaned
	(cost $27,742,595)			27,742,595

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.5%)	Rate (+)	Date	Value

1,982,338	Thrivent Money Market Portfolio	5.080%	N/A	$1,982,338
$1,745,000	Windmill Funding Corporation	5.310	1/2/2007	1,744,743

	Total Short-Term Investments (at amortized cost)			3,727,081

	Total Investments (cost $123,265,595) 126.3%			$135,692,775

	Other Assets and Liabilities, Net (26.3%)			(28,247,754)

	Total Net Assets 100.0%			$107,445,021

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$13,600,797
Gross unrealized depreciation	(1,864,817)

Net unrealized appreciation (depreciation)	$11,735,980
Cost for federal income tax purposes	$123,956,795

The accompanying Notes to Financial Statements are an integral part of this schedule.

80

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Consumer Discretionary (12.8%)			Energy (7.5%)
72,500	Aaron Rents, Inc. *	$2,086,550	22,800	Atwood Oceanics, Inc. #*	$1,116,516
33,800	Building Materials Holding		53,200	Forest Oil Corporation #*	1,738,576
	Corporation *	834,522	16,100	Lone Star Technologies, Inc. #	779,401
31,000	Cavco Industries, Inc. #*	1,086,240	90,200	Mariner Energy, Inc. #*	1,767,920
35,500	CSS Industries, Inc. *	1,255,635	55,300	TETRA Technologies, Inc. #*	1,414,574
45,000	Cutter & Buck, Inc.	484,650	43,000	Todco #*	1,469,310
62,000	Dixie Group, Inc. #*	783,680	31,000	W-H Energy Services, Inc. #*	1,509,390
44,000	Fred’s, Inc. *	529,760	52,500	Whiting Petroleum
63,000	Fuel Systems Solutions, Inc. #*	1,391,040		Corporation #*	2,446,500

51,000	Hancock Fabrics, Inc. #*	175,440		Total Energy	12,242,187

86,000	Haverty Furniture
	Companies, Inc. *	1,272,800	Financials (20.0%)
62,000	Journal Register Company*	452,600	30,900	Allied Capital Corporation *	1,009,812
22,400	M/I Homes, Inc. *	855,456	26,800	Ares Capital Corporation	512,148
30,500	Matthews International		30,000	Boston Private Financial
	Corporation	1,200,175		Holdings, Inc. *	846,300
19,900	Orient Express Hotels, Ltd. *	941,668	50,000	Bristol West Holdings, Inc. *	791,500
41,000	RARE Hospitality		40,900	East West Bancorp, Inc. *	1,448,678
	International, Inc. #*	1,350,130	67,100	First Financial Fund, Inc. *	1,014,559
26,500	Ruby Tuesday, Inc. *	727,160	52,800	First Republic Bank *	2,063,424
54,900	Saga Communications, Inc. #	527,589	59,900	Hercules Technology Growth
52,000	Shiloh Industries, Inc. #	985,400		Capital, Inc. *	853,575
40,700	Stanley Furniture Company, Inc. *	873,015	15,200	Home Bancshares, Inc. *	365,408
39,000	Steak n Shake Company #*	686,400	9,500	Kilroy Realty Corporation *	741,000
97,000	Stein Mart, Inc. *	1,286,220	44,000	Kite Realty Group Trust	819,280
36,500	Winnebago Industries, Inc. *	1,201,215	67,500	Kohlberg Capital Corporation #	1,167,750

	Total Consumer		39,400	LaSalle Hotel Properties	1,806,490
	Discretionary	20,987,345	2,800	Markel Corporation #	1,344,280

			44,000	Max Re Capital, Ltd. *	1,092,080
Consumer Staples (2.0%)			31,500	Midland Company *	1,321,425
134,000	Alliance One		40,000	National Health Realty, Inc. *	960,000
	International, Inc. #*	946,040	54,000	Net Bank, Inc. *	250,560
30,500	Casey’s General Stores, Inc. *	718,275	39,000	Ohio Casualty Corporation *	1,162,590
41,500	Nash Finch Company *	1,132,950	33,100	Parkway Properties, Inc. *	1,688,431
15,500	Wild Oats Markets, Inc. #*	222,890	13,100	Piper Jaffray Companies #	853,465
22,800	Winn-Dixie Stores, Inc. #	307,800	34,100	Potlatch Corporation *	1,494,262

	Total Consumer Staples	3,327,955	52,500	ProAssurance Corporation #*	2,620,800

			39,500	Sandy Spring Bancorp, Inc.	1,508,110
			38,000	Seabright Insurance Holdings #	684,380
			27,000	Strategic Hotel Capital, Inc. *	588,330
			31,400	SVB Financial Group #*	1,463,868
			31,000	Washington Real Estate
				Investment Trust *	1,240,000
			20,300	Wintrust Financial Corporation *	974,806

				Total Financials	32,687,311

The accompanying Notes to Financial Statements are an integral part of this schedule.

81

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Health Care (6.1%)			29,300	Waste Connections, Inc. #*	$1,217,415
10,000	Analogic Corporation *	$561,400	45,400	Woodward Governor Company	1,802,834

14,200	Arrow International, Inc. *	502,396		Total Industrials	35,703,876

60,000	Capital Senior Living
	Corporation #*	636,600	Information Technology (9.8%)
57,000	Diversa Corporation #*	620,160	45,800	Advanced Energy
18,900	Exelixis, Inc. #*	170,100		Industries, Inc. #	864,246
53,500	Myriad Genetics, Inc. #*	1,674,550	26,000	ATMI, Inc. #*	793,780
21,300	National Healthcare		121,000	Brooks Automation, Inc. #*	1,742,400
	Corporation *	1,175,760	66,000	Catapult Communications
64,500	Owens & Minor, Inc. *	2,016,915		Corporation #	592,680
35,800	Pharmion Corporation #*	921,492	73,400	Digitas, Inc. #*	984,294
33,200	West Pharmaceutical		92,500	Entegris, Inc. #*	1,000,850
	Services, Inc. *	1,700,836	89,000	GSI Group, Inc. #	862,410

	Total Health Care	9,980,209	166,500	Lattice Semiconductor

				Corporation #*	1,078,920
Industrials (21.8%)			11,200	Littelfuse, Inc. #*	357,056
57,500	Accuride Corporation #*	647,450	172,000	LookSmart, Ltd. #	767,120
18,900	Ameron International		56,000	Methode Electronics, Inc. *	606,480
	Corporation *	1,443,393	121,500	MPS Group, Inc. #	1,722,870
48,300	Belden CDT, Inc. *	1,888,047	56,500	Progress Software Corporation #*	1,578,045
59,000	Builders Firstsource, Inc. #*	1,051,970	36,638	S1 Corporation #	201,875
53,000	C&D Technologies, Inc. *	251,220	260,000	Safeguard Scientifics, Inc. #*	629,200
38,000	Circor International, Inc. *	1,398,020	42,500	SPSS, Inc. #*	1,277,975
42,700	Dollar Thrifty Automotive		45,000	StarTek, Inc. *	609,300
	Group, Inc. #*	1,947,547	210,000	Zarlink Semiconductor, Inc. #*	451,500

21,000	EDO Corporation *	498,540		Total Information
62,000	Electro Rent Corporation #*	1,035,400		Technology	16,121,001

29,600	Franklin Electric Company, Inc. *	1,521,144
51,800	FTI Consulting, Inc. #*	1,444,702	Materials (10.9%)
35,500	G & K Services, Inc. *	1,380,595	39,000	Airgas, Inc.	1,580,280
65,100	Genesee & Wyoming, Inc. #*	1,708,224	30,000	AptarGroup, Inc.	1,771,200
21,200	Genlyte Group, Inc. #	1,655,932	46,200	Arch Chemicals, Inc.	1,538,922
78,000	Hub Group, Inc. #*	2,148,900	18,000	Carpenter Technology
31,900	IDEX Corporation	1,512,379		Corporation	1,845,360
60,000	Insituform Technologies, Inc. #*	1,551,600	19,000	Chesapeake Corporation *	323,380
61,500	Kirby Corporation #*	2,098,995	10,600	Deltic Timber Corporation *	591,268
24,400	LSI Industries, Inc. *	484,340	36,500	Florida Rock Industries, Inc. *	1,571,325
31,000	Macquarie Infrastructure		62,500	Gibraltar Industries, Inc. *	1,469,375
	Company Trust*	1,099,880	33,200	Innospec, Inc.	1,545,460
60,500	McGrath Rentcorp *	1,853,115	49,000	Metal Management, Inc.	1,854,650
38,800	Nordson Corporation	1,933,404	14,800	Minerals Technologies, Inc.	870,092
69,000	Synagro Technologies, Inc. *	304,980	65,000	Myers Industries, Inc. *	1,017,900
105,000	Vitran Corporation, Inc. #	1,823,850	76,000	Stillwater Mining Company #*	949,240
			57,000	Wausau-Mosinee Paper
				Corporation	854,430

				Total Materials	17,782,882

The accompanying Notes to Financial Statements are an integral part of this schedule.

82

Partner Small Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Telecommunications Services (0.7%)			50,000	El Paso Electric Company #*	$1,218,500
120,000	Premiere Global Services, Inc. #*	$1,132,800	51,000	Southwest Gas Corporation	1,956,870

	Total Telecommunications		39,500	UniSource Energy Corporation	1,442,935
	Services	1,132,800	42,000	Vectren Corporation *	1,187,760

			Total Utilities		9,090,037

Utilities (5.5%)

41,500	Black Hills Corporation *	1,533,010		Total Common Stock
69,400	Cleco Corporation	1,750,962		(cost $131,989,358)	159,055,603

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)		Rate (+)	Date	Value

42,300,405	Thrivent Financial Securities Lending Trust		5.280%	N/A	$42,300,405

	Total Collateral Held for Securities Loaned
	(cost $42,300,405)				42,300,405

			Interest	Maturity
Shares	Short-Term Investments (3.0%)		Rate (+)	Date	Value

4,850,974	Thrivent Money Market Portfolio		5.080%	N/A	$4,850,974

	Total Short-Term Investments (at amortized cost)				4,850,974

	Total Investments (cost $179,140,737) 126.0%				$206,206,982

	Other Assets and Liabilities, Net (26.0%)				(42,585,099)

	Total Net Assets 100.0%				$163,621,883

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$31,886,090
Gross unrealized depreciation	(4,946,982)

Net unrealized appreciation (depreciation)	$26,939,108
Cost for federal income tax purposes	$179,267,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

83

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Consumer Discretionary (13.4%)			49,500	Performance Food Group
37,300	AnnTaylor Stores Corporation #	$1,224,932		Company #*	$1,368,180
25,100	Autoliv, Inc.	1,513,530	67,150	Reddy Ice Holdings, Inc. *	1,733,813

20,100	Children’s Place Retail			Total Consumer Staples	10,378,055

	Stores, Inc. #*	1,276,752
37,900	Coldwater Creek, Inc. #*	929,308	Energy (4.8%)
39,000	Desarrolladora Homex ADR #*	2,303,730	26,500	Arena Resources, Inc. #*	1,131,815
45,000	DreamWorks Animation		47,100	Denbury Resources, Inc. #	1,308,909
	SKG, Inc. #	1,327,050	26,500	Energy Transfer Partners, LP *	1,433,650
45,600	DSW, Inc. #*	1,758,792	59,000	Frontier Oil Corporation	1,695,660
38,400	GameStop Corporation #*	2,116,224	90,900	Global Industries, Ltd. #	1,185,336
56,600	Genesco, Inc. #*	2,111,180	21,200	Lufkin Industries, Inc.	1,231,296
97,800	Gentex Corporation *	1,521,768	41,400	Oil States International, Inc. #*	1,334,322
75,526	Golf Galaxy, Inc. #	1,407,805	20,500	Overseas Shipholding
117,700	Imax Corporation #*	442,552		Group, Inc. *	1,154,150
124,600	Interface, Inc. #	1,771,812	19,200	Penn Virginia Corporation	1,344,768
47,400	Jackson Hewitt Tax		93,297	Petrohawk Energy
	Service, Inc. *	1,610,178		Corporation #*	1,072,916
54,025	Joseph A. Bank		28,600	Petroleum Development
	Clothiers, Inc. #*	1,585,634		Corporation #*	1,231,230
25,300	Laureate Education, Inc. #*	1,230,339	52,354	Range Resources Corporation	1,437,641
39,200	Life Time Fitness, Inc. #*	1,901,592	60,800	Superior Energy Services, Inc. #	1,986,944
35,400	Meredith Corporation *	1,994,790	30,000	Teekay Shipping Corporation *	1,308,600
41,300	Modine Manufacturing		25,600	Todco #*	874,752
	Company	1,033,739

				Total Energy	19,731,989

60,300	Pool Corporation *	2,361,951
121,500	Quiksilver, Inc. #*	1,913,625	Financials (19.9%)
44,400	R.H. Donnelley Corporation #*	2,785,212	26,200	Acadia Realty Trust	655,524
48,500	Red Robin Gourmet		38,650	Affiliated Managers
	Burgers, Inc. #*	1,738,725		Group, Inc. #*	4,063,274
63,200	Scientific Games Corporation #*	1,910,536	23,200	Alabama National
62,725	Shuffle Master, Inc. #*	1,643,395		BanCorporation *	1,594,536
107,500	Sonic Corporation #*	2,574,625	21,900	Alexandria Real Estate
45,300	Steiner Leisure, Ltd. #	2,061,150		Equities, Inc.	2,198,760
169,600	Texas Roadhouse, Inc. #*	2,248,896	69,250	Argonaut Group, Inc. #*	2,414,055
32,400	Tractor Supply Company #*	1,448,604	119,800	Ashford Hospitality Trust	1,491,510
51,300	WMS Industries, Inc. #*	1,788,318	99,300	Assured Guaranty, Ltd. *	2,641,380
100,600	Wolverine World Wide, Inc.	2,869,112	77,350	BioMed Realty Trust, Inc.	2,212,210

	Total Consumer		43,918	BOK Financial Corporation	2,414,612
	Discretionary	54,405,856	72,500	Center Financial Corporation *	1,737,825

			32,500	Cullen/Frost Bankers, Inc.	1,814,150
Consumer Staples (2.5%)			51,300	Delphi Financial Group, Inc.	2,075,598
107,300	Casey’s General Stores, Inc.	2,526,915	78,300	Dollar Financial Corporation #*	2,181,438
46,800	Central Garden &		34,300	EastGroup Properties, Inc.	1,837,108
	Pet Company #*	2,266,056	49,000	Endurance Specialty
31,200	Dean Foods Company #*	1,319,136		Holdings, Ltd. *	1,792,420
61,100	Elizabeth Arden, Inc. #*	1,163,955	79,600	FelCor Lodging Trust, Inc.	1,738,464

The accompanying Notes to Financial Statements are an integral part of this schedule.

84

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Financials — continued			21,000	DJO, Inc. #*	$899,220
7,800	First Community Bancorp, Inc. *	$407,706	23,200	Endo Pharmaceutical
55,300	First State Bancorporation	1,368,675		Holdings, Inc. #	639,856
37,200	Greenhill & Company, Inc. *	2,745,360	25,600	Genesis Healthcare Corporation #	1,209,088
136,750	HCC Insurance Holdings, Inc. *	4,388,304	24,100	Hologic, Inc. #*	1,139,448
32,300	Home Properties, Inc.	1,914,421	21,500	ImClone Systems, Inc. #*	575,340
40,900	iShares Russell Microcap		96,400	Indevus Pharmaceuticals, Inc. #*	684,440
	Index Fund *	2,392,650	27,900	Integra LifeSciences Holdings
41,856	Mercantile Bank Corporation	1,577,971		Corporation #*	1,188,261
36,500	Mid-America Apartment		31,300	inVentiv Health, Inc. #	1,106,455
	Communities, Inc.	2,089,260	17,500	Inverness Medical
74,400	Nationwide Health			Innovations, Inc. #*	677,250
	Properties, Inc.	2,248,368	53,500	Keryx BioPharmaceuticals, Inc. #	711,550
106,533	Nexity Financial Corporation #	1,278,396	30,700	LHC Group, Inc. #	875,257
74,400	Philadelphia Consolidated		31,800	LifePoint Hospitals, Inc. #	1,071,660
	Holding Corporation #	3,315,264	41,000	Nighthawk Radiology
21,600	Piper Jaffray Companies #	1,407,240		Holdings, Inc. #*	1,045,500
90,900	Platinum Underwriters		54,300	NuVasive, Inc. #*	1,254,330
	Holdings, Ltd.	2,812,446	44,600	Omnicell, Inc. #	830,898
30,500	Portfolio Recovery		18,800	Orthofix International NV #*	940,000
	Associates, Inc. #*	1,424,045	25,300	Palomar Medical
108,200	PowerShares Zacks Micro			Technologies, Inc. #*	1,281,951
	Cap Portfolio	1,931,370	44,300	Pediatrix Medical Group, Inc. #	2,166,270
50,000	ProAssurance Corporation #	2,496,000	34,700	Pharmaceutical Product
16,900	Selective Insurance Group, Inc.	968,201		Development, Inc.	1,118,034
54,600	Senior Housing Property Trust *	1,336,608	94,300	PSS World Medical, Inc. #	1,841,679
13,700	SL Green Realty Corporation	1,819,086	57,600	Psychiatric Solutions, Inc. #*	2,161,152
35,200	Sovran Self Storage, Inc.	2,016,256	27,700	ResMed, Inc. #*	1,363,394
143,250	Sterling Bancshares, Inc. *	1,865,115	31,500	Respironics, Inc. #	1,189,125
47,600	Tower Group, Inc. *	1,478,932	71,167	Savient Pharmaceuticals, Inc. #*	797,782
40,100	United Community		51,300	STERIS Corporation	1,291,221
	Banks, Inc. *	1,296,032	26,000	Triad Hospitals, Inc. #*	1,087,580
49,600	U-Store-It Trust	1,019,280	57,900	Trizetto Group, Inc. #*	1,063,623
64,003	Washington Federal, Inc.	1,505,991	12,500	Universal Health Services, Inc.	692,875
21,400	Westamerica Bancorporation *	1,083,482	33,000	Varian, Inc. #	1,478,070

	Total Financials	81,049,323	53,100	VCA Antech, Inc. #	1,709,289

			16,200	Ventana Medical Systems, Inc. #*	697,086
Health Care (11.4%)			11,000	Vertex Pharmaceuticals, Inc. #*	411,620
77,300	BioMarin Pharmaceutical, Inc. #*	1,266,947	65,400	ViroPharma, Inc. #*	957,456
8,500	Bio-Rad Laboratories, Inc. #	701,420	23,000	Wellcare Health Plans, Inc. #*	1,584,700
45,100	Cubist Pharmaceuticals, Inc. #*	816,761	17,500	West Pharmaceutical
45,300	Cytyc Corporation #*	1,281,990		Services, Inc.	896,525

28,300	Dade Behring Holdings, Inc.	1,126,623		Total Health Care	46,393,860

101,900	Dexcom, Inc. #*	1,004,734
32,500	Digene Corporation #*	1,557,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

85

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Industrials (17.3%)			234,400	Brocade Communications #*	$1,924,424
22,400	American Commercial		43,400	Business Objects SA ADR #*	1,712,130
	Lines, Inc. #*	$1,467,424	24,400	CACI International, Inc. #	1,378,600
84,500	Baldor Electric Company *	2,823,990	115,400	CNET Networks, Inc. #*	1,048,986
83,275	Beacon Roofing Supply, Inc. #*	1,567,236	32,331	Cymer, Inc. #*	1,420,947
58,100	CLARCOR, Inc. *	1,964,361	46,100	Cypress Semiconductor
21,400	Consolidated Graphics, Inc. #	1,264,098		Corporation #*	777,707
57,200	DRS Technologies, Inc. *	3,013,296	24,550	Diodes, Inc. #*	871,034
41,800	ElkCorp *	1,717,562	153,100	ECI Telecom, Ltd. #*	1,325,846
38,500	Gardner Denver, Inc. #*	1,436,435	217,500	Entrust, Inc. #*	928,725
43,600	GATX Corporation *	1,889,188	57,479	Euronet Worldwide, Inc. #*	1,706,552
104,888	Genesee & Wyoming, Inc. #	2,752,261	59,300	Fairchild Semiconductor
33,600	Genlyte Group, Inc. #	2,624,496		International, Inc. #*	996,833
74,000	Hub Group, Inc. #	2,038,700	53,026	FLIR Systems, Inc. #*	1,687,818
57,300	Huron Consulting Group, Inc. #	2,597,982	45,600	Global Payments, Inc.	2,111,280
62,400	IDEX Corporation	2,958,384	57,700	Hyperion Solutions
99,800	Interline Brands, Inc. #*	2,242,506		Corporation #	2,073,738
20,700	Jacobs Engineering Group, Inc. #	1,687,878	90,800	Informatica Corporation #*	1,108,668
67,700	JB Hunt Transport		117,800	Insight Enterprises, Inc. #	2,222,886
	Services, Inc. *	1,406,129	99,100	Integrated Device
89,200	JetBlue Airways Corporation #*	1,266,640		Technology, Inc. #*	1,534,068
54,000	Kirby Corporation #	1,843,020	1,050	Isilon Systems, Inc. #	28,980
120,500	Labor Ready, Inc. #*	2,208,765	132,300	Ixia #*	1,270,080
36,700	Landstar System, Inc.	1,401,206	82,200	J2 Global
39,000	Manitowoc Company, Inc.	2,317,770		Communication, Inc. #*	2,239,950
67,300	McGrath Rentcorp *	2,061,399	52,500	Kronos, Inc. #*	1,928,850
87,000	Pacer International, Inc. *	2,589,990	118,600	Micrel, Inc. #*	1,278,508
55,700	Pall Corporation *	1,924,435	61,585	MoneyGram International, Inc.	1,931,306
58,100	Roper Industries, Inc. *	2,918,944	153,400	MPS Group, Inc. #	2,175,212
92,000	SkyWest, Inc. *	2,346,920	49,700	Nanometrics, Inc. #	393,127
75,000	Standard Parking		86,800	Packeteer, Inc. #*	1,180,480
	Corporation #*	2,880,750	94,400	Parametric Technology
81,200	URS Corporation #	3,479,420		Corporation #	1,701,088
75,300	Waste Connections, Inc. #*	3,128,715	117,900	Photronics, Inc. #	1,926,486
72,600	Watson Wyatt Worldwide, Inc. *	3,277,890	31,000	Polycom, Inc. #*	958,210
20,400	WESCO International, Inc. #	1,199,724	165,600	Powerwave Technologies, Inc. #*	1,068,120

	Total Industrials	70,297,514	60,600	Progress Software Corporation #	1,692,558

			65,000	QLogic Corporation #	1,424,800
Information Technology (17.9%)			139,900	Sapient Corporation #*	768,051
36,500	ADTRAN, Inc. *	828,550	62,000	ScanSource, Inc. #*	1,884,800
64,794	Avnet, Inc. #*	1,654,191	81,900	Silicon Image, Inc. #*	1,041,768
62,400	Avocent Corporation #	2,112,240	98,600	STATS ChipPAC, Ltd. #*	757,248
70,000	Axcelis Technologies, Inc. #*	408,100	35,400	Sybase, Inc. #*	874,380
110,600	BEA Systems, Inc. #	1,391,348	170,500	TIBCO Software, Inc. #*	1,609,520
88,400	Benchmark Electronics, Inc. #*	2,153,424	56,300	Trimble Navigation, Ltd. #	2,856,099

The accompanying Notes to Financial Statements are an integral part of this schedule.

86

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Information Technology — continued			Telecommunications Services (0.7%)
47,000	Varian Semiconductor		26,971	Eschelon Telecom, Inc. #	$534,296
	Equipment Associates, Inc. #	$2,139,440	113,050	Iowa Telecommunications
58,400	ViaSat, Inc. #	1,740,904		Services, Inc. *	2,228,216

261,000	Vitria Technology, Inc. #*	702,090		Total Telecommunications
95,000	webMethods, Inc. #	699,200		Services	2,762,512

133,900	Wind River Systems, Inc. #	1,372,475
45,800	Zebra Technologies		Utilities (2.4%)
	Corporation #*	1,593,382	35,200	AGL Resources, Inc.	1,369,632

	Total Information		58,600	Aqua America, Inc. *	1,334,908
	Technology	72,615,207	61,800	Piedmont Natural Gas

				Company, Inc. *	1,653,150
Materials (6.6%)			55,400	PNM Resources, Inc.	1,722,940
72,200	Airgas, Inc.	2,925,544	65,100	Vectren Corporation *	1,841,028
42,900	Albemarle Corporation	3,080,220	67,700	Westar Energy, Inc. *	1,757,492

64,916	Bemis Company, Inc.	2,205,846		Total Utilities	9,679,150

21,843	Century Aluminum

	Company #*	975,290		Total Common Stock
60,800	Commercial Metals Company	1,568,640		(cost $329,418,702)	394,259,583

28,000	Eagle Materials, Inc. *	1,210,440
30,500	FMC Corporation	2,334,775
41,100	Lubrizol Corporation	2,060,343
46,800	Pactiv Corporation #	1,670,292
101,000	RPM International, Inc. *	2,109,890
20,700	RTI International Metals, Inc. #*	1,619,154
54,900	Silgan Holdings, Inc.	2,411,208
85,500	Steel Dynamics, Inc. *	2,774,475

	Total Materials	26,946,117

The accompanying Notes to Financial Statements are an integral part of this schedule.

87

Small Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.0%)	Rate (+)	Date	Value

101,487,077	Thrivent Financial Securities Lending Trust	5.280%	N/A	$101,487,077

	Total Collateral Held for Securities Loaned
	(cost $101,487,077)			101,487,077

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.6%)	Rate (+)	Date	Value

$3,232,000	Chariot Funding, LLC	5.350%	1/5/2007	$3,230,079
700,000	Federal National Mortgage Association	5.180	2/7/2007	696,294
6,758,348	Thrivent Money Market Portfolio	5.080	N/A	6,758,348

	Total Short-Term Investments (at amortized cost)			10,684,721

	Total Investments (cost $441,590,500) 124.5%			$506,431,381

	Other Assets and Liabilities, Net (24.5%)			(99,762,175)

	Total Net Assets 100.0%			$406,669,206

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$67,899,993
Gross unrealized depreciation	(5,078,554)

Net unrealized appreciation (depreciation)	$62,821,439
Cost for federal income tax purposes	$443,609,942

The accompanying Notes to Financial Statements are an integral part of this schedule.

88

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Consumer Discretionary (15.9%)			16,700	Haverty Furniture
9,700	4Kids Entertainment, Inc. #*	$176,734		Companies, Inc. *	$247,160
35,775	Aaron Rents, Inc. *	1,029,604	23,350	Hibbett Sporting Goods, Inc. #*	712,876
23,450	ADVO, Inc. *	764,470	32,475	Hot Topic, Inc. #*	433,216
21,700	Arbitron, Inc. *	942,648	11,600	IHOP Corporation	611,320
9,200	Arctic Cat, Inc. *	161,828	38,300	Interface, Inc. #	544,626
10,800	Ashworth, Inc. #	78,408	24,600	Jack in the Box, Inc. #	1,501,584
13,300	Audiovox Corporation #*	187,397	20,400	JAKKS Pacific, Inc. #*	445,536
27	Aura Systems, Inc.	20	18,030	Jo-Ann Stores, Inc. #*	443,538
26,800	Aztar Corporation #	1,458,456	13,175	Joseph A. Bank Clothiers, Inc. #*	386,686
8,700	Bassett Furniture		36,400	K2, Inc. #*	480,116
	Industries, Inc. *	142,158	18,600	Kellwood Company *	604,872
10,200	Blue Nile, Inc. #*	376,278	12,100	Keystone Automotive
19,200	Bright Horizons Family			Industries, Inc. #*	411,279
	Solutions, Inc. #*	742,272	19,500	K-Swiss, Inc. *	599,430
21,150	Brown Shoe Company, Inc. *	1,009,701	12,500	Landry’s Restaurants, Inc. *	376,125
21,300	Building Materials Holding		37,900	La-Z-Boy, Inc. *	449,873
	Corporation *	525,897	10,500	Lenox Group, Inc. #*	67,200
14,100	California Pizza Kitchen, Inc. #*	469,671	10,600	Libbey, Inc. *	130,804
23,200	Cato Corporation	531,512	48,200	Live Nation, Inc. #*	1,079,680
24,525	CEC Entertainment, Inc. #	987,131	33,300	LKQ Corporation #*	765,567
56,300	Champion Enterprises, Inc. #*	526,968	9,000	M/I Homes, Inc. *	343,710
17,100	Children’s Place Retail		15,700	Marcus Corporation *	401,606
	Stores, Inc. #*	1,086,192	13,800	MarineMax, Inc. #*	357,834
27,925	Christopher & Banks		38,900	Men’s Wearhouse, Inc.	1,488,314
	Corporation *	521,080	16,100	Meritage Homes Corporation #*	768,292
51,200	CKE Restaurants, Inc. *	942,080	8,700	Midas, Inc. #	200,100
11,600	Coachmen Industries, Inc. *	127,600	19,800	Monaco Coach Corporation *	280,368
20,300	Coinstar, Inc. #*	620,571	13,500	Movado Group, Inc.	391,500
16,300	Cost Plus, Inc. #*	167,890	20,300	Multimedia Games, Inc. #*	194,880
4,000	CPI Corporation *	185,960	3,500	National Presto
24,700	Crocs, Inc. #*	1,067,040		Industries, Inc. *	209,545
8,000	Deckers Outdoor		23,200	Nautilus Group, Inc. *	324,800
	Corporation #*	479,600	3,520	NVR, Inc. #*	2,270,400
33,800	Dress Barn, Inc. #*	788,554	17,200	O’Charley’s, Inc. #	366,016
13,700	Drew Industries, Inc. #*	356,337	11,300	Oxford Industries, Inc. *	561,045
23,450	Ethan Allen Interiors, Inc. *	846,780	19,700	P.F. Chang’s China
30,700	Finish Line, Inc. *	438,396		Bistro, Inc. #*	756,086
47,100	Fleetwood Enterprises, Inc. #*	372,561	23,200	Panera Bread Company #*	1,297,112
33,237	Fossil, Inc. #*	750,491	17,700	Papa John’s
29,550	Fred’s, Inc. *	355,782		International, Inc. #*	513,477
16,500	Genesco, Inc. #*	615,450	40,000	Pep Boys — Manny, Moe & Jack *	594,400
17,800	Group 1 Automotive, Inc. *	920,616	17,900	PetMed Express, Inc. #*	238,965
21,500	Guitar Center, Inc. #*	977,390	40,900	Phillips-Van Heusen
23,200	Gymboree Corporation #	885,312		Corporation *	2,051,953
14,100	Hancock Fabrics, Inc. #*	48,504	35,400	Pinnacle Entertainment, Inc. #	1,173,156
			28,700	Polaris Industries, Inc. *	1,344,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

89

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Consumer Discretionary — continued			26,800	Delta & Pine Land Company	$1,084,060
37,312	Pool Corporation *	$1,461,511	38,150	Flowers Foods, Inc. *	1,029,668
7,000	Pre-Paid Legal Services, Inc. #*	273,910	14,400	Great Atlantic & Pacific Tea
88,600	Quiksilver, Inc. #*	1,395,450		Company, Inc. *	370,656
56,800	Radio One, Inc. #*	382,832	28,700	Hain Celestial Group, Inc. #*	895,727
25,150	RARE Hospitality		10,100	J & J Snack Foods Corporation *	418,140
	International, Inc. #*	828,190	22,800	Lance, Inc.	457,824
15,400	RC2 Corporation #	677,600	21,000	Longs Drug Stores Corporation	889,980
12,300	Red Robin Gourmet		11,700	Mannatech, Inc. *	172,341
	Burgers, Inc. #*	440,955	10,300	Nash Finch Company *	281,190
8,500	Russ Berrie and Company, Inc. #*	131,325	41,600	NBTY, Inc. #	1,729,312
38,750	Select Comfort Corporation #*	673,862	10,200	Peet’s Coffee & Tea, Inc. #*	267,648
25,725	Shuffle Master, Inc. #*	673,995	25,600	Performance Food Group
18,300	Skechers USA, Inc. #*	609,573		Company #	707,584
5,200	Skyline Corporation	209,144	40,900	Playtex Products, Inc. #*	588,551
22,200	Sonic Automotive, Inc. *	644,688	19,600	Ralcorp Holdings, Inc. #	997,444
51,252	Sonic Corporation #	1,227,485	11,700	Sanderson Farms, Inc. *	354,393
21,400	Stage Stores, Inc.	650,346	27,800	Spectrum Brands, Inc. #*	303,020
14,100	Stamps.com, Inc. #	222,075	22,900	TreeHouse Foods, Inc. #*	714,480
8,800	Standard Motor Products, Inc.	131,824	31,300	United Natural Foods, Inc. #*	1,124,296
47,500	Standard Pacific Corporation *	1,272,525	6,700	USANA Health Sciences, Inc. #*	346,122
20,817	Steak n Shake Company #*	366,379	12,570	WD-40 Company *	438,316

19,900	Stein Mart, Inc.	263,874		Total Consumer Staples	17,237,197

26,600	Stride Rite Corporation *	401,128
13,600	Sturm, Ruger & Company, Inc. #*	130,560	Energy (7.2%)
16,900	Superior Industries		19,900	Atwood Oceanics, Inc. #*	974,503
	International, Inc. *	325,663	17,400	Bristow Group, Inc. #*	627,966
25,400	Tractor Supply Company #*	1,135,634	35,200	Cabot Oil & Gas Corporation	2,134,880
45,900	Triarc Companies, Inc. *	918,000	15,100	Carbo Ceramics, Inc. *	564,287
21,900	Tuesday Morning Corporation *	340,545	61,000	Cimarex Energy Company *	2,226,500
23,500	Tween Brands, Inc. #*	938,355	17,600	Dril-Quip, Inc. #*	689,216
17,100	Universal Technical		81,200	Frontier Oil Corporation *	2,333,688
	Institute, Inc. #*	379,791	68,715	Helix Energy Solutions
7,200	Vertrue, Inc. #*	276,552		Group, Inc. #*	2,155,577
23,100	Winnebago Industries, Inc. *	760,221	14,100	Hydril Company #*	1,060,179
17,300	WMS Industries, Inc. #*	603,078	51,700	Input/Output, Inc. #*	704,671
40,900	Wolverine World Wide, Inc. *	1,166,468	22,800	Lone Star Technologies, Inc. #	1,103,748
35,700	Zale Corporation #*	1,007,097	11,200	Lufkin Industries, Inc. *	650,496

	Total Consumer		59,200	Massey Energy Company *	1,375,216
	Discretionary	70,005,042	39,900	Oceaneering

				International, Inc. #*	1,584,030
Consumer Staples (3.9%)			13,800	Penn Virginia Corporation	966,552
64,400	Alliance One		10,900	Petroleum Development
	International, Inc. #*	454,664		Corporation #	469,245
37,100	Casey’s General Stores, Inc. ‡	873,705	15,650	SEACOR Holdings, Inc. #*	1,551,541
17,600	Central Garden & Pet Company #*	852,192	40,500	St. Mary Land & Exploration
54,600	Corn Products International, Inc.	1,885,884		Company *	1,492,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

90

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Energy — continued			12,300	FirstFed Financial Corporation #*	$823,731
20,700	Stone Energy Corporation #*	$731,745	28,600	Flagstar Bancorp, Inc. *	424,424
21,700	Swift Energy Company #	972,377	17,400	Franklin Bank Corporation #*	357,396
52,850	TETRA Technologies, Inc. #*	1,351,903	49,800	Fremont General Corporation *	807,258
34,000	Unit Corporation #	1,647,300	38,500	Glacier Bancorp, Inc. *	940,940
26,600	Veritas DGC, Inc. #*	2,277,758	31,100	Hanmi Financial Corporation *	700,683
22,100	W-H Energy Services, Inc. #	1,076,049	26,600	Hilb, Rogal and Hobbs
20,800	World Fuel Services Corporation *	924,768		Company *	1,120,392

	Total Energy	31,646,215	15,065	Independent Bank Corporation *	380,994

			14,600	Infinity Property & Casualty
Financials (16.0%)				Corporation *	706,494
23,500	Acadia Realty Trust *‡	587,970	49,900	Inland Real Estate Corporation *	934,128
13,400	Anchor BanCorp		32,100	Investment Technology
	Wisconsin, Inc. *	386,188		Group, Inc. #	1,376,448
44,500	Bank Mutual Corporation *	538,895	13,900	Irwin Financial Corporation *	314,557
33,800	BankAtlantic Bancorp, Inc. *	466,778	23,900	Kilroy Realty Corporation	1,864,200
23,500	BankUnited Financial		38,900	LaBranche & Company, Inc. #*	382,387
	Corporation *	657,060	13,100	LandAmerica Financial
26,900	Boston Private Financial			Group, Inc. *	826,741
	Holdings, Inc. *	758,849	50,500	Lexington Corporate
45,400	Brookline Bancorp, Inc. *	597,918		Properties Trust *	1,132,715
20,800	Cascade Bancorp *	645,424	15,300	LTC Properties, Inc.	417,843
21,800	Cash America		20,600	MAF Bancorp, Inc.	920,614
	International, Inc. *	1,022,420	18,100	Mid-America Apartment
22,600	Central Pacific Financial			Communities, Inc.	1,036,044
	Corporation *	875,976	15,500	Nara Bancorp, Inc. *	324,260
33,918	Chittenden Corporation *	1,040,943	43,500	National Retail
34,000	Colonial Properties Trust	1,593,920		Properties, Inc. *	998,325
22,100	Community Bank System, Inc. *	508,300	33,050	New Century Financial
31,865	Delphi Financial Group, Inc. *	1,289,258		Corporation *	1,044,050
20,275	Dime Community Bancshares *	284,053	11,000	Parkway Properties, Inc. *	561,110
14,365	Downey Financial Corporation *	1,042,612	42,000	Philadelphia Consolidated
45,200	East West Bancorp, Inc. *	1,600,984		Holding Corporation #	1,871,520
17,500	EastGroup Properties, Inc.	937,300	11,800	Portfolio Recovery
19,600	Entertainment Properties Trust *	1,145,424		Associates, Inc. #*	550,942
17,200	Essex Property Trust, Inc. *	2,223,100	15,900	Presidential Life Corporation *	349,005
16,200	Fidelity Bankshares, Inc. *	642,654	13,300	PrivateBancorp, Inc. *	553,679
20,150	Financial Federal Corporation *	592,612	24,500	ProAssurance Corporation #*	1,223,040
59,500	First BanCorp	567,035	19,100	Prosperity Bancshares, Inc. *	659,141
18,200	First Cash Financial		24,164	Provident Bankshares Corporation	860,238
	Services, Inc. #	470,834	11,800	PS Business Parks, Inc.	834,378
46,300	First Commonwealth Financial		19,600	Rewards Network, Inc. #*	136,220
	Corporation *	621,809	15,000	RLI Corporation *	846,300
23,900	First Financial Bancorp *	396,979	10,600	Safety Insurance Group, Inc. *	537,526
9,700	First Indiana Corporation	245,992	7,400	SCPIE Holdings, Inc. #*	193,436
36,812	First Midwest Bancorp, Inc. *	1,423,888	21,200	Selective Insurance Group, Inc. *	1,214,548
22,800	First Republic Bank	891,024	50,400	Senior Housing Property Trust *	1,233,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

91

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Financials — continued			16,100	Cross Country Healthcare, Inc. #*	$351,302
55,500	South Financial Group, Inc. *	$1,475,745	16,550	CryoLife, Inc. #*	126,608
14,900	Sovran Self Storage, Inc.	853,472	15,900	Cyberonics, Inc. #*	328,176
13,800	Sterling Bancorp *	271,860	9,300	Datascope Corporation *	338,892
52,300	Sterling Bancshares, Inc. *	680,946	32,300	Dendrite International, Inc. #	345,933
30,815	Sterling Financial Corporation *	1,041,855	17,400	Digene Corporation #*	833,808
13,500	Stewart Information Services		14,200	Dionex Corporation #*	805,282
	Corporation	585,360	16,900	DJO, Inc. #*	723,658
38,200	Susquehanna Bancshares, Inc. *	1,026,816	22,197	Enzo Biochem, Inc. #*	316,751
11,951	SWS Group, Inc. *	426,651	14,400	Genesis Healthcare Corporation #*	680,112
18,900	Tradestation Group, Inc. #*	259,875	20,200	Gentiva Health Services, Inc. #*	385,012
55,282	TrustCo Bank Corporation NY *	614,736	16,300	Greatbatch Technologies, Inc. #*	438,796
73,400	UCBH Holdings, Inc. *	1,288,904	19,800	Haemonetics Corporation #*	891,396
42,800	Umpqua Holdings Corporation *	1,259,604	25,500	Healthways, Inc. #*	1,216,605
27,000	United Bankshares, Inc. *	1,043,550	38,800	Hologic, Inc. #*	1,834,464
15,500	United Fire & Casual Company *	546,375	49,900	Hooper Holmes, Inc. *	165,169
48,600	Whitney Holding Corporation ‡	1,585,332	10,900	ICU Medical, Inc. #*	443,412
11,400	Wilshire Bancorp, Inc. *	216,258	23,000	IDEXX Laboratories, Inc. #	1,823,900
18,900	Wintrust Financial Corporation	907,578	49,875	Immucor, Inc. #	1,457,846
12,812	World Acceptance Corporation #*	601,523	14,600	Integra LifeSciences Holdings
27,200	Zenith National Insurance			Corporation #*	621,814
	Corporation	1,275,952	23,400	Invacare Corporation *	574,470

	Total Financials	70,364,130	21,800	inVentiv Health, Inc. #*	770,630

			9,200	Kendle International, Inc. #	289,340
Health Care (11.4%)			8,700	Kensey Nash Corporation #*	276,660
35,200	Allscripts Healthcare		15,250	LCA-Vision, Inc. *	523,990
	Solutions, Inc. #*	950,048	15,700	Matria Healthcare, Inc. #*	451,061
31,500	Alpharma, Inc. *	759,150	31,000	Mentor Corporation *	1,514,970
18,833	Amedisys, Inc. #*	619,052	15,800	Meridian Bioscience, Inc.	387,574
52,200	American Medical Systems		20,300	Merit Medical Systems, Inc. #*	321,552
	Holdings, Inc. #*	966,744	58,100	MGI Pharma, Inc. #*	1,069,621
38,300	AMERIGROUP Corporation #*	1,374,587	17,900	Noven Pharmaceuticals, Inc. #*	455,555
25,000	AMN Healthcare		25,400	Odyssey Healthcare, Inc. #*	336,804
	Services, Inc. #*‡	688,500	12,800	Osteotech, Inc. #*	72,320
22,050	AmSurg Corporation #	507,150	29,700	Owens & Minor, Inc. *	928,719
10,200	Analogic Corporation *	572,628	13,000	Palomar Medical
20,900	ArQule, Inc. #*	123,728		Technologies, Inc. #*	658,710
19,800	ArthroCare Corporation #*	790,416	20,000	PAREXEL International
17,500	BioLase Technology, Inc. #*	153,125		Corporation #*	579,400
11,900	Biosite, Inc. #*	581,315	35,700	Pediatrix Medical Group, Inc. #‡	1,745,730
12,000	Bradley Pharmaceuticals, Inc. #*	246,960	24,487	Per-Se Technologies, Inc. #*	680,249
19,800	Cambrex Corporation	449,856	13,500	Pharmnet Development Group #*	297,945
31,700	Centene Corporation #	778,869	16,700	PolyMedica Corporation *	674,847
47,700	Cerner Corporation #*	2,170,350	12,700	Possis Medical, Inc. #*	171,196
19,300	Chemed Corporation *	713,714	47,800	Regeneron
20,650	CONMED Corporation #*	477,428		Pharmaceuticals, Inc. #*	959,346
32,700	Cooper Companies, Inc. *	1,455,150	12,700	RehabCare Group, Inc. #	188,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

92

Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Health Care — continued			15,100	ElkCorp *	$620,459
53,700	Respironics, Inc. #*	$2,027,175	23,300	EMCOR Group, Inc. #*	1,324,605
34,100	Savient Pharmaceuticals, Inc. #*	382,261	15,600	EnPro Industries, Inc. #*	518,076
21,500	Sciele Pharma, Inc. #*	516,000	18,700	Esterline Technologies
42,000	Sierra Health Services, Inc. #	1,513,680		Corporation #*	752,301
32,900	Sunrise Senior Living, Inc. #*	1,010,688	22,500	Forward Air Corporation *	650,925
11,800	SurModics, Inc. #*	367,216	27,000	Frontier Airlines
24,400	Theragenics Corporation #*	75,640		Holdings, Inc. #*	199,800
32,850	United Surgical Partners		15,800	G & K Services, Inc. *	614,462
	International, Inc. #*	931,298	38,600	Gardner Denver, Inc. #*	1,440,166
24,200	Viasys Healthcare, Inc. #*	673,244	41,000	GenCorp, Inc. #*	574,820
5,800	Vital Signs, Inc. *	289,536	19,330	Griffon Corporation #*	492,915

	Total Health Care	50,223,728	20,250	Healthcare Services Group, Inc. *	586,440

			43,448	Heartland Express, Inc. *	652,589
Industrials (16.4%)			13,100	Heidrick & Struggles
16,800	A.O. Smith Corporation	631,008		International, Inc. #	554,916
15,200	A.S.V., Inc. #*	247,304	29,300	Hub Group, Inc. #	807,215
27,000	AAR Corporation #*	788,130	39,400	IDEX Corporation	1,867,954
32,100	ABM Industries, Inc. *‡	728,991	20,000	Insituform Technologies, Inc. #*	517,200
31,700	Acuity Brands, Inc. ‡	1,649,668	18,900	John H. Harland Company *	948,780
17,800	Administaff, Inc. ‡	761,306	17,800	Kaman Corporation *	398,542
21,400	Albany International		55,800	Kansas City Southern, Inc. #*	1,617,084
	Corporation *	704,274	20,800	Kaydon Corporation *	826,592
7,000	Angelica Corporation *	180,600	38,900	Kirby Corporation #*	1,327,657
20,800	Apogee Enterprises, Inc. *	401,648	42,450	Knight Transportation, Inc. *	723,772
27,550	Applied Industrial		38,300	Labor Ready, Inc. #*	702,039
	Technologies, Inc. *	724,840	41,800	Landstar System, Inc.	1,595,924
8,800	Applied Signal Technology, Inc. *	123,728	3,100	Lawson Products, Inc.	142,259
18,300	Arkansas Best Corporation *	658,800	42,436	Lennox International, Inc. *	1,298,966
22,200	Armor Holdings, Inc. #*	1,217,670	8,650	Lindsay Manufacturing Company *	282,422
13,800	Astec Industries, Inc. #*	484,380	12,000	Lydall, Inc. #	129,720
21,500	Baldor Electric Company	718,530	21,600	MagneTek, Inc. #*	122,040
29,300	Barnes Group, Inc. *	637,275	45,300	Manitowoc Company, Inc.	2,692,181
31,925	Belden CDT, Inc. *	1,247,948	26,800	Mesa Air Group, Inc. #*	229,676
21,400	Bowne & Company, Inc. *	341,116	26,200	Mobile Mini, Inc. #*	705,828
39,700	Brady Corporation *	1,480,016	31,150	Moog, Inc. #*	1,189,618
36,200	Briggs & Stratton Corporation *	975,590	27,200	Mueller Industries, Inc.	862,240
18,900	C&D Technologies, Inc. *	89,586	14,600	NCI Building Systems, Inc. #*	755,550
9,600	CDI Corporation *	239,040	20,650	Old Dominion Freight Line #*	497,046
12,100	Central Parking Corporation *	217,800	24,300	On Assignment, Inc. #	285,525
19,850	Ceradyne, Inc. #*	1,121,525	22,700	Regal-Beloit Corporation *	1,191,977
37,600	CLARCOR, Inc. *	1,271,256	12,300	Robbins & Myers, Inc.	564,816
8,700	Consolidated Graphics, Inc. #*	513,909	13,700	School Specialty, Inc. #	513,613
11,500	Cubic Corporation *	249,550	59,200	Shaw Group, Inc. #*	1,983,200
32,300	Curtiss-Wright Corporation *	1,197,684	26,900	Simpson Manufacturing
12,200	EDO Corporation *	289,628		Company, Inc. *	851,385
23,300	EGL, Inc. #*	693,874	47,000	SkyWest, Inc. *	1,198,970
The accompanying Notes to Financial Statements are an integral part of this schedule.

93

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Industrials — continued			22,500	CACI International, Inc. #*	$1,271,250
41,700	Spherion Corporation #	$309,831	20,000	Captaris, Inc. #*	155,400
9,200	Standard Register Company	110,400	15,000	Carreker Corporation #	114,600
9,200	Standex International		7,800	Catapult Communications
	Corporation *	277,196		Corporation #*	70,044
25,500	Teledyne Technologies, Inc. #*	1,023,315	35,500	C-COR, Inc. #*	395,470
42,406	Tetra Tech, Inc. #*	767,125	28,900	Checkpoint Systems, Inc. #	583,780
30,100	Toro Company *	1,403,563	40,100	CIBER, Inc. #	271,878
20,600	Tredegar Corporation *	465,766	32,800	Cognex Corporation *	781,296
12,000	Triumph Group, Inc. *	629,160	23,100	Coherent, Inc. #*	729,267
22,300	United Stationers, Inc. #	1,041,187	16,700	Cohu, Inc.	336,672
13,900	Universal Forest Products, Inc. *	648,018	17,000	Comtech Telecommunications
38,200	URS Corporation #*	1,636,870		Corporation #*	647,190
12,700	Valmont Industries, Inc.	704,723	26,400	CTS Corporation *	414,480
16,000	Viad Corporation	649,600	27,300	Cymer, Inc. #*	1,199,835
14,400	Vicor Corporation	159,984	23,400	Daktronics, Inc. *	862,290
6,400	Volt Information Sciences, Inc. #*	321,344	18,500	Digi International, Inc. #*	255,115
23,000	Wabash National Corporation *	347,300	23,800	Digital Insight Corporation #	916,062
33,400	Waste Connections, Inc. #*	1,387,770	63,700	Digitas, Inc. #*	854,217
17,950	Watsco, Inc. *	846,522	14,700	Diodes, Inc. #*	521,556
31,200	Watson Wyatt Worldwide, Inc.	1,408,680	24,000	Ditech Networks, Inc. #*	166,080
21,400	Watts Water Technologies, Inc. *	879,754	21,400	DSP Group, Inc. #*	464,380
21,800	Woodward Governor Company *	865,678	34,400	eFunds Corporation #*	946,000

	Total Industrials	72,282,725	21,500	Electro Scientific Industries, Inc. #	433,010

			42,500	Epicor Software Corporation #*	574,175
Information Technology (16.6%)			10,700	EPIQ Systems, Inc. #*	181,579
19,200	Actel Corporation #	348,672	27,100	Exar Corporation #‡	352,300
86,500	Adaptec, Inc. #*	403,090	27,750	FactSet Research Systems, Inc.	1,567,320
26,000	Advanced Energy Industries, Inc. #	490,620	18,700	FEI Company #*	493,119
54,150	Aeroflex, Inc. #*	634,638	48,200	FLIR Systems, Inc. #*	1,534,206
22,600	Agilysys, Inc. *	378,324	17,000	Gerber Scientific, Inc. #*	213,520
17,800	Altiris, Inc. #	451,764	18,500	Gevity HR, Inc. *	438,265
24,800	Anixter International, Inc. #*	1,346,640	37,700	Global Imaging Systems, Inc. #*	827,515
28,300	ANSYS, Inc. #*	1,230,767	50,160	Global Payments, Inc.	2,322,408
25,700	ATMI, Inc. #*	784,621	55,000	Harmonic, Inc. #*	399,850
30,113	Avid Technology, Inc. #*	1,122,010	19,200	Hutchinson Technology, Inc. #*	452,544
74,600	Axcelis Technologies, Inc. #*	434,918	43,070	Hyperion Solutions
8,400	Bankrate, Inc. #*	318,780		Corporation #	1,547,936
8,800	Bel Fuse, Inc. *	306,152	23,000	InfoSpace, Inc. #*	471,730
22,400	Bell Microproducts, Inc. #*	157,920	35,575	Insight Enterprises, Inc. #	671,300
47,650	Benchmark Electronics, Inc. #*	1,160,754	15,800	Inter-Tel, Inc. *	350,128
12,700	Black Box Corporation *	533,273	15,500	Intevac, Inc. #	402,225
10,700	Blue Coat Systems, Inc. #*	256,265	18,900	Itron, Inc. #*	979,776
37,200	Brightpoint, Inc. #*	500,340	36,500	J2 Global Communication, Inc. #*	994,625
55,407	Brooks Automation, Inc. #*	797,861	21,700	JDA Software Group, Inc. #*	298,809
17,700	Cabot Microelectronics		32,800	Keane, Inc. #*	390,648
	Corporation #*	600,738	10,400	Keithley Instruments, Inc. *	136,760

The accompanying Notes to Financial Statements are an integral part of this schedule.

94

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Information Technology — continued			14,500	SPSS, Inc. #*	$436,015
22,800	Komag, Inc. #*	$863,664	16,400	Standard Microsystems
50,000	Kopin Corporation #*	178,500		Corporation #	458,872
23,387	Kronos, Inc. #*	859,238	8,500	StarTek, Inc. *	115,090
42,000	Kulicke and Soffa		10,200	Supertex, Inc. #*	400,350
	Industries, Inc. #*	352,800	21,700	Sykes Enterprises, Inc. #	382,788
16,500	Littelfuse, Inc. #*	526,020	34,050	Symmetricom, Inc. #*	303,726
13,400	LoJack Corporation #*	228,872	18,600	Synaptics, Inc. #*	552,234
20,000	Manhattan Associates, Inc. #	601,600	53,350	Take-Two Interactive
13,500	ManTech International			Software, Inc. #*	947,496
	Corporation #	497,205	22,950	TALX Corporation *	629,978
15,800	MapInfo Corporation #	206,190	29,900	Technitrol, Inc. *	714,311
15,800	MAXIMUS, Inc.	486,324	47,337	THQ, Inc. #*	1,539,399
16,400	Mercury Computer		10,100	Tollgrade
	Systems, Inc. #*	219,104		Communications, Inc. #*	106,757
27,600	Methode Electronics, Inc. *	298,908	40,950	Trimble Navigation, Ltd. #	2,077,394
29,100	MICROS Systems, Inc. #*	1,533,570	17,100	Ultratech, Inc. #*	213,408
52,300	Microsemi Corporation #*	1,027,695	48,200	United Online, Inc. *	640,096
20,700	MIVA, Inc. #*	70,173	40,650	Varian Semiconductor
27,000	MKS Instruments, Inc. #	609,660		Equipment Associates, Inc. #*	1,850,388
13,500	MTS Systems Corporation	521,370	22,900	Veeco Instruments, Inc. #*	428,917
33,100	Napster, Inc. #*	120,153	18,000	ViaSat, Inc. #*	536,580
14,800	Neoware Systems, Inc. #*	195,508	31,700	WebEx Communications, Inc. #*	1,106,013
24,800	NETGEAR, Inc. #*	651,000	32,900	Websense, Inc. #*	751,107
18,600	Network Equipment		21,200	X-Rite, Inc. *	260,760

	Technologies, Inc. #*	108,252		Total Information
22,000	Novatel Wireless, Inc. #*	212,740		Technology	72,830,104

15,300	Open Solutions, Inc. #	575,892
14,850	Park Electrochemical Corporation	380,902	Materials (5.1%)
30,400	Paxar Corporation #‡	701,024	17,800	A. Schulman, Inc.	396,050
16,500	PC TEL, Inc. #	154,275	9,300	A.M. Castle & Company *	236,685
19,300	Pericom Semiconductor		16,100	AMCOL International
	Corporation #	221,371		Corporation *	446,614
18,800	Phoenix Technologies, Ltd. #*	84,600	25,300	AptarGroup, Inc. *	1,493,712
12,600	Photon Dynamics, Inc. #	147,294	17,800	Arch Chemicals, Inc.	592,918
30,800	Photronics, Inc. #*	503,272	14,900	Brush Engineered
12,600	Planar Systems, Inc. #*	121,842		Materials, Inc. #*	503,173
30,200	Progress Software Corporation #*	843,486	27,800	Buckeye Technologies, Inc. #*	333,044
12,400	Quality Systems, Inc. *	462,148	21,500	Caraustar Industries, Inc. #*	173,935
19,200	Radiant Systems, Inc. #*	200,448	18,800	Carpenter Technology
16,100	RadiSys Corporation #	268,387		Corporation *	1,927,376
12,900	Rogers Corporation #*	763,035	16,900	Century Aluminum Company #*	754,585
18,400	Rudolph Technologies, Inc. #*	292,928	34,000	Chaparral Steel Company	1,505,180
19,000	ScanSource, Inc. #*	577,600	14,700	Chesapeake Corporation *	250,194
47,500	Secure Computing Corporation #*	311,600	30,300	Cleveland-Cliffs, Inc. *	1,467,732
118,600	Skyworks Solutions, Inc. #*	839,688	7,500	Deltic Timber Corporation	418,350
19,100	Sonic Solutions, Inc. #*	311,330	25,200	Georgia Gulf Corporation *	486,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

95

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.8%)	Value	Shares	Common Stock (97.8%)	Value

Materials — continued			Utilities (5.0%)
43,900	H.B. Fuller Company	$1,133,498	22,433	ALLETE, Inc. *	$1,044,032
31,100	Headwaters, Inc. #*	745,156	12,550	American States Water
18,500	MacDermid, Inc. *	630,850		Company *	484,681
9,500	Material Sciences Corporation #*	122,930	64,400	Atmos Energy Corporation	2,055,004
19,963	Myers Industries, Inc. *	312,621	38,300	Avista Corporation	969,373
10,900	Neenah Paper, Inc. *	384,988	8,500	Cascade Natural Gas
21,600	OM Group, Inc. #	978,048		Corporation *	220,320
30,900	OMNOVA Solutions, Inc. #*	141,522	7,500	Central Vermont Public Service
6,600	Penford Corporation	114,180		Corporation	176,625
68,300	PolyOne Corporation #*	512,250	10,000	CH Energy Group, Inc. *	528,000
12,100	Pope & Talbot, Inc. #*	66,187	42,400	Cleco Corporation	1,069,752
7,500	Quaker Chemical Corporation *	165,525	34,400	El Paso Electric Company #*	838,328
27,175	Quanex Corporation *	939,983	53,200	Energen Corporation *	2,497,208
24,200	Rock-Tenn Company	656,062	3,900	Green Mountain Power
16,800	RTI International Metals, Inc. #*	1,314,096		Corporation	132,171
19,300	Ryerson, Inc. *	484,237	15,800	Laclede Group, Inc. *	553,474
11,400	Schweitzer-Mauduit		20,400	New Jersey Resources
	International, Inc.	296,970		Corporation *	991,032
8,500	Steel Technologies, Inc.	149,175	20,300	Northwest Natural Gas
17,600	Texas Industries, Inc. *	1,130,448		Company *	861,532
30,400	Tronox, Inc. *	480,016	55,500	Piedmont Natural Gas
33,000	Wausau-Mosinee Paper			Company, Inc. *	1,484,625
	Corporation	494,670	21,600	South Jersey Industries, Inc.	721,656
24,100	Wellman, Inc. *	76,879	79,232	Southern Union Company *	2,214,534

	Total Materials	22,316,451	30,600	Southwest Gas Corporation	1,174,122

			78,000	UGI Corporation ‡	2,127,840
Telecommunications Services (0.3%)			18,266	UIL Holdings Corporation	770,643
15,600	Commonwealth Telephone		26,000	UniSource Energy Corporation	949,780

	Enterprises, Inc. *	653,016		Total Utilities	21,864,732

14,700	CT Communications, Inc.	336,924

33,000	General Communication, Inc. #*	519,090		Total Common Stock

	Total Telecommunications			(cost $276,951,542)	430,279,354

	Services	1,509,030

The accompanying Notes to Financial Statements are an integral part of this schedule.

96

Small Cap Index Portfolio
Schedule of Investments as of December 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.9%)		Rate (+)	Date	Value

113,851,037	Thrivent Financial Securities Lending Trust		5.280%	N/A	$113,851,037

	Total Collateral Held for Securities Loaned
	(cost $113,851,037)				113,851,037

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.4%)		Rate (+)	Date	Value

$650,000	Federal National Mortgage Association ‡		5.180%	2/7/2007	$646,560
9,375,000	Greenwich Capital		5.290	1/2/2007	9,373,622
337,789	Thrivent Money Market Portfolio		5.080	N/A	337,789

	Total Short-Term Investments (at amortized cost)				10,357,971

	Total Investments (cost $401,160,550) 126.1%				$554,488,362

	Other Assets and Liabilities, Net (26.1%)				(114,738,274)

	Total Net Assets 100.0%				$439,750,088

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

Russell 2000 Index Futures	27	March 2007	$10,745,110	$10,731,150	($13,960)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2006, $646,560 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $11,626,587 of investments were earmarked as collateral to cover open financial futures contracts.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$173,490,904
Gross unrealized depreciation	(23,426,825)

Net unrealized appreciation (depreciation)	$150,064,079
Cost for federal income tax purposes	$404,424,283

The accompanying Notes to Financial Statements are an integral part of this schedule.

97

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Consumer Discretionary (15.0%)			Energy (6.3%)
40,900	Abercrombie & Fitch Company	$2,847,867	57,200	Baker Hughes, Inc.	$4,270,552
34,900	Children’s Place Retail		122,600	Cameron International
	Stores, Inc. #*	2,216,848		Corporation #*	6,503,930
92,100	Chipotle Mexican Grill, Inc. #*	5,249,700	75,400	Diamond Offshore Drilling, Inc. *	6,027,476
201,300	Circuit City Stores, Inc. *	3,820,674	53,400	National Oilwell Varco, Inc. #	3,267,012
31,500	Clear Channel Outdoor		125,500	Peabody Energy Corporation	5,071,455
	Holdings, Inc. #*	879,165	128,500	Range Resources Corporation	3,528,610
202,500	Coldwater Creek, Inc. #*	4,965,300	119,200	Southwestern Energy
177,100	DeVry, Inc.	4,958,800		Company #*	4,177,960
47,109	DSW, Inc. #*	1,816,994	84,000	Toreador Resources
140,500	Federated Department			Corporation #*	2,164,680
	Stores, Inc.	5,357,265	48,000	Ultra Petroleum Corporation #*	2,292,000
38,700	Focus Media Holding,		80,688	XTO Energy, Inc.	3,796,370

	Ltd. ADR #	2,569,293		Total Energy	41,100,045

1,216	Gemstar-TV Guide
	International, Inc. #	4,876	Financials (8.1%)
68,800	Harrah’s Entertainment, Inc. *	5,691,136	34,550	Affiliated Managers
118,200	Hilton Hotels Corporation	4,125,180		Group, Inc. #*	3,632,242
66,400	Iconix Brand Group, Inc. #*	1,287,496	54,300	AllianceBernstein Holding, LP *	4,365,720
179,200	International Game Technology	8,279,040	106,900	Assurant, Inc. *	5,906,225
95,800	ITT Educational Services, Inc. #	6,358,246	10,700	Chicago Mercantile Exchange
8,250	Melco PBL Entertainment			Holdings, Inc.	5,454,325
	Macau, Ltd. ADR #*	175,395	261,300	E*TRADE Financial
183,200	Quiksilver, Inc. #	2,885,400		Corporation #	5,858,346
110,500	Shuffle Master, Inc. #*	2,895,100	108,000	East West Bancorp, Inc. *	3,825,360
161,500	Staples, Inc.	4,312,050	78,800	Lazard, Ltd. *	3,730,392
23,700	Starwood Hotels & Resorts		55,450	Legg Mason, Inc.	5,270,522
	Worldwide, Inc.	1,481,250	134,300	Nasdaq Stock Market, Inc. #*	4,135,097
226,300	Texas Roadhouse, Inc. #*	3,000,738	78,700	PartnerRe, Ltd. *	5,590,061
81,900	Tween Brands, Inc. #*	3,270,267	74,100	Portfolio Recovery
50,500	Under Armour, Inc. #*	2,547,725		Associates, Inc. #*	3,459,729
233,900	Urban Outfitters, Inc. #*	5,386,717	46,700	T. Rowe Price Group, Inc.	2,044,059

143,400	VistaPrint, Ltd. #*	4,747,974		Total Financials	53,272,078

80,500	Volcom, Inc. #	2,380,385
29,200	Wynn Resorts, Ltd. *	2,740,420	Health Care (18.6%)
144,000	XM Satellite Radio		162,800	Advanced Medical
	Holdings, Inc. #*	2,080,800		Optics, Inc. #*	5,730,560

	Total Consumer		151,800	Affymetrix, Inc. #*	3,500,508
	Discretionary	98,332,101	18,700	Allergan, Inc.	2,239,138

			93,200	Amylin Pharmaceuticals, Inc. #*	3,361,724
Consumer Staples (0.7%)			165,500	BioMarin Pharmaceutical, Inc. #	2,712,545
157,300	Coca-Cola Enterprises, Inc. *	3,212,066	23,000	C.R. Bard, Inc. *	1,908,310
27,400	Whole Foods Market, Inc.	1,285,882	28,700	Cephalon, Inc. #*	2,020,767

	Total Consumer Staples	4,497,948	44,400	Covance, Inc. #	2,615,604

			79,350	Coventry Health Care, Inc. #	3,971,468
			150,600	Cubist Pharmaceuticals, Inc. #*	2,727,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

98

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Health Care — continued			114,800	Monster Worldwide, Inc. #	$5,354,272
69,907	Dade Behring Holdings, Inc.	$2,782,998	112,900	Precision Castparts Corporation	8,837,812
30,250	DaVita, Inc. #	1,720,620	60,400	Robert Half International, Inc.	2,242,048
98,000	Dentsply International, Inc.	2,925,300	26,100	Rockwell Automation, Inc. *	1,594,188
114,100	Endo Pharmaceutical		54,200	Roper Industries, Inc. *	2,723,008
	Holdings, Inc. #*	3,146,878	37,000	Spirit Aerosystems
57,800	Forest Laboratories, Inc. #	2,924,680		Holdings, Inc. #	1,238,390
86,000	Foxhollow Technologies, Inc. #	1,855,880	71,500	Stericycle, Inc. #*	5,398,250
139,800	Gen-Probe, Inc. #	7,321,326	54,200	Textron, Inc.	5,082,334
66,300	Genzyme Corporation #	4,082,754	89,200	URS Corporation #	3,822,220
43,500	Haemonetics Corporation #*	1,958,370	130,500	US Airways Group, Inc. #*	7,027,425
71,000	Hologic, Inc. #	3,356,880	85,400	UTI Worldwide, Inc. *	2,553,460

61,400	Hospira, Inc. #	2,061,812		Total Industrials	84,750,239

58,400	Intuitive Surgical, Inc. #*	5,600,560
98,200	Kyphon, Inc. #*	3,967,280	Information Technology (23.6%)
119,700	Mannkind Corporation #	1,973,853	107,900	Accenture, Ltd.	3,984,747
59,800	Manor Care, Inc. *	2,805,816	386,566	Activision, Inc. #*	6,664,398
100,000	Metabolix, Inc. #	1,894,000	191,564	Adobe Systems, Inc. #	7,877,112
143,300	NuVasive, Inc. #*	3,310,230	61,000	Akamai Technologies, Inc. #*	3,240,320
131,800	PDL BioPharma, Inc. #*	2,654,452	39,300	Alliance Data Systems
139,200	Pharmaceutical Product			Corporation #	2,455,071
	Development, Inc.	4,485,024	86,300	Amdocs, Ltd. #	3,344,125
38,000	Psychiatric Solutions, Inc. #*	1,425,760	48,500	Amphenol Corporation	3,010,880
29,000	Quest Diagnostics, Inc.	1,537,000	225,200	aQuantive, Inc. #*	5,553,432
43,500	ResMed, Inc. #*	2,141,070	40,300	Baidu.com, Inc. #	4,542,616
189,900	St. Jude Medical, Inc. #	6,942,744	341,400	BEA Systems, Inc. #	4,294,812
187,800	Thermo Electron Corporation #	8,505,462	297,800	Cadence Design Systems, Inc. #*	5,333,598
34,200	Varian Medical Systems, Inc. #	1,626,894	95,400	CIENA Corporation #*	2,643,534
163,000	VCA Antech, Inc. #	5,246,970	69,800	Citrix Systems, Inc. #	1,888,090
64,800	Vertex Pharmaceuticals, Inc. #*	2,424,816	291,700	CNET Networks, Inc. #*	2,651,553

	Total Health Care	121,467,419	91,700	Cogent, Inc. #*	1,009,617

			72,150	Cognizant Technology Solutions
Industrials (13.0%)				Corporation #	5,567,094
120,200	American Reprographics		103,200	Cree, Inc. #*	1,787,424
	Company #*	4,003,862	57,100	F5 Networks, Inc. #	4,237,391
47,800	C.H. Robinson Worldwide, Inc. *	1,954,542	76,800	FormFactor, Inc. #*	2,860,800
38,300	Corporate Executive Board		55,150	Hyperion Solutions
	Company *	3,358,910		Corporation #	1,982,091
51,020	Expeditors International of		332,000	Integrated Device
	Washington, Inc.	2,066,310		Technology, Inc. #	5,139,360
15,900	First Solar, Inc. #*	473,820	191,500	Intersil Corporation *	4,580,680
87,900	Flowserve Corporation #	4,436,313	220,263	JDS Uniphase Corporation #*	3,669,573
96,800	Foster Wheeler, Ltd. #*	5,337,552	229,546	Juniper Networks, Inc. #*	4,347,601
84,100	Huron Consulting Group, Inc. #	3,813,094	88,540	KLA-Tencor Corporation *	4,404,865
72,800	ITT Corporation	4,136,496	135,500	L-1 Identity Solutions, Inc. #*	2,050,115
41,600	Jacobs Engineering Group, Inc. #	3,392,064	290,100	Lawson Software, Inc. #*	2,143,839
74,650	Joy Global, Inc.	3,608,581	290,300	Marvell Technology
85,200	Mobile Mini, Inc. #*	2,295,288		Group, Ltd. #	5,570,857

The accompanying Notes to Financial Statements are an integral part of this schedule.

99

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.7%)	Value	Shares	Common Stock (96.7%)	Value

Information Technology — continued			Telecommunications Services (6.9%)
114,200	McAfee, Inc. #	$3,240,996	69,542	American Tower Corporation #*	$2,592,526
149,300	NAVTEQ Corporation #*	5,221,021	256,000	Broadwing Corporation #*	3,998,720
127,100	Network Appliance, Inc. #	4,992,488	73,900	Crown Castle International
196,400	Nuance Communications, Inc. #*	2,250,744		Corporation #*	2,386,970
88,700	NVIDIA Corporation #	3,282,787	218,200	Dobson Communications
114,100	Oplink Communications, Inc. #*	2,345,896		Corporation #	1,900,522
429,300	Powerwave Technologies, Inc. #*	2,768,985	41,100	Embarq Corporation	2,160,216
94,400	SunPower Corporation #*	3,508,848	675,700	Level 3 Communications, Inc. #*	3,783,920
159,700	Symantec Corporation #	3,329,745	133,400	NeuStar, Inc. #*	4,327,496
222,800	Tellabs, Inc. #	2,285,928	121,200	NII Holdings, Inc. #*	7,810,128
87,200	Tessera Technologies, Inc. #*	3,517,648	86,700	Rogers Communications, Inc.	5,167,320
84,400	Varian Semiconductor Equipment		201,000	SBA Communications
	Associates, Inc. #	3,841,888		Corporation #*	5,527,500
221,800	Western Digital Corporation #	4,538,028	288,100	Time Warner Telecom, Inc. #*	5,741,833

115,000	Xilinx, Inc.	2,738,150		Total Telecommunications

	Total Information			Services	45,397,151

	Technology	154,698,747

				Total Common Stock
Materials (4.5%)				(cost $558,441,569)	632,916,947

27,200	Allegheny Technologies, Inc. *	2,466,496
134,500	Ball Corporation	5,864,200
162,800	Bemis Company, Inc.	5,531,944
99,500	Celanese Corporation	2,575,060
61,700	Freeport-McMoRan
	Copper & Gold, Inc. *	3,438,541
116,500	Mosaic Company #*	2,488,440
118,600	Praxair, Inc. *	7,036,538

	Total Materials	29,401,219

The accompanying Notes to Financial Statements are an integral part of this schedule.

100

Mid Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.5%)	Rate (+)	Date	Value

167,243,834	Thrivent Financial Securities Lending Trust	5.280%	N/A	$167,243,834

	Total Collateral Held for Securities Loaned
	(cost $167,243,834)			167,243,834

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.4%)	Rate (+)	Date	Value

$2,500,000	Alcon Capital Corporation	5.300%	1/9/2007	$2,497,056
4,025,000	Old Line Funding, LLC	5.300	1/2/2007	4,024,407
15,615,862	Thrivent Money Market Portfolio	5.080	N/A	15,615,862

	Total Short-Term Investments (at amortized cost)			22,137,325

	Total Investments (cost $747,822,728) 125.6%			$822,298,106

	Other Assets and Liabilities, Net (25.6%)			(167,417,210)

	Total Net Assets 100.0%			$654,880,896

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$92,702,674
Gross unrealized depreciation	(18,559,437)

Net unrealized appreciation (depreciation)	$74,143,237
Cost for federal income tax purposes	$748,154,869

The accompanying Notes to Financial Statements are an integral part of this schedule.

101

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Consumer Discretionary (15.1%)			Energy (6.3%)
2,000	Abercrombie & Fitch Company	$139,260	2,800	Baker Hughes, Inc. *	$209,048
1,700	Children’s Place Retail		5,900	Cameron International
	Stores, Inc. #*	107,984		Corporation #	312,995
4,500	Chipotle Mexican Grill, Inc. #*	256,500	3,700	Diamond Offshore Drilling, Inc. *	295,778
9,800	Circuit City Stores, Inc. *	186,004	2,600	National Oilwell Varco, Inc. #	159,068
1,500	Clear Channel Outdoor		6,100	Peabody Energy Corporation	246,501
	Holdings, Inc. #*	41,865	6,200	Range Resources Corporation	170,252
9,900	Coldwater Creek, Inc. #*	242,748	5,800	Southwestern Energy Company #	203,290
8,700	DeVry, Inc. *	243,600	4,100	Toreador Resources Corporation #*	105,657
2,315	DSW, Inc. #*	89,290	2,300	Ultra Petroleum Corporation #	109,825
1	Expedia, Inc. #	18	3,933	XTO Energy, Inc.	185,048

6,900	Federated Department			Total Energy	1,997,462

	Stores, Inc. *	263,097
1,900	Focus Media Holding, Ltd. ADR #*	126,141	Financials (8.1%)
3,400	Harrah’s Entertainment, Inc.	281,248	1,690	Affiliated Managers Group, Inc. #*	177,670
5,800	Hilton Hotels Corporation	202,420	2,600	AllianceBernstein Holding, LP *	209,040
1	IAC InterActiveCorp #	32	5,200	Assurant, Inc. *	287,300
3,300	Iconix Brand Group, Inc. #*	63,987	500	Chicago Mercantile Exchange
8,790	International Game Technology	406,098		Holdings, Inc.	254,875
4,600	ITT Educational Services, Inc. #	305,302	12,700	E*TRADE Financial Corporation #	284,734
400	Melco PBL Entertainment		5,200	East West Bancorp, Inc. *	184,184
	Macau, Ltd. ADR #*	8,504	3,800	Lazard, Ltd.	179,892
8,800	Quiksilver, Inc. #*	138,600	2,695	Legg Mason, Inc.	256,160
5,400	Shuffle Master, Inc. #*	141,480	6,600	Nasdaq Stock Market, Inc. #*	203,214
7,800	Staples, Inc.	208,260	3,800	PartnerRe, Ltd. *	269,914
1,200	Starwood Hotels & Resorts		3,600	Portfolio Recovery
	Worldwide, Inc.	75,000		Associates, Inc. #*	168,084
11,000	Texas Roadhouse, Inc. #*	145,860	2,300	T. Rowe Price Group, Inc.	100,671

4,000	Tween Brands, Inc. #*	159,720		Total Financials	2,575,738

2,500	Under Armour, Inc. #*	126,125
11,400	Urban Outfitters, Inc. #*	262,542	Health Care (18.7%)
6,900	VistaPrint, Ltd. #*	228,459	7,900	Advanced Medical Optics, Inc. #*	278,080
4,000	Volcom, Inc. #	118,280	7,500	Affymetrix, Inc. #*	172,950
1,400	Wynn Resorts, Ltd. *	131,390	900	Allergan, Inc.	107,766
7,000	XM Satellite Radio		4,500	Amylin Pharmaceuticals, Inc. #*	162,315
	Holdings, Inc. #*	101,150	8,000	BioMarin Pharmaceutical, Inc. #*	131,120

	Total Consumer		1,100	C.R. Bard, Inc.	91,267
	Discretionary	4,800,964	1,400	Cephalon, Inc. #*	98,574

			2,200	Covance, Inc. #	129,602
Consumer Staples (0.7%)			3,850	Coventry Health Care, Inc. #	192,692
7,700	Coca-Cola Enterprises, Inc. *	157,234	7,400	Cubist Pharmaceuticals, Inc. #*	134,014
1,300	Whole Foods Market, Inc.	61,009	3,412	Dade Behring Holdings, Inc.	135,832

	Total Consumer Staples	218,243	1,450	DaVita, Inc. #	82,476

			4,800	Dentsply International, Inc.	143,280

The accompanying Notes to Financial Statements are an integral part of this schedule.

102

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Health Care — continued			5,400	Precision Castparts Corporation	$422,711
5,600	Endo Pharmaceutical		3,000	Robert Half International, Inc.	111,360
	Holdings, Inc. #	$154,448	1,250	Rockwell Automation, Inc.	76,350
2,800	Forest Laboratories, Inc. #*	141,680	2,600	Roper Industries, Inc. *	130,624
4,100	Foxhollow Technologies, Inc. #*	88,478	1,800	Spirit Aerosystems
6,800	Gen-Probe, Inc. #*	356,116		Holdings, Inc. #	60,246
3,240	Genzyme Corporation #	199,519	3,500	Stericycle, Inc. #	264,250
2,200	Haemonetics Corporation #*	99,044	2,600	Textron, Inc. *	243,802
3,400	Hologic, Inc. #*	160,752	4,300	URS Corporation #	184,255
3,000	Hospira, Inc. #*	100,740	6,300	US Airways Group, Inc. #*	339,255
2,800	Intuitive Surgical, Inc. #*	268,520	4,100	UTI Worldwide, Inc. *	122,590

4,800	Kyphon, Inc. #*	193,920		Total Industrials	4,109,736

5,800	Mannkind Corporation #	95,642
2,900	Manor Care, Inc. *	136,068	Information Technology (23.8%)
4,950	Metabolix, Inc. #*	93,753	5,300	Accenture, Ltd.	195,729
7,000	NuVasive, Inc. #*	161,700	18,666	Activision, Inc. #*	321,802
6,500	PDL BioPharma, Inc. #*	130,910	9,346	Adobe Systems, Inc. #*	384,308
6,800	Pharmaceutical Product		3,000	Akamai Technologies, Inc. #*	159,360
	Development, Inc.	219,096	1,920	Alliance Data Systems
1,900	Psychiatric Solutions, Inc. #*	71,288		Corporation #*	119,942
1,400	Quest Diagnostics, Inc.	74,200	4,200	Amdocs, Ltd. #	162,750
2,100	ResMed, Inc. #*	103,362	2,380	Amphenol Corporation	147,750
9,200	St. Jude Medical, Inc. #	336,352	11,000	aQuantive, Inc. #*	271,260
9,160	Thermo Electron Corporation #	414,856	1,950	Baidu.com, Inc. #	219,804
1,700	Varian Medical Systems, Inc. #	80,869	16,700	BEA Systems, Inc. #	210,086
8,000	VCA Antech, Inc. #	257,520	14,600	Cadence Design Systems, Inc. #*	261,486
3,200	Vertex Pharmaceuticals, Inc. #*	119,744	4,700	CIENA Corporation #*	130,237

	Total Health Care	5,918,545	3,400	Citrix Systems, Inc. #*	91,970

			14,300	CNET Networks, Inc. #*	129,987
Industrials (12.9%)			4,500	Cogent, Inc. #*	49,545
5,800	American Reprographics		3,500	Cognizant Technology Solutions
	Company #*	193,198		Corporation #*	270,060
2,400	C.H. Robinson Worldwide, Inc. *	98,136	5,000	Cree, Inc. #*	86,600
1,850	Corporate Executive Board		2,800	F5 Networks, Inc. #	207,788
	Company *	162,245	3,800	FormFactor, Inc. #*	141,550
2,500	Expeditors International of		2,650	Hyperion Solutions Corporation #*	95,241
	Washington, Inc.	101,250	16,300	Integrated Device
800	First Solar, Inc. #*	23,840		Technology, Inc. #	252,324
4,300	Flowserve Corporation #*	217,021	9,300	Intersil Corporation*	222,456
4,700	Foster Wheeler, Ltd. #*	259,158	10,788	JDS Uniphase Corporation #*	179,720
4,100	Huron Consulting Group, Inc. #*	185,894	11,125	Juniper Networks, Inc. #*	210,708
3,500	ITT Corporation	198,870	4,300	KLA-Tencor Corporation	213,925
2,000	Jacobs Engineering Group, Inc. #	163,080	6,700	L-1 Identity Solutions, Inc. #*	101,371
3,650	Joy Global, Inc.	176,441	14,100	Lawson Software, Inc. #*	104,199
4,300	Mobile Mini, Inc. #*	115,842	14,040	Marvell Technology Group, Ltd. #*	269,428
5,560	Monster Worldwide, Inc. #	259,318	5,600	McAfee, Inc. #	158,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

103

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.1%)	Value	Shares	Common Stock (97.1%)	Value

Information Technology — continued			Telecommunications Services (7.0%)
7,300	NAVTEQ Corporation #*	$255,281	3,380	American Tower Corporation #	$126,006
6,200	Network Appliance, Inc. #	243,536	12,600	Broadwing Corporation #*	196,812
9,600	Nuance Communications, Inc. #*	110,016	3,640	Crown Castle International
4,300	NVIDIA Corporation #	159,143		Corporation #*	117,572
5,500	Oplink Communications, Inc. #*	113,080	10,500	Dobson Communications
21,100	Powerwave Technologies, Inc. #*	136,095		Corporation #*	91,455
4,600	SunPower Corporation #*	170,982	2,000	Embarq Corporation	105,120
7,800	Symantec Corporation #	162,630	33,000	Level 3 Communications, Inc. #*	184,800
10,800	Tellabs, Inc. #	110,808	6,500	NeuStar, Inc. #*	210,860
4,200	Tessera Technologies, Inc. #*	169,428	5,900	NII Holdings, Inc. #*	380,196
4,100	Varian Semiconductor Equipment		4,200	Rogers Communications, Inc.	250,320
	Associates, Inc. #*	186,632	9,800	SBA Communications
10,800	Western Digital Corporation #	220,968		Corporation #*	269,500
5,600	Xilinx, Inc.	133,336	14,000	Time Warner Telecom, Inc. #*	279,020

	Total Information			Total Telecommunications
	Technology	7,542,249		Services	2,211,661

Materials (4.5%)				Total Common Stock
1,300	Allegheny Technologies, Inc.	117,884		(cost $26,249,054)	30,799,468

6,500	Ball Corporation	283,400
7,900	Bemis Company, Inc.	268,442
4,800	Celanese Corporation	124,224
3,000	Freeport-McMoRan
	Copper & Gold, Inc. *	167,190
5,600	Mosaic Company #*	119,616
5,800	Praxair, Inc. *	344,114

	Total Materials	1,424,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

104

Mid Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.2%)	Rate (+)	Date	Value

7,986,841	Thrivent Financial Securities Lending Trust	5.280%	N/A	$7,986,841

	Total Collateral Held for Securities Loaned
	(cost $7,986,841)			7,986,841

		Interest	Maturity
Shares	Short-Term Investments (2.9%)	Rate (+)	Date	Value

915,783	Thrivent Money Market Portfolio	5.080%	N/A	$915,783

	Total Short-Term Investments (at amortized cost)			915,783

	Total Investments (cost $35,151,678) 125.2%			$39,702,092

	Other Assets and Liabilities, Net (25.2%)			(7,997,894)

	Total Net Assets 100.0%			$31,704,198

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$5,130,394
Gross unrealized depreciation	(661,313)

Net unrealized appreciation (depreciation)	$4,469,081
Cost for federal income tax purposes	$35,233,011

The accompanying Notes to Financial Statements are an integral part of this schedule.

105

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Consumer Discretionary (10.4%)			8,752	Developers Diversified Realty
11,180	Autoliv, Inc.	$674,154		Corporation *	$550,938
5,903	Boyd Gaming Corporation	267,465	5,541	E*TRADE Financial Corporation #	124,229
76,486	Charter Communications, Inc. #*	234,047	6,795	Eaton Vance Corporation	224,303
4,649	Dow Jones & Company, Inc. *	176,662	12,446	Equity Office Properties Trust	599,524
6,212	Harrah’s Entertainment, Inc.	513,857	7,501	Equity Residential REIT	380,676
17,744	J.C. Penney Company, Inc.		6,737	Everest Re Group, Ltd.	660,967
	(Holding Company)	1,372,676	5,110	First Horizon National
6,276	Lamar Advertising Company #*	410,388		Corporation *	213,496
14,209	Lennar Corporation	745,404	5,140	Home Properties, Inc.	304,648
28,847	Newell Rubbermaid, Inc.	835,121	32,822	Hudson City Bancorp, Inc.	455,569
7,790	Ross Stores, Inc.	228,247	9,174	iStar Financial, Inc.	438,701
7,781	Williams-Sonoma, Inc. *	244,635	33,952	KeyCorp	1,291,195

	Total Consumer		3,918	Lazard, Ltd.	185,478
	Discretionary	5,702,656	10,131	Liberty Property Trust *	497,837

			6,324	Lincoln National Corporation	419,914
Consumer Staples (4.6%)			3,982	M&T Bank Corporation *	486,441
9,698	Clorox Company	622,127	8,370	Mack-Cali Realty Corporation	426,870
4,255	Pepsi Bottling Group, Inc.	131,522	4,130	MGIC Investment Corporation *	258,290
12,842	Safeway, Inc.	443,820	9,606	Northern Trust Corporation	582,988
16,773	Smithfield Foods, Inc. #	430,395	8,442	PartnerRe, Ltd. *	599,635
25,239	SUPERVALU, Inc.	902,294	6,964	PMI Group, Inc. *	328,492

	Total Consumer Staples	2,530,158	10	Radian Group, Inc.	539

			4,468	RenaissanceRe Holdings, Ltd.	268,080
Energy (9.9%)			2,682	Torchmark Corporation	171,004
12,719	BJ Services Company	372,921	5,540	Webster Financial Corporation	269,909
19,127	EOG Resources, Inc.	1,194,481	8,366	Zions Bancorporation	689,693

55,132	Range Resources Corporation	1,513,925		Total Financials	15,855,714

19,753	Ultra Petroleum Corporation #*	943,206
3,190	W-H Energy Services, Inc. #	155,321	Health Care (5.3%)
48,811	Williams Companies, Inc.	1,274,943	11,049	Charles River Laboratories

	Total Energy	5,454,797		International, Inc. #	477,869

			8,200	Coventry Health Care, Inc. #	410,410
Financials (28.9%)			10,859	Health Net, Inc. #	528,399
14,324	Ambac Financial Group, Inc.	1,275,839	23,302	IMS Health, Inc.	640,339
6,380	American Capital		16,111	MedImmune, Inc. #*	521,513
	Strategies, Ltd. *	295,139	15,886	PerkinElmer, Inc.	353,146

12,729	Apartment Investment &			Total Health Care	2,931,676

	Management Company	713,079
5,581	Assurant, Inc.	308,350	Industrials (8.1%)
5,421	Bear Stearns Companies, Inc.	882,430	5,391	Alliant Techsystems, Inc. #*	421,522
13,137	Brandywine Realty Trust	436,805	73,507	Allied Waste Industries, Inc. #	903,401
15,881	CIT Group, Inc.	885,683	6,622	American Standard
5,109	City National Corporation	363,761		Companies, Inc.	303,619
5,478	Commerce Bancshares, Inc. *	265,212	3,284	Carlisle Companies, Inc.	257,794
			7,061	Cooper Industries, Ltd.	638,526

The accompanying Notes to Financial Statements are an integral part of this schedule.

106

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (94.3%)	Value	Shares	Common Stock (94.3%)	Value

Industrials — continued			Telecommunications Services (0.8%)
16,036	Norfolk Southern Corporation	$806,450	8,952	Embarq Corporation	$470,517

9,759	Republic Services, Inc.	396,899		Total Telecommunications
8,905	Rockwell Collins, Inc.	563,597		Services	470,517

5,987	Swift Transportation
	Company, Inc. #	157,278	Utilities (13.8%)

	Total Industrials	4,449,086	8,786	AGL Resources, Inc.	341,863

			9,720	CMS Energy Corporation #	162,324
Information Technology (7.4%)			34,428	DPL, Inc. *	956,410
57,327	Activision, Inc. #	988,317	23,245	Edison International, Inc.	1,057,183
15,050	Amphenol Corporation	934,304	18,067	Entergy Corporation	1,667,945
9,581	Avnet, Inc. #	244,603	5,839	FirstEnergy Corporation	351,566
53,362	BearingPoint, Inc. #*	419,959	9,879	Northeast Utilities Service
13,295	National Semiconductor			Company	278,193
	Corporation	301,796	25,778	PG&E Corporation	1,220,073
31,499	Seagate Technology *	834,724	29,095	PPL Corporation	1,042,765
9,196	Tessera Technologies, Inc. #*	370,967	2,367	Sierra Pacific Resources #	39,837

	Total Information		9,554	Wisconsin Energy Corporation	453,433

	Technology	4,094,670		Total Utilities	7,571,592

Materials (5.1%)				Total Common Stock
13,090	Agrium, Inc.	412,204		(cost $45,557,249)	51,845,360

1,880	Air Products and Chemicals, Inc.	132,126
9,660	Airgas, Inc.	391,423
1,903	Albemarle Corporation	136,635
5,120	Celanese Corporation	132,506
25,581	Commercial Metals Company	659,990
18,486	MeadWestvaco Corporation	555,689
16,467	Packaging Corporation of America	363,921

	Total Materials	2,784,494

The accompanying Notes to Financial Statements are an integral part of this schedule.

107

Partner Mid Cap Value Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (15.3%)	Rate (+)	Date	Value

8,384,904	Thrivent Financial Securities Lending Trust	5.280%	N/A	$8,384,904

	Total Collateral Held for Securities Loaned
	(cost $8,384,904)			8,384,904

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.2%)	Rate (+)	Date	Value

1,865,294	Thrivent Money Market Portfolio	5.080%	N/A	$1,865,294
$1,000,000	Windmill Funding Corporation	5.310	1/2/2007	999,852

	Total Short-Term Investments (at amortized cost)			2,865,146

	Total Investments (cost $56,807,299) 114.8%			$63,095,410

	Other Assets and Liabilities, Net (14.8%)			(8,150,076)

	Total Net Assets 100.0%			$54,945,334

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT – Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$6,417,446
Gross unrealized depreciation	(296,315)

Net unrealized appreciation (depreciation)	$6,121,131
Cost for federal income tax purposes	$56,974,279

The accompanying Notes to Financial Statements are an integral part of this schedule.

108

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Consumer Discretionary (12.9%)			Financials (16.1%)
28,100	Amazon.com, Inc. #*	$1,108,826	42,900	A.G. Edwards, Inc.	$2,715,141
79,900	Belo Corporation	1,468,562	14,650	Affiliated Managers
109,400	CBS Corporation	3,411,092		Group, Inc. #*	1,540,154
91,600	Clear Channel		24,100	American Capital
	Communications, Inc.	3,255,464		Strategies, Ltd. *	1,114,866
131,400	Goodyear Tire & Rubber		17,100	Assurant, Inc. *	944,775
	Company #*	2,758,086	14,300	Bear Stearns Companies, Inc.	2,327,754
64,200	Harman International		32,400	Brown & Brown, Inc. *	914,004
	Industries, Inc.	6,414,222	39,816	CapitalSource, Inc. *	1,087,375
23,500	International Game Technology	1,085,700	12,800	City National Corporation	911,360
220,900	Newell Rubbermaid, Inc.	6,395,055	77,500	Colonial BancGroup, Inc.	1,994,850
123,600	Royal Caribbean Cruises, Ltd.	5,114,568	27,100	Commerce Bancorp, Inc. *	955,817
272,500	Service Corporation		34,500	Cullen/Frost Bankers, Inc.	1,925,790
	International	2,793,125	117,100	E*TRADE Financial
115,900	Tupperware Corporation *	2,620,499		Corporation #	2,625,382
152,900	Viacom, Inc. #	6,273,487	76,700	Endurance Specialty
4,500	Washington Post Company	3,355,200		Holdings, Ltd.	2,805,686
24,800	WMS Industries, Inc. #*	864,528	28,200	Everest Re Group, Ltd.	2,766,702

	Total Consumer		68,033	Fidelity National Financial, Inc.	1,624,628
	Discretionary	46,918,414	35,400	General Growth Properties, Inc.	1,848,942

			193,000	HCC Insurance Holdings, Inc. *	6,193,370
Consumer Staples (9.7%)			24,200	Investors Financial Services
41,500	Alberto-Culver Company	890,175		Corporation *	1,032,614
48,000	Avon Products, Inc.	1,585,920	28,600	Leucadia National Corporation *	806,520
89,200	Clorox Company	5,722,180	81,600	Nationwide Health
86,400	Coca-Cola Enterprises, Inc. *	1,764,288		Properties, Inc.	2,465,952
183,700	Constellation Brands, Inc. #	5,330,974	126,800	New York Community
202,000	Flowers Foods, Inc. *	5,451,980		Bancorp, Inc. *	2,041,480
110,500	Hershey Company *	5,502,900	61,900	Old Republic International
48,100	Hormel Foods Corporation *	1,796,054		Corporation	1,441,032
160,100	Kroger Company	3,693,507	39,900	PartnerRe, Ltd. *	2,834,097
117,300	Pepsi Bottling Group, Inc.	3,625,743	41,500	Philadelphia Consolidated

	Total Consumer Staples	35,363,721		Holding Corporation #	1,849,240

			32,300	PMI Group, Inc.	1,523,591
Energy (0.7%)			17,500	Radian Group, Inc.	943,425
11,300	FMC Technologies, Inc. #	696,419	44,700	Rayonier, Inc. REIT	1,834,935
15,200	Noble Corporation	1,157,480	17,000	SEI Investments Company	1,012,520
15,400	XTO Energy, Inc.	724,570	124,100	U-Store-It Trust *	2,550,255

	Total Energy	2,578,469	60,400	W.R. Berkley Corporation	2,084,404

			35,900	Westamerica Bancorporation *	1,817,617

				Total Financials	58,534,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

109

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Health Care (11.9%)			Information Technology (17.8%)
24,300	Advanced Medical Optics, Inc. #*	$855,360	67,300	ADTRAN, Inc.	$1,527,710
27,600	Aetna, Inc.	1,191,768	101,500	Advanced Micro Devices, Inc. #*	2,065,525
40,800	Affymetrix, Inc. #*	940,848	134,300	Alcatel-Lucent ADR	1,909,746
69,200	Applera Corporation		20,200	Alliance Data Systems
	(Celera Group) #	968,108		Corporation #	1,261,894
30,500	Beckman Coulter, Inc. *	1,823,900	29,400	Amphenol Corporation	1,825,152
27,200	C.R. Bard, Inc.	2,256,784	76,000	Arrow Electronics, Inc. #	2,397,800
18,100	Cephalon, Inc. #*	1,274,421	365,100	Brocade Communications #*	2,997,471
39,700	Cooper Companies, Inc. *	1,766,650	30,600	CACI International, Inc. #	1,728,900
70,300	Cytyc Corporation #	1,989,490	72,000	Cadence Design Systems, Inc. #	1,289,520
43,506	Dade Behring Holdings, Inc.	1,731,974	29,000	CDW Corporation *	2,039,280
31,700	Henry Schein, Inc. #	1,552,666	44,100	CheckFree Corporation #	1,771,056
34,000	Hospira, Inc. #	1,141,720	262,300	Compuware Corporation #	2,184,959
110,100	Human Genome		23,800	Diebold, Inc.	1,109,080
	Sciences, Inc. #*	1,369,644	70,900	Electronic Data Systems
73,500	IMS Health, Inc.	2,019,780		Corporation	1,953,295
17,800	Invitrogen Corporation #*	1,007,302	34,945	Fidelity National Information
53,200	LifePoint Hospitals, Inc. #	1,792,840		Services, Inc.	1,400,945
44,500	Lincare Holdings, Inc. #	1,772,880	24,800	FormFactor, Inc. #	923,800
46,000	Omnicare, Inc. *	1,776,980	79,000	Integrated Device
54,200	Quest Diagnostics, Inc.	2,872,600		Technology, Inc. #	1,222,920
29,400	ResMed, Inc. #*	1,447,068	46,100	International Rectifier
32,600	Sepracor, Inc. #*	2,007,508		Corporation #*	1,776,233
19,600	Shire Pharmaceuticals Group plc	1,210,496	80,800	Intersil Corporation	1,932,736
28,900	Sierra Health Services, Inc. #	1,041,556	114,300	Juniper Networks, Inc. #	2,164,842
63,200	St. Jude Medical, Inc. #	2,310,592	22,300	Lam Research Corporation #	1,128,826
20,100	Universal Health Services, Inc.	1,114,143	96,700	Marvell Technology
23,100	Varian Medical Systems, Inc. #	1,098,867		Group, Ltd. #	1,855,673
46,600	Vertex Pharmaceuticals, Inc. #	1,743,772	28,100	MEMC Electronic
26,600	WebMD Health Corporation #*	1,064,532		Materials, Inc. #	1,099,834

	Total Health Care	43,144,249	35,600	MoneyGram International, Inc.	1,116,416

			44,700	NAVTEQ Corporation #*	1,563,159
Industrials (4.6%)			23,700	NDS Group plc ADR #	1,144,473
79,800	ChoicePoint, Inc. #	3,142,524	47,200	NVIDIA Corporation #	1,746,872
136,900	Cintas Corporation	5,436,299	37,600	Paychex, Inc.	1,486,704
108,600	Laidlaw International, Inc.	3,304,698	49,900	Red Hat, Inc. #*	1,147,700
35,500	Republic Services, Inc.	1,443,785	24,400	Salesforce.com, Inc. #*	889,380
29,800	Stericycle, Inc. #*	2,249,900	250,100	STATS ChipPAC, Ltd. #*	1,920,768
29,100	Waste Management, Inc.	1,070,007	76,100	Sybase, Inc. #	1,879,670

	Total Industrials	16,647,213	49,000	Synopsys, Inc. #	1,309,770

			175,700	Tellabs, Inc. #	1,802,682

The accompanying Notes to Financial Statements are an integral part of this schedule.

110

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (94.0%)	Value	Shares	Common Stock (94.0%)	Value

Information Technology — continued			Utilities (6.3%)
71,400	Varian Semiconductor Equipment		31,800	AGL Resources, Inc.	$1,237,338
	Associates, Inc. #	$3,250,128	37,900	Alliant Energy Corporation	1,431,483
81,900	Vishay Intertechnology, Inc. #	1,108,926	108,700	Aqua America, Inc. *	2,476,186
78,500	Western Digital Corporation #	1,606,110	309,500	CMS Energy Corporation #	5,168,650
238,000	Wind River Systems, Inc. #	2,439,500	38,700	Northeast Utilities Service
41,000	Xilinx, Inc.	976,210		Company	1,089,792

	Total Information		29,900	Pepco Holdings, Inc.	777,699
	Technology	64,955,665	121,000	PPL Corporation	4,336,640

			49,200	SCANA Corporation	1,998,504
Materials (12.8%)			45,100	Vectren Corporation	1,275,428
178,600	Ball Corporation	7,786,960	44,700	WGL Holdings, Inc.	1,456,326
220,400	Bemis Company, Inc.	7,489,192	38,100	Wisconsin Energy Corporation	1,808,226

396,600	Crown Holdings, Inc. #	8,296,872		Total Utilities	23,056,272

163,700	Lubrizol Corporation	8,206,281

454,900	Owens-Illinois, Inc. #	8,392,906		Total Common Stock
60,200	Sealed Air Corporation	3,908,184		(cost $314,494,430)	342,217,641

60,400	Silgan Holdings, Inc.	2,652,768

	Total Materials	46,733,163

Telecommunications Services (1.2%)
321,700	Cincinnati Bell, Inc. #	1,470,169
43,700	NII Holdings, Inc. #*	2,816,028

	Total Telecommunications
	Services	4,286,197

The accompanying Notes to Financial Statements are an integral part of this schedule.

111

Mid Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (14.9%)	Rate (+)	Date	Value

54,041,178	Thrivent Financial Securities Lending Trust	5.280%	N/A	$54,041,178

	Total Collateral Held for Securities Loaned
	(cost $54,041,178)			54,041,178

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (5.5%)	Rate (+)	Date	Value

$7,110,000	Greenwich Capital	5.290%	1/2/2007	$7,108,955
12,904,934	Thrivent Money Market Portfolio	5.080	N/A	12,904,934

	Total Short-Term Investments (at amortized cost)			20,013,889

	Total Investments (cost $388,549,497) 114.4%			$416,272,708

	Other Assets and Liabilities, Net (14.4%)			(52,430,615)

	Total Net Assets 100.0%			$363,842,093

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$31,604,077
Gross unrealized depreciation	(4,700,970)

Net unrealized appreciation (depreciation)	$26,903,107
Cost for federal income tax purposes	$389,369,601

The accompanying Notes to Financial Statements are an integral part of this schedule.

112

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Discretionary (15.0%)			4,500	ITT Educational Services, Inc. #	$298,665
6,633	99 Cents Only Stores #*	$80,724	6,200	John Wiley and Sons, Inc.	238,514
12,380	Abercrombie & Fitch Company ‡	862,019	7,130	Laureate Education, Inc. #	346,732
14,700	Advance Auto Parts, Inc.	522,732	9,370	Lear Corporation	276,696
7,300	Aeropostale, Inc. #	225,351	6,590	Lee Enterprises, Inc.	204,685
28,080	American Eagle Outfitters, Inc. ‡	876,377	4,900	M.D.C. Holdings, Inc. *	279,545
8,400	American Greetings Corporation *	200,508	3,500	Media General, Inc.	130,095
10,150	AnnTaylor Stores Corporation #	333,326	4,760	Modine Manufacturing Company	119,143
10,500	Applebee’s International, Inc.	259,035	7,470	Mohawk Industries, Inc. #*	559,204
9,930	ArvinMeritor, Inc. *	181,024	15,900	O’Reilly Automotive, Inc. #*	509,754
1,780	Bandag, Inc. *	89,765	10,380	OSI Restaurant Partners, Inc. *	406,896
7,170	Barnes & Noble, Inc.	284,721	9,700	Pacific Sunwear of
5,500	Beazer Homes USA, Inc. *	258,555		California, Inc. #*	189,926
12,410	Belo Corporation *	228,096	9,200	Payless ShoeSource, Inc. #	301,944
3,630	Blyth, Inc.	75,322	19,000	PETsMART, Inc.	548,340
5,210	Bob Evans Farms, Inc.	178,286	8,600	Polo Ralph Lauren Corporation	667,876
8,300	Borders Group, Inc. *	185,505	13,310	Reader’s Digest Association, Inc.	222,277
8,060	BorgWarner, Inc.	475,701	6,400	Regis Corporation *	253,056
6,000	Boyd Gaming Corporation	271,860	9,800	Rent-A-Center, Inc. #	289,198
17,355	Brinker International, Inc.	523,427	19,560	Ross Stores, Inc.	573,108
8,660	Callaway Golf Company	124,791	8,300	Ruby Tuesday, Inc. *	227,752
13,300	Career Education Corporation #	329,574	5,900	Ryland Group, Inc. *	322,258
15,000	CarMax, Inc. #	804,450	19,450	Saks, Inc. *	346,599
5,290	Catalina Marketing Corporation *	145,475	3,710	Scholastic Corporation #	132,966
4,500	CBRL Group, Inc.	201,420	9,300	Scientific Games Corporation #*	281,139
17,300	Charming Shoppes, Inc. #	234,069	7,820	Sotheby’s Holdings, Inc.	242,576
11,000	Cheesecake Factory, Inc. #*	270,600	2,100	Strayer Education, Inc. *	222,705
24,600	Chico’s FAS, Inc. #*	508,974	4,900	Thor Industries, Inc. *	215,551
13,020	Claire’s Stores, Inc.	431,483	7,200	Timberland Company #	227,376
8,400	Coldwater Creek, Inc. #*	205,968	17,600	Toll Brothers, Inc. #*	567,248
12,100	Corinthian Colleges, Inc. #	164,923	8,500	Tupperware Corporation *	192,185
8,320	DeVry, Inc.	232,960	15,700	Urban Outfitters, Inc. #*	361,571
5,200	Dick’s Sporting Goods, Inc. #*	254,748	6,680	Valassis Communications, Inc. #	96,860
14,360	Dollar Tree Stores, Inc. #	432,236	800	Washington Post Company	596,480
4,100	Entercom Communications		9,970	Westwood One, Inc. *	70,388
	Corporation	115,538	15,680	Williams-Sonoma, Inc. *	492,979

21,800	Foot Locker, Inc.	478,074		Total Consumer
6,940	Furniture Brands			Discretionary	24,018,443

	International, Inc. *	112,636
10,600	GameStop Corporation #*	584,166	Consumer Staples (2.3%)
20,020	Gentex Corporation *	311,511	11,300	Alberto-Culver Company	242,385
13,500	Hanesbrands, Inc. #	318,870	9,040	BJ’s Wholesale Club, Inc. #	281,234
6,900	Harte-Hanks, Inc.	191,199	9,110	Church & Dwight Company, Inc. *	388,542
5,200	Hovnanian Enterprises, Inc. #*	176,280	7,950	Energizer Holdings, Inc. #	564,370
5,170	International Speedway		8,500	Hansen Natural Corporation #*	286,280
	Corporation	263,877	10,330	Hormel Foods Corporation	385,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

113

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Consumer Staples — continued			16,100	Brown & Brown, Inc.	$454,181
7,876	J.M. Smucker Company	$381,750	7,400	Cathay General Bancorp *	255,374
3,440	Lancaster Colony Corporation	152,426	5,620	City National Corporation	400,144
8,610	PepsiAmericas, Inc.	180,638	21,500	Colonial BancGroup, Inc.	553,410
5,110	Ruddick Corporation	141,802	8,400	Cullen/Frost Bankers, Inc.	468,888
13,900	Smithfield Foods, Inc. #*	356,674	15,200	Developers Diversified Realty
3,830	Tootsie Roll Industries, Inc. *	125,241		Corporation *	956,840
3,740	Universal Corporation	183,297	17,900	Eaton Vance Corporation	590,879

	Total Consumer Staples	3,670,361	9,110	Everest Re Group, Ltd.	893,782

			30,905	Fidelity National Financial, Inc.	738,011
Energy (7.3%)			13,500	First American Corporation *	549,180
19,900	Arch Coal, Inc. *	597,597	15,600	First Niagara Financial
15,560	Cameron International			Group, Inc.	231,816
	Corporation #	825,458	11,380	FirstMerit Corporation *	274,713
16,800	Denbury Resources, Inc. #	466,872	7,260	Greater Bay Bancorp	191,156
21,430	ENSCO International, Inc. *	1,072,786	7,070	Hanover Insurance Group, Inc.	345,016
9,600	FMC Technologies, Inc. #	591,648	15,550	HCC Insurance Holdings, Inc.	499,000
7,700	Forest Oil Corporation #	251,636	7,900	Highwoods Properties, Inc.	322,004
17,960	Grant Prideco, Inc. #	714,269	6,160	Horace Mann Educators
14,420	Hanover Compressor Company #*	272,394		Corporation	124,432
14,680	Helmerich & Payne, Inc.	359,220	12,500	Hospitality Properties Trust	594,125
18,100	Newfield Exploration Company #	831,695	9,900	IndyMac Bancorp, Inc. *	447,084
24,400	Noble Energy, Inc.	1,197,308	9,240	Investors Financial Services
4,100	Overseas Shipholding			Corporation *	394,271
	Group, Inc. *	230,830	14,100	Jefferies Group, Inc.	378,162
22,300	Patterson-UTI Energy, Inc.	518,029	22,770	Leucadia National Corporation *	642,114
17,200	Pioneer Natural Resources		12,800	Liberty Property Trust *	628,992
	Company	682,668	9,326	Longview Fibre Company	204,706
10,700	Plains Exploration & Production		10,100	Macerich Company	874,357
	Company #	508,571	8,900	Mack-Cali Realty Corporation	453,900
8,100	Pogo Producing Company *	392,364	17,580	Mercantile Bankshares
23,020	Pride International, Inc. #	690,600		Corporation	822,568
7,700	Quicksilver Resources, Inc. #*	281,743	5,100	Mercury General Corporation	268,923
23,600	Southwestern Energy Company #	827,180	14,600	New Plan Excel Realty Trust, Inc.	401,208
8,100	Tidewater, Inc. *	391,716	36,511	New York Community

	Total Energy	11,704,584		Bancorp, Inc. *	587,827

			11,000	Nuveen Investments	570,680
Financials (18.1%)			8,730	Ohio Casualty Corporation	260,241
10,620	A.G. Edwards, Inc.	672,140	32,350	Old Republic International
12,500	AMB Property Corporation ‡	732,625		Corporation	753,108
10,035	American Financial Group, Inc.	360,357	12,180	PMI Group, Inc.	574,531
16,190	AmeriCredit Corporation #	407,502	5,408	Potlatch Corporation *	236,970
13,700	Arthur J. Gallagher & Company *	404,835	9,870	Protective Life Corporation	468,825
18,393	Associated Banc-Corp	641,548	11,220	Radian Group, Inc.	604,870
12,070	Astoria Financial Corporation	364,031	12,725	Raymond James Financial, Inc.	385,695
7,000	Bank of Hawaii Corporation	377,650	10,908	Rayonier, Inc. REIT	447,773

The accompanying Notes to Financial Statements are an integral part of this schedule.

114

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Financials — continued			42,947	Millennium
9,700	Regency Centers Corporation	$758,249		Pharmaceuticals, Inc. #	$468,122
8,870	SEI Investments Company	528,297	17,020	Omnicare, Inc. *	657,483
7,500	StanCorp Financial Group, Inc.	337,875	5,000	Par Pharmaceutical
4,830	SVB Financial Group #*	225,175		Companies, Inc. #*	111,850
15,920	TCF Financial Corporation	436,526	16,160	PDL BioPharma, Inc. #*	325,462
18,900	United Dominion Realty		10,750	Perrigo Company	185,975
	Trust, Inc. *	600,831	14,400	Pharmaceutical Product
5,700	Unitrin, Inc.	285,627		Development, Inc.	463,968
23,675	W.R. Berkley Corporation	817,024	7,400	Psychiatric Solutions, Inc. #	277,648
11,740	Waddell & Reed Financial, Inc.	321,206	10,700	ResMed, Inc. #	526,654
12,427	Washington Federal, Inc.	292,407	15,350	Sepracor, Inc. #*	945,253
8,030	Webster Financial Corporation	391,222	9,200	STERIS Corporation	231,564
10,600	Weingarten Realty Investors *	488,766	5,500	Techne Corporation #	304,975
4,520	Westamerica Bancorporation *	228,848	12,300	Triad Hospitals, Inc. #	514,509
9,780	Wilmington Trust Corporation	412,423	7,600	Universal Health Services, Inc.	421,268

	Total Financials	28,934,920	13,010	Valeant Pharmaceuticals

				International *	224,292
Health Care (10.6%)			18,200	Varian Medical Systems, Inc. #	865,774
8,306	Advanced Medical Optics, Inc. #*	292,371	4,200	Varian, Inc. #	188,118
9,500	Affymetrix, Inc. #*	219,070	11,700	VCA Antech, Inc. #	376,623
5,970	Apria Healthcare Group, Inc. #	159,100	4,500	Ventana Medical Systems, Inc. #	193,635
8,730	Beckman Coulter, Inc. *	522,054	17,620	Vertex Pharmaceuticals, Inc. #*	659,340

8,500	Cephalon, Inc. #*	598,485		Total Health Care	16,935,411

9,300	Charles River Laboratories
	International, Inc. #	402,225	Industrials (15.5%)
13,300	Community Health		12,560	Adesa, Inc. ‡	348,540
	Systems, Inc. #	485,716	12,730	AGCO Corporation #*	393,866
8,910	Covance, Inc. #	524,888	12,700	AirTran Holdings, Inc. #*	149,098
15,800	Cytyc Corporation #	447,140	5,540	Alaska Air Group, Inc. #	218,830
21,280	Dentsply International, Inc.	635,208	6,160	Alexander & Baldwin, Inc. *	273,134
8,220	Edwards Lifesciences		4,600	Alliant Techsystems, Inc. #*	359,674
	Corporation #	386,669	14,770	AMETEK, Inc.	470,277
7,300	Gen-Probe, Inc. #	382,301	14,120	Avis Budget Group, Inc.	306,263
16,280	Health Net, Inc. #	792,185	3,420	Banta Corporation	124,488
12,400	Henry Schein, Inc. #	607,352	6,760	Brink’s Company	432,099
8,650	Hillenbrand Industries, Inc.	492,444	24,400	C.H. Robinson Worldwide, Inc.	997,716
5,200	Intuitive Surgical, Inc. #*	498,680	4,370	Carlisle Companies, Inc.	343,045
6,800	Invitrogen Corporation #*	384,812	11,186	ChoicePoint, Inc. #	440,505
8,000	LifePoint Hospitals, Inc. #	269,600	6,630	Con-way, Inc.	291,985
12,920	Lincare Holdings, Inc. #	514,733	9,900	Copart, Inc. #	297,000
4,600	Martek Biosciences		5,400	Corporate Executive Board
	Corporation #*	107,364		Company *	473,580
7,700	Medicis Pharmaceutical		7,200	Crane Company	263,808
	Corporation *	270,501	7,300	Deluxe Corporation *	183,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

115

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Industrials — continued			9,320	United Rentals, Inc. #*	$237,008
9,800	Donaldson Company, Inc.	$340,158	7,100	Werner Enterprises, Inc. *	124,108
5,700	DRS Technologies, Inc.	300,276	8,000	YRC Worldwide, Inc. #*	301,840

8,720	Dun & Bradstreet Corporation #	721,929		Total Industrials	24,773,814

29,840	Expeditors International of
	Washington, Inc.	1,208,520	Information Technology (15.0%)
17,560	Fastenal Company *	630,053	55,600	3Com Corporation #	228,516
6,700	Federal Signal Corporation	107,468	34,988	Activision, Inc. #*	603,193
8,130	Flowserve Corporation #	410,321	9,590	Acxiom Corporation	245,984
7,120	GATX Corporation	308,510	8,780	ADTRAN, Inc.	199,306
9,400	Graco, Inc.	372,428	3,000	Advent Software, Inc. #	105,870
4,760	Granite Construction, Inc.	239,523	9,300	Alliance Data Systems
5,850	Harsco Corporation	445,185		Corporation #	580,971
9,190	Herman Miller, Inc.	334,148	12,200	Amphenol Corporation	757,376
6,730	HNI Corporation	298,879	22,400	Andrew Corporation #	229,152
8,630	Hubbell, Inc.	390,162	17,070	Arrow Electronics, Inc. #	538,558
8,260	Jacobs Engineering Group, Inc. #	673,520	60,120	Atmel Corporation #	363,726
14,540	JB Hunt Transport Services, Inc.	301,996	17,920	Avnet, Inc. #	457,498
24,675	JetBlue Airways Corporation #	350,385	7,080	Avocent Corporation #	239,658
16,650	Joy Global, Inc.	804,861	16,900	BISYS Group, Inc. #	218,179
3,120	Kelly Services, Inc.	90,293	38,880	Cadence Design Systems, Inc. #‡	696,341
5,470	Kennametal, Inc.	321,910	8,470	CDW Corporation	595,610
5,840	Korn/Ferry International #	134,086	19,500	Ceridian Corporation #	545,610
6,000	Lincoln Electric Holdings, Inc. *	362,520	12,380	CheckFree Corporation #	497,181
11,870	Manpower, Inc.	889,419	8,350	CommScope, Inc. #*	254,508
4,400	Mine Safety Appliances		10,800	Cree, Inc. #*	187,056
	Company *	161,260	6,570	CSG Systems International, Inc. #	175,616
7,600	MSC Industrial Direct		20,160	Cypress Semiconductor
	Company, Inc.	297,540		Corporation #*	340,099
7,500	Navigant Consulting, Inc. #*	148,200	9,230	Diebold, Inc.	430,118
4,690	Nordson Corporation	233,703	7,710	DST Systems, Inc. #	482,877
10,300	Oshkosh Truck Corporation	498,726	5,670	Dycom Industries, Inc. #*	119,750
13,960	Pentair, Inc. *	438,344	5,600	F5 Networks, Inc. #	415,576
18,980	Precision Castparts Corporation	1,485,762	8,050	Fair Isaac Corporation	327,232
16,610	Quanta Services, Inc. #*	326,719	17,200	Fairchild Semiconductor
16,000	Republic Services, Inc.	650,720		International, Inc. #	289,132
4,332	Rollins, Inc. *	95,781	8,000	Gartner Group, Inc. #*	158,320
12,200	Roper Industries, Inc. *	612,928	18,800	Harris Corporation ‡	862,168
1,000	Sequa Corporation #*	115,060	4,810	Imation Corporation *	223,328
8,060	SPX Corporation *	492,950	19,500	Ingram Micro, Inc. #	397,995
6,200	Stericycle, Inc. #*	468,100	27,950	Integrated Device
7,560	Swift Transportation			Technology, Inc. #	432,666
	Company, Inc. #	198,601	10,050	International Rectifier
5,540	Teleflex, Inc.	357,662		Corporation #	387,226
7,300	Thomas & Betts Corporation #	345,144	19,300	Intersil Corporation	461,656
13,200	Timken Company	385,176	10,860	Jack Henry & Associates, Inc.	232,404
11,195	Trinity Industries, Inc. *	394,064	12,380	KEMET Corporation #*	90,374

The accompanying Notes to Financial Statements are an integral part of this schedule.

116

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)	Value

Information Technology — continued			33,800	Chemtura Corporation	$325,494
20,000	Lam Research Corporation #	$1,012,400	16,700	Commercial Metals Company	430,860
16,050	Lattice Semiconductor		5,860	Cytec Industries, Inc.	331,149
	Corporation #	104,004	6,100	Ferro Corporation	126,209
7,140	Macrovision Corporation #*	201,776	6,900	Florida Rock Industries, Inc. *	297,045
22,320	McAfee, Inc. #	633,442	5,300	FMC Corporation	405,715
22,700	McDATA Corporation #	125,985	6,380	Glatfelter Company	98,890
23,400	MEMC Electronic Materials, Inc. #	915,876	14,600	Louisiana-Pacific Corporation	314,338
11,570	Mentor Graphics Corporation #*	208,607	9,660	Lubrizol Corporation	484,256
7,950	Micrel, Inc. #*	85,701	29,640	Lyondell Chemical Company *	757,895
30,260	Microchip Technology, Inc.	989,502	6,420	Martin Marietta Materials, Inc. *	667,102
11,800	MoneyGram International, Inc.	370,048	2,880	Minerals Technologies, Inc. *	169,315
14,460	MPS Group, Inc. #	205,043	10,200	Olin Corporation	168,504
7,975	National Instruments Corporation	217,239	11,500	Packaging Corporation
5,790	Newport Corporation #	121,300		of America	254,150
14,600	Palm, Inc. #*	205,714	9,000	Reliance Steel & Aluminum
15,400	Parametric Technology			Company	354,420
	Corporation #	277,508	16,700	RPM International, Inc. *	348,863
6,640	Plantronics, Inc. *	140,768	6,500	Scotts Company	335,725
6,560	Plexus Corporation #	156,653	6,630	Sensient Technologies
12,420	Polycom, Inc. #	383,902		Corporation	163,098
18,260	Powerwave Technologies, Inc. #*	117,777	13,980	Sonoco Products Company	532,079
26,940	RF Micro Devices, Inc. #*	182,923	12,700	Steel Dynamics, Inc.	412,115
10,290	Semtech Corporation #	134,490	14,260	Valspar Corporation	394,146
7,600	Silicon Laboratories, Inc. #*	263,340	10,300	Worthington Industries, Inc. *	182,516

5,700	SRA International, Inc. #*	152,418		Total Materials	8,954,502

12,780	Sybase, Inc. #	315,666
19,780	Synopsys, Inc. #‡	528,719	Telecommunications Services (0.6%)
7,580	Tech Data Corporation #	287,055	34,710	Cincinnati Bell, Inc. #	158,625
5,220	Transaction Systems		14,620	Telephone and Data Systems, Inc.	794,305

	Architects, Inc. #	170,015		Total Telecommunications
19,252	TriQuint Semiconductor, Inc. #*	86,634		Services	952,930

14,900	UTStarcom, Inc. #*	130,375
13,700	ValueClick, Inc. #	323,731	Utilities (8.0%)
25,820	Vishay Intertechnology, Inc. #	349,603	11,080	AGL Resources, Inc.	431,123
31,100	Western Digital Corporation #	636,306	16,300	Alliant Energy Corporation ‡	615,651
10,650	Wind River Systems, Inc. #	109,162	18,466	Aqua America, Inc. *	420,655
9,900	Zebra Technologies		52,580	Aquila, Inc. #‡	247,126
	Corporation #*	344,421	4,800	Black Hills Corporation *	177,312

	Total Information		15,830	DPL, Inc. *	439,757
	Technology	23,858,933	12,400	Duquesne Light Holdings, Inc. *	246,140

			20,850	Energy East Corporation *	517,080
Materials (5.6%)			17,000	Equitable Resources, Inc.	709,750
10,890	Airgas, Inc.	441,263	11,350	Great Plains Energy, Inc. *	360,930
5,510	Albemarle Corporation	395,618	11,580	Hawaiian Electric Industries, Inc. *	314,397
7,840	Bowater, Inc. *	176,400	6,130	IDACORP, Inc. *	236,924
8,890	Cabot Corporation	387,337	25,325	MDU Resources Group, Inc.	649,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

117

Mid Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.0%)	Value	Shares	Common Stock (98.0%)		Value

Utilities — continued				31,000	Sierra Pacific Resources #	$521,730
11,600	National Fuel Gas Company *	$447,064		10,790	Vectren Corporation	305,141
21,570	Northeast Utilities Service			12,420	Westar Energy, Inc.	322,423
	Company	607,411		7,010	WGL Holdings, Inc.	228,386
15,140	NSTAR *	520,210		16,470	Wisconsin Energy Corporation	781,666
12,790	OGE Energy Corporation	511,600		6,200	WPS Resources Corporation *	334,986

15,500	ONEOK, Inc.	668,360		Total Utilities		12,727,036

26,843	Pepco Holdings, Inc.	698,186

10,575	PNM Resources, Inc.	328,882		Total Common Stock
16,460	Puget Energy, Inc.	417,426		(cost $116,683,934)		156,530,934

16,430	SCANA Corporation	667,387
				Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.8%)			Rate (+)	Date	Value

36,458,615	Thrivent Financial Securities Lending Trust			5.280%	N/A	$36,458,615

		Total Collateral Held for Securities Loaned
		(cost $36,458,615)				36,458,615

Shares or
Principal				Interest	Maturity
Amount	Short-Term Investments (2.2%)			Rate (+)	Date	Value

$300,000	Federal National Mortgage Association ‡			5.180%	2/7/2007	$298,412
3,207,536	Thrivent Money Market Portfolio			5.080	N/A	3,207,536

		Total Short-Term Investments (at amortized cost)				3,505,948

		Total Investments (cost $156,648,497) 123.0%				$196,495,497

		Other Assets and Liabilities, Net (23.0%)				(36,740,814)

		Total Net Assets 100.0%				$159,754,683

	Number of			Notional
	Contracts		Expiration	Principal		Unrealized
Futures	Long/(Short)		Date	Amount	Value	Gain/(Loss)

S&P 400 Mini-Futures	42		March 2007	$3,461,920	$3,407,460	($54,460)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2006, $298,412 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $5,453,297 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$42,181,789
Gross unrealized depreciation	(4,399,161)

Net unrealized appreciation (depreciation)	$37,782,628
Cost for federal income tax purposes	$158,712,869

The accompanying Notes to Financial Statements are an integral part of this schedule.

118

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.6%)	Value (^)	Shares	Common Stock (97.6%)	Value (^)

Australia (1.7%)			France (8.5%)
341,800	AMP, Ltd.	$2,715,461	116,828	Accor SA *	$9,033,198
316,400	Brambles, Ltd. #*	3,192,046	739,059	Axa SA *	29,790,434
256,000	Lend Lease Corporation, Ltd.	3,717,345	178,900	Carrefour SA *	10,827,110
1,501,000	Macquarie Infrastructure Group *	4,086,549	69,971	LVMH Moet Hennessy Louis
210,500	Rinker Group, Ltd.	2,980,131		Vuitton SA *	7,360,107
58,000	Rio Tinto, Ltd. *	3,376,594	40,824	Pernod Ricard SA *	9,358,589
495,900	Transurban Group *	2,977,553	34,437	Pinault-Printemps-Redoute SA *	5,134,227

	Total Australia	23,045,679	138,700	Schneider Electric SA *	15,349,143

			35,530	Societe Generale *	6,010,217
Austria (0.6%)			118,447	Societe Television Francaise 1 *	4,389,184
105,820	Erste Bank der oesterreichischen		114,102	Total SA *	8,209,937
	Sparkassen AG	8,101,795	111,700	Veolia Environnement *	8,518,098

	Total Austria	8,101,795		Total France	113,980,244

Belgium (1.1%)			Germany (5.5%)
114,310	InBev NV	7,520,907	268,400	Adidas AG *	13,366,788
55,980	KBC Groep NV	6,852,540	34,800	Deutsche Boerse AG	6,394,482
11,045	UCB SA	756,858	447,500	Deutsche Post AG-REG	13,470,069

	Total Belgium	15,130,305	50,259	Fresenius Medical Care

				AG & Company	6,683,638
Brazil (1.4%)			47,681	Hypo Real Estate Holding AG	2,991,655
52,400	Banco Itau Holding Financeira SA 1,898,320		193,900	Metro AG	12,331,641
143,300	Companhia Vale do Rio		98,442	Praktiker Bau- und
	Doce SP ADR	3,761,625		Heimwerkermaerkte Holding AG	3,510,829
66,500	Gol Linhas Aereas		148,100	Siemens AG	14,533,564

	Inteligentes SA ADR *	1,906,555		Total Germany	73,282,666

122,390	Petroleo Brasileiro SA ADR	11,441,017

	Total Brazil	19,007,517	Greece (1.3%)

			75,023	Cosmote Mobile
Cayman Islands (0.3%)				Telecommunications SA	2,213,783
649,000	Foxconn International		251,829	Hellenic Telecommunication
	Holdings, Ltd. #	2,116,753		Organization SA #	7,533,463
477,500	Kingboard Chemical		169,004	National Bank of Greece SA	7,751,341

	Holdings, Ltd.	1,875,051		Total Greece	17,498,587

	Total Cayman Islands	3,991,804

			Hong Kong (1.7%)
Denmark (0.5%)			2,118,000	China Overseas Land &
84,783	Novo Nordisk AS	7,059,714		Investment, Ltd. *	2,825,616

	Total Denmark	7,059,714	2,804,000	China Petroleum & Chemical

				Corporation	2,597,619
Finland (0.3%)			268,000	Hutchison Whampoa, Ltd.	2,717,022
225,982	Nokia Oyj	4,588,693	972,000	Shangri-La Asia, Ltd.	2,500,398

	Total Finland	4,588,693	1,062,600	Swire Pacific, Ltd.	11,394,149

				Total Hong Kong	22,034,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

119

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.6%)	Value (^)	Shares	Common Stock (97.6%)	Value (^)

Ireland (0.8%)			24,370	ORIX Corporation *	$7,067,108
333,596	Anglo Irish Bank		38,200	Otsuka Corporation *	3,876,186
	Corporation plc	$6,907,234	7,504	Rakuten, Inc. #*	3,495,402
99,188	CRH plc	4,123,909	1,439	Resona Holdings, Inc. *	3,925,550

	Total Ireland	11,031,143	97,900	Secom Company, Ltd.	5,068,721

			121,400	Sega Sammy Holdings, Inc. *	3,263,445
Italy (7.0%)			105,800	Seven & I Holdings
2,284,816	AEM SPA *	7,621,985		Company, Ltd.	3,289,852
1,090,318	Banca Intesa SPA *	7,940,065	69,600	Shin-Etsu Chemical
628,730	Banca Intesa SPA	4,841,702		Company, Ltd.	4,645,893
306,200	Banca Popolare di Milano Scarl *	5,294,924	33,200	SMC Corporation	4,698,606
227,200	Banco Popolare di Verona e		116,200	Sony Corporation *	4,976,292
	Novara Scrl *	6,508,488	947,900	Sumitomo Corporation	14,189,809
607,439	Eni SPA	20,429,867	906	Sumitomo Mitsui Financial
451,000	Finmeccanica SPA *	12,193,490		Group, Inc. *	9,276,108
160,500	Mediobanca SPA *	3,781,432	1,476,400	Sumitomo Trust and Banking
389,170	Saipem SPA	10,096,794		Company, Ltd.	15,458,513
1,768,700	UniCredito Italiano SPA *	15,460,250	54,950	T&D Holdings, Inc.	3,627,737

	Total Italy	94,168,997	245,000	Takeda Pharmaceutical

				Company, Ltd.	16,791,325
Japan (21.1%)			360,200	Toyota Motor Corporation	24,107,106
86,650	Aiful Corporation *	2,429,768	117,600	Ushio, Inc. *	2,414,558

675,400	Bridgestone Corporation *	15,072,341		Total Japan	283,486,481

61,700	Canon, Inc. *	3,473,720
75,300	Credit Saison Company, Ltd.	2,586,639	Luxembourg (0.6%)
244,000	Daito Trust Construction		306,700	SES Global SA *	5,450,038
	Company, Ltd.	11,201,445	43,900	Tenaris SA *	2,190,171

42,600	Fanuc, Ltd.	4,180,839		Total Luxembourg	7,640,209

260,500	Fuji Film Holdings Corporation	10,729,505
92,700	Honda Motor Company *	3,658,793	Mexico (1.6%)
111,700	Hoya Corporation	4,353,714	165,200	America Movil SA de CV ADR	7,470,344
104,400	IBIDEN Company, Ltd.	5,251,078	1,502,000	Grupo Financiero Banorte
90,800	JSR Corporation *	2,350,893		SA de CV *	5,872,858
21,800	Keyence Corporation *	5,381,092	87,900	Grupo Televisia SA ADR	2,374,179
141,600	Kyocera Corporation *	13,385,824	124,000	Telefonos de Mexico
66,700	Leopalace21 Corporation	2,130,637		SA de CV ADR	3,501,760
350,200	MARUI Company, Ltd. *	4,077,223	520,376	Wal-Mart de Mexico
274,600	Mitsubishi Corporation	5,159,393		SA de CV *	2,289,500

133,000	Mitsubishi Estate Company, Ltd.	3,436,636		Total Mexico	21,508,641

1,659	Mitsubishi UFJ Financial
	Group, Inc.	20,581,219	Netherlands (2.4%)
361,000	Mitsui Fudosan Company, Ltd.	8,795,479	334,900	ABN AMRO Holding NV	10,735,720
394,000	Mitsui Trust Holdings, Inc.	4,501,329	362,300	ING Groep NV	16,008,294
54,900	Nidec Corporation *	4,248,956	110,118	Royal Numico NV	5,912,956

647,800	Nikon Corporation *	14,199,705		Total Netherlands	32,656,970

42,600	Nitto Denko Corporation *	2,128,042

The accompanying Notes to Financial Statements are an integral part of this schedule.

120

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.6%)	Value (^)	Shares	Common Stock (97.6%)	Value (^)

Norway (0.6%)			Sweden (2.8%)
407,700	Telenor ASA	$7,639,713	486,000	Assa Abloy AB *	$10,544,368

	Total Norway	7,639,713	252,600	Atlas Copco AB	8,457,761

			31,400	Modern Times Group AB	2,057,227
Russia (0.3%)			3,994,600	Telefonaktiebolaget LM Ericsson	16,062,773

99,100	Halyk Savings Bank of			Total Sweden	37,122,129

	Kazakhstan #	2,180,200
38,800	OAO TMK GDR #	1,358,000	Switzerland (8.4%)

	Total Russia	3,538,200	121,720	Credit Suisse Group	8,486,067

			20,250	Givaudan SA	18,699,176
Singapore (3.2%)			45,350	Nestle SA	16,085,967
511,100	Keppel Corporation, Ltd.	5,843,561	21,784	Nobel Biocare Holding AG	6,425,560
7,837,350	Singapore		186,167	Novartis AG	10,694,588
	Telecommunications, Ltd.	16,713,514	75,200	Swatch Group AG *	16,568,797
1,463,720	StarHub, Ltd. *	2,509,262	42,065	Swiss Life Holding #	10,500,732
1,323,500	United Overseas Bank, Ltd.	16,692,512	178,100	Swiss Reinsurance Company	15,094,125
170,000	Venture Corporation, Ltd.	1,490,997	163,127	UBS AG	9,872,069

	Total Singapore	43,249,846		Total Switzerland	112,427,081

South Africa (0.3%)			Taiwan (2.0%)
160,800	Naspers, Ltd.	3,811,602	1,235,000	Cathay Financial Holding

	Total South Africa	3,811,602		Company, Ltd.	2,800,317

			656,000	Delta Electronics, Inc.	2,106,739
South Korea (1.0%)			457,000	Hon Hai Precision Industry
42,747	Kookmin Bank #	3,436,945		Company, Ltd. (Foxconn)	3,251,603
135,300	LG Electronics, Inc. #	7,980,595	294,000	Media Tek, Inc.	3,027,706
5,913	Lotte Shopping Company, Ltd. #	2,459,142	1,210,335	Taiwan Semiconductor

	Total South Korea	13,876,682		Manufacturing Company,

				Ltd. ADR *	13,228,965
Spain (6.2%)			2,003,000	Yuanta Core Pacific Securities
38,685	Acciona SA	7,181,169		Company	1,656,143

148,013	Actividades de Construccion y			Total Taiwan	26,071,473

	Servicios SA	8,323,270
533,600	Banco Bilbao Vizcaya		United Kingdom (16.4%)
	Argentaria SA	12,819,148	611,000	Amvescap plc	7,126,818
153,052	Cintra Concesiones de		257,200	AstraZeneca plc	13,784,500
	Infraestructuras de		443,119	Aviva plc	7,108,993
	Transporte SA *	2,559,197	324,862	BP Amoco plc	3,622,717
36,100	Compania de Distribucion		1,246,400	British Sky Broadcasting
	Integral Logista SA	2,324,609		Group plc	12,743,445
64,400	Grupo Ferrovial SA *	6,264,889	481,760	Capita Group plc	5,712,445
188,600	Iberdrola SA *	8,221,327	1,337,570	Friends Provident plc	5,671,904
201,700	Repsol YPF SA *	6,949,119	837,347	GlaxoSmithKline plc	22,040,901
1,356,360	Telefonica SA *	28,794,542	2,625,100	Group 4 Securicor plc	9,617,314

	Total Spain	83,437,270	204,400	Johnson Matthey plc	5,624,542

			2,821,300	Kingfisher plc	13,155,202

The accompanying Notes to Financial Statements are an integral part of this schedule.

121

Partner International Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.6%)	Value (^)	Shares	Common Stock (97.6%)	Value (^)

United Kingdom — continued			5,679,888	Vodafone Group plc	$15,686,143
1,310,400	Lloyds TSB Group plc	$14,731,544	192,600	Wolseley plc	4,645,254
938,700	Pearson plc	14,148,692	1,063,700	WPP Group plc	14,355,680

164,017	Reckitt Benckiser plc	7,482,413		Total United Kingdom	219,578,278

745,900	Reuters Group plc	6,483,941

529,507	Royal Bank of Scotland			Total Common Stock
	Group plc	20,608,574		(cost $1,026,278,443)	1,308,966,523

547,460	Unilever plc	15,227,256
			Interest	Maturity
Shares	Collateral Held for Securities Loaned (20.8%)		Rate (+)	Date	Value

279,450,401	Thrivent Financial Securities Lending Trust		5.280%	N/A	$279,450,401

		Total Collateral Held for Securities Loaned
		(cost $279,450,401)			279,450,401

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.3%)		Rate (+)	Date	Value

$11,215,000	Corporate Asset Finance Company, LLC		5.300%	1/2/2007	$11,213,349
7,452,000	Old Line Funding, LLC		5.300	1/2/2007	7,450,903
11,842,304	Thrivent Money Market Portfolio		5.080	N/A	11,842,304

		Total Short-Term Investments (at amortized cost)			30,506,556

		Total Investments (cost $1,336,235,400) 120.7%			$1,618,923,480

		Other Assets and Liabilities, Net (20.7%)			(277,123,257)

		Total Net Assets 100.0%			$1,341,800,223

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

GDR — Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$294,768,023
Gross unrealized depreciation	(21,385,894)

Net unrealized appreciation (depreciation)	$273,382,129
Cost for federal income tax purposes	$1,345,541,351

The accompanying Notes to Financial Statements are an integral part of this schedule.

122

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value

Consumer Discretionary (11.0%)			3,800	Tesoro Petroleum Corporation *	$249,926
7,100	Abercrombie & Fitch Company *	$494,373	12,200	Transocean, Inc. #	986,858
28,800	Applebee’s International, Inc. *	710,496	7,800	Ultra Petroleum Corporation #*	372,450
9,200	Best Buy Company, Inc. *	452,548	33,500	Valero Energy Corporation	1,713,860

32,800	EchoStar Communications			Total Energy	9,015,213

	Corporation #	1,247,384
16,800	Federated Department Stores, Inc.	640,584	Financials (21.1%)
353	Gemstar-TV Guide		15,300	ACE, Ltd.	926,721
	International, Inc. #	1,416	18,400	Aspen Insurance Holdings, Ltd. *	485,024
12,200	J.C. Penney Company, Inc.		59,900	Bank of America Corporation	3,198,061
	(Holding Company) *	943,792	450	Berkshire Hathaway, Inc. #	1,649,700
10,300	KB Home *	528,184	2,200	Chicago Mercantile Exchange
6,155	Liberty Media Corporation –			Holdings, Inc.	1,121,450
	Capital #	603,067	26,200	Chubb Corporation	1,386,242
31,200	News Corporation	670,176	8,700	Citigroup, Inc.	484,590
7,600	NIKE, Inc.	752,628	9,700	Endurance Specialty
11,700	Penn National Gaming, Inc. #	486,954		Holdings, Ltd. *	354,826
16,400	PETsMART, Inc.	473,304	35,300	Federal National Mortgage
34,300	Staples, Inc.	915,810		Association	2,096,467
53,600	Time Warner, Inc.	1,167,408	36,700	Hudson City Bancorp, Inc.	509,396
5,600	Wynn Resorts, Ltd. *	525,560	12,900	Merrill Lynch & Company, Inc.	1,200,990

	Total Consumer		7,000	PartnerRe, Ltd. *	497,210
	Discretionary	10,613,684	13,600	PNC Financial Services

				Group, Inc.	1,006,944
Consumer Staples (9.2%)			16,400	Prudential Financial, Inc.	1,408,104
22,700	Altria Group, Inc.	1,948,114	10,800	Radian Group, Inc.	582,228
13,500	Archer-Daniels-Midland Company	431,460	21,200	SLM Corporation	1,033,924
7,200	Bunge Limited Finance		18,450	W.R. Berkley Corporation	636,710
	Corporation *	522,072	21,900	Willis Group Holdings, Ltd. *	869,649
11,700	Colgate-Palmolive Company	763,308	18,500	Zenith National Insurance
20,200	Corn Products International, Inc.	697,708		Corporation *	867,835

54,700	CVS Corporation	1,690,777		Total Financials	20,316,071

51,300	Playtex Products, Inc. #*	738,207
32,000	Procter & Gamble Company	2,056,640	Health Care (12.0%)

	Total Consumer Staples	8,848,286	8,100	Advanced Magnetics, Inc. #*	483,732

			50,114	Auxilium Pharmaceuticals, Inc. #*	736,175
Energy (9.3%)			25,000	Baxter International, Inc.	1,159,750
13,700	EOG Resources, Inc.	855,565	10,750	Cardinal Health, Inc.	692,622
20,800	Exxon Mobil Corporation	1,593,904	28,900	Gilead Sciences, Inc. #	1,876,477
9,400	GlobalSantaFe Corporation	552,532	69,400	Inyx, Inc. #*	161,702
3,600	Holly Corporation	185,040	14,300	Johnson & Johnson	944,086
21,300	Occidental Petroleum		17,250	Medco Health Solutions, Inc. #	921,840
	Corporation	1,040,079	16,500	Merck & Company, Inc. *	719,400
21,952	Pacific Ethanol, Inc. #*	337,841	39,000	Panacos Pharmaceuticals, Inc. #*	156,390
9,300	Schlumberger, Ltd.	587,388	10,500	Pfizer, Inc.	271,950
15,400	Southwestern Energy Company #	539,770

The accompanying Notes to Financial Statements are an integral part of this schedule.

123

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (98.4%)	Value	Shares	Common Stock (98.4%)	Value

Health Care — continued			43,000	Motorola, Inc.	$884,080
15,100	Pharmaceutical Product		12,500	NVIDIA Corporation #	462,625
	Development, Inc. *	$486,522	74,400	Oracle Corporation #	1,275,216
44,900	Theravance, Inc. #*	1,386,961	28,900	QUALCOMM, Inc.	1,092,131
12,250	Thermo Electron Corporation #	554,802	7,600	Rackable Systems, Inc. #*	235,372
19,300	UnitedHealth Group, Inc.	1,036,989	27,900	SimpleTech, Inc. #*	353,772

	Total Health Care	11,589,398		Total Information

				Technology	14,133,955

Industrials (10.8%)
11,100	Boeing Company	986,124	Materials (3.2%)
13,400	Bucyrus International, Inc. *	693,584	26,300	Alcoa, Inc.	789,263
10,600	Deere & Company	1,007,742	16,900	Monsanto Company	887,757
3,200	Excel Maritime Carriers, Ltd. #*	46,752	5,900	Phelps Dodge Corporation	706,348
70,400	General Electric Company	2,619,584	11,000	Praxair, Inc.	652,630

5,200	Jacobs Engineering Group, Inc. #	424,008		Total Materials	3,035,998

19,550	Joy Global, Inc.	945,047
5,200	Manitowoc Company, Inc.	309,036	Telecommunications Services (3.8%)
12,600	Precision Castparts Corporation	986,328	19,700	American Tower Corporation #	734,416
11,900	Raytheon Company *	628,320	46,200	AT&T, Inc.	1,651,650
24,200	Shaw Group, Inc. #*	810,700	26,500	BellSouth Corporation	1,248,415

11,600	Terex Corporation #*	749,128		Total Telecommunications
4,300	Washington Group			Services	3,634,481

	International, Inc. #*	257,097

	Total Industrials	10,463,450	Utilities (3.4%)

			10,700	Constellation Energy
Information Technology (14.6%)				Group, Inc.	736,909
11,900	Apple Computer, Inc. #	1,009,596	21,500	Edison International, Inc.	977,820
18,300	Citrix Systems, Inc. #*	495,015	5,700	ITC Holdings Corporation *	227,430
16,600	Electronic Arts, Inc. #	835,976	36,700	Southern Company *	1,352,762

6,600	FormFactor, Inc. #	245,850		Total Utilities	3,294,921

3,500	Google, Inc. #	1,611,680

93,200	Hewlett-Packard Company	3,838,908		Total Common Stock
8,700	Hyperion Solutions Corporation #	312,678		(cost $82,731,114)	94,945,457

49,600	Microsoft Corporation	1,481,056

The accompanying Notes to Financial Statements are an integral part of this schedule.

124

Partner All Cap Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (16.2%)	Rate (+)	Date	Value

15,656,901	Thrivent Financial Securities Lending Trust	5.280%	N/A	$15,656,901

	Total Collateral Held for Securities Loaned
	(cost $15,656,901)			15,656,901

		Interest	Maturity
Shares	Short-Term Investments (1.0%)	Rate (+)	Date	Value

1,003,911	Thrivent Money Market Portfolio	5.080%	N/A	$1,003,911

	Total Short-Term Investments (at amortized cost)			1,003,911

	Total Investments (cost $99,391,926) 115.6%			$111,606,269

	Other Assets and Liabilities, Net (15.6%)			(15,062,402)

	Total Net Assets 100.0%			$96,543,867

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$13,146,993
Gross unrealized depreciation	(1,020,214)

Net unrealized appreciation (depreciation)	$12,126,779
Cost for federal income tax purposes	$99,479,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

125

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Consumer Discretionary (12.5%)			564,650	PepsiCo, Inc.	$35,318,858
176,700	Aeropostale, Inc. #	$5,454,729	672,315	Procter & Gamble Company	43,209,685
269,400	Best Buy Company, Inc.	13,251,786	161,900	Wal-Mart Stores, Inc.	7,476,542

269,200	Coach, Inc. #	11,564,832		Total Consumer Staples	143,172,176

89,900	D.R. Horton, Inc.	2,381,451
57,600	Darden Restaurants, Inc.	2,313,792	Energy (6.2%)
169,000	Federated Department		160,150	Baker Hughes, Inc.	11,956,799
	Stores, Inc.	6,443,970	176,750	Cameron International
61,600	Harrah’s Entertainment, Inc.	5,095,552		Corporation #	9,376,588
50,300	Heelys, Inc. #*	1,615,133	168,900	ConocoPhillips	12,152,355
220,900	Home Depot, Inc.	8,871,344	70,900	Devon Energy Corporation	4,755,972
325,250	International Game Technology	15,026,550	160,000	Diamond Offshore
103,850	J.C. Penney Company, Inc.			Drilling, Inc. *	12,790,400
	(Holding Company)	8,033,836	154,250	Exxon Mobil Corporation	11,820,178
153,532	Kohl’s Corporation #	10,506,195	307,850	Halliburton Company	9,558,742
188,800	Las Vegas Sands Corporation #	16,893,824	54,600	Noble Corporation	4,157,790
848,800	Lowe’s Companies, Inc.	26,440,120	195,700	Occidental Petroleum
263,650	Marriott International, Inc.	12,581,378		Corporation	9,556,031
150,474	McDonald’s Corporation	6,670,512	101,650	Peabody Energy Corporation	4,107,676
161,500	McGraw-Hill Companies, Inc.	10,985,230	198,550	Range Resources Corporation	5,452,183
162,100	Melco PBL Entertainment		483,350	Schlumberger, Ltd. *	30,528,386
	Macau, Ltd. ADR #*	3,446,246	114,700	Transocean, Inc. #	9,278,083
152,000	MGM MIRAGE #	8,717,200	210,083	XTO Energy, Inc.	9,884,405

503,100	News Corporation ADR *	11,199,006		Total Energy	145,375,588

178,750	Royal Caribbean Cruises, Ltd.	7,396,675
928,150	Sirius Satellite Radio, Inc. #*	3,285,651	Financials (12.9%)
638,100	Staples, Inc.	17,037,270	150,181	ACE, Ltd.	9,096,463
354,550	Starbucks Corporation #	12,558,161	113,600	AllianceBernstein Holding, LP *	9,133,440
197,200	Starwood Hotels & Resorts		296,150	American Express Company	17,967,420
	Worldwide, Inc.	12,325,000	244,500	American International
237,700	Target Corporation	13,560,785		Group, Inc.	17,520,870
242,250	Toll Brothers, Inc. #*	7,807,718	132,450	Aon Corporation	4,680,783
311,500	Viacom, Inc. #	12,780,845	69,400	Bear Stearns Companies, Inc.	11,296,932
299,590	Walt Disney Company	10,266,949	663,400	Charles Schwab Corporation	12,830,156
60,100	Wynn Resorts, Ltd. *	5,640,385	56,700	Chicago Mercantile Exchange

	Total Consumer			Holdings, Inc.	28,902,825
	Discretionary	290,152,125	109,600	Chubb Corporation	5,798,936

			109,250	Franklin Resources, Inc.	12,036,072
Consumer Staples (6.1%)			219,500	Goldman Sachs Group, Inc.	43,757,325
235,450	Altria Group, Inc.	20,206,319	356,450	J.P. Morgan Chase & Company	17,216,535
118,650	Archer-Daniels-Midland		61,000	Lazard, Ltd.	2,887,740
	Company	3,792,054	85,550	Legg Mason, Inc.	8,131,528
181,800	Coca-Cola Company	8,771,850	109,150	Lehman Brothers Holdings, Inc.	8,526,798
229,450	Colgate-Palmolive Company	14,969,318	171,950	Merrill Lynch & Company, Inc.	16,008,545
305,000	CVS Corporation	9,427,550	115,800	Moody’s Corporation	7,997,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

126

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Financials — continued			Industrials (10.3%)
181,000	Morgan Stanley	$14,738,830	51,700	AerCap Holdings NV #	$1,198,406
202,750	Nasdaq Stock Market, Inc. #	6,242,672	169,100	AMR Corporation #*	5,111,893
123,800	Progressive Corporation	2,998,436	315,850	Boeing Company	28,060,114
166,600	State Street Corporation	11,235,504	151,250	Burlington Northern Santa Fe
104,400	T. Rowe Price Group, Inc.	4,569,588		Corporation	11,163,762
218,450	UBS AG	13,179,088	177,950	Caterpillar, Inc.	10,913,674
423,450	Wells Fargo & Company	15,057,882	216,650	Danaher Corporation *	15,694,126

	Total Financials	301,811,516	85,300	Deere & Company	8,109,471

			425,750	Emerson Electric Company	18,762,802
Health Care (16.8%)			54,700	FedEx Corporation	5,941,514
248,350	Abbott Laboratories	12,097,128	117,750	Foster Wheeler, Ltd. #	6,492,735
165,250	Allergan, Inc.	19,787,035	141,450	General Dynamics Corporation	10,516,808
419,600	Amgen, Inc. #	28,662,876	1,020,350	General Electric Company	37,967,224
212,700	Baxter International, Inc.	9,867,153	230,850	Hertz Global Holdings, Inc. #	4,014,482
113,100	Becton, Dickinson		115,700	ITT Corporation	6,574,074
	and Company	7,933,965	101,550	Manitowoc Company, Inc.	6,035,116
159,800	Boston Scientific Corporation #	2,745,364	111,750	Monster Worldwide, Inc. #	5,212,020
69,400	Cardinal Health, Inc.	4,471,442	163,150	Precision Castparts Corporation	12,771,382
273,264	Caremark Rx, Inc.	15,606,107	347,250	United Technologies
173,050	Celgene Corporation #*	9,955,566		Corporation	21,710,070
63,950	CIGNA Corporation	8,413,902	120,150	URS Corporation #	5,148,428
507,550	Genentech, Inc. #	41,177,532	122,000	US Airways Group, Inc. #*	6,569,700
214,915	Genzyme Corporation #	13,234,466	144,700	UTI Worldwide, Inc.	4,326,530
418,600	Gilead Sciences, Inc. #	27,179,698	190,000	Waste Management, Inc.	6,986,300

57,750	Intuitive Surgical, Inc. #*	5,538,225		Total Industrials	239,280,631

288,350	Johnson & Johnson	19,036,867
181,350	Medco Health Solutions, Inc. #	9,691,344	Information Technology (27.1%)
361,250	Medtronic, Inc.	19,330,488	281,128	Accenture, Ltd.	10,382,057
207,900	Merck & Company, Inc.	9,064,440	582,300	Adobe Systems, Inc. #	23,944,176
200,000	Novartis AG ADR	11,488,000	173,150	Advanced Micro Devices, Inc. #	3,523,602
251,500	Pfizer, Inc.	6,513,850	199,400	Agilent Technologies, Inc. #	6,949,090
76,689	Pharmaceutical Product		131,850	Akamai Technologies, Inc. #	7,003,872
	Development, Inc. *	2,470,920	273,000	Amdocs, Ltd. #	10,578,750
252,700	St. Jude Medical, Inc. #	9,238,712	497,150	Apple Computer, Inc. #	42,178,206
231,000	Stryker Corporation	12,730,410	171,250	Autodesk, Inc. #	6,928,775
183,950	Teva Pharmaceutical		182,200	Automatic Data Processing, Inc.	8,973,350
	Industries, Ltd.	5,717,166	478,957	BEA Systems, Inc. #	6,025,279
212,500	Thermo Electron Corporation #	9,624,125	266,400	Broadcom Corporation #	8,607,384
604,500	UnitedHealth Group, Inc.	32,479,785	322,100	Cadence Design Systems, Inc. #	5,768,811
139,300	Varian Medical Systems, Inc. #	6,626,501	2,229,250	Cisco Systems, Inc. #	60,925,402
70,600	Vertex Pharmaceuticals, Inc. #*	2,641,852	148,650	Citrix Systems, Inc. #	4,020,982
134,850	WellPoint, Inc. #	10,611,346	190,450	Cognizant Technology Solutions
337,000	Wyeth	17,160,040		Corporation #	14,695,122

	Total Health Care	391,096,305	960,350	Corning, Inc. #	17,968,148

			372,650	Dell, Inc. #	9,349,788

The accompanying Notes to Financial Statements are an integral part of this schedule.

127

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.9%)	Value	Shares	Common Stock (96.9%)	Value

Information Technology — continued			Materials (1.9%)
64,600	Double-Take Software, Inc. #*	$832,048	62,000	Allegheny Technologies, Inc.	$5,622,160
645,950	eBay, Inc. #	19,423,716	147,000	Freeport-McMoRan Copper &
329,470	Electronic Arts, Inc. #	16,592,109		Gold, Inc. *	8,192,310
982,050	EMC Corporation #	12,963,060	393,400	Monsanto Company	20,665,302
178,750	Fidelity National Information		182,100	Praxair, Inc.	10,803,993

	Services, Inc.	7,166,088		Total Materials	45,283,765

137,402	Google, Inc. #	63,270,876
571,800	Hewlett-Packard Company	23,552,442	Telecommunications Services (3.1%)
142,250	Infosys Technologies, Ltd. ADR *	7,761,160	511,650	America Movil SA de CV ADR	23,136,813
855,150	Intel Corporation	17,316,788	329,700	AT&T, Inc.	11,786,775
354,750	Juniper Networks, Inc. #	6,718,965	521,850	Crown Castle International
99,600	Lam Research Corporation #	5,041,752		Corporation #*	16,855,755
763,624	Lawson Software, Inc. #	5,643,181	240,150	NII Holdings, Inc. #*	15,475,266
330,900	Marvell Technology		140,950	Tim Participacoes SA ADR	4,879,689

	Group, Ltd. #	6,349,971		Total Telecommunications
154,200	MEMC Electronic			Services	72,134,298

	Materials, Inc. #	6,035,388

982,450	Microsoft Corporation	29,335,957		Total Common Stock
530,350	Motorola, Inc.	10,903,996		(cost $1,940,804,541)	2,260,950,037

410,550	Network Appliance, Inc. #*	16,126,404
259,200	Nokia Oyj ADR	5,266,944
443,900	Nuance
	Communications, Inc. #*	5,087,094
159,400	NVIDIA Corporation #	5,899,394
855,800	Oracle Corporation #	14,668,412
104,250	Palm, Inc. #*	1,468,882
276,000	Qimonda AG ADR #	4,832,760
962,800	QUALCOMM, Inc.	36,384,212
120,450	SanDisk Corporation #*	5,182,964
497,400	Texas Instruments, Inc.	14,325,120
166,500	WebEx
	Communications, Inc. #	5,809,185
313,200	Western Digital Corporation #	6,408,072
226,250	Xilinx, Inc.	5,387,012
746,550	Yahoo!, Inc. #	19,066,887

	Total Information
	Technology	632,643,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

128

Large Cap Growth Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (5.2%)	Rate (+)	Date	Value

121,429,084	Thrivent Financial Securities Lending Trust	5.280%	N/A	$121,429,084

	Total Collateral Held for Securities Loaned
	(cost $121,429,084)			121,429,084

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (2.8%)	Rate (+)	Date	Value

$4,500,000	Alcon Capital Corporation	5.300%	1/12/2007	$4,492,712
28,795,000	Barclays Bank plc Repurchase Agreement ■	5.270	1/2/2007	28,795,000
5,000,000	Falcon Asset Securitization Corporation	5.300	1/12/2007	4,991,903
6,000,000	Park Avenue Receivables Corporation	5.310	1/22/2007	5,981,415
5,500,000	Stadshypotek Delaware, Inc.	5.300	2/5/2007	5,471,660
14,670,445	Thrivent Money Market Portfolio	5.080	N/A	14,670,445

	Total Short-Term Investments (at amortized cost)			64,403,135

	Total Investments (cost $2,126,636,760) 104.9%			$2,446,782,256

	Other Assets and Liabilities, Net (4.9%)			(115,128,340)

	Total Net Assets 100.0%			$2,331,653,916

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

■ Repurchase agreement dated December 29, 2006, $28,811,861 maturing January 2, 2007, collateralized by $29,370,980 of Federal Farm Credit Bank Floating Rate Notes, 5.270% due January 22, 2007.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$370,037,497
Gross unrealized depreciation	(70,402,262)

Net unrealized appreciation (depreciation)	$299,635,235
Cost for federal income tax purposes	$2,147,147,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

129

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Consumer Discretionary (12.5%)			Energy (6.2%)
2,750	Aeropostale, Inc. #*	$84,892	2,450	Baker Hughes, Inc.	$182,917
4,155	Best Buy Company, Inc. *	204,384	2,700	Cameron International
4,250	Coach, Inc. #	182,580		Corporation #	143,235
1,400	D.R. Horton, Inc.	37,086	2,600	ConocoPhillips	187,070
900	Darden Restaurants, Inc.	36,153	1,050	Devon Energy Corporation	70,434
2,600	Federated Department Stores, Inc.	99,138	2,500	Diamond Offshore Drilling, Inc. *	199,850
1,000	Harrah’s Entertainment, Inc. *	82,720	2,400	Exxon Mobil Corporation	183,912
750	Heelys, Inc. #*	24,082	4,700	Halliburton Company	145,935
3,400	Home Depot, Inc.	136,544	800	Noble Corporation	60,920
5,100	International Game Technology	235,620	3,000	Occidental Petroleum Corporation	146,490
1,600	J.C. Penney Company, Inc.		1,550	Peabody Energy Corporation	62,636
	(Holding Company) *	123,776	3,050	Range Resources Corporation	83,753
2,405	Kohl’s Corporation #	164,574	7,500	Schlumberger, Ltd.	473,700
2,900	Las Vegas Sands Corporation #*	259,492	1,800	Transocean, Inc. #	145,602
13,300	Lowe’s Companies, Inc.	414,295	3,266	XTO Energy, Inc.	153,665

4,100	Marriott International, Inc.	195,652		Total Energy	2,240,119

2,390	McDonald’s Corporation	105,949
2,500	McGraw-Hill Companies, Inc.	170,050	Financials (13.1%)
2,500	Melco PBL Entertainment		2,385	ACE, Ltd.	144,459
	Macau, Ltd. ADR #*	53,150	1,800	AllianceBernstein Holding, LP *	144,720
2,300	MGM MIRAGE #*	131,905	4,680	American Express Company	283,936
7,800	News Corporation ADR*	173,628	3,730	American International
2,700	Royal Caribbean Cruises, Ltd. *	111,726		Group, Inc.	267,292
14,400	Sirius Satellite Radio, Inc. #*	50,976	2,100	Aon Corporation	74,214
9,830	Staples, Inc.	262,461	1,100	Bear Stearns Companies, Inc.	179,058
5,500	Starbucks Corporation #	194,810	10,450	Charles Schwab Corporation	202,103
3,010	Starwood Hotels & Resorts		900	Chicago Mercantile Exchange
	Worldwide, Inc.	188,125		Holdings, Inc.	458,775
3,670	Target Corporation	209,374	1,700	Chubb Corporation	89,947
3,800	Toll Brothers, Inc. #*	122,474	1,700	Franklin Resources, Inc.	187,289
4,800	Viacom, Inc. #	196,944	3,400	Goldman Sachs Group, Inc.	677,790
4,610	Walt Disney Company	157,985	5,500	J.P. Morgan Chase & Company	265,650
900	Wynn Resorts, Ltd. *	84,465	950	Lazard, Ltd. *	44,973

	Total Consumer		1,350	Legg Mason, Inc.	128,318
	Discretionary	4,495,010	1,700	Lehman Brothers Holdings, Inc.	132,804

			2,650	Merrill Lynch & Company, Inc.	246,715
Consumer Staples (6.1%)			1,800	Moody’s Corporation	124,308
3,600	Altria Group, Inc.	308,952	2,800	Morgan Stanley	228,004
1,900	Archer-Daniels-Midland Company	60,724	3,150	Nasdaq Stock Market, Inc. #*	96,988
2,800	Coca-Cola Company	135,100	1,900	Progressive Corporation	46,018
3,550	Colgate-Palmolive Company	231,602	2,650	State Street Corporation	178,716
4,700	CVS Corporation	145,277	1,600	T. Rowe Price Group, Inc.	70,032
8,820	PepsiCo, Inc.	551,691	3,400	UBS AG	205,122
10,382	Procter & Gamble Company	667,251	6,400	Wells Fargo & Company	227,584

2,500	Wal-Mart Stores, Inc.	115,450		Total Financials	4,704,815

	Total Consumer Staples	2,216,047

The accompanying Notes to Financial Statements are an integral part of this schedule.

130

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Health Care (17.0%)			1,300	Deere & Company	$123,591
3,900	Abbott Laboratories	$189,969	6,500	Emerson Electric Company	286,455
2,600	Allergan, Inc.	311,324	870	FedEx Corporation	94,499
6,510	Amgen, Inc. #	444,698	1,800	Foster Wheeler, Ltd. #	99,252
3,300	Baxter International, Inc.	153,087	2,200	General Dynamics Corporation	163,570
1,800	Becton, Dickinson and Company	126,270	15,860	General Electric Company	590,151
2,500	Boston Scientific Corporation #	42,950	3,600	Hertz Global Holdings, Inc. #*	62,604
1,100	Cardinal Health, Inc. *	70,873	1,800	ITT Corporation	102,276
4,205	Caremark Rx, Inc. *	240,148	1,600	Manitowoc Company, Inc.	95,088
2,800	Celgene Corporation #*	161,084	1,700	Monster Worldwide, Inc. #	79,288
1,000	CIGNA Corporation	131,570	2,500	Precision Castparts Corporation	195,700
7,950	Genentech, Inc. #	644,984	5,350	United Technologies Corporation	334,482
3,369	Genzyme Corporation #	207,463	1,900	URS Corporation #	81,415
6,500	Gilead Sciences, Inc. #	422,045	1,900	US Airways Group, Inc. #*	102,315
900	Intuitive Surgical, Inc. #*	86,310	2,200	UTI Worldwide, Inc. *	65,780
4,530	Johnson & Johnson	299,071	2,900	Waste Management, Inc.	106,633

2,800	Medco Health Solutions, Inc. #	149,632		Total Industrials	3,716,547

5,670	Medtronic, Inc.	303,402
3,200	Merck & Company, Inc.	139,520	Information Technology (27.3%)
3,100	Novartis AG ADR	178,064	4,372	Accenture, Ltd.	161,458
4,000	Pfizer, Inc.	103,600	9,000	Adobe Systems, Inc. #	370,080
1,174	Pharmaceutical Product		2,700	Advanced Micro Devices, Inc. #	54,945
	Development, Inc. *	37,826	3,100	Agilent Technologies, Inc. #	108,035
3,950	St. Jude Medical, Inc. #	144,412	2,000	Akamai Technologies, Inc. #	106,240
3,600	Stryker Corporation	198,396	4,200	Amdocs, Ltd. #	162,750
2,800	Teva Pharmaceutical		7,700	Apple Computer, Inc. #	653,268
	Industries, Ltd.	87,024	2,600	Autodesk, Inc. #*	105,196
3,300	Thermo Electron Corporation #	149,457	2,800	Automatic Data Processing, Inc.	137,900
9,400	UnitedHealth Group, Inc.	505,062	7,349	BEA Systems, Inc. #	92,450
2,200	Varian Medical Systems, Inc. #	104,654	4,150	Broadcom Corporation #	134,086
1,100	Vertex Pharmaceuticals, Inc. #*	41,162	5,000	Cadence Design Systems, Inc. #*	89,550
2,100	WellPoint, Inc. #	165,249	34,670	Cisco Systems, Inc. #	947,531
5,280	Wyeth	268,858	2,250	Citrix Systems, Inc. #*	60,862

	Total Health Care	6,108,164	2,950	Cognizant Technology Solutions

				Corporation #	227,622
Industrials (10.3%)			14,980	Corning, Inc. #	280,276
900	AerCap Holdings NV #	20,862	5,800	Dell, Inc. #	145,522
2,600	AMR Corporation #*	78,598	1,050	Double-Take Software, Inc. #*	13,524
5,000	Boeing Company	444,200	10,060	eBay, Inc. #	302,504
2,300	Burlington Northern Santa Fe		5,100	Electronic Arts, Inc. #	256,836
	Corporation	169,763	15,100	EMC Corporation #*	199,320
2,750	Caterpillar, Inc.	168,658	2,800	Fidelity National Information
3,470	Danaher Corporation*	251,367		Services, Inc.	112,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

131

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.6%)	Value	Shares	Common Stock (97.6%)	Value

Information Technology — continued			Materials (2.0%)
2,100	Google, Inc. #	$967,006	1,000	Allegheny Technologies, Inc. *	$90,680
8,900	Hewlett-Packard Company	366,591	2,350	Freeport-McMoRan
2,250	Infosys Technologies, Ltd. ADR *	122,760		Copper & Gold, Inc. *	130,966
13,300	Intel Corporation	269,325	6,100	Monsanto Company	320,433
5,550	Juniper Networks, Inc. #	105,117	2,800	Praxair, Inc.	166,124

1,450	Lam Research Corporation #	73,399		Total Materials	708,203

12,025	Lawson Software, Inc. #*	88,865
5,100	Marvell Technology Group, Ltd. #	97,869	Telecommunications Services (3.1%)
2,400	MEMC Electronic Materials, Inc. #	93,936	7,900	America Movil SA de CV ADR	357,238
15,470	Microsoft Corporation	461,934	5,100	AT&T, Inc.	182,325
8,250	Motorola, Inc.	169,620	8,100	Crown Castle International
6,400	Network Appliance, Inc. #	251,392		Corporation #*	261,630
4,000	Nokia Oyj ADR	81,280	3,750	NII Holdings, Inc. #*	241,650
6,900	Nuance Communications, Inc. #*	79,074	2,200	Tim Participacoes SA ADR	76,164

2,500	NVIDIA Corporation #	92,525		Total Telecommunications
13,200	Oracle Corporation #	226,248		Services	1,119,007

1,600	Palm, Inc. #*	22,544

4,200	Qimonda AG ADR #*	73,542		Total Common Stock
14,850	QUALCOMM, Inc.	561,182		(cost $29,859,759)	35,105,858

1,900	SanDisk Corporation #*	81,757
7,700	Texas Instruments, Inc.	221,760
2,600	WebEx Communications, Inc. #*	90,714
4,900	Western Digital Corporation #	100,254
3,500	Xilinx, Inc. *	83,335
11,500	Yahoo!, Inc. #	293,710

	Total Information
	Technology	9,797,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

132

Large Cap Growth Portfolio II
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (13.7%)	Rate (+)	Date	Value

4,912,899	Thrivent Financial Securities Lending Trust	5.280%	N/A	$4,912,899

	Total Collateral Held for Securities Loaned
	(cost $4,912,899)			4,912,899

		Interest	Maturity
Shares	Short-Term Investments (2.0%)	Rate (+)	Date	Value

702,869	Thrivent Money Market Portfolio	5.080%	N/A	$702,869

	Total Short-Term Investments (at amortized cost)			702,869

	Total Investments (cost $35,475,527) 113.3%			$40,721,626

	Other Assets and Liabilities, Net (13.3%)			(4,790,530)

	Total Net Assets 100.0%			$35,931,096

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$5,737,148
Gross unrealized depreciation	(603,978)

Net unrealized appreciation (depreciation)	$5,133,170
Cost for federal income tax purposes	$35,588,456

The accompanying Notes to Financial Statements are an integral part of this schedule.

133

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Consumer Discretionary (12.9%)			Energy (6.2%)
25,900	Amazon.com, Inc. #*	$1,022,014	17,100	Baker Hughes, Inc.	$1,276,686
6,125	Best Buy Company, Inc.	301,289	10,100	EOG Resources, Inc.	630,745
10,000	Carnival Corporation *	490,500	16,100	Exxon Mobil Corporation	1,233,743
10,000	EchoStar Communications		10,100	Murphy Oil Corporation	513,585
	Corporation #	380,300	34,700	Schlumberger, Ltd.	2,191,652
28,400	Grupo Televisia SA ADR	767,084	18,970	Total SA *	1,364,941

11,200	Harman International			Total Energy	7,211,352

	Industries, Inc.	1,118,992
12,200	Home Depot, Inc.	489,952	Financials (19.9%)
16,100	International Game Technology	743,820	29,600	American Express Company ±	1,795,832
23,500	Kohl’s Corporation #	1,608,105	26,200	American International
14,100	Lennar Corporation	739,686		Group, Inc.	1,877,492
10,106	Liberty Media Corporation –		48,388	Anglo Irish Bank Corporation plc	1,001,892
	Capital #	990,186	50,600	Charles Schwab Corporation	978,604
28,633	Liberty Media Corporation –		500	Chicago Mercantile Exchange
	Interactive #	617,614		Holdings, Inc.	254,875
9,700	Marriott International, Inc.	462,884	32,700	Citigroup, Inc.	1,821,390
12,700	MGM MIRAGE #	728,345	20,600	Countrywide Financial
5,700	NIKE, Inc.	564,471		Corporation	874,470
26,300	PETsMART, Inc.	759,018	2,113	Deutsche Boerse AG	388,263
25,800	Target Corporation	1,471,890	49,000	E*TRADE Financial Corporation # 1,098,580
24,500	Viacom, Inc. #	1,005,235	14,178	Erste Bank der oesterreichischen
8,900	Wynn Resorts, Ltd. *	835,265		Sparkassen AG	1,085,497

	Total Consumer		9,700	Franklin Resources, Inc.	1,068,649
	Discretionary	15,096,650	3,800	Goldman Sachs Group, Inc.	757,530

			4,500	Hartford Financial Services
Consumer Staples (5.7%)				Group, Inc.	419,895
20,500	CVS Corporation	633,655	9,500	Legg Mason, Inc.	902,975
5,897	InBev NV	387,987	13,100	Morgan Stanley	1,066,733
15,800	PepsiCo, Inc.	988,290	14,500	Northern Trust Corporation	880,005
18,537	Procter & Gamble Company	1,191,373	13,600	Prudential Financial, Inc.	1,167,696
11,300	Reckitt Benckiser plc	515,503	22,700	SLM Corporation	1,107,079
12,000	SYSCO Corporation	441,120	23,600	State Street Corporation	1,591,584
13,400	Walgreen Company	614,926	38,000	UBS AG	2,299,672
8,100	Wal-Mart de Mexico *	355,589	89,000	UniCredito Italiano SPA	777,951

24,800	Wal-Mart Stores, Inc.	1,145,264		Total Financials	23,216,664

9,200	Whole Foods Market, Inc.	431,756

	Total Consumer Staples	6,705,463	Health Care (17.6%)

			16,300	Aetna, Inc.	703,834
			27,500	Amgen, Inc. #	1,878,525
			33,300	Caremark Rx, Inc.	1,901,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

134

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.4%)	Value	Shares	Common Stock (97.4%)	Value

Health Care — continued			20,500	Autodesk, Inc. #	$829,430
11,800	Celgene Corporation #	$678,854	27,500	Automatic Data Processing, Inc.	1,354,375
9,300	Eli Lilly and Company	484,530	51,600	Cisco Systems, Inc. #	1,410,228
10,500	Genentech, Inc. #	851,865	22,700	Corning, Inc. #	424,717
15,700	Gilead Sciences, Inc. #	1,019,401	15,200	Dell, Inc. #	381,368
7,500	Humana, Inc. #	414,825	16,700	eBay, Inc. #	502,169
17,300	Medco Health Solutions, Inc. #	924,512	48,300	EMC Corporation #	637,560
26,600	Medtronic, Inc.	1,423,366	4,500	Google, Inc. #	2,072,160
25,750	Novartis AG §	1,479,240	19,200	Intel Corporation	388,800
6,757	Roche Holding AG	1,208,919	13,900	Intuit, Inc. #	424,089
10,000	Sepracor, Inc. #*	615,800	44,600	Juniper Networks, Inc. #	844,724
11,000	St. Jude Medical, Inc. #	402,160	66,800	Marvell Technology
13,000	Stryker Corporation	716,430		Group, Ltd. #	1,281,892
51,500	UnitedHealth Group, Inc.	2,767,095	33,800	Maxim Integrated Products, Inc.	1,034,956
24,500	WellPoint, Inc. #	1,927,905	71,875	Microsoft Corporation	2,146,188
13,000	Wyeth	661,960	23,700	Oracle Corporation #	406,218
6,300	Zimmer Holdings, Inc. #	493,794	10,700	QUALCOMM, Inc.	404,353

	Total Health Care	20,554,778	483	Samsung Electronics

				Company, Ltd.	316,852
Industrials (9.3%)			223,400	Telefonaktiebolaget LM Ericsson	898,319
23,300	Danaher Corporation	1,687,852	11,800	Texas Instruments, Inc.	339,840
4,200	Deere & Company	399,294	35,600	Xilinx, Inc.	847,636
13,000	Expeditors International of		30,200	Yahoo!, Inc. #	771,308

	Washington, Inc.	526,500		Total Information
7,200	Fastenal Company	258,336		Technology	24,226,205

6,700	General Dynamics Corporation	498,145
132,000	General Electric Company	4,911,717	Materials (1.4%)
10,400	Joy Global, Inc.	502,736	44,700	BHP Billiton, Ltd. *	889,022
72,900	Southwest Airlines Company	1,116,828	14,000	Monsanto Company	735,420

33,600	Tyco International, Ltd.	1,021,440		Total Materials	1,624,442

	Total Industrials	10,922,848

			Telecommunications Services (3.6%)
Information Technology (20.8%)			27,400	America Movil SA de CV ADR	1,239,028
56,700	Accenture, Ltd.	2,093,931	37,400	Crown Castle International
17,000	Adobe Systems, Inc. #	699,040		Corporation #	1,208,020
2,500	Affiliated Computer		23,200	Rogers Communications, Inc.	1,382,720
	Services, Inc. #	122,100	7,900	Telus Corporation	352,893

28,600	Amdocs, Ltd. #	1,108,250		Total Telecommunications
26,600	Analog Devices, Inc.	874,342		Services	4,182,661

8,000	Apple Computer, Inc. #	678,720

37,200	Applied Materials, Inc.	686,340		Total Common Stock
10,000	ASML Holding NV ADR #*	246,300		(cost $86,331,570)	113,741,063

The accompanying Notes to Financial Statements are an integral part of this schedule.

135

Partner Growth Stock Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (4.8%)	Rate (+)	Date	Value

5,579,332	Thrivent Financial Securities Lending Trust	5.280%	N/A	$5,579,332

	Total Collateral Held for Securities Loaned
	(cost $5,579,332)			5,579,332

		Interest	Maturity
Shares	Short-Term Investments (2.2%)	Rate (+)	Date	Value

2,541,414	Thrivent Money Market Portfolio	5.080%	N/A	$2,541,414

	Total Short-Term Investments (at amortized cost)			2,541,414

	Total Investments (cost $94,452,316) 104.4%			$121,861,809

	Other Assets and Liabilities, Net (4.4%)			(5,191,718)

	Total Net Assets 100.0%			$116,670,091

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

§ Denotes investments purchased on a when-issued basis.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$27,857,270
Gross unrealized depreciation	(1,018,847)

Net unrealized appreciation (depreciation)	$26,838,423
Cost for federal income tax purposes	$95,023,386

The accompanying Notes to Financial Statements are an integral part of this schedule.

136

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Consumer Discretionary (8.6%)			Financials (28.9%)
97,700	BorgWarner, Inc. *	$5,766,254	83,200	ACE, Ltd.	$5,039,424
20,050	CBS Corporation	625,159	161,600	Allstate Corporation	10,521,776
90,700	Clear Channel		170,100	American International
	Communications, Inc.	3,223,478		Group, Inc.	12,189,366
283,400	Comcast Corporation #	11,996,322	331,950	Bank of America Corporation	17,722,810
102,000	Federated Department		96,300	Chubb Corporation	5,095,233
	Stores, Inc.	3,889,260	387,445	Citigroup, Inc.	21,580,686
18,952	Idearc, Inc. #	542,975	52,600	City National Corporation *	3,745,120
58,300	J.C. Penney Company, Inc.		102,100	Countrywide Financial
	(Holding Company)	4,510,088		Corporation	4,334,145
88,360	Liberty Media Corporation –		58,000	Equity Office Properties Trust	2,793,860
	Capital #	8,657,513	19,400	Everest Re Group, Ltd.	1,903,334
95,000	Liberty Media Corporation –		96,175	Federal Home Loan Mortgage
	Interactive #	2,049,150		Corporation	6,530,282
11,437	Live Nation, Inc. #	256,189	64,400	Federal National Mortgage
178,300	News Corporation	3,829,884		Association	3,824,716
68,600	Office Depot, Inc. #	2,618,462	24,300	Goldman Sachs Group, Inc.	4,844,205
61,000	Sherwin-Williams Company	3,878,380	50,415	Hartford Financial Services
176,700	Time Warner, Inc.	3,848,526		Group, Inc.	4,704,224
137,400	TJX Companies, Inc.	3,913,152	486,752	J.P. Morgan Chase & Company	23,510,122
218,600	Visteon Corporation #	1,853,728	80,300	Lehman Brothers Holdings, Inc.	6,273,036
144,600	Walt Disney Company	4,955,442	128,700	Mellon Financial Corporation	5,424,705

	Total Consumer		110,500	Morgan Stanley	8,998,015
	Discretionary	66,413,962	34,600	PMI Group, Inc.	1,632,082

			129,400	PNC Financial Services
Consumer Staples (6.8%)				Group, Inc.	9,580,776
200,700	Altria Group, Inc.	17,224,074	147,400	Principal Financial Group, Inc.	8,652,380
91,000	Anheuser-Busch Companies, Inc.	4,477,200	44,500	Prudential Financial, Inc.	3,820,770
139,700	Estee Lauder Companies, Inc. *	5,702,554	19,300	Simon Property Group, Inc.	1,954,897
122,800	General Mills, Inc.	7,073,280	158,200	St. Paul Travelers
75,800	Kellogg Company	3,794,548		Companies, Inc.	8,493,758
82,045	Kimberly-Clark Corporation	5,574,958	141,000	State Street Corporation	9,509,040
138,200	Kroger Company	3,188,274	130,100	U.S. Bancorp	4,708,319
118,000	Wal-Mart Stores, Inc.	5,449,240	159,833	Wachovia Corporation	9,102,489

	Total Consumer Staples	52,484,128	137,813	Washington Mutual, Inc.	6,269,113

			285,290	Wells Fargo & Company	10,144,912

Energy (10.1%)				Total Financials	222,903,595

88,240	Apache Corporation	5,868,842
228,566	Chevron Corporation	16,806,458	Health Care (9.0%)
126,858	ConocoPhillips	9,127,433	243,600	Abbott Laboratories	11,865,756
351,600	Exxon Mobil Corporation	26,943,111	97,200	Baxter International, Inc.	4,509,108
69,100	Marathon Oil Corporation	6,391,750	11,200	Biotech HOLDRS Trust *	2,059,008
94,300	Occidental Petroleum		40,600	Eli Lilly and Company	2,115,260
	Corporation	4,604,669	45,600	GlaxoSmithKline plc	2,405,856
131,300	Schlumberger, Ltd.	8,292,908	77,925	Johnson & Johnson	5,144,608

	Total Energy	78,035,171	120,600	McKesson Corporation	6,114,420

The accompanying Notes to Financial Statements are an integral part of this schedule.

137

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (96.2%)	Value	Shares	Common Stock (96.2%)	Value

Health Care — continued			Materials (3.6%)
45,800	Novartis AG ADR	$2,630,752	127,595	Alcoa, Inc.	$3,829,126
690,200	Pfizer, Inc.	17,876,180	63,200	Aracruz Celulose SA *	3,870,368
219,900	Sanofi-Aventis ADR	10,152,783	160,900	E.I. du Pont de Nemours and
86,700	Wyeth	4,414,764		Company	7,837,439

	Total Health Care	69,288,495	80,840	International Paper Company	2,756,644

			118,800	MeadWestvaco Corporation	3,571,128
Industrials (11.0%)			96,900	Praxair, Inc.	5,749,077

132,400	AMR Corporation #*	4,002,452		Total Materials	27,613,782

101,700	CSX Corporation	3,501,531
27,200	Deere & Company	2,585,904	Telecommunications Services (5.8%)
196,000	Emerson Electric Company	8,637,720	55,500	ALLTEL Corporation	3,356,640
229,200	Flowserve Corporation #	11,567,724	381,440	AT&T, Inc.	13,636,480
303,000	General Electric Company	11,274,630	101,950	BellSouth Corporation	4,802,864
130,000	Lockheed Martin Corporation	11,969,100	253,702	Sprint Nextel Corporation	4,792,431
73,600	Parker-Hannifin Corporation	5,658,368	202,700	Time Warner Telecom, Inc. #	4,039,811
191,400	Republic Services, Inc.	7,784,238	378,955	Verizon Communications, Inc.	14,112,284

273,200	Steelcase, Inc. *	4,961,312		Total Telecommunications
50,800	Union Pacific Corporation	4,674,616		Services	44,740,510

128,400	United Technologies Corporation	8,027,568

	Total Industrials	84,645,163	Utilities (2.4%)

			54,200	Entergy Corporation	5,003,744
Information Technology (10.0%)			128,300	Exelon Corporation	7,940,487
146,900	Accenture, Ltd.	5,425,017	95,700	FirstEnergy Corporation	5,762,097

141,300	Amdocs, Ltd. #	5,475,375		Total Utilities	18,706,328

189,800	AMIS Holdings, Inc. #	2,006,186

84,540	Applied Materials, Inc.	1,559,763		Total Common Stock
69,100	Comverse Technology, Inc. #*	1,458,701		(cost $618,111,095)	742,237,612

193,900	Hewlett-Packard Company	7,986,741
140,150	Hyperion Solutions
	Corporation #	5,036,991
189,200	Intel Corporation	3,831,300
184,700	International Business
	Machines Corporation	17,943,605
301,500	Microsoft Corporation	9,002,790
147,400	Molex, Inc. *	4,662,262
132,700	Motorola, Inc.	2,728,312
153,290	Nokia Oyj ADR	3,114,853
130,900	Oracle Corporation #	2,243,626
480,600	Tellabs, Inc. #	4,930,956

	Total Information
	Technology	77,406,478

The accompanying Notes to Financial Statements are an integral part of this schedule.

138

Large Cap Value Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (2.5%)	Rate (+)	Date	Value

19,391,270	Thrivent Financial Securities Lending Trust	5.280%	N/A	$19,391,270

	Total Collateral Held for Securities Loaned
	(cost $19,391,270)			19,391,270

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.2%)	Rate (+)	Date	Value

$4,000,000	Amsterdam Funding Corporation	5.280%	1/25/2007	$3,985,920
1,685,000	Chariot Funding, LLC	5.290	1/9/2007	1,683,019
9,395,000	Corporate Asset Finance Company, LLC	5.300	1/2/2007	9,393,617
3,000,000	Falcon Asset Securitization Corporation	5.300	1/12/2007	2,995,142
2,000,000	Regency Markets No.1, LLC	5.285	1/22/2007	1,993,834
10,670,636	Thrivent Money Market Portfolio	5.080	N/A	10,670,636
2,000,000	Yorktown Capital, LLC	5.270	1/16/2007	1,995,608

	Total Short-Term Investments (at amortized cost)			32,717,776

	Total Investments (cost $670,220,141) 102.9%			$794,346,658

	Other Assets and Liabilities, Net (2.9%)			(22,652,531)

	Total Net Assets 100.0%			$771,694,127

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$126,433,920
Gross unrealized depreciation	(3,727,496)

Net unrealized appreciation (depreciation)	$122,706,424
Cost for federal income tax purposes	$671,640,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

139

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (95.3%)	Value	Shares	Common Stock (95.3%)	Value

Consumer Discretionary (10.7%)			107,800	Safeway, Inc.	$3,725,568
35,400	Carnival Corporation	$1,736,370	99,100	Walgreen Company	4,547,699
48,100	CBS Corporation	1,499,758	125,000	Wal-Mart Stores, Inc. *	5,772,500

161,000	Comcast Corporation #	6,742,680		Total Consumer Staples	77,153,566

77,900	D.R. Horton, Inc.	2,063,571
118,600	Dollar General Corporation *	1,904,716	Energy (9.1%)
35,800	E.W. Scripps Company	1,787,852	27,300	Apache Corporation	1,815,723
30,500	Fortune Brands, Inc.	2,604,395	57,900	BJ Services Company	1,697,628
62,200	Genuine Parts Company	2,950,146	173,119	Chevron Corporation	12,729,440
12,800	Harley-Davidson, Inc. *	902,016	132,230	ConocoPhillips	9,513,948
150,300	Home Depot, Inc.	6,036,048	14,700	Diamond Offshore
18,700	J.C. Penney Company, Inc.			Drilling, Inc. *	1,175,118
	(Holding Company) *	1,446,632	402,700	Exxon Mobil Corporation	30,858,901
31,100	Johnson Controls, Inc.	2,672,112	17,300	National Oilwell Varco, Inc. #	1,058,414
31,600	Kohl’s Corporation #	2,162,388	89,100	Occidental Petroleum
51,100	Limited Brands, Inc.	1,478,834		Corporation	4,350,753
115,200	Lowe’s Companies, Inc.	3,588,480	90,500	Schlumberger, Ltd.	5,715,980
127,200	McDonald’s Corporation	5,638,776	23,800	Total SA ADR	1,711,696
63,300	McGraw-Hill Companies, Inc.	4,305,666	19,600	Transocean, Inc. #	1,585,444
104,300	Newell Rubbermaid, Inc. *	3,019,485	60,700	XTO Energy, Inc.	2,855,935

230,600	News Corporation	4,953,288		Total Energy	75,068,980

53,800	Nordstrom, Inc.	2,654,492
75,800	Office Depot, Inc. #	2,893,286	Financials (21.5%)
35,600	Omnicom Group, Inc.	3,721,624	16,700	ACE, Ltd.	1,011,519
36,600	Royal Caribbean Cruises, Ltd.	1,514,508	11,600	Ambac Financial Group, Inc.	1,033,212
152,050	Staples, Inc.	4,059,735	45,500	American Capital Strategies, Ltd.	2,104,830
40,500	Starwood Hotels & Resorts		108,500	American Express Company	6,582,695
	Worldwide, Inc.	2,531,250	180,800	American International
55,200	Target Corporation	3,149,160		Group, Inc.	12,956,128
172,100	Time Warner, Inc.	3,748,338	38,120	Ameriprise Financial, Inc.	2,077,540
204,100	Walt Disney Company	6,994,507	22,700	Archstone-Smith Trust	1,321,367

	Total Consumer		38,100	Assurant, Inc.	2,105,025
	Discretionary	88,760,113	335,600	Bank of America Corporation	17,917,684

			23,800	Chubb Corporation	1,259,258
Consumer Staples (9.3%)			77,600	CIT Group, Inc.	4,327,752
38,300	Alberto-Culver Company	821,535	277,900	Citigroup, Inc.	15,479,030
136,500	Altria Group, Inc.	11,714,430	45,800	Federal Home Loan Mortgage
49,400	Anheuser-Busch Companies, Inc.	2,430,480		Corporation	3,109,820
183,400	Coca-Cola Company	8,849,050	61,600	Federal National Mortgage
59,100	Colgate-Palmolive Company	3,855,684		Association	3,658,424
61,800	CVS Corporation	1,910,238	18,000	Franklin Resources, Inc.	1,983,060
22,000	Diageo plc	1,744,820	21,700	Goldman Sachs Group, Inc.	4,325,895
59,300	General Mills, Inc.	3,415,680	51,100	Hartford Financial Services
82,600	Kroger Company	1,905,582		Group, Inc.	4,768,141
141,800	PepsiCo, Inc.	8,869,590	282,296	J.P. Morgan Chase & Company	13,634,897
235,500	Procter & Gamble Company	15,135,585	64,600	KeyCorp	2,456,738
37,500	Reynolds American, Inc. *	2,455,125	64,100	Lehman Brothers Holdings, Inc.	5,007,492

The accompanying Notes to Financial Statements are an integral part of this schedule.

140

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (95.3%)	Value	Shares	Common Stock (95.3%)	Value

Financials — continued			104,400	UnitedHealth Group, Inc.	$5,609,412
54,500	Lincoln National Corporation	$3,618,800	78,000	WellPoint, Inc. #	6,137,820
39,500	Loews Corporation	1,638,065	115,500	Wyeth	5,881,260

80,700	Marshall & Ilsley Corporation	3,882,477		Total Health Care	106,384,929

33,600	MBIA, Inc.	2,454,816
82,800	Mellon Financial Corporation	3,490,020	Industrials (9.9%)
29,700	Merrill Lynch & Company, Inc.	2,765,070	25,800	3M Company	2,010,594
75,700	MetLife, Inc.	4,467,057	44,900	Boeing Company	3,988,916
89,200	Morgan Stanley	7,263,556	25,200	Burlington Northern Santa Fe
40,500	PNC Financial Services			Corporation	1,860,012
	Group, Inc.	2,998,620	55,900	Caterpillar, Inc. *	3,428,347
42,700	Principal Financial Group, Inc.	2,506,490	31,700	Cooper Industries, Ltd.	2,866,631
17,600	ProLogis Trust	1,069,552	7,800	Deere & Company	741,546
51,102	Prudential Financial, Inc.	4,387,618	28,500	Dover Corporation	1,397,070
22,800	Simon Property Group, Inc.	2,309,412	73,700	Emerson Electric Company	3,247,959
56,500	SLM Corporation	2,755,505	20,100	FedEx Corporation	2,183,262
90,900	St. Paul Travelers		27,100	General Dynamics Corporation	2,014,885
	Companies, Inc.	4,880,421	615,000	General Electric Company	22,884,150
106,300	U.S. Bancorp	3,846,997	45,100	Goodrich Corporation	2,054,305
43,800	W.R. Berkley Corporation	1,511,538	58,800	Honeywell International, Inc.	2,660,112
110,576	Wachovia Corporation	6,297,303	59,300	Ingersoll-Rand Company *	2,320,409
262,900	Wells Fargo & Company	9,348,724	30,400	Lockheed Martin Corporation	2,798,928

	Total Financials	178,612,548	32,600	Manpower, Inc.	2,442,718

			21,200	Precision Castparts Corporation	1,659,536
Health Care (12.8%)			61,000	Raytheon Company	3,220,800
136,200	Abbott Laboratories	6,634,302	32,700	Textron, Inc.	3,066,279
65,100	AmerisourceBergen Corporation	2,926,896	17,700	Union Pacific Corporation	1,628,754
72,300	Amgen, Inc. #	4,938,813	39,000	United Parcel Service, Inc.	2,924,220
76,700	Baxter International, Inc.	3,558,113	101,400	United Technologies
71,600	Cardinal Health, Inc.	4,613,188		Corporation	6,339,528
75,700	Caremark Rx, Inc.	4,323,227	77,400	Waste Management, Inc.	2,845,998
36,100	Eli Lilly and Company	1,880,810	23,800	WESCO International, Inc. #	1,399,678

31,000	Express Scripts, Inc. #	2,219,600		Total Industrials	81,984,637

40,000	GlaxoSmithKline plc	2,110,400
30,000	Henry Schein, Inc. #*	1,469,400	Information Technology (13.7%)
193,700	Johnson & Johnson	12,788,074	57,000	Accenture, Ltd.	2,105,010
33,700	Laboratory Corporation of		52,400	Adobe Systems, Inc. #*	2,154,688
	America Holdings #*	2,475,939	29,900	Alliance Data Systems
77,000	McKesson Corporation	3,903,900		Corporation #*	1,867,853
74,400	Medco Health Solutions, Inc. #	3,975,936	41,600	Amdocs, Ltd. #	1,612,000
73,500	Medtronic, Inc.	3,932,985	46,300	Apple Computer, Inc. #	3,928,092
139,300	Merck & Company, Inc.	6,073,480	96,500	Applied Materials, Inc. *	1,780,425
39,000	Novartis AG ADR	2,240,160	62,900	Arrow Electronics, Inc. #	1,984,495
464,700	Pfizer, Inc.	12,035,730	462,900	Cisco Systems, Inc. #	12,651,057
36,100	Quest Diagnostics, Inc.	1,913,300	62,400	Citrix Systems, Inc. #*	1,687,920
200,600	Schering-Plough Corporation	4,742,184	37,100	Global Payments, Inc.	1,717,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

141

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (95.3%)	Value	Shares	Common Stock (95.3%)	Value

Information Technology — continued			Telecommunications Services (2.9%)
11,500	Google, Inc. #	$5,295,520	309,200	AT&T, Inc. *‡	$11,053,900
53,500	Harris Corporation	2,453,510	118,200	BellSouth Corporation	5,568,402
242,700	Hewlett-Packard Company	9,996,813	188,300	Verizon Communications, Inc.	7,012,292

53,500	Integrated Device			Total Telecommunications
	Technology, Inc. #*	828,180		Services	23,634,594

413,500	Intel Corporation	8,373,375
91,100	International Business Machines		Utilities (2.8%)
	Corporation	8,850,365	67,300	American Electric Power
62,800	Intersil Corporation	1,502,176		Company, Inc.	2,865,634
28,200	Lam Research Corporation #	1,427,484	73,600	FirstEnergy Corporation	4,431,456
18,800	MEMC Electronic		62,000	FPL Group, Inc. *	3,374,040
	Materials, Inc. #	735,832	29,700	ONEOK, Inc.	1,280,664
550,200	Microsoft Corporation	16,428,972	59,100	PG&E Corporation *	2,797,203
71,000	Molex, Inc.	2,245,730	68,700	PPL Corporation *	2,462,208
228,600	Motorola, Inc.	4,700,016	49,000	Sempra Energy *	2,742,530
44,200	NCR Corporation #	1,889,992	60,200	TXU Corporation	3,263,442

53,500	Network Appliance, Inc. #	2,101,480		Total Utilities	23,217,177

158,100	Oracle Corporation #	2,709,834

62,900	Paychex, Inc.	2,487,066		Total Common Stock
84,000	QUALCOMM, Inc.	3,174,360		(cost $669,320,578)	789,836,082

120,800	Texas Instruments, Inc.	3,479,040
82,840	Western Digital Corporation #	1,694,906
77,200	Western Union Company	1,730,824

	Total Information
	Technology	113,594,745

Materials (2.6%)
43,100	Air Products and
	Chemicals, Inc. ‡	3,029,068
35,900	Ball Corporation	1,565,240
60,600	Dow Chemical Company	2,420,364
91,300	E.I. du Pont de Nemours and
	Company	4,447,223
20,900	PPG Industries, Inc.	1,341,989
50,000	Praxair, Inc.	2,966,500
39,500	Rohm and Haas Company	2,019,240
24,800	Sigma-Aldrich Corporation *	1,927,456
37,100	Temple-Inland, Inc. *	1,707,713

	Total Materials	21,424,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

142

Large Cap Stock Portfolio
Schedule of Investments as of December 31, 2006

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (3.9%)		Rate (+)	Date	Value

32,286,273	Thrivent Financial Securities Lending Trust		5.280%	N/A	$32,286,273

		Total Collateral Held for Securities Loaned
		(cost $32,286,273)			32,286,273

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (4.5%)		Rate (+)	Date	Value

$2,000,000	Chariot Funding, LLC		5.290%	1/9/2007	$1,997,649
2,180,000	Federal National Mortgage Association ‡		5.180	2/7/2007	2,168,466
14,730,000	Greenwich Capital		5.290	1/2/2007	14,727,836
4,000,000	ING US Funding, LLC		5.260	1/19/2007	3,989,480
4,000,000	Regency Markets No.1, LLC		5.285	1/22/2007	3,987,668
10,842,740	Thrivent Money Market Portfolio		5.080	N/A	10,842,740

		Total Short-Term Investments (at amortized cost)			37,713,839

		Total Investments (cost $739,320,690) 103.7%			$859,836,194

		Other Assets and Liabilities, Net (3.7%)			(30,572,127)

		Total Net Assets 100.0%			$829,264,067

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	22	March 2007	$7,894,260	$7,856,200	($38,060)

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2006, $2,168,466 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $9,805,168 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

ADR — American Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing U.S. depository bank.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$123,301,470
Gross unrealized depreciation	(7,080,110)

Net unrealized appreciation (depreciation)	$116,221,360
Cost for federal income tax purposes	$743,614,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

143

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Consumer Discretionary (10.4%)			24,600	Interpublic Group of
17,200	Amazon.com, Inc. #*	$678,712		Companies, Inc. #	$301,104
7,800	Apollo Group, Inc. #	303,966	12,500	J.C. Penney Company, Inc.
8,400	AutoNation, Inc. #	179,088		(Holding Company)	967,000
3,000	AutoZone, Inc. #	346,680	11,000	Johnson Controls, Inc.	945,120
15,800	Bed Bath & Beyond, Inc. #	601,980	6,300	Jones Apparel Group, Inc.	210,609
22,525	Best Buy Company, Inc.	1,108,005	4,300	KB Home	220,504
6,200	Big Lots, Inc. #	142,104	18,300	Kohl’s Corporation #	1,252,269
3,900	Black & Decker Corporation	311,883	10,200	Leggett & Platt, Inc.	243,780
5,200	Brunswick Corporation	165,880	7,800	Lennar Corporation	409,188
24,900	Carnival Corporation	1,221,345	19,104	Limited Brands, Inc.	552,870
43,672	CBS Corporation	1,361,693	5,900	Liz Claiborne, Inc.	256,414
6,600	Centex Corporation	371,382	85,200	Lowe’s Companies, Inc.	2,653,980
8,100	Circuit City Stores, Inc.	153,738	18,800	Marriott International, Inc.	897,136
27,600	Clear Channel		21,250	Mattel, Inc.	481,525
	Communications, Inc.	980,904	69,200	McDonald’s Corporation	3,067,636
20,500	Coach, Inc. #	880,680	19,800	McGraw-Hill Companies, Inc.	1,346,796
116,377	Comcast Corporation #*	4,926,238	2,300	Meredith Corporation	129,605
15,400	D.R. Horton, Inc.	407,946	8,100	New York Times Company *	197,316
8,250	Darden Restaurants, Inc.	331,402	15,573	Newell Rubbermaid, Inc.	450,838
3,500	Dillard’s, Inc.	122,395	130,900	News Corporation	2,811,732
43,100	DIRECTV Group, Inc. #	1,074,914	10,600	NIKE, Inc.	1,049,718
17,515	Dollar General Corporation	281,291	12,800	Nordstrom, Inc.	631,552
3,800	Dow Jones & Company, Inc. *	144,400	15,500	Office Depot, Inc. #	591,635
4,800	E.W. Scripps Company *	239,712	4,200	OfficeMax, Inc.	208,530
16,000	Eastman Kodak Company *	412,800	9,500	Omnicom Group, Inc.	993,130
8,400	Family Dollar Stores, Inc.	246,372	11,800	Pulte Homes, Inc.	390,816
29,368	Federated Department		7,800	RadioShack Corporation *	130,884
	Stores, Inc.	1,119,802	4,632	Sears Holdings Corporation #	777,852
105,700	Ford Motor Company	793,807	6,400	Sherwin-Williams Company	406,912
8,500	Fortune Brands, Inc.	725,815	3,400	Snap-On, Inc.	161,976
13,100	Gannett Company, Inc.	792,026	4,700	Stanley Works	236,363
29,462	Gap, Inc.	574,509	40,375	Staples, Inc.	1,078,012
31,600	General Motors Corporation *	970,752	42,400	Starbucks Corporation #	1,501,808
9,600	Genuine Parts Company	455,328	11,800	Starwood Hotels & Resorts
9,900	Goodyear Tire & Rubber			Worldwide, Inc.	737,500
	Company #*	207,801	48,000	Target Corporation	2,738,400
18,000	H&R Block, Inc.	414,720	7,500	Tiffany & Company	294,300
14,500	Harley-Davidson, Inc.	1,021,815	223,350	Time Warner, Inc.	4,864,563
3,700	Harman International		25,400	TJX Companies, Inc.	723,392
	Industries, Inc.	369,667	10,700	Tribune Company *	329,346
10,500	Harrah’s Entertainment, Inc.	868,560	14,200	Univision
9,050	Hasbro, Inc.	246,612		Communications, Inc. #	502,964
21,600	Hilton Hotels Corporation	753,840	5,100	VF Corporation	418,608
114,200	Home Depot, Inc.	4,586,272	39,072	Viacom, Inc. #	1,603,124
12,500	IAC InterActiveCorp #*	464,500	115,747	Walt Disney Company	3,966,650
18,900	International Game Technology	873,180	5,500	Wendy’s International, Inc.	181,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

144

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Consumer Discretionary — continued			8,000	Whole Foods Market, Inc.	$375,440
4,558	Whirlpool Corporation	$378,389	12,275	William Wrigley Jr. Company	634,863

11,072	Wyndham Worldwide			Total Consumer Staples	65,925,909

	Corporation #	354,525
14,740	Yum! Brands, Inc.	866,712	Energy (9.6%)

	Total Consumer		25,672	Anadarko Petroleum
	Discretionary	75,749,594		Corporation	1,117,245

			18,520	Apache Corporation	1,231,765
Consumer Staples (9.1%)			17,900	Baker Hughes, Inc.	1,336,414
117,200	Altria Group, Inc.	10,058,104	16,400	BJ Services Company	480,848
43,000	Anheuser-Busch Companies, Inc.	2,115,600	23,200	Chesapeake Energy Corporation	673,960
36,768	Archer-Daniels-Midland		121,996	Chevron Corporation	8,970,366
	Company	1,175,105	92,049	ConocoPhillips	6,622,926
24,800	Avon Products, Inc.	819,392	10,200	CONSOL Energy, Inc.	327,726
4,600	Brown-Forman Corporation	304,704	24,700	Devon Energy Corporation	1,656,876
12,200	Campbell Soup Company	474,458	39,418	El Paso Corporation	602,307
8,500	Clorox Company	545,275	13,600	EOG Resources, Inc.	849,320
114,100	Coca-Cola Company	5,505,325	326,308	Exxon Mobil Corporation	25,004,984
15,600	Coca-Cola Enterprises, Inc.	318,552	56,200	Halliburton Company	1,745,010
28,700	Colgate-Palmolive Company	1,872,388	15,100	Hess Corporation	748,507
28,500	ConAgra Foods, Inc.	769,500	6,200	Kinder Morgan, Inc.	655,650
11,700	Constellation Brands, Inc. #	339,534	19,634	Marathon Oil Corporation	1,816,145
25,700	Costco Wholesale Corporation	1,358,759	10,500	Murphy Oil Corporation	533,925
46,000	CVS Corporation	1,421,860	16,700	Nabors Industries, Ltd. #	497,326
7,600	Dean Foods Company #	321,328	9,800	National Oilwell Varco, Inc. #	599,564
7,200	Estee Lauder Companies, Inc.	293,904	7,500	Noble Corporation	571,125
19,100	General Mills, Inc.	1,100,160	48,200	Occidental Petroleum
18,400	H.J. Heinz Company	828,184		Corporation	2,353,606
9,900	Hershey Company	493,020	14,700	Peabody Energy Corporation	594,027
14,000	Kellogg Company	700,840	6,200	Rowan Companies, Inc.	205,840
25,592	Kimberly-Clark Corporation	1,738,976	65,900	Schlumberger, Ltd.	4,162,244
40,100	Kroger Company	925,107	11,100	Smith International, Inc.	455,877
7,500	McCormick & Company, Inc.	289,200	6,900	Sunoco, Inc.	430,284
2,700	Molson Coors Brewing Company	206,388	16,311	Transocean, Inc. #	1,319,397
7,800	Pepsi Bottling Group, Inc.	241,098	33,800	Valero Energy Corporation	1,729,208
91,870	PepsiCo, Inc.	5,746,468	19,000	Weatherford International, Ltd. #	794,010
177,260	Procter & Gamble Company	11,392,500	33,300	Williams Companies, Inc.	869,796
9,500	Reynolds American, Inc. *	621,965	20,400	XTO Energy, Inc.	959,820

24,800	Safeway, Inc.	857,088		Total Energy	69,916,098

41,700	Sara Lee Corporation	710,151
11,481	SUPERVALU, Inc.	410,446	Financials (21.8%)
34,500	SYSCO Corporation	1,268,220	18,200	ACE, Ltd.	1,102,374
14,200	Tyson Foods, Inc.	233,590	27,600	AFLAC, Inc. ‡	1,269,600
9,100	UST, Inc. *	529,620	34,882	Allstate Corporation ‡	2,271,167
56,100	Walgreen Company	2,574,429	6,000	Ambac Financial Group, Inc.	534,420
137,600	Wal-Mart Stores, Inc.	6,354,368	67,400	American Express Company	4,089,158

The accompanying Notes to Financial Statements are an integral part of this schedule.

145

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Financials — continued			22,500	KeyCorp	$855,675
145,440	American International		12,800	Kimco Realty Corporation	575,360
	Group, Inc.	$10,422,230	7,400	Legg Mason, Inc.	703,370
13,500	Ameriprise Financial, Inc.	735,750	29,600	Lehman Brothers
17,325	Aon Corporation	612,266		Holdings, Inc.	2,312,352
5,400	Apartment Investment &		15,994	Lincoln National Corporation	1,062,008
	Management Company	302,508	25,500	Loews Corporation	1,057,485
12,300	Archstone-Smith Trust	715,983	4,500	M&T Bank Corporation	549,720
251,218	Bank of America Corporation	13,412,529	30,900	Marsh & McLennan
42,700	Bank of New York Company, Inc.	1,681,099		Companies, Inc.	947,394
30,200	BB&T Corporation	1,326,686	14,400	Marshall & Ilsley Corporation	692,784
6,531	Bear Stearns Companies, Inc.	1,063,116	7,450	MBIA, Inc.	544,297
6,700	Boston Properties, Inc.	749,596	23,000	Mellon Financial Corporation	969,450
22,773	Capital One Financial		49,400	Merrill Lynch & Company, Inc.	4,599,140
	Corporation	1,749,422	42,500	MetLife, Inc.	2,507,925
10,300	CB Richard Ellis Group, Inc. #	341,960	4,800	MGIC Investment Corporation	300,192
57,225	Charles Schwab Corporation	1,106,732	13,100	Moody’s Corporation	904,686
1,900	Chicago Mercantile Exchange		59,150	Morgan Stanley	4,816,584
	Holdings, Inc.	968,525	35,300	National City Corporation	1,290,568
23,000	Chubb Corporation	1,216,930	10,500	Northern Trust Corporation	637,245
9,838	Cincinnati Financial Corporation	445,760	10,000	Plum Creek Timber
11,000	CIT Group, Inc.	613,470		Company, Inc.	398,500
274,939	Citigroup, Inc.	15,314,102	16,400	PNC Financial Services
8,950	Comerica, Inc.	525,186		Group, Inc.	1,214,256
10,500	Commerce Bancorp, Inc. *	370,335	15,100	Principal Financial Group, Inc.	886,370
7,400	Compass Bancshares, Inc.	441,410	42,600	Progressive Corporation	1,031,772
34,800	Countrywide Financial		13,900	ProLogis Trust	844,703
	Corporation	1,477,260	26,600	Prudential Financial, Inc.	2,283,876
23,900	E*TRADE Financial Corporation #	535,838	7,000	Public Storage, Inc.	682,500
19,600	Equity Office Properties Trust	944,132	11,990	Realogy Corporation #	363,537
16,300	Equity Residential REIT	827,225	40,777	Regions Financial Corporation	1,525,060
38,700	Federal Home Loan Mortgage		5,900	SAFECO Corporation	369,045
	Corporation	2,627,730	12,300	Simon Property Group, Inc.	1,245,867
54,500	Federal National Mortgage		22,800	SLM Corporation	1,111,956
	Association	3,236,755	20,110	Sovereign Bancorp, Inc.	510,593
5,200	Federated Investors, Inc.	175,656	38,581	St. Paul Travelers
31,194	Fifth Third Bancorp *	1,276,770		Companies, Inc.	2,071,414
7,100	First Horizon National		18,500	State Street Corporation	1,247,640
	Corporation *	296,638	19,800	SunTrust Banks, Inc.	1,672,110
9,400	Franklin Resources, Inc.	1,035,598	18,200	Synovus Financial Corporation	561,106
24,800	Genworth Financial, Inc.	848,408	14,668	T. Rowe Price Group, Inc.	642,018
23,800	Goldman Sachs Group, Inc.	4,744,530	5,500	Torchmark Corporation	350,680
17,800	Hartford Financial Services		98,285	U.S. Bancorp	3,556,934
	Group, Inc.	1,660,918	19,124	UnumProvident Corporation *	397,397
13,471	Huntington Bancshares, Inc.	319,936	7,400	Vornado Realty Trust	899,100
194,093	J.P. Morgan Chase & Company	9,374,692	106,593	Wachovia Corporation	6,070,471
11,100	Janus Capital Group, Inc.	239,649	52,853	Washington Mutual, Inc.	2,404,288

The accompanying Notes to Financial Statements are an integral part of this schedule.

146

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Financials — continued			121,400	Merck & Company, Inc.	$5,293,040
188,900	Wells Fargo & Company	$6,717,284	3,100	Millipore Corporation #	206,460
10,200	XL Capital, Ltd.	734,604	11,800	Mylan Laboratories, Inc.	235,528
6,100	Zions Bancorporation	502,884	7,700	Patterson Companies, Inc. #	273,427

	Total Financials	158,626,249	6,900	PerkinElmer, Inc.	153,387

			403,453	Pfizer, Inc.	10,449,433
Health Care (11.8%)			8,900	Quest Diagnostics, Inc.	471,700
85,800	Abbott Laboratories ‡	4,179,318	82,900	Schering-Plough Corporation	1,959,756
29,196	Aetna, Inc.	1,260,683	19,684	St. Jude Medical, Inc. #	719,647
8,700	Allergan, Inc.	1,041,738	16,600	Stryker Corporation	914,826
10,700	AmerisourceBergen Corporation	481,072	26,300	Tenet Healthcare Corporation #	183,311
65,240	Amgen, Inc. #	4,456,544	22,800	Thermo Electron Corporation #	1,032,612
10,300	Applera Corporation (Applied		75,300	UnitedHealth Group, Inc.	4,045,869
	Biosystems Group)	377,907	5,600	Waters Corporation #	274,232
6,000	Barr Pharmaceuticals, Inc. #	300,720	5,900	Watson Pharmaceuticals, Inc. #	153,577
3,200	Bausch & Lomb, Inc. *	166,592	34,600	WellPoint, Inc. #	2,722,674
36,600	Baxter International, Inc.	1,697,874	75,300	Wyeth	3,834,276
13,900	Becton, Dickinson and Company	975,085	13,350	Zimmer Holdings, Inc. #	1,046,373

18,900	Biogen Idec, Inc. #	929,691		Total Health Care	85,624,171

13,650	Biomet, Inc.	563,336
65,950	Boston Scientific Corporation #	1,133,021	Industrials (10.6%)
110,000	Bristol-Myers Squibb Company	2,895,200	41,200	3M Company	3,210,716
5,700	C.R. Bard, Inc.	472,929	14,300	Allied Waste Industries, Inc. #	175,747
22,575	Cardinal Health, Inc.	1,454,507	9,400	American Power Conversion
23,900	Caremark Rx, Inc.	1,364,929		Corporation	287,546
20,800	Celgene Corporation #	1,196,624	9,900	American Standard
5,700	CIGNA Corporation	749,949		Companies, Inc.	453,915
8,900	Coventry Health Care, Inc. #	445,445	5,400	Avery Dennison Corporation	366,822
55,000	Eli Lilly and Company	2,865,500	44,160	Boeing Company	3,923,174
7,500	Express Scripts, Inc. #	537,000	20,092	Burlington Northern Santa Fe
17,700	Forest Laboratories, Inc. #	895,620		Corporation	1,482,991
14,700	Genzyme Corporation #	905,226	36,400	Caterpillar, Inc.	2,232,412
25,700	Gilead Sciences, Inc. #	1,668,701	7,700	Cintas Corporation	305,767
13,500	Health Management		5,100	Cooper Industries, Ltd.	461,193
	Associates, Inc.	284,985	24,300	CSX Corporation	836,649
8,780	Hospira, Inc. #	294,832	3,000	Cummins, Inc.	354,540
9,300	Humana, Inc. #	514,383	13,300	Danaher Corporation	963,452
11,100	IMS Health, Inc.	305,028	12,900	Deere & Company	1,226,403
162,240	Johnson & Johnson	10,711,085	11,500	Dover Corporation	563,730
13,600	King Pharmaceuticals, Inc. #	216,512	8,400	Eaton Corporation	631,176
7,100	Laboratory Corporation of		44,900	Emerson Electric Company	1,978,743
	America Holdings #	521,637	7,000	Equifax, Inc.	284,200
4,300	Manor Care, Inc. *	201,756	17,160	FedEx Corporation	1,863,919
16,542	McKesson Corporation	838,679	5,000	Fluor Corporation	408,250
16,343	Medco Health Solutions, Inc. #	873,370	22,600	General Dynamics Corporation	1,680,310
13,300	MedImmune, Inc. #	430,521	576,800	General Electric Company ‡	21,462,728
64,400	Medtronic, Inc.	3,446,044	7,000	Goodrich Corporation	318,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

147

Large Cap Index Portfolio Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Industrials — continued			11,400	BMC Software, Inc. #	$367,080
45,675	Honeywell International, Inc.	$2,066,337	26,200	Broadcom Corporation #	846,522
23,400	Illinois Tool Works, Inc.	1,080,846	22,912	CA, Inc.	518,957
17,100	Ingersoll-Rand Company	669,123	4,657	CIENA Corporation #	129,045
10,500	ITT Corporation	596,610	339,800	Cisco Systems, Inc. #	9,286,734
7,000	L-3 Communications		10,100	Citrix Systems, Inc. #	273,205
	Holdings, Inc.	572,460	8,000	Cognizant Technology Solutions
19,900	Lockheed Martin Corporation	1,832,193		Corporation #	617,280
22,000	Masco Corporation	657,140	9,600	Computer Sciences Corporation #	512,352
7,100	Monster Worldwide, Inc. #	331,144	19,700	Compuware Corporation #	164,101
22,200	Norfolk Southern Corporation	1,116,438	11,400	Comverse Technology, Inc. #	240,654
19,298	Northrop Grumman Corporation	1,306,475	7,900	Convergys Corporation #	187,862
13,825	PACCAR, Inc. *	897,242	87,500	Corning, Inc. #	1,637,125
6,900	Pall Corporation	238,395	127,100	Dell, Inc. #	3,188,939
6,650	Parker-Hannifin Corporation	511,252	64,700	eBay, Inc. #	1,945,529
12,600	Pitney Bowes, Inc.	581,994	17,200	Electronic Arts, Inc. #	866,192
12,200	R.R. Donnelley & Sons Company	433,588	29,000	Electronic Data Systems
24,800	Raytheon Company	1,309,440		Corporation	798,950
9,300	Robert Half International, Inc.	345,216	123,286	EMC Corporation #	1,627,375
9,500	Rockwell Automation, Inc.	580,260	9,000	Fidelity National Information
9,400	Rockwell Collins, Inc.	594,926		Services, Inc.	360,810
3,500	Ryder System, Inc.	178,710	42,780	First Data Corporation	1,091,746
44,300	Southwest Airlines Company	678,676	9,600	Fiserv, Inc. #	503,232
5,600	Terex Corporation #	361,648	11,900	Google, Inc. #	5,479,712
7,000	Textron, Inc.	656,390	153,186	Hewlett-Packard Company	6,309,731
111,207	Tyco International, Ltd.	3,380,693	322,600	Intel Corporation	6,532,650
15,100	Union Pacific Corporation	1,389,502	84,200	International Business Machines
60,000	United Parcel Service, Inc.	4,498,800		Corporation	8,180,030
56,100	United Technologies Corporation	3,507,372	19,500	Intuit, Inc. #	594,945
4,100	W.W. Grainger, Inc.	286,754	10,300	Jabil Circuit, Inc.	252,865
29,899	Waste Management, Inc.	1,099,386	11,763	JDS Uniphase Corporation #	195,963

	Total Industrials	77,232,243	31,600	Juniper Networks, Inc. #	598,504

			11,200	KLA-Tencor Corporation	557,200
Information Technology (14.8%)			5,400	Lexmark International, Inc. #	395,280
6,585	ADC Telecommunications, Inc. #	95,680	16,700	Linear Technology Corporation	506,344
32,700	Adobe Systems, Inc. #‡	1,344,624	22,400	LSI Logic Corporation #	201,600
30,700	Advanced Micro Devices, Inc. #	624,745	18,000	Maxim Integrated Products, Inc.	551,160
6,700	Affiliated Computer		42,200	Micron Technology, Inc. #	589,112
	Services, Inc. #	327,228	484,100	Microsoft Corporation	14,455,226
22,815	Agilent Technologies, Inc. #	795,103	8,000	Molex, Inc.	253,040
20,200	Altera Corporation #	397,536	135,190	Motorola, Inc.	2,779,506
19,100	Analog Devices, Inc.	627,817	16,200	National Semiconductor
47,500	Apple Computer, Inc. #	4,029,900		Corporation	367,740
77,700	Applied Materials, Inc.	1,433,565	9,900	NCR Corporation #	423,324
13,000	Autodesk, Inc. #	525,980	20,900	Network Appliance, Inc. #	820,952
30,800	Automatic Data Processing, Inc.	1,516,900	18,900	Novell, Inc. #	117,180
25,376	Avaya, Inc. #	354,756	6,900	Novellus Systems, Inc. #	237,498

The accompanying Notes to Financial Statements are an integral part of this schedule.

148

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Information Technology — continued			25,148	Newmont Mining Corporation	$1,135,432
19,800	NVIDIA Corporation #	$732,798	16,900	Nucor Corporation	923,754
223,837	Oracle Corporation #	3,836,566	7,500	Pactiv Corporation #	267,675
18,900	Paychex, Inc.	747,306	11,340	Phelps Dodge Corporation	1,357,625
11,700	PMC-Sierra, Inc. #*	78,507	9,300	PPG Industries, Inc.	597,153
8,900	QLogic Corporation #	195,088	18,000	Praxair, Inc.	1,067,940
92,400	QUALCOMM, Inc.	3,491,796	8,013	Rohm and Haas Company	409,625
7,449	Sabre Holdings Corporation	237,549	4,576	Sealed Air Corporation	297,074
12,600	SanDisk Corporation #	542,178	3,700	Sigma-Aldrich Corporation *	287,564
29,900	Sanmina-SCI Corporation #	103,155	6,000	Temple-Inland, Inc.	276,180
51,100	Solectron Corporation #	164,542	6,600	United States Steel Corporation	482,724
196,900	Sun Microsystems, Inc. #	1,067,198	5,200	Vulcan Materials Company	467,324
52,424	Symantec Corporation #	1,093,040	13,200	Weyerhaeuser Company	932,580

14,169	Symbol Technologies, Inc.	211,685		Total Materials	21,132,563

4,800	Tektronix, Inc.	140,016
24,700	Tellabs, Inc. #	253,422	Telecommunications Services (3.4%)
10,800	Teradyne, Inc. #	161,568	20,900	ALLTEL Corporation	1,264,032
83,000	Texas Instruments, Inc.	2,390,400	214,989	AT&T, Inc. ‡	7,685,857
19,300	Unisys Corporation #	151,312	102,000	BellSouth Corporation	4,805,220
13,800	VeriSign, Inc. #	331,890	6,500	CenturyTel, Inc.	283,790
42,880	Western Union Company	961,370	18,100	Citizens Communications
54,000	Xerox Corporation #	915,300		Company	260,097
18,800	Xilinx, Inc.	447,628	8,401	Embarq Corporation	441,557
68,500	Yahoo!, Inc. #	1,749,490	89,972	Qwest Communications

	Total Information			International, Inc. #*	753,066
	Technology	107,640,890	161,920	Sprint Nextel Corporation	3,058,669

			163,296	Verizon Communications, Inc.	6,081,143
Materials (2.9%)			26,607	Windstream Corporation	378,352

12,500	Air Products and Chemicals, Inc.	878,500		Total Telecommunications
48,464	Alcoa, Inc.	1,454,405		Services	25,011,783

5,569	Allegheny Technologies, Inc.	504,997
3,300	Ashland, Inc.	228,294	Utilities (3.5%)
6,000	Ball Corporation	261,600	37,100	AES Corporation #	817,684
6,000	Bemis Company, Inc.	203,880	9,300	Allegheny Energy, Inc. #	426,963
53,393	Dow Chemical Company	2,132,516	11,700	Ameren Corporation	628,641
51,411	E.I. du Pont de Nemours and		22,060	American Electric Power
	Company	2,504,230		Company, Inc.	939,315
4,800	Eastman Chemical Company	284,688	17,673	CenterPoint Energy, Inc. *	293,018
10,000	Ecolab, Inc.	452,000	12,600	CMS Energy Corporation #	210,420
11,000	Freeport-McMoRan Copper &		14,500	Consolidated Edison, Inc.	697,015
	Gold, Inc.	613,030	10,200	Constellation Energy Group, Inc.	702,474
6,500	Hercules, Inc. #	125,515	19,747	Dominion Resources, Inc.	1,655,588
4,400	International Flavors &		10,000	DTE Energy Company	484,100
	Fragrances, Inc.	216,304	70,208	Duke Energy Corporation	2,331,608
25,371	International Paper Company	865,151	21,104	Dynegy, Inc. #	152,793
10,281	MeadWestvaco Corporation	309,047	18,200	Edison International, Inc.	827,736
30,378	Monsanto Company	1,595,756	11,500	Entergy Corporation	1,061,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

149

Large Cap Index Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (97.9%)	Value	Shares	Common Stock (97.9%)	Value

Utilities — continued			14,200	Public Service Enterprise
37,524	Exelon Corporation	$2,322,360		Group, Inc.	$942,596
17,800	FirstEnergy Corporation	1,071,738	5,000	Questar Corporation	415,250
22,700	FPL Group, Inc.	1,235,334	14,675	Sempra Energy	821,360
10,000	KeySpan Corporation	411,800	41,500	Southern Company	1,529,690
2,600	Nicor, Inc. *	121,680	11,800	TECO Energy, Inc.	203,314
15,309	NiSource, Inc.	368,947	25,634	TXU Corporation	1,389,619
2,300	Peoples Energy Corporation	102,511	22,805	Xcel Energy, Inc. *	525,883

19,500	PG&E Corporation	922,935		Total Utilities	25,368,918

5,700	Pinnacle West Capital Corporation 288,648

21,300	PPL Corporation	763,392		Total Common Stock
14,320	Progress Energy, Inc.	702,826		(cost $536,383,818)	712,228,418

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (1.5%)		Rate (+)	Date	Value

10,749,135	Thrivent Financial Securities Lending Trust		5.280%	N/A	$10,749,135

		Total Collateral Held for Securities Loaned
		(cost $10,749,135)			10,749,135

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (2.0%)		Rate (+)	Date	Value

$1,100,000	Federal National Mortgage Association ‡		5.180%	2/7/2007	$1,094,174
9,511,577	Thrivent Money Market Portfolio		5.080	N/A	9,511,577
4,220,000	Windmill Funding Corporation		5.310	1/2/2007	4,219,378

		Total Short-Term Investments (at amortized cost)			14,825,129

		Total Investments (cost $561,958,082) 101.4%			$737,802,682

		Other Assets and Liabilities, Net (1.4%)			(10,501,763)

		Total Net Assets 100.0%			$727,300,919

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	41	March 2007	$14,617,755	$14,641,100	$23,345

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

‡ At December 31, 2006, $1,094,174 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $20,449,488 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$230,416,484
Gross unrealized depreciation	(60,309,438)

Net unrealized appreciation (depreciation)	$170,107,046
Cost for federal income tax purposes	$567,695,636

The accompanying Notes to Financial Statements are an integral part of this schedule.

150

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (95.5%)	Value	Shares	Common Stock (95.5%)	Value

Consumer Discretionary (2.6%)			15,000	First Industrial Realty
92,500	Hilton Hotels Corporation	$3,228,250		Trust, Inc. *	$703,350
105,000	Starwood Hotels & Resorts		35,000	Forest City Enterprises *	2,044,000
	Worldwide, Inc.	6,562,500	190,200	General Growth Properties, Inc.	9,934,146

	Total Consumer		53,000	Health Care Property
	Discretionary	9,790,750		Investors, Inc.	1,951,460

			31,000	Health Care REIT, Inc. *	1,333,620
Financials (92.9%)			21,000	Healthcare Realty Trust, Inc. *	830,340
25,000	Acadia Realty Trust	625,500	29,333	Highland Hospitality
49,300	Alexandria Real Estate			Corporation *	417,995
	Equities, Inc.	4,949,720	60,000	Highwoods Properties, Inc.	2,445,600
109,000	AMB Property Corporation	6,388,490	17,500	Home Properties, Inc.	1,037,225
29,715	American Campus		525,356	Host Marriott Corporation	12,897,490
	Communities, Inc. *	845,986	40,000	HRPT Properties Trust *	494,000
56,500	Apartment Investment &		25,083	Inland Real Estate Corporation *	469,554
	Management Company	3,165,130	17,100	Innkeepers USA Trust	265,050
239,907	Archstone-Smith Trust	13,964,986	32,000	iStar Financial, Inc. *	1,530,240
105,400	Avalonbay Communities, Inc.	13,707,270	31,500	Kilroy Realty Corporation	2,457,000
70,000	BioMed Realty Trust, Inc.	2,002,000	248,028	Kimco Realty Corporation *	11,148,859
133,700	Boston Properties, Inc.	14,958,356	45,000	Kite Realty Group Trust *	837,900
113,200	Brandywine Realty Trust *	3,763,900	55,000	LaSalle Hotel Properties	2,521,750
51,600	BRE Properties, Inc. *	3,355,032	50,000	Liberty Property Trust *	2,457,000
184,000	Brookfield Properties Corporation	7,236,720	82,200	Macerich Company	7,116,054
72,000	Camden Property Trust	5,317,200	56,500	Mack-Cali Realty Corporation *	2,881,500
35,000	CBL & Associates		50,000	Maguire Properties, Inc.	2,000,000
	Properties, Inc. *	1,517,250	40,000	Medical Properties Trust, Inc. *	612,000
20,000	Colonial Properties Trust	937,600	25,358	Mid-America Apartment
88,300	Corporate Office Properties			Communities, Inc.	1,451,492
	Trust *	4,456,501	26,600	National Retail Properties, Inc.	610,470
10,000	Crescent Real Estate Equities		70,000	Nationwide Health
	Company *	197,500		Properties, Inc. *	2,115,400
17,900	Crystal River Capital, Inc. *	456,987	40,000	New Plan Excel Realty
128,500	Developers Diversified Realty			Trust, Inc. *	1,099,200
	Corporation *	8,089,075	20,000	Newcastle Investment
10,000	DiamondRock Hospitality			Corporation *	626,400
	Company *	180,100	20,000	NorthStar Realty Finance
35,600	Digital Realty Trust, Inc.	1,218,588		Corporation	331,400
63,700	Duke Realty Corporation *	2,605,330	30,000	Omega Healthcare
30,000	EastGroup Properties, Inc. *	1,606,800		Investors, Inc. *	531,600
50,000	Equity Inns, Inc. *	798,000	20,000	Post Properties, Inc.	914,000
32,500	Equity Lifestyle Properties, Inc.	1,768,975	300,000	ProLogis Trust	18,231,000
306,353	Equity Office Properties Trust	14,757,024	15,600	PS Business Parks, Inc.	1,103,076
287,900	Equity Residential REIT	14,610,925	128,860	Public Storage, Inc.	12,563,850
36,000	Essex Property Trust, Inc. *	4,653,000	13,000	Realty Income Corporation	360,100
55,000	Extra Space Storage, Inc. *	1,004,300	50,000	Reckson Associates Realty
69,900	Federal Realty Investment Trust	5,941,500		Corporation *	2,280,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

151

Real Estate Securities Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (95.5%)	Value	Shares	Common Stock (95.5%)	Value

Financials — continued			56,500	Taubman Centers, Inc.	$2,873,590
100,800	Regency Centers Corporation	$7,879,536	185,100	United Dominion Realty
54,000	Senior Housing Property Trust *	1,321,920		Trust, Inc. *	5,884,329
262,500	Simon Property Group, Inc.	26,588,625	40,000	U-Store-It Trust *	822,000
74,500	SL Green Realty Corporation	9,892,110	128,500	Ventas, Inc.	5,438,120
20,000	SPDR DJ Wilshire International		149,100	Vornado Realty Trust	18,115,650
	Real Estate ETF #	1,265,200	40,000	Weingarten Realty Investors *	1,844,400

85,000	Spirit Finance Corporation *	1,059,950		Total Financials	341,758,191

9,663	Sun Communities, Inc.	312,695

60,000	Sunstone Hotel Investors, Inc.	1,603,800		Total Common Stock
30,000	Tanger Factory Outlet			(cost $239,434,373)	351,548,941

	Centers, Inc. *	1,172,400

			Interest	Maturity
Shares	Collateral Held for Securities Loaned (9.4%)		Rate (+)	Date	Value

34,600,966	Thrivent Financial Securities Lending Trust		5.280%	N/A	$34,600,966

		Total Collateral Held for Securities Loaned
		(cost $34,600,966)			34,600,966

Shares or
Principal			Interest	Maturity
Amount	Short-Term Investments (5.9%)		Rate (+)	Date	Value

14,676,961	Thrivent Money Market Portfolio		5.080%	N/A	$14,676,961
$6,935,000	Windmill Funding Corporation		5.310	1/2/2007	6,933,977

		Total Short-Term Investments (at amortized cost)			21,610,938

		Total Investments (cost $295,646,277) 110.8%			$407,760,845

		Other Assets and Liabilities, Net (10.8%)			(39,872,429)

		Total Net Assets 100.0%			$367,888,416

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT – Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$111,783,661
Gross unrealized depreciation	(201,378)

Net unrealized appreciation (depreciation)	$111,582,283
Cost for federal income tax purposes	$296,178,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

152

Balanced Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Consumer Discretionary (6.8%)			9,600	International Game Technology	$443,520
8,900	Amazon.com, Inc. #*	$351,194	12,500	Interpublic Group of
3,900	Apollo Group, Inc. #	151,983		Companies, Inc. #*	153,000
4,300	AutoNation, Inc. #	91,676	6,400	J.C. Penney Company, Inc.
1,600	AutoZone, Inc. #	184,896		(Holding Company)	495,104
8,100	Bed Bath & Beyond, Inc. #	308,610	5,600	Johnson Controls, Inc.	481,152
11,475	Best Buy Company, Inc.	564,455	3,200	Jones Apparel Group, Inc.	106,976
3,300	Big Lots, Inc. #	75,636	2,300	KB Home *	117,944
2,000	Black & Decker Corporation	159,940	9,300	Kohl’s Corporation #±	636,399
2,700	Brunswick Corporation	86,130	5,300	Leggett & Platt, Inc.	126,670
12,700	Carnival Corporation	622,935	3,900	Lennar Corporation	204,594
22,262	CBS Corporation	694,129	9,762	Limited Brands, Inc.	282,512
3,300	Centex Corporation *	185,691	3,000	Liz Claiborne, Inc.	130,380
4,000	Circuit City Stores, Inc.	75,920	43,400	Lowe’s Companies, Inc.	1,351,910
14,100	Clear Channel		9,500	Marriott International, Inc.	453,340
	Communications, Inc.	501,114	10,825	Mattel, Inc.	245,294
10,400	Coach, Inc. #±	446,784	35,300	McDonald’s Corporation	1,564,849
59,377	Comcast Corporation #	2,513,428	10,100	McGraw-Hill Companies, Inc.	687,002
7,800	D.R. Horton, Inc. ±	206,622	1,300	Meredith Corporation	73,255
4,100	Darden Restaurants, Inc.	164,697	4,200	New York Times Company *	102,312
1,900	Dillard’s, Inc. *	66,443	8,026	Newell Rubbermaid, Inc.	232,353
22,000	DIRECTV Group, Inc. #	548,680	66,800	News Corporation	1,434,864
8,822	Dollar General Corporation	141,681	5,400	NIKE, Inc.	534,762
1,900	Dow Jones & Company, Inc. *	72,200	6,500	Nordstrom, Inc.	320,710
2,500	E.W. Scripps Company *	124,850	8,000	Office Depot, Inc. #	305,360
8,200	Eastman Kodak Company *	211,560	2,300	OfficeMax, Inc.	114,195
4,500	Family Dollar Stores, Inc.	131,985	4,800	Omnicom Group, Inc.	501,792
14,900	Federated Department Stores, Inc.	568,137	6,000	Pulte Homes, Inc.	198,720
53,900	Ford Motor Company *	404,789	4,000	RadioShack Corporation *	67,120
4,300	Fortune Brands, Inc.	367,177	2,280	Sears Holdings Corporation #	382,880
6,600	Gannett Company, Inc.	399,036	3,200	Sherwin-Williams Company	203,456
15,000	Gap, Inc.	292,500	1,700	Snap-On, Inc.	80,988
16,100	General Motors Corporation *	494,592	2,400	Stanley Works	120,696
5,000	Genuine Parts Company	237,150	20,600	Staples, Inc. ‡	550,020
5,000	Goodyear Tire & Rubber		21,500	Starbucks Corporation #‡	761,530
	Company #*	104,950	6,100	Starwood Hotels & Resorts
9,200	H&R Block, Inc.	211,968		Worldwide, Inc.	381,250
7,400	Harley-Davidson, Inc.	521,478	24,500	Target Corporation	1,397,725
1,800	Harman International		3,800	Tiffany & Company	149,112
	Industries, Inc.	179,838	113,950	Time Warner, Inc.	2,481,831
5,300	Harrah’s Entertainment, Inc.	438,416	12,900	TJX Companies, Inc.	367,392
4,600	Hasbro, Inc. ±	125,350	5,600	Tribune Company *	172,368
11,000	Hilton Hotels Corporation	383,900	7,300	Univision
58,200	Home Depot, Inc.	2,337,312		Communications, Inc. #	258,566
6,300	IAC InterActiveCorp #	234,108	2,600	VF Corporation	213,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

153

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Consumer Discretionary — continued			17,600	SYSCO Corporation	$646,976
20,062	Viacom, Inc. #	$823,144	7,200	Tyson Foods, Inc.	118,440
59,087	Walt Disney Company ±	2,024,911	4,500	UST, Inc. *	261,900
2,900	Wendy’s International, Inc.	95,961	28,600	Walgreen Company	1,312,454
2,259	Whirlpool Corporation	187,526	70,200	Wal-Mart Stores, Inc. ±	3,241,836
5,632	Wyndham Worldwide		4,000	Whole Foods Market, Inc.	187,720
	Corporation #	180,337	6,325	William Wrigley Jr. Company	327,129

7,660	Yum! Brands, Inc.	450,408		Total Consumer Staples	33,648,455

	Total Consumer
	Discretionary	38,633,538	Energy (6.3%)

			13,036	Anadarko Petroleum
Consumer Staples (5.9%)				Corporation	567,327
59,800	Altria Group, Inc. ±	5,132,036	9,368	Apache Corporation	623,066
21,900	Anheuser-Busch		9,120	Baker Hughes, Inc.	680,899
	Companies, Inc. ±	1,077,480	8,300	BJ Services Company	243,356
18,741	Archer-Daniels-Midland		11,800	Chesapeake Energy
	Company	598,962		Corporation *	342,790
12,700	Avon Products, Inc. ±	419,608	62,174	Chevron Corporation ±	4,571,654
2,300	Brown-Forman Corporation	152,352	46,982	ConocoPhillips	3,380,355
6,300	Campbell Soup Company	245,007	5,200	CONSOL Energy, Inc.	167,076
4,400	Clorox Company	282,260	12,600	Devon Energy Corporation ±	845,208
58,200	Coca-Cola Company ±	2,808,150	20,086	El Paso Corporation *	306,914
8,000	Coca-Cola Enterprises, Inc.	163,360	6,900	EOG Resources, Inc.	430,905
14,600	Colgate-Palmolive Company	952,504	166,472	Exxon Mobil Corporation ±	12,756,749
14,500	ConAgra Foods, Inc.	391,500	28,700	Halliburton Company	891,135
6,000	Constellation Brands, Inc. #	174,120	7,700	Hess Corporation	381,689
13,000	Costco Wholesale Corporation	687,310	3,200	Kinder Morgan, Inc.	338,400
23,500	CVS Corporation	726,385	9,961	Marathon Oil Corporation	921,392
4,000	Dean Foods Company #	169,120	5,300	Murphy Oil Corporation	269,505
3,800	Estee Lauder Companies, Inc.	155,116	8,500	Nabors Industries, Ltd. #	253,130
9,700	General Mills, Inc.	558,720	5,000	National Oilwell Varco, Inc. #	305,900
9,350	H.J. Heinz Company	420,844	3,800	Noble Corporation	289,370
5,100	Hershey Company *	253,980	24,600	Occidental Petroleum
7,200	Kellogg Company	360,432		Corporation	1,201,218
13,080	Kimberly-Clark Corporation	888,786	7,500	Peabody Energy Corporation	303,075
20,500	Kroger Company	472,935	3,200	Rowan Companies, Inc.	106,240
3,900	McCormick & Company, Inc.	150,384	33,600	Schlumberger, Ltd. ‡	2,122,176
1,400	Molson Coors Brewing Company	107,016	5,800	Smith International, Inc.	238,206
4,100	Pepsi Bottling Group, Inc.	126,731	3,500	Sunoco, Inc.	218,260
46,820	PepsiCo, Inc.	2,928,591	8,336	Transocean, Inc. #	674,299
90,492	Procter & Gamble Company	5,815,921	17,200	Valero Energy Corporation	879,952
4,900	Reynolds American, Inc. *	320,803	9,800	Weatherford International, Ltd. #	409,542
12,600	Safeway, Inc. ‡	435,456	17,000	Williams Companies, Inc.	444,040
21,300	Sara Lee Corporation ‡	362,739	10,400	XTO Energy, Inc.	489,320

5,969	SUPERVALU, Inc.	213,392		Total Energy	35,653,148

The accompanying Notes to Financial Statements are an integral part of this schedule.

154

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Financials (14.3%)			6,916	Huntington Bancshares, Inc.	$164,255
9,200	ACE, Ltd.	$557,244	98,998	J.P. Morgan Chase & Company	4,781,603
14,100	AFLAC, Inc. ±	648,600	5,700	Janus Capital Group, Inc.	123,063
17,796	Allstate Corporation ±	1,158,698	11,600	KeyCorp	441,148
3,150	Ambac Financial Group, Inc.	280,570	6,500	Kimco Realty Corporation	292,175
34,500	American Express Company	2,093,115	3,800	Legg Mason, Inc.	361,190
74,202	American International		15,200	Lehman Brothers Holdings, Inc.	1,187,424
	Group, Inc. ±	5,317,315	8,211	Lincoln National Corporation	545,220
6,840	Ameriprise Financial, Inc.	372,780	13,000	Loews Corporation	539,110
8,850	Aon Corporation ±	312,759	2,400	M&T Bank Corporation	293,184
2,900	Apartment Investment &		15,700	Marsh & McLennan
	Management Company	162,458		Companies, Inc.	481,362
6,300	Archstone-Smith Trust	366,723	7,400	Marshall & Ilsley Corporation	356,014
128,207	Bank of America Corporation ±	6,844,972	3,900	MBIA, Inc. *	284,934
21,800	Bank of New York Company, Inc.	858,266	11,700	Mellon Financial Corporation	493,155
15,400	BB&T Corporation	676,522	25,200	Merrill Lynch & Company, Inc.	2,346,120
3,378	Bear Stearns Companies, Inc.	549,871	21,700	MetLife, Inc.	1,280,517
3,400	Boston Properties, Inc.	380,392	2,500	MGIC Investment Corporation	156,350
11,565	Capital One Financial Corporation	888,423	6,800	Moody’s Corporation	469,608
5,300	CB Richard Ellis Group, Inc. #	175,960	30,190	Morgan Stanley	2,458,372
29,125	Charles Schwab Corporation	563,278	18,000	National City Corporation	658,080
900	Chicago Mercantile Exchange		5,500	Northern Trust Corporation ±	333,795
	Holdings, Inc.	458,775	5,200	Plum Creek Timber Company, Inc.	207,220
11,700	Chubb Corporation ±	619,047	8,300	PNC Financial Services
5,051	Cincinnati Financial Corporation	228,861		Group, Inc.	614,532
5,700	CIT Group, Inc. ±	317,889	7,800	Principal Financial Group, Inc.	457,860
140,389	Citigroup, Inc.	7,819,667	21,700	Progressive Corporation	525,574
4,600	Comerica, Inc.	269,928	7,100	ProLogis Trust	431,467
5,400	Commerce Bancorp, Inc. *	190,458	13,700	Prudential Financial, Inc.	1,176,282
3,800	Compass Bancshares, Inc.	226,670	3,600	Public Storage, Inc.	351,000
17,698	Countrywide Financial Corporation 751,280		6,090	Realogy Corporation #	184,649
12,100	E*TRADE Financial Corporation #	271,282	20,800	Regions Financial Corporation	777,920
10,000	Equity Office Properties Trust	481,700	3,200	SAFECO Corporation	200,160
8,300	Equity Residential REIT	421,225	6,300	Simon Property Group, Inc.	638,127
19,700	Federal Home Loan Mortgage		11,600	SLM Corporation	565,732
	Corporation	1,337,630	10,280	Sovereign Bancorp, Inc. *	261,009
27,800	Federal National Mortgage		19,625	St. Paul Travelers
	Association	1,651,042		Companies, Inc. ‡	1,053,666
2,700	Federated Investors, Inc.	91,206	9,400	State Street Corporation	633,936
15,916	Fifth Third Bancorp	651,442	10,100	SunTrust Banks, Inc.	852,945
3,700	First Horizon National		9,350	Synovus Financial Corporation	288,260
	Corporation *	154,586	7,500	T. Rowe Price Group, Inc.	328,275
4,800	Franklin Resources, Inc.	528,816	2,800	Torchmark Corporation	178,528
12,600	Genworth Financial, Inc.	431,046	50,121	U.S. Bancorp ±	1,813,879
12,200	Goldman Sachs Group, Inc.	2,432,070	9,758	UnumProvident Corporation *	202,771
9,000	Hartford Financial Services		3,800	Vornado Realty Trust	461,700
	Group, Inc.	839,790	54,423	Wachovia Corporation	3,099,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

155

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Financials — continued			32,800	Medtronic, Inc.	$1,755,128
26,981	Washington Mutual, Inc.	$1,227,366	62,000	Merck & Company, Inc.	2,703,200
96,320	Wells Fargo & Company	3,425,139	1,600	Millipore Corporation #	106,560
5,200	XL Capital, Ltd.	374,504	6,000	Mylan Laboratories, Inc.	119,760
3,100	Zions Bancorporation	255,564	3,900	Patterson Companies, Inc. #	138,489

	Total Financials	81,016,490	3,600	PerkinElmer, Inc.	80,028

			205,851	Pfizer, Inc.	5,331,541
Health Care (7.7%)			4,500	Quest Diagnostics, Inc.	238,500
43,800	Abbott Laboratories ±	2,133,498	42,300	Schering-Plough Corporation ‡	999,972
14,856	Aetna, Inc.	641,482	10,080	St. Jude Medical, Inc. #	368,525
4,300	Allergan, Inc.	514,882	8,400	Stryker Corporation	462,924
5,400	AmerisourceBergen Corporation	242,784	13,450	Tenet Healthcare Corporation #	93,746
33,252	Amgen, Inc. #	2,271,444	11,600	Thermo Electron Corporation #	525,364
5,200	Applera Corporation (Applied		38,400	UnitedHealth Group, Inc.	2,063,232
	Biosystems Group)	190,788	3,000	Waters Corporation #	146,910
3,000	Barr Pharmaceuticals, Inc. #	150,360	3,100	Watson Pharmaceuticals, Inc. #	80,693
1,700	Bausch & Lomb, Inc. *	88,502	17,700	WellPoint, Inc. #	1,392,813
18,600	Baxter International, Inc.	862,854	38,400	Wyeth	1,955,328
7,000	Becton, Dickinson and Company	491,050	6,890	Zimmer Holdings, Inc. #	540,038

9,530	Biogen Idec, Inc. #	468,781		Total Health Care	43,633,549

6,950	Biomet, Inc.	286,826
33,650	Boston Scientific Corporation #	578,107	Industrials (7.0%)
56,100	Bristol-Myers Squibb Company	1,476,552	21,000	3M Company	1,636,530
2,900	C.R. Bard, Inc.	240,613	7,400	Allied Waste Industries, Inc. #	90,946
11,475	Cardinal Health, Inc. ±	739,334	4,900	American Power Conversion
12,100	Caremark Rx, Inc.	691,031		Corporation	149,891
10,600	Celgene Corporation #	609,818	5,100	American Standard
2,900	CIGNA Corporation	381,553		Companies, Inc.	233,835
4,450	Coventry Health Care, Inc. #	222,722	2,800	Avery Dennison Corporation	190,204
28,100	Eli Lilly and Company	1,464,010	22,528	Boeing Company ±	2,001,388
3,800	Express Scripts, Inc. #±	272,080	10,192	Burlington Northern Santa Fe
9,000	Forest Laboratories, Inc. #	455,400		Corporation	752,272
7,500	Genzyme Corporation #	461,850	18,600	Caterpillar, Inc.	1,140,738
13,100	Gilead Sciences, Inc. #	850,583	3,800	Cintas Corporation	150,898
7,000	Health Management		2,600	Cooper Industries, Ltd.	235,118
	Associates, Inc.	147,770	12,400	CSX Corporation	426,932
4,430	Hospira, Inc. #	148,759	1,400	Cummins, Inc.	165,452
4,700	Humana, Inc. #	259,957	6,800	Danaher Corporation	492,592
5,700	IMS Health, Inc.	156,636	6,600	Deere & Company	627,462
82,706	Johnson & Johnson	5,460,250	5,800	Dover Corporation	284,316
6,933	King Pharmaceuticals, Inc. #	110,373	4,300	Eaton Corporation	323,102
3,500	Laboratory Corporation of		23,000	Emerson Electric Company	1,013,610
	America Holdings #	257,145	3,600	Equifax, Inc. ±	146,160
2,200	Manor Care, Inc.	103,224	8,740	FedEx Corporation	949,339
8,480	McKesson Corporation	429,936	2,500	Fluor Corporation	204,125
8,355	Medco Health Solutions, Inc. #	446,491	11,500	General Dynamics Corporation	855,025
6,900	MedImmune, Inc. #*	223,353	294,300	General Electric Company ±‡	10,950,903

The accompanying Notes to Financial Statements are an integral part of this schedule.

156

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Industrials — continued			15,700	Automatic Data Processing, Inc.	$773,225
3,700	Goodrich Corporation	$168,535	12,939	Avaya, Inc. #	180,887
23,237	Honeywell International, Inc.	1,051,242	5,800	BMC Software, Inc. #±	186,760
11,900	Illinois Tool Works, Inc.	549,661	13,350	Broadcom Corporation #	431,338
8,700	Ingersoll-Rand Company	340,431	11,675	CA, Inc.	264,439
5,300	ITT Corporation	301,146	2,314	CIENA Corporation #	64,121
3,600	L-3 Communications		173,400	Cisco Systems, Inc. #±	4,739,022
	Holdings, Inc.	294,408	5,200	Citrix Systems, Inc. #	140,660
10,100	Lockheed Martin Corporation	929,907	4,100	Cognizant Technology Solutions
11,300	Masco Corporation	337,531		Corporation #	316,356
3,700	Monster Worldwide, Inc. #	172,568	4,900	Computer Sciences Corporation #	261,513
11,300	Norfolk Southern Corporation	568,277	10,200	Compuware Corporation #	84,966
9,806	Northrop Grumman Corporation	663,866	5,800	Comverse Technology, Inc. #	122,438
7,000	PACCAR, Inc. *	454,300	4,100	Convergys Corporation #	97,498
3,500	Pall Corporation	120,925	44,600	Corning, Inc. #	834,466
3,400	Parker-Hannifin Corporation	261,392	64,800	Dell, Inc. #±	1,625,832
6,400	Pitney Bowes, Inc.	295,616	33,000	eBay, Inc. #	992,310
6,200	R.R. Donnelley & Sons Company	220,348	8,800	Electronic Arts, Inc. #±	443,168
12,700	Raytheon Company	670,560	14,700	Electronic Data Systems
4,800	Robert Half International, Inc.	178,176		Corporation	404,985
4,900	Rockwell Automation, Inc.	299,292	62,824	EMC Corporation #	829,277
4,800	Rockwell Collins, Inc.	303,792	4,700	Fidelity National Information
1,900	Ryder System, Inc.	97,014		Services, Inc.	188,423
22,580	Southwest Airlines Company	345,926	21,862	First Data Corporation	557,918
3,000	Terex Corporation #	193,740	4,850	Fiserv, Inc. #	254,237
3,600	Textron, Inc.	337,572	6,100	Google, Inc. #	2,808,928
56,763	Tyco International, Ltd.	1,725,595	78,161	Hewlett-Packard Company	3,219,452
7,700	Union Pacific Corporation	708,554	164,600	Intel Corporation	3,333,150
30,700	United Parcel Service, Inc.	2,301,886	43,000	International Business Machines
28,700	United Technologies			Corporation	4,177,450
	Corporation	1,794,324	9,900	Intuit, Inc. #	302,049
2,100	W.W. Grainger, Inc.	146,874	5,200	Jabil Circuit, Inc.	127,660
15,330	Waste Management, Inc.	563,684	6,000	JDS Uniphase Corporation #	99,960

	Total Industrials	39,417,980	16,100	Juniper Networks, Inc. #	304,934

			5,700	KLA-Tencor Corporation	283,575
Information Technology (9.7%)			2,800	Lexmark International, Inc. #	204,960
3,428	ADC Telecommunications, Inc. #	49,809	8,700	Linear Technology Corporation	263,784
16,600	Adobe Systems, Inc. #±	682,592	11,400	LSI Logic Corporation #*	102,600
15,600	Advanced Micro Devices, Inc. #±	317,460	9,100	Maxim Integrated Products, Inc.	278,642
3,300	Affiliated Computer		21,500	Micron Technology, Inc. #	300,140
	Services, Inc. #	161,172	247,000	Microsoft Corporation ±	7,375,420
11,663	Agilent Technologies, Inc. #	406,456	3,950	Molex, Inc.	124,938
10,300	Altera Corporation #	202,704	69,021	Motorola, Inc.	1,419,072
9,700	Analog Devices, Inc.	318,839	8,200	National Semiconductor
24,200	Apple Computer, Inc. #	2,053,128		Corporation	186,140
39,600	Applied Materials, Inc.	730,620	5,100	NCR Corporation #	218,076
6,600	Autodesk, Inc. #±	267,036	10,600	Network Appliance, Inc. #	416,368

The accompanying Notes to Financial Statements are an integral part of this schedule.

157

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)	Value

Information Technology — continued			5,280	MeadWestvaco Corporation	$158,717
9,600	Novell, Inc. #	$59,520	15,466	Monsanto Company	812,429
3,500	Novellus Systems, Inc. #	120,470	12,817	Newmont Mining Corporation	578,688
10,100	NVIDIA Corporation #	373,801	8,700	Nucor Corporation	475,542
114,159	Oracle Corporation #	1,956,685	3,800	Pactiv Corporation #	135,622
9,650	Paychex, Inc.	381,561	5,840	Phelps Dodge Corporation	699,165
6,000	PMC-Sierra, Inc. #*	40,260	4,700	PPG Industries, Inc.	301,787
4,500	QLogic Corporation #	98,640	9,200	Praxair, Inc.	545,836
47,100	QUALCOMM, Inc.	1,779,909	4,111	Rohm and Haas Company	210,154
3,885	Sabre Holdings Corporation	123,893	2,364	Sealed Air Corporation	153,471
6,400	SanDisk Corporation #	275,392	2,000	Sigma-Aldrich Corporation	155,440
15,200	Sanmina-SCI Corporation #‡	52,440	3,200	Temple-Inland, Inc.	147,296
26,000	Solectron Corporation #	83,720	3,400	United States Steel Corporation	248,676
100,500	Sun Microsystems, Inc. #	544,710	2,600	Vulcan Materials Company	233,662
26,772	Symantec Corporation #	558,196	6,800	Weyerhaeuser Company	480,420

7,288	Symbol Technologies, Inc.	108,883		Total Materials	10,815,662

2,500	Tektronix, Inc.	72,925
12,700	Tellabs, Inc. #	130,302	Telecommunications Services (2.3%)
5,500	Teradyne, Inc. #	82,280	10,600	ALLTEL Corporation	641,088
42,300	Texas Instruments, Inc.	1,218,240	109,679	AT&T, Inc. ±	3,921,024
9,900	Unisys Corporation #	77,616	52,000	BellSouth Corporation	2,449,720
6,900	VeriSign, Inc. #	165,945	3,450	CenturyTel, Inc.	150,627
21,862	Western Union Company	490,146	9,300	Citizens Communications
27,500	Xerox Corporation #	466,125		Company *	133,641
9,600	Xilinx, Inc.	228,576	4,298	Embarq Corporation	225,927
34,900	Yahoo!, Inc. #	891,346	45,918	Qwest Communications

	Total Information			International, Inc. #*	384,334
	Technology	54,912,534	82,669	Sprint Nextel Corporation ‡	1,561,617

			83,370	Verizon Communications, Inc.	3,104,699
Materials (1.9%)			13,617	Windstream Corporation	193,634

6,400	Air Products and Chemicals, Inc.	449,792		Total Telecommunications
24,664	Alcoa, Inc.	740,167		Services	12,766,311

2,881	Allegheny Technologies, Inc.	261,249
1,700	Ashland, Inc.	117,606	Utilities (2.3%)
3,100	Ball Corporation ±	135,160	18,900	AES Corporation #	416,556
3,100	Bemis Company, Inc.	105,338	4,700	Allegheny Energy, Inc. #	215,777
27,177	Dow Chemical Company ±	1,085,449	6,000	Ameren Corporation	322,380
26,219	E.I. du Pont de Nemours and		11,240	American Electric Power
	Company	1,277,127		Company, Inc.	478,599
2,400	Eastman Chemical Company	142,344	9,024	CenterPoint Energy, Inc. *	149,618
5,200	Ecolab, Inc.	235,040	6,400	CMS Energy Corporation #	106,880
5,600	Freeport-McMoRan Copper &		7,400	Consolidated Edison, Inc. *	355,718
	Gold, Inc.	312,088	5,300	Constellation Energy Group, Inc.	365,011
3,300	Hercules, Inc. #±	63,723	10,015	Dominion Resources, Inc.	839,658
2,300	International Flavors &		5,200	DTE Energy Company *	251,732
	Fragrances, Inc.	113,068	35,842	Duke Energy Corporation	1,190,313
12,921	International Paper Company	440,606	11,109	Dynegy, Inc. #	80,429

The accompanying Notes to Financial Statements are an integral part of this schedule.

158

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (64.2%)	Value	Shares	Common Stock (64.2%)		Value

Utilities — continued			7,391	Progress Energy, Inc. *		$362,750
9,300	Edison International, Inc.	$422,964	7,200	Public Service Enterprise
6,000	Entergy Corporation ±	553,920		Group, Inc.		477,936
19,074	Exelon Corporation ±	1,180,490	2,500	Questar Corporation		207,625
9,100	FirstEnergy Corporation	547,911	7,587	Sempra Energy		424,644
11,500	FPL Group, Inc. *	625,830	21,200	Southern Company		781,432
5,100	KeySpan Corporation	210,018	6,100	TECO Energy, Inc.		105,103
1,300	Nicor, Inc. *	60,840	13,040	TXU Corporation		706,898
7,934	NiSource, Inc.	191,209	11,710	Xcel Energy, Inc. *		270,033

1,200	Peoples Energy Corporation *	53,484		Total Utilities		12,961,837

9,900	PG&E Corporation	468,567

2,900	Pinnacle West Capital			Total Common Stock
	Corporation	146,856		(cost $263,124,960)		363,459,504

10,900	PPL Corporation	390,656

Principal			Interest		Maturity
Amount	Long-Term Fixed Income (40.8%)			Rate	Date	Value

Asset-Backed Securities (7.9%)
$2,000,000	Americredit Automobile Receivables Trust ±†			5.430%	1/6/2007	$2,000,132
2,000,000	Bear Stearns Asset-Backed Securities, Inc. †			5.590	1/25/2007	2,001,732
1,262,251	Bear Stearns Mortgage Funding Trust †			5.490	1/25/2007	1,262,270
725,250	California Infrastructure PG&E Company			6.480	12/26/2009	730,694
1,633,993	Caterpillar Financial Asset Trust			3.900	2/25/2009	1,622,533
989,816	Countrywide Asset-Backed Certificates †			5.430	1/25/2007	989,727
2,000,000	Countrywide Asset-Backed Certificates			5.549	4/25/2036	1,993,786
750,000	Countrywide Home Loans Asset-Backed Securities			6.085	6/25/2021	756,728
2,000,000	Credit Based Asset Servicing and Securitization, LLC †			5.460	1/25/2007	2,000,262
1,000,000	Credit Based Asset Servicing and Securitization, LLC			5.501	12/25/2036	997,161
2,500,000	DaimlerChrysler Master Owner Trust †			5.400	1/15/2007	2,501,088
384,621	FBR Securitization Trust, LLC †			5.470	1/25/2007	384,652
739,904	First Franklin Mortgage Loan Asset-Backed Certificates †			5.450	1/25/2007	740,016
1,000,000	First Franklin Mortgage Loan Asset-Backed Certificates †			5.460	1/25/2007	1,000,142
985,974	First Horizon ABS Trust †			5.480	1/25/2007	984,741
1,616,935	First Horizon ABS Trust †			5.510	1/25/2007	1,617,054
1,500,000	Ford Credit Floor Plan Master Owner Trust †			5.530	1/15/2007	1,501,288
671,668	Fremont Home Loan Trust †			5.510	1/25/2007	671,764
2,000,000	GE Dealer Floorplan Master Note Trust †			5.390	1/20/2007	2,001,144
2,000,000	GE Equipment Small Ticket, LLC			4.380	7/22/2009	1,984,888
1,500,000	GMAC Mortgage Corporation Loan Trust †			5.420	1/25/2007	1,501,406
2,500,000	GMAC Mortgage Corporation Loan Trust †			5.440	1/25/2007	2,500,342
1,436,066	IndyMac Seconds Asset-Backed Trust †			5.520	1/25/2007	1,436,086
1,500,000	John Deere Owner Trust			3.980	6/15/2009	1,488,226
354,696	Massachusetts RRB Special Purpose Trust			3.780	9/15/2010	350,472
1,032,129	Master Asset-Backed Securities Trust †			5.430	1/25/2007	1,032,311
1,935,285	National Collegiate Student Loan Trust †			5.410	1/25/2007	1,937,007
755,594	Option One Mortgage Loan Trust †			5.510	1/25/2007	755,861

The accompanying Notes to Financial Statements are an integral part of this schedule.

159

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Asset-Backed Securities — continued
$554,174	Popular ABS Mortgage Pass-Through Trust †	5.460%	1/25/2007	$554,184
896,442	Popular ABS Mortgage Pass-Through Trust †	5.480	1/25/2007	896,668
982,686	Residential Asset Securities Corporation †	5.430	1/25/2007	982,886
320,114	Residential Asset Securities Corporation †	5.460	1/25/2007	320,151
861,177	SLM Student Loan Trust †	5.387	1/25/2007	861,520
549,399	Specialty Underwriting and Residential Finance Trust †	5.470	1/25/2007	549,465
2,000,000	Textron Financial Floorplan Master Note Trust †	5.470	1/13/2007	2,003,862

	Total Asset-Backed Securities			44,912,249

Basic Materials (0.2%)
250,000	Alcan, Inc.	5.000	6/1/2015	237,783
225,000	Alcan, Inc.	6.125	12/15/2033	222,503
550,000	Weyerhaeuser Company	6.750	3/15/2012	576,820

	Total Basic Materials			1,037,106

Capital Goods (0.4%)
350,000	Boeing Capital Corporation *	6.100	3/1/2011	361,590
225,000	Caterpillar, Inc.	4.500	6/15/2009	221,274
800,000	General Electric Company	5.000	2/1/2013	791,121
300,000	John Deere Capital Corporation	7.000	3/15/2012	321,041
225,000	Northrop Grumman Corporation	7.125	2/15/2011	239,998
225,000	United Technologies Corporation	6.050	6/1/2036	237,011

	Total Capital Goods			2,172,035

Commercial Mortgage-Backed Securities (3.6%)
1,000,000	Banc of America Commercial Mortgage, Inc.	5.118	7/11/2043	993,905
400,000	Bear Stearns Commercial Mortgage Securities, Inc.	3.869	2/11/2041	389,196
1,244,795	Citigroup Commercial Mortgage Trust †	5.420	1/15/2007	1,244,795
433,007	Commercial Mortgage Pass-Through Certificates †	5.450	1/15/2007	433,020
2,000,000	Commercial Mortgage Pass-Through Certificates †	5.480	1/15/2007	2,000,000
500,000	Credit Suisse First Boston Mortgage
	Securities Corporation	4.829	11/15/2037	483,856
2,000,000	Crown Castle International Corporation	5.245	11/15/2036	1,996,630
200,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	194,290
1,500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	1,454,740
1,000,000	Greenwich Capital Commercial Funding Corporation	5.317	6/10/2036	999,004
400,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.654	1/12/2037	388,358
1,500,000	JP Morgan Chase Commercial Mortgage
	Securities Corporation	5.336	5/15/2047	1,494,410
1,000,000	LB-UBS Commercial Mortgage Trust	3.086	5/15/2027	970,976
1,607,241	Nationslink Funding Corporation	6.316	1/20/2031	1,626,815
1,876,077	Thornburg Mortgage Securities Trust †	5.440	1/25/2007	1,871,071
991,560	Thornburg Mortgage Securities Trust †	5.460	1/25/2007	990,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

160

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$1,015,160	Washington Mutual Asset Securities Corporation	3.830%	1/25/2035	$980,102
1,663,335	Zuni Mortgage Loan Trust †	5.480	1/25/2007	1,661,264

	Total Commercial Mortgage-Backed Securities			20,173,045

Communications Services (1.3%)
225,000	British Telecom plc	8.625	12/15/2010	251,102
225,000	British Telecom plc	9.125	12/15/2030	307,772
450,000	Cingular Wireless, Inc.	6.500	12/15/2011	471,529
200,000	Comcast Corporation *	5.500	3/15/2011	200,843
500,000	Cox Communications, Inc. *	7.750	11/1/2010	537,740
115,000	Cox Communications, Inc.	6.450	12/1/2036	113,194
225,000	Deutsche Telekom International Finance BV	8.000	6/15/2010	243,637
400,000	Deutsche Telekom International Finance BV	5.250	7/22/2013	390,521
225,000	France Telecom SA	7.750	3/1/2011	245,086
450,000	New Cingular Wireless Services, Inc. ±	7.875	3/1/2011	490,846
500,000	News America, Inc. *	4.750	3/15/2010	491,314
225,000	News America, Inc.	6.400	12/15/2035	223,523
500,000	SBC Communications, Inc.	5.875	2/1/2012	509,416
600,000	Sprint Capital Corporation	7.625	1/30/2011	642,421
450,000	Sprint Capital Corporation	6.900	5/1/2019	463,966
550,000	Telecom Italia Capital SA	5.250	11/15/2013	524,419
425,000	Tele-Communications, Inc. (TCI Group)	7.875	8/1/2013	472,581
1,000,000	Verizon Global Funding Corporation	7.250	12/1/2010	1,065,956

	Total Communications Services			7,645,866

Consumer Cyclical (0.5%)
650,000	AOL Time Warner, Inc. ±	6.875	5/1/2012	686,887
500,000	DaimlerChrysler North American Holdings Corporation	6.500	11/15/2013	513,352
500,000	Johnson Controls, Inc.	7.125	7/15/2017	545,472
450,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	545,804
500,000	Walt Disney Company *	5.625	9/15/2016	503,480

	Total Consumer Cyclical			2,794,995

Consumer Non-Cyclical (0.7%)
225,000	Boston Scientific Corporation	7.000	11/15/2035	224,144
800,000	Bunge Limited Finance Corporation	5.350	4/15/2014	768,887
425,000	Coca-Cola HBC Finance BV	5.125	9/17/2013	417,426
482,000	General Mills, Inc.	6.000	2/15/2012	493,716
250,000	GlaxoSmithKline Capital, Inc.	5.375	4/15/2034	242,159
500,000	Kraft Foods, Inc.	6.250	6/1/2012	519,400
500,000	Kroger Company *	4.950	1/15/2015	472,398
500,000	WellPoint, Inc.	5.000	12/15/2014	484,075
450,000	Wyeth	6.000	2/15/2036	460,625

	Total Consumer Non-Cyclical			4,082,830

The accompanying Notes to Financial Statements are an integral part of this schedule.

161

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Energy (0.3%)
$500,000	Burlington Resources, Inc.	6.500%	12/1/2011	$525,824
800,000	Conoco Funding Company	6.350	10/15/2011	836,357
250,000	PennzEnergy Company	10.125	11/15/2009	278,546

	Total Energy			1,640,727

Financials (3.0%)
450,000	Allstate Corporation ±	5.000	8/15/2014	439,137
250,000	Associates Corporation of North America ±	6.250	11/1/2008	253,833
225,000	BAC Capital Trust XI	6.625	5/23/2036	242,816
675,000	Bank of America Corporation *	4.750	8/15/2013	652,421
1,350,000	Bank One Corporation	5.900	11/15/2011	1,377,348
700,000	BB&T Corporation	6.500	8/1/2011	733,928
900,000	BNP Paribas SA	5.186	6/29/2015	864,071
900,000	Capital One Financial Corporation	5.250	2/21/2017	875,702
650,000	CIT Group, Inc.	4.750	12/15/2010	636,563
650,000	Credit Suisse First Boston USA, Inc. *	3.875	1/15/2009	633,630
450,000	EOP Operating, LP	4.750	3/15/2014	445,784
675,000	Goldman Sachs Group, Inc.	6.600	1/15/2012	713,581
425,000	Household Finance Corporation	4.750	5/15/2009	420,402
500,000	HSBC Finance Corporation *	5.000	6/30/2015	486,183
650,000	Lehman Brothers Holdings, Inc.	3.950	11/10/2009	628,300
450,000	Merrill Lynch & Company, Inc. *	5.000	2/3/2014	440,384
350,000	MetLife, Inc. *	5.000	6/15/2015	339,458
1,100,000	Morgan Stanley Dean Witter & Company	6.750	4/15/2011	1,162,669
1,500,000	Preferred Term Securities XXIII, Ltd. †	5.565	3/22/2007	1,499,062
425,000	ProLogis Trust	5.500	3/1/2013	423,653
500,000	Prudential Financial, Inc.	4.750	6/13/2015	471,294
225,000	Prudential Financial, Inc.	5.700	12/14/2036	219,009
400,000	Residential Capital Corporation	6.500	4/17/2013	405,374
450,000	Student Loan Marketing Corporation *	4.000	1/15/2010	434,044
450,000	Union Planters Corporation	4.375	12/1/2010	437,467
425,000	Wachovia Bank NA *	4.875	2/1/2015	408,921
500,000	Washington Mutual Bank FA	5.500	1/15/2013	497,940
900,000	Wells Fargo & Company	4.200	1/15/2010	876,777
275,000	Willis Group North America, Inc.	5.625	7/15/2015	263,236

	Total Financials			17,282,987

Foreign (1.6%)
1,500,000	Canadian Government *	5.250	11/5/2008	1,507,323
300,000	Codelco, Inc. ±	6.375	11/30/2012	313,151
625,000	European Investment Bank	3.000	6/16/2008	606,858
450,000	Export-Import Bank of Korea	4.125	2/10/2009	439,407
1,200,000	Inter-American Development Bank	5.375	11/18/2008	1,208,302
1,000,000	Ontario Electricity Financial Corporation	7.450	3/31/2013	1,120,788
425,000	Pemex Project Funding Master Trust	9.125	10/13/2010	476,638
250,000	Petro-Canada, Ltd.	8.600	1/15/2010	276,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

162

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Foreign — continued
$500,000	Province of Newfoundland	8.650%	10/22/2022	$673,430
600,000	Province of Quebec	4.875	5/5/2014	590,777
750,000	Republic of Italy *	4.375	6/15/2013	720,112
900,000	United Mexican States *	5.625	1/15/2017	900,900

	Total Foreign			8,834,647

Mortgage-Backed Securities (11.8%)
11,058	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	4/1/2009	11,145
12,863	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	8/1/2010	13,164
4,050	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	11/1/2010	4,154
53,101	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	2/1/2011	54,453
40,045	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	5/1/2012	40,618
6,340	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	8.000	6/1/2012	6,625
12,753	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.000	8/1/2012	13,105
27,641	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	11/1/2012	28,267
16,227	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	8/1/2013	16,600
90,183	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	2/1/2014	91,515
141,278	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	4/1/2014	141,785
147,445	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.000	4/1/2014	149,643
58,028	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	6.500	6/1/2014	59,417
51,797	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	7.500	9/1/2014	53,816
1,417,750	Federal Home Loan Mortgage Corporation Gold
	15-Yr. Pass Through	5.500	12/1/2017	1,420,160
23,056	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2024	23,616
66,388	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	11/1/2024	71,816
3,233	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	9.000	4/1/2025	3,496
5,008	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2025	5,167
5,843	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	9/1/2025	6,263

The accompanying Notes to Financial Statements are an integral part of this schedule.

163

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$19,187	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000%	1/1/2026	$20,212
4,542	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	5/1/2026	4,661
12,204	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2026	12,596
26,524	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	7/1/2026	26,869
1,379	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	7/1/2026	1,441
1,487	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	8/1/2026	1,553
9,884	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	11/1/2026	10,411
5,212	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	1/1/2027	5,443
14,598	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	2/1/2027	14,982
13,951	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	2/1/2027	14,402
20,007	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	3/1/2027	21,074
9,659	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	4/1/2027	10,086
4,851	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2027	5,008
24,586	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	6/1/2027	25,895
9,379	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.500	7/1/2027	10,064
11,029	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2027	11,385
15,234	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	10/1/2027	16,045
14,478	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2027	15,118
6,448	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	12/1/2027	6,617
14,150	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	12/1/2027	14,775
46,251	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	3/1/2028	47,727
17,004	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	5/1/2028	17,754
52,521	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	6/1/2028	53,884

The accompanying Notes to Financial Statements are an integral part of this schedule.

164

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$21,945	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000%	10/1/2028	$22,645
66,195	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	11/1/2028	67,913
5,931	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	1/1/2029	6,085
101,477	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2029	102,637
53,688	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	4/1/2029	55,048
92,648	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	5/1/2029	93,708
97,007	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	5/1/2029	99,970
38,227	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	7/1/2029	39,196
59,903	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.500	8/1/2029	61,421
15,254	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	9/1/2029	15,720
23,895	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	10/1/2029	24,625
10,162	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	11/1/2029	10,605
9,547	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.000	1/1/2030	9,827
65,002	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	7.500	1/1/2030	67,652
14,751	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	8.000	8/1/2030	15,502
73,028	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	3/1/2031	73,790
260,185	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	6/1/2031	262,900
209,317	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	1/1/2032	211,501
867,002	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through	6.000	10/1/2032	875,469
7,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	5.000	1/1/2037	6,752,816
4,050,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	1/1/2037	4,079,111
5,896	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	9.000	4/1/2010	6,192
4,558	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	2/1/2011	4,623

The accompanying Notes to Financial Statements are an integral part of this schedule.

165

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$9,125	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	8.000%	5/1/2011	$9,446
12,809	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	6/1/2011	13,188
5,553	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2011	5,685
5,532	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	7/1/2011	5,673
40,802	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	5/1/2012	41,760
14,473	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	7/1/2012	14,813
37,979	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	10/1/2012	39,094
6,795	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.000	12/1/2012	6,994
26,410	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.500	6/1/2013	27,045
80,474	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	11/1/2013	81,731
127,463	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	5.500	12/1/2013	128,009
44,584	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	6.000	12/1/2013	45,269
29,501	Federal National Mortgage Association Conventional
	15-Yr. Pass Through	7.500	4/1/2015	30,546
17,450,000	Federal National Mortgage Association Conventional
	15-Yr. Pass Through §	5.000	1/1/2022	17,150,069
10,489	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	10.500	8/1/2020	11,612
6,283	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	9.500	4/1/2025	6,935
1,559	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	9/1/2025	1,628
5,920	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	11/1/2025	6,354
3,625	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	1/1/2026	3,743
17,394	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2026	17,859
6,552	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2026	6,766
9,988	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	4/1/2026	10,255
1,669	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	5/1/2026	1,792

The accompanying Notes to Financial Statements are an integral part of this schedule.

166

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$4,574	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500%	7/1/2026	$4,777
26,255	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2026	27,420
2,312	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	8/1/2026	2,448
10,904	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2026	11,262
4,530	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	11/1/2026	4,797
1,526	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2026	1,594
2,312	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	2/1/2027	2,415
9,077	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	3/1/2027	9,375
9,626	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	5/1/2027	10,052
15,797	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2027	16,219
10,713	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	7/1/2027	11,064
5,103	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	7/1/2027	5,406
16,731	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2027	17,470
54,858	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	9/1/2027	58,118
14,096	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	10/1/2027	14,558
39,614	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	12/1/2027	41,365
7,155	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.000	12/1/2027	7,580
20,538	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	2/1/2028	21,086
17,665	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	2/1/2028	18,243
155,275	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2028	159,377
36,644	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	8/1/2028	37,829
87,667	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	11/1/2028	89,983
3,327	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2028	3,434

The accompanying Notes to Financial Statements are an integral part of this schedule.

167

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$140,183	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000%	12/1/2028	$141,780
50,330	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	12/1/2028	51,957
60,671	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	3/1/2029	61,325
77,753	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	6/1/2029	79,749
104,436	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	7/1/2029	105,562
30,177	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2029	30,951
92,223	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2029	96,250
105,952	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.000	11/1/2029	107,095
90,471	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.000	11/1/2029	93,270
29,790	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	8.500	4/1/2030	32,005
12,562	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	7.500	8/1/2030	13,081
165,061	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2031	168,982
75,068	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	10/1/2031	76,851
88,776	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	12/1/2031	90,885
111,145	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	5/1/2032	113,693
622,227	Federal National Mortgage Association Conventional
	30-Yr. Pass Through	6.500	7/1/2032	636,489
29,400,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	1/1/2037	29,050,880
3,348	Government National Mortgage Association
	15-Yr. Pass Through	6.500	5/15/2009	3,394
16,367	Government National Mortgage Association
	15-Yr. Pass Through	6.000	4/15/2011	16,624
4,013	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2011	4,113
8,701	Government National Mortgage Association
	15-Yr. Pass Through	7.500	7/15/2011	8,982
22,144	Government National Mortgage Association
	15-Yr. Pass Through	7.000	4/15/2012	22,855
127,956	Government National Mortgage Association
	15-Yr. Pass Through	6.000	7/15/2014	130,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

168

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$4,293	Government National Mortgage Association
	30-Yr. Pass Through	9.500%	12/15/2024	$4,725
14,595	Government National Mortgage Association
	30-Yr. Pass Through	9.500	1/15/2025	16,084
36,403	Government National Mortgage Association
	30-Yr. Pass Through	9.000	3/15/2025	39,382
3,016	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2025	3,151
40,124	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2026	41,500
4,715	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2026	4,853
26,669	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2026	27,583
7,078	Government National Mortgage Association
	30-Yr. Pass Through	8.000	4/15/2026	7,502
25,910	Government National Mortgage Association
	30-Yr. Pass Through	6.000	5/15/2026	26,339
23,176	Government National Mortgage Association
	30-Yr. Pass Through	7.000	5/15/2026	23,971
8,270	Government National Mortgage Association
	30-Yr. Pass Through	7.500	5/15/2026	8,644
39,301	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2026	40,649
7,629	Government National Mortgage Association
	30-Yr. Pass Through	8.500	6/15/2026	8,185
3,405	Government National Mortgage Association
	30-Yr. Pass Through	8.500	7/15/2026	3,653
25,390	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	26,911
9,785	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2026	10,228
7,717	Government National Mortgage Association
	30-Yr. Pass Through	8.000	11/15/2026	8,179
3,186	Government National Mortgage Association
	30-Yr. Pass Through	8.500	11/15/2026	3,418
5,539	Government National Mortgage Association
	30-Yr. Pass Through	9.000	12/15/2026	5,996
2,666	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2027	2,787
34,469	Government National Mortgage Association
	30-Yr. Pass Through	7.500	4/15/2027	36,042
9,725	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/20/2027	10,267
3,920	Government National Mortgage Association
	30-Yr. Pass Through	8.000	8/15/2027	4,154

The accompanying Notes to Financial Statements are an integral part of this schedule.

169

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$95,595	Government National Mortgage Association
	30-Yr. Pass Through	6.500%	10/15/2027	$98,364
41,218	Government National Mortgage Association
	30-Yr. Pass Through	7.000	10/15/2027	42,643
43,890	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	45,408
15,304	Government National Mortgage Association
	30-Yr. Pass Through	6.500	7/15/2028	15,747
110,531	Government National Mortgage Association
	30-Yr. Pass Through	7.000	7/15/2028	114,223
17,920	Government National Mortgage Association
	30-Yr. Pass Through	7.500	7/15/2028	18,718
122,359	Government National Mortgage Association
	30-Yr. Pass Through	6.500	9/15/2028	125,907
103,751	Government National Mortgage Association
	30-Yr. Pass Through	6.000	12/15/2028	105,456
88,983	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2029	91,519
244,758	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	251,735
65,868	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	67,746
50,713	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2029	52,420
175,124	Government National Mortgage Association
	30-Yr. Pass Through	6.000	6/15/2029	177,971
66,218	Government National Mortgage Association
	30-Yr. Pass Through	7.000	6/15/2029	68,447
10,085	Government National Mortgage Association
	30-Yr. Pass Through	7.500	8/15/2029	10,523
34,640	Government National Mortgage Association
	30-Yr. Pass Through	8.000	5/15/2030	36,705
58,887	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	60,857
117,267	Government National Mortgage Association
	30-Yr. Pass Through	6.500	2/15/2032	120,479

	Total Mortgage-Backed Securities			66,789,961

Technology (0.1%)
500,000	International Business Machines Corporation *	7.500	6/15/2013	557,682

	Total Technology			557,682

Transportation (0.2%)
425,000	CSX Corporation	5.500	8/1/2013	424,475
450,000	FedEx Corporation	3.500	4/1/2009	432,199
500,000	Union Pacific Corporation	6.500	4/15/2012	525,091

	Total Transportation			1,381,765

The accompanying Notes to Financial Statements are an integral part of this schedule.

170

Balanced Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (40.8%)	Rate	Date	Value

U.S. Government (8.6%)

$1,000,000	Federal Home Loan Bank *	2.750%	3/14/2008	$972,126
1,000,000	Federal Home Loan Bank	5.925	4/9/2008	1,009,289
2,000,000	Federal Home Loan Bank	4.100	6/13/2008	1,972,328
2,000,000	Federal Home Loan Bank	4.500	10/14/2008	1,981,164
2,500,000	Federal Home Loan Bank	4.625	11/21/2008	2,481,325
1,000,000	Federal Home Loan Bank	3.750	8/18/2009	970,377
3,000,000	Federal Home Loan Mortgage Corporation	5.750	4/15/2008	3,022,173
1,000,000	Federal National Mortgage Association *	5.250	1/15/2009	1,004,278
1,300,000	Federal National Mortgage Association	5.000	3/15/2016	1,303,108
1,500,000	Federal National Mortgage Association	5.625	4/17/2028	1,556,382
1,000,000	Federal National Mortgage Association *	7.125	1/15/2030	1,255,204
1,000,000	Resolution Funding Corporation	8.625	1/15/2021	1,352,400
5,400,000	U.S. Treasury Bonds *	7.250	5/15/2016	6,419,039
925,000	U.S. Treasury Bonds *	8.875	2/15/2019	1,264,793
650,000	U.S. Treasury Bonds *	7.875	2/15/2021	846,473
600,000	U.S. Treasury Bonds *	8.000	11/15/2021	795,375
400,000	U.S. Treasury Bonds *	7.250	8/15/2022	501,656
250,000	U.S. Treasury Bonds *	7.625	11/15/2022	324,531
625,000	U.S. Treasury Bonds *	7.125	2/15/2023	778,028
750,000	U.S. Treasury Bonds *	6.250	8/15/2023	863,262
1,100,000	U.S. Treasury Bonds *‡	7.500	11/15/2024	1,437,477
500,000	U.S. Treasury Bonds *	6.875	8/15/2025	618,984
2,275,000	U.S. Treasury Bonds *	5.250	11/15/2028	2,385,729
1,450,000	U.S. Treasury Bonds *	6.125	8/15/2029	1,694,688
1,000,000	U.S. Treasury Notes *	3.375	2/15/2008	982,539
3,500,000	U.S. Treasury Notes *	5.500	2/15/2008	3,519,414
900,000	U.S. Treasury Notes	5.500	5/15/2009	915,047
3,700,000	U.S. Treasury Notes *	6.000	8/15/2009	3,811,722
750,000	U.S. Treasury Notes *	4.750	5/15/2014	751,934
1,700,000	U.S. Treasury Notes *	4.500	2/15/2016	1,672,905

	Total U.S. Government			48,463,750

Utilities (0.6%)
225,000	Commonwealth Edison Company	5.900	3/15/2036	219,025
450,000	Duke Capital Corporation *	7.500	10/1/2009	473,479
450,000	FirstEnergy Corporation	6.450	11/15/2011	469,265
425,000	Oncor Electric Delivery Company	6.375	1/15/2015	438,080
225,000	Oneok Partners, LP	6.650	10/1/2036	230,137
300,000	Progress Energy, Inc.	7.000	10/30/2031	334,058
700,000	Public Service Company of Colorado	7.875	10/1/2012	785,387
225,000	Southern California Edison Company	5.000	1/15/2014	219,175
225,000	Xcel Energy, Inc.	6.500	7/1/2036	237,723

	Total Utilities			3,406,329

	Total Long-Term Fixed Income (cost $229,503,786)			231,175,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

171

Balanced Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.2%)	Rate (+)	Date	Value

46,167,724	Thrivent Financial Securities Lending Trust	5.280%	N/A	$46,167,724

	Total Collateral Held for Securities Loaned
	(cost $46,167,724)			46,167,724

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (4.8%)	Rate (+)	Date	Value

$2,000,000	Alcon Capital Corporation	5.300%	1/9/2007	$1,997,644
500,000	Federal National Mortgage Association ‡	5.180	2/7/2007	497,354
6,215,000	Greenwich Capital	5.290	1/2/2007	6,214,087
3,000,000	Regency Markets No.1, LLC	5.285	1/22/2007	2,990,751
15,676,092	Thrivent Money Market Portfolio	5.080	N/A	15,676,092

	Total Short-Term Investments (at amortized cost)			27,375,928

	Total Investments (cost $566,172,398) 118.0%			$668,179,130

	Other Assets and Liabilities, Net (18.0%)			(102,049,885)

	Total Net Assets 100.0%			$566,129,245

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

S&P 500 Index Futures	28	March 2007	$9,964,290	$9,998,800	$34,510

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2006, $1,150,753 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $17,935,338 of investments were earmarked as collateral to cover open financial futures contracts.

Definitions:

REIT – Real Estate Investment Trust, is a company that buys, develops, manages, and/or sells real estate assets.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$124,205,656
Gross unrealized depreciation	(34,660,118)

Net unrealized appreciation (depreciation)	$89,545,538
Cost for federal income tax purposes	$578,633,592

The accompanying Notes to Financial Statements are an integral part of this schedule.

172

High Yield Portfolio
Schedule of Investments as of December 31, 2006
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Basic Materials (11.0%)
$2,980,000	Abitibi-Consolidated, Inc. *	8.550%	8/1/2010	$2,831,000
1,610,000	Abitibi-Consolidated, Inc. *	7.750	6/15/2011	1,444,975
1,490,000	Ainsworth Lumber Company, Ltd. *†	9.110	3/30/2007	1,259,050
3,340,000	Ainsworth Lumber Company, Ltd. ‡	6.750	3/15/2014	2,488,300
2,180,000	AK Steel Corporation ‡	7.750	6/15/2012	2,196,350
2,130,000	Aleris International, Inc. ‡	9.000	12/15/2014	2,140,650
1,600,000	Aleris International, Inc.	10.000	12/15/2016	1,604,000
1,740,000	Appleton Papers, Inc.	8.125	6/15/2011	1,774,800
3,800,000	Arch Western Finance, LLC	6.750	7/1/2013	3,771,500
2,580,000	BCP Caylux Holdings Luxembourg SCA	9.625	6/15/2014	2,850,900
2,250,000	Buckeye Technologies, Inc.	8.000	10/15/2010	2,250,000
3,810,000	Chaparral Steel Company	10.000	7/15/2013	4,252,912
3,810,000	Crystal US Holdings 3, LLC/Crystal
	US Sub 3 Corporation *>	Zero Coupon	10/1/2009	3,257,550
3,550,000	Domtar, Inc.	7.125	8/1/2015	3,479,000
3,270,000	Drummond Company, Inc.	7.375	2/15/2016	3,204,600
2,475,000	Equistar Chemicals, LP	10.625	5/1/2011	2,635,875
4,270,000	FMG Finance, Pty. Ltd. *	10.625	9/1/2016	4,579,575
2,150,000	Georgia-Pacific Corporation	8.125	5/15/2011	2,257,500
1,070,000	Georgia-Pacific Corporation	7.000	1/15/2015	1,067,325
2,660,000	Georgia-Pacific Corporation	7.125	1/15/2017	2,653,350
5,280,000	Graphic Packaging International Corporation *	9.500	8/15/2013	5,570,400
3,220,000	Griffin Coal Mining Company, Pty. Ltd. *	9.500	12/1/2016	3,316,600
3,490,000	Huntsman International, LLC	7.875	11/13/2014	3,516,175
1,920,000	Jefferson Smurfit Corporation	8.250	10/1/2012	1,872,000
3,520,000	Lyondell Chemical Company	10.500	6/1/2013	3,872,000
4,020,000	Lyondell Chemical Company	8.250	9/15/2016	4,221,000
2,670,000	Momentive Performance Materials, Inc.	11.500	12/1/2016	2,616,600
1,340,000	Mosaic Global Holdings, Inc.	7.625	12/1/2016	1,388,575
2,270,000	Mosaic Global Holdings, Inc., Convertible	7.375	12/1/2014	2,329,588
1,870,000	Peabody Energy Corporation, Convertible	4.750	12/15/2066	1,783,512
2,720,000	PNA Group, Inc.	10.750	9/1/2016	2,811,800
2,078,000	Rockwood Specialties, Inc.	10.625	5/15/2011	2,213,070
3,800,000	Ryerson, Inc.	8.250	12/15/2011	3,771,500
1,970,000	Southern Copper Corporation	7.500	7/27/2035	2,136,045

	Total Basic Materials			93,418,077

Capital Goods (9.8%)
2,210,000	Ahern Rentals, Inc.	9.250	8/15/2013	2,303,925
4,830,000	Allied Waste North America, Inc. *	7.875	4/15/2013	4,980,938
2,990,000	Amsted Industries, Inc.	10.250	10/15/2011	3,199,300
1,910,000	Ashtead Capital, Inc.	9.000	8/15/2016	2,043,700
3,280,000	Ball Corporation	6.625	3/15/2018	3,263,600
3,220,000	Berry Plastics Holding Corporation	8.875	9/15/2014	3,268,300
1,000,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	1,060,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

173

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Capital Goods — continued
$1,000,000	Browning-Ferris Industries, Inc.	7.400%	9/15/2035	$935,000
5,240,000	Case New Holland, Inc.	9.250	8/1/2011	5,547,850
4,080,000	Consolidated Container Company, LLC >	Zero Coupon	6/15/2007	4,131,000
3,010,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	2,754,150
2,710,000	Crown Americas, Inc.	7.625	11/15/2013	2,791,300
2,710,000	Crown Americas, Inc.	7.750	11/15/2015	2,811,625
3,400,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	3,536,000
2,850,000	Fastentech, Inc.	11.500	5/1/2011	2,999,625
2,470,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	2,494,700
1,090,000	K&F Acquisition, Inc. *	7.750	11/15/2014	1,122,700
1,150,000	Legrand SA *	8.500	2/15/2025	1,322,500
1,335,000	Mueller Group, Inc.	10.000	5/1/2012	1,451,812
3,224,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	2,901,600
4,000,000	Norcraft Companies, LP/Norcraft
	Finance Corporation	9.000	11/1/2011	4,140,000
2,342,000	Owens-Brockway Glass Container, Inc.	8.875	2/15/2009	2,394,695
1,630,000	Owens-Brockway Glass Container, Inc.	8.250	5/15/2013	1,685,012
3,150,000	Owens-Illinois, Inc. *	7.500	5/15/2010	3,161,812
4,550,000	Plastipak Holdings, Inc.	8.500	12/15/2015	4,732,000
2,300,000	Ply Gem Industries, Inc. *	9.000	2/15/2012	1,955,000
2,180,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	2,267,200
1,110,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	1,159,950
2,140,000	Rental Services Corporation	9.500	12/1/2014	2,209,550
3,000,000	United Rentals North America, Inc.	6.500	2/15/2012	2,962,500
1,610,000	United Rentals North America, Inc. *	7.000	2/15/2014	1,579,812

	Total Capital Goods			83,167,156

Communications Services (19.6%)
2,720,000	American Cellular Corporation	10.000	8/1/2011	2,876,400
3,960,000	American Tower Corporation *	7.125	10/15/2012	4,068,900
2,300,000	American Towers, Inc.	7.250	12/1/2011	2,380,500
1,710,000	Block Communications, Inc.	8.250	12/15/2015	1,705,725
1,370,000	Cablevision Systems Corporation *	8.000	4/15/2012	1,346,025
13,115,700	CCH I, LLC *	11.000	10/1/2015	13,459,993
3,270,000	Centennial Communications Corporation *	8.125	2/1/2014	3,355,838
3,060,000	Charter Communications Holdings, LLC *	8.750	11/15/2013	3,178,575
2,970,000	Charter Communications Operating, LLC	8.000	4/30/2012	3,085,088
4,345,000	Citizens Communications Company	9.250	5/15/2011	4,806,656
2,690,000	Cricket Communications, Inc.	9.375	11/1/2014	2,837,950
1,660,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	1,809,400
1,150,000	Digicel, Ltd.	9.250	9/1/2012	1,227,625
4,360,000	Dobson Cellular Systems *	9.875	11/1/2012	4,752,400
3,220,000	Idearc, Inc.	8.000	11/15/2016	3,268,300
1,640,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	1,763,000
9,380,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	10,294,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

174

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Communications Services — continued
$4,320,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	$3,283,200
3,250,000	Intelsat Subsidiary Holding Company, Ltd.	8.625%	1/15/2015	3,380,000
4,200,000	Kabel Deutschland GmbH	10.625	7/1/2014	4,656,750
2,170,000	Lamar Media Corporation	6.625	8/15/2015	2,151,012
5,330,000	Level 3 Financing, Inc.	9.250	11/1/2014	5,436,600
2,680,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	2,800,600
3,795,000	Morris Publishing Group, LLC	7.000	8/1/2013	3,595,762
5,330,000	NTL Cable plc	9.125	8/15/2016	5,629,812
3,260,000	PRIMEDIA, Inc. *†	10.749	2/15/2007	3,390,400
3,200,000	Quebecor World, Inc.	9.750	1/15/2015	3,220,000
2,760,000	Qwest Communications International, Inc. †	8.874	2/15/2007	2,794,500
4,880,000	Qwest Communications International, Inc.	7.250	2/15/2011	4,989,800
1,630,000	Qwest Communications International, Inc. *	7.500	2/15/2014	1,678,900
1,110,000	Qwest Corporation †	8.610	3/15/2007	1,201,575
8,820,000	Qwest Corporation	7.875	9/1/2011	9,393,300
1,650,000	Qwest Corporation	7.625	6/15/2015	1,765,500
11,900,000	R.H. Donnelley Corporation	6.875	1/15/2013	11,409,125
3,270,000	R.H. Donnelley Corporation	8.875	1/15/2016	3,433,500
3,820,000	Rogers Wireless Communications, Inc.	7.500	3/15/2015	4,144,700
2,180,000	Rural Cellular Corporation *	9.750	1/15/2010	2,239,950
2,180,000	Rural Cellular Corporation *	9.875	2/1/2010	2,318,975
4,300,000	Time Warner Telecom Holdings, Inc.	9.250	2/15/2014	4,595,625
4,970,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	5,348,962
4,320,000	Videotron Ltee	6.875	1/15/2014	4,347,000
600,000	Windstream Corporation	8.125	8/1/2013	649,500
1,720,000	Windstream Corporation	8.625	8/1/2016	1,883,400

	Total Communications Services			165,955,373

Consumer Cyclical (20.5%)
1,980,000	Allied Security Escrow Corporation	11.375	7/15/2011	2,029,500
4,730,000	American Casino & Entertainment Properties, LLC	7.850	2/1/2012	4,830,512
4,350,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	4,480,500
2,950,000	Beazer Homes USA, Inc. *	8.125	6/15/2016	3,127,000
1,140,000	Blockbuster, Inc. *	9.000	9/1/2012	1,102,950
6,250,000	Bon-Ton Stores, Inc. *	10.250	3/15/2014	6,390,625
3,240,000	Buffets, Inc.	12.500	11/1/2014	3,264,300
2,960,000	Buhrmann U.S., Inc.	7.875	3/1/2015	2,886,000
3,590,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	3,769,500
2,130,000	Dollarama Group, LP †	11.120	6/15/2007	2,122,012
6,230,000	Dollarama Group, LP *	8.875	8/15/2012	6,448,050
4,050,000	Ford Motor Credit Company †	9.824	1/16/2007	4,291,947
1,350,000	Ford Motor Credit Company	9.750	9/15/2010	1,436,144
2,680,000	Ford Motor Credit Company *	7.000	10/1/2013	2,559,349
5,350,000	Ford Motor Credit Company	8.000	12/15/2016	5,286,602
5,020,000	Gaylord Entertainment Company	6.750	11/15/2014	4,982,350

The accompanying Notes to Financial Statements are an integral part of this schedule.

175

High Yield Portfolio Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Consumer Cyclical — continued
$4,860,000	General Motors Corporation *	8.250%	7/15/2023	$4,519,800
5,960,000	Group 1 Automotive, Inc.	8.250	8/15/2013	6,109,000
3,730,000	Hanesbrands, Inc. †	8.735	6/15/2007	3,795,275
5,340,000	Harrah’s Operating Company, Inc. *	6.500	6/1/2016	4,781,169
4,930,000	IAAI Finance Corporation	11.000	4/1/2013	5,570,900
3,210,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	3,378,525
5,360,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	5,386,800
3,940,000	KB Home *	6.250	6/15/2015	3,680,516
3,880,000	Majestic Star Casino, LLC	9.500	10/15/2010	4,074,000
8,190,000	MGM MIRAGE *	5.875	2/27/2014	7,575,750
4,550,000	Mohegan Tribal Gaming Authority	6.375	7/15/2009	4,550,000
5,700,000	NCL Corporation	10.625	7/15/2014	5,700,000
3,220,000	NCO Group, Inc. †	10.244	2/15/2007	3,195,850
2,800,000	Perry Ellis International, Inc.	8.875	9/15/2013	2,800,000
3,600,000	Pokagon Gaming Authority	10.375	6/15/2014	3,942,000
4,730,000	Poster Financial Group, Inc.	8.750	12/1/2011	4,907,375
1,610,000	Sally Holdings, LLC	9.250	11/15/2014	1,640,188
2,680,000	Sally Holdings, LLC *	10.500	11/15/2016	2,733,600
3,210,000	Six Flags, Inc.	9.625	6/1/2014	2,977,275
4,290,000	Station Casinos, Inc.	6.875	3/1/2016	3,850,275
1,750,000	TRW Automotive, Inc.	9.375	2/15/2013	1,876,875
6,510,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	6,737,850
2,680,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	2,740,300
2,130,000	United Auto Group, Inc.	7.750	12/15/2016	2,140,650
4,315,000	Universal City Florida Holding Company I/II †	10.121	2/1/2007	4,455,238
3,250,000	VICORP Restaurants, Inc.	10.500	4/15/2011	3,120,000
3,810,000	Warnaco, Inc.	8.875	6/15/2013	4,048,125
5,048,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	4,038,400

	Total Consumer Cyclical			173,333,077

Consumer Non-Cyclical (7.0%)
1,980,000	DaVita, Inc.	7.250	3/15/2015	2,019,600
2,170,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	2,118,462
2,170,000	Elan Finance plc/Elan Finance Corporation *†	9.374	2/15/2007	2,153,725
3,220,000	HCA, Inc.	9.250	11/15/2016	3,449,425
2,680,000	HCA, Inc.	9.625	11/15/2016	2,881,000
4,350,000	IASIS Healthcare, LLC (IASIS Capital Corporation)	8.750	6/15/2014	4,404,375
5,310,000	Jostens Holding Corporation *>	Zero Coupon	12/1/2008	4,686,075
3,950,000	Michael Foods, Inc.	8.000	11/15/2013	4,098,125
1,530,000	Multiplan, Inc.	10.375	4/15/2016	1,522,350
2,720,000	Smithfield Foods, Inc.	8.000	10/15/2009	2,842,400
2,715,000	Stater Brothers Holdings, Inc. *	8.125	6/15/2012	2,755,725
2,680,000	Supervalu, Inc.	7.500	11/15/2014	2,794,441
4,610,000	Triad Hospitals, Inc.	7.000	5/15/2012	4,690,675
2,680,000	Triad Hospitals, Inc.	7.000	11/15/2013	2,696,750
4,080,000	US Oncology Holdings, Inc. †	10.675	3/15/2007	4,192,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

176

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Consumer Non-Cyclical — continued
$2,230,000	US Oncology, Inc.	9.000%	8/15/2012	$2,352,650
3,810,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	3,857,625
4,340,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	4,448,500
1,508,000	Warner Chilcott Corporation	8.750	2/1/2015	1,545,700

	Total Consumer Non-Cyclical			59,509,803

Energy (4.3%)
1,980,000	Chesapeake Energy Corporation	6.375	6/15/2015	1,960,200
3,470,000	Chesapeake Energy Corporation	6.250	1/15/2018	3,339,875
3,805,000	Denbury Resources, Inc.	7.500	12/15/2015	3,881,100
2,690,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	2,565,588
1,755,000	Magnum Hunter Resources, Inc.	9.600	3/15/2012	1,844,944
4,525,000	Ocean Rig Norway AS	8.375	7/1/2013	4,819,125
4,270,000	OPTI Canada, Inc.	8.250	12/15/2014	4,387,425
2,950,000	Pioneer Natural Resources Company *	5.875	7/15/2016	2,720,410
1,430,000	Range Resources Corporation	7.500	5/15/2016	1,465,750
3,800,000	Western Oil Sands, Inc.	8.375	5/1/2012	4,218,000
3,750,000	Whiting Petroleum Corporation	7.250	5/1/2012	3,759,375
1,090,000	Whiting Petroleum Corporation	7.250	5/1/2013	1,092,725

	Total Energy			36,054,517

Financials (2.6%)
2,150,000	ACE Cash Express, Inc.	10.250	10/1/2014	2,176,875
2,470,000	FTI Consulting, Inc. *	7.625	6/15/2013	2,550,275
13,110,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	13,446,901
1,720,000	Morgan Stanley, Convertible ¿	16.500	1/18/2007	1,720,000
1,610,000	Wells Fargo & Company, Convertible *†	5.121	2/1/2007	1,615,200

	Total Financials			21,509,251

Technology (5.5%)
3,250,000	Avago Technologies Finance Pte *†	10.869	3/1/2007	3,400,312
1,725,000	Electronic Data Systems Corporation, Convertible *	3.875	7/15/2023	1,830,656
3,480,000	Freescale Semiconductor, Inc.	9.125	12/15/2014	3,458,250
2,680,000	Freescale Semiconductor, Inc. *	10.125	12/15/2016	2,683,350
2,220,000	Intel Corporation, Convertible	2.950	12/15/2035	2,009,100
2,880,000	Itron, Inc.	7.750	5/15/2012	2,944,800
4,070,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company †	8.610	3/15/2007	3,500,200
2,290,000	Nortel Networks, Ltd. †	9.624	1/16/2007	2,413,088
1,600,000	NXP BV/NXP Funding, LLC †	8.122	1/16/2007	1,624,000
4,830,000	Seagate Technology HDD Holdings	6.800	10/1/2016	4,854,150
2,160,000	SunGard Data Systems, Inc.	9.125	8/15/2013	2,268,000
2,180,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	2,327,150
1,502,157	UGS Capital Corporation II †	10.348	6/1/2007	1,539,711
5,070,000	UGS Corporation	10.000	6/1/2012	5,526,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

177

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Technology — continued
$2,730,000	Unisys Corporation *	6.875%	3/15/2010	$2,682,225
3,410,000	Xerox Corporation	7.625	6/15/2013	3,580,500

	Total Technology			46,641,792

Transportation (3.3%)
3,230,000	CHC Helicopter Corporation	7.375	5/1/2014	3,112,912
2,670,000	Delta Air Lines, Inc. =	7.920	11/18/2010	2,659,988
2,220,000	Hertz Corporation	8.875	1/1/2014	2,325,450
3,700,000	Hertz Corporation	10.500	1/1/2016	4,070,000
1,287,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	1,196,910
2,443,000	Horizon Lines, LLC	9.000	11/1/2012	2,565,150
3,220,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	3,220,000
3,730,000	Navios Maritime Holdings, Inc. *	9.500	12/15/2014	3,748,650
5,200,000	Windsor Petroleum Transport Corporation	7.840	1/15/2021	5,285,862

	Total Transportation			28,184,922

Utilities (11.3%)
1,700,000	AES Corporation *	8.875	2/15/2011	1,823,250
4,340,000	AES Corporation ‡	8.750	5/15/2013	4,649,225
3,560,000	AmeriGas Partners, LP	7.250	5/20/2015	3,604,500
3,800,000	Calpine Generating Company, LLC †=	11.099	1/1/2007	4,009,000
2,680,000	Calpine Generating Company, LLC *†=	14.370	4/1/2007	2,881,000
2,950,000	Colorado Interstate Gas Company	6.800	11/15/2015	3,067,357
1,820,000	Consumers Energy Company	6.300	2/1/2012	1,829,100
2,870,000	Copano Energy, LLC	8.125	3/1/2016	2,970,450
2,720,000	Dynegy Holdings, Inc. *	6.875	4/1/2011	2,720,000
2,690,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	2,824,500
2,230,000	Edison Mission Energy	7.500	6/15/2013	2,330,350
2,480,000	Edison Mission Energy	7.750	6/15/2016	2,628,800
5,850,000	El Paso Corporation *	7.000	5/15/2011	6,069,375
4,250,000	El Paso Production Holding Company	7.750	6/1/2013	4,446,562
2,350,000	Midwest Generation, LLC	8.750	5/1/2034	2,549,750
1,910,000	Mirant North America, LLC	7.375	12/31/2013	1,938,650
4,460,000	Mission Energy Holding Company	13.500	7/15/2008	4,917,150
8,160,000	NRG Energy, Inc.	7.375	2/1/2016	8,200,800
2,250,000	Pacific Energy Partners, LP/Pacific Energy
	Finance Corporation	7.125	6/15/2014	2,308,972
2,725,000	Reliant Energy Resources Corporation	6.750	12/15/2014	2,663,688
3,790,000	SemGroup, LP	8.750	11/15/2015	3,808,950
2,000,000	Southern Natural Gas Company	8.875	3/15/2010	2,098,180
4,190,000	Southern Natural Gas Company *	7.350	2/15/2031	4,612,126
2,383,000	Southern Star Central Corporation	6.750	3/1/2016	2,377,042
7,990,000	Williams Companies, Inc. *	8.125	3/15/2012	8,649,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

178

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (94.9%)	Rate	Date	Value

Utilities — continued
$2,470,000	Williams Companies, Inc.	8.750%	3/15/2032	$2,791,100
2,400,000	Williams Partners, LP	7.250	2/1/2017	2,448,000

	Total Utilities			95,217,052

	Total Long-Term Fixed Income (cost $780,478,167)			802,991,020

Shares	Preferred Stock (1.3%)			Value

50,000	CenterPoint Energy, Inc., Convertible			$1,922,350
105,000	Chevy Chase Preferred Capital Corporation, Convertible #			5,523,000
38,800	Goldman Sachs Group, Inc., Convertible #¿			1,162,797
19,300	Lehman Brothers Holdings, Inc., Convertible #¿			1,399,636
5,040	NRG Energy, Inc., Convertible #			1,358,910

	Total Preferred Stock (cost $10,680,524)			11,366,693

Shares	Common Stock (<0.1%)			Value

30	Pliant Corporation #^			$0
121,520	TVMAX Holdings, Inc. #			121,520
9,243	XO Communications, Inc., Stock Warrants #			6,470
6,932	XO Communications, Inc., Stock Warrants #			2,981
6,932	XO Communications, Inc., Stock Warrants #			1,525
4,621	XO Holdings, Inc., Stock Warrants #*			19,870
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants #^ƒ			8
80,000	ZSC Specialty Chemical plc, Stock Warrants #^ƒ			8

	Total Common Stock (cost $6,566,208)			152,382

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (17.6%)	Rate (+)	Date	Value

149,475,075	Thrivent Financial Securities Lending Trust	5.280%	N/A	$149,475,075

	Total Collateral Held for Securities Loaned
	(cost $149,475,075)			149,475,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

179

High Yield Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Shares	Short-Term Investments (1.7%)	Rate (+)	Date	Value

14,483,085	Thrivent Money Market Portfolio	5.080%	N/A	$14,483,085

	Total Short-Term Investments (at amortized cost)			14,483,085

	Total Investments (cost $961,683,059) 115.5%			$978,468,255

	Other Assets and Liabilities, Net (15.5%)			(131,447,233)

	Total Net Assets 100.0%			$847,021,022

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

^ Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At December 31, 2006, $1,071,250 of investments were held on deposit with the counterparty and were earmarked as collateral to cover the unfunded loan commitment. This unfunded loan commitment as discussed in item 2(U) of the Notes to Financial Statements.

ƒ Denotes restricted securities. Restricted securities are investment securities which cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2006.

	Acquisition
Security	Date	Cost

ZSC Specialty Chemical plc, Preferred Warrants	6/24/1999	$47,568
ZSC Specialty Chemical plc, Stock Warrants	6/24/1999	111,712

= In bankruptcy.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$27,561,777
Gross unrealized depreciation	(11,900,356)

Net unrealized appreciation (depreciation)	$15,661,421
Cost for federal income tax purposes	$962,806,834

The accompanying Notes to Financial Statements are an integral part of this schedule.

180

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006
Shares	Common Stock (45.6%)	Value	Shares	Common Stock (45.6%)	Value

Consumer Discretionary (3.4%)			3,600	Colonial Properties Trust	$168,768
4,000	Bandag, Inc. *	$201,720	6,800	Comerica, Inc.	399,024
3,700	Genuine Parts Company *	175,491	10,600	Commerce Group, Inc. *	315,350
10,000	La-Z-Boy, Inc. *	118,700	1,900	Community Banks, Inc. *	52,744
39,500	McDonald’s Corporation	1,751,035	17,700	Corus Bankshares, Inc. *	408,339
3,100	Polaris Industries, Inc. *	145,173	10,600	Crescent Real Estate Equities
31,200	ServiceMaster Company *	409,032		Company *	209,350
3,500	Stanley Works *	176,015	3,400	Developers Diversified Realty
18,900	Superior Industries			Corporation *	214,030
	International, Inc. *	364,203	3,000	DiamondRock Hospitality
7,000	Talbots, Inc. *	168,700		Company *	54,030
2,300	VF Corporation	188,784	1,200	Digital Realty Trust, Inc. *	41,076

	Total Consumer		5,600	Duke Realty Corporation *	229,040
	Discretionary	3,698,853	800	Entertainment Properties Trust *	46,752

			200	Equity One, Inc. *	5,332
Consumer Staples (3.2%)			5,900	Equity Residential REIT	299,425
10,200	Altria Group, Inc. ‡	875,364	3,400	Extra Space Storage, Inc. *	62,084
8,400	ConAgra Foods, Inc. *	226,800	90,300	F.N.B. Corporation *	1,649,781
1,200	Kimberly-Clark Corporation	81,540	3,800	Feldman Mall Properties, Inc. *	47,500
9,200	Lancaster Colony Corporation *	407,652	21,000	Fiduciary/Claymore MLP
11,200	Procter & Gamble Company	719,824		Opportunity Fund	476,700
24,500	Universal Corporation *	1,200,745	17,200	Fifth Third Bancorp	703,996

	Total Consumer Staples	3,511,925	118,100	First Commonwealth Financial

				Corporation *	1,586,083
Energy (1.2%)			6,700	First Industrial Realty Trust, Inc. *	314,163
9,500	Chevron Corporation	698,535	61,700	FirstMerit Corporation *	1,489,438
16,700	Kayne Anderson MLP Investment		5,400	Franklin Street Properties
	Company *	550,766		Corporation *	113,670

	Total Energy	1,249,301	4,000	General Growth Properties, Inc. *	208,920

			15,000	Glimcher Realty Trust *	400,650
Financials (24.5%)			200	Global Signal, Inc.	10,534
1,200	Agree Realty Corporation	41,244	5,625	Harleysville National
10,500	American Financial Realty Trust *	120,120		Corporation *	108,619
3,100	Apartment Investment &		10,700	Health Care Property
	Management Company *	173,662		Investors, Inc.	393,974
3,400	Archstone-Smith Trust ‡	197,914	10,900	Health Care REIT, Inc. *	468,918
40,100	Arthur J. Gallagher & Company *	1,184,955	5,900	Healthcare Realty Trust, Inc. *	233,286
200	Avalonbay Communities, Inc.	26,010	3,100	Highwoods Properties, Inc.	126,356
30,400	Bank of America Corporation	1,623,056	2,300	Home Properties, Inc.	136,321
6,300	BB&T Corporation	276,759	9,800	Hospitality Properties Trust	465,794
400	BioMed Realty Trust, Inc.	11,440	9,900	Host Marriott Corporation *	243,045
1,900	Boston Properties, Inc. *	212,572	24,100	HRPT Properties Trust *	297,635
4,500	Brandywine Realty Trust *	149,625	6,200	Independent Bank Corporation	156,798
200	Camden Property Trust	14,770	1,600	Inland Real Estate Corporation *	29,952
329	Capital One Financial Corporation	25,274	3,700	iStar Financial, Inc.	176,934
600	CBL & Associates Properties, Inc. *	26,010	3,322	Kimco Realty Corporation *	149,324
9,500	Citigroup, Inc.	529,150	100	LaSalle Hotel Properties *	4,585

The accompanying Notes to Financial Statements are an integral part of this schedule.

181

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (45.6%)	Value	Shares	Common Stock (45.6%)	Value

Financials — continued			3,300	United Dominion Realty
9,300	Lexington Corporate			Trust, Inc. *	$104,907
	Properties Trust *	$208,599	2,200	U-Store-It Trust *	45,210
5,600	Liberty Property Trust *	275,184	1,400	Valley National Bancorp *	37,114
14,000	Longview Fibre Company *	307,300	2,800	Ventas, Inc.	118,496
800	Macerich Company	69,256	3,900	Vornado Realty Trust	473,850
3,700	Mack-Cali Realty Corporation *	188,700	36,000	Washington Mutual, Inc. *	1,637,640
300	Maguire Properties, Inc. *	12,000	900	Washington Real Estate
1,200	Mercury General Corporation	63,276		Investment Trust *	36,000
300	Mid-America Apartment		1,600	Weingarten Realty Investors *	73,776
	Communities, Inc.	17,172	2,600	WesBanco, Inc. *	87,178

800	Mills Corporation *	16,000		Total Financials	26,477,873

16,000	National City Corporation *	584,960
3,100	National Penn Bancshares, Inc. *	62,775	Health Care (2.0%)
7,300	National Retail Properties, Inc. *	167,535	10,100	Merck & Company, Inc.	440,360
7,000	Nationwide Health Properties, Inc.	211,540	4,400	Meridian Bioscience, Inc.	107,932
2,100	New Plan Excel Realty Trust, Inc. *	57,708	61,400	Pfizer, Inc.	1,590,260

19,400	Old National Bancorp *	367,048		Total Health Care	2,138,552

3,600	Old Republic International
	Corporation	83,808	Industrials (1.6%)
5,000	Omega Healthcare Investors, Inc. *	88,600	2,000	A.O. Smith Corporation	75,120
700	Park National Corporation *	69,300	3,500	Avery Dennison Corporation *	237,755
2,700	Pennsylvania Real Estate		2,100	Badger Meter, Inc. *	58,170
	Investment Trust *	106,326	16,300	Briggs & Stratton Corporation *	439,285
3,700	ProLogis Trust	224,849	9,800	General Electric Company	364,658
556	Public Storage, Inc.	54,210	12,400	Masco Corporation *	370,388
9,200	Realty Income Corporation	254,840	3,500	McGrath Rentcorp *	107,205
1,300	Reckson Associates Realty		2,100	Tennant Company	60,900

	Corporation *	59,280		Total Industrials	1,713,481

9,429	Regions Financial Corporation	352,645
7,700	Senior Housing Property Trust	188,496	Information Technology (0.2%)
5,000	Simon Property Group, Inc.	506,450	2,000	Linear Technology Corporation *	60,640
4,800	Sky Financial Group, Inc.	136,992	4,800	Paychex, Inc.	189,792

100	SL Green Realty Corporation *	13,278		Total Information Technology 250,432

900	Sovran Self Storage, Inc.	51,552
26,700	Spirit Finance Corporation *	332,949	Materials (1.5%)
17,700	Sterling Bancorp *	348,690	1,600	Bemis Company, Inc.	54,368
7,500	Sun Communities, Inc.	242,700	2,000	PPG Industries, Inc.	128,420
400	Sunstone Hotel Investors, Inc. *	10,692	38,400	RPM International, Inc. *	802,176
19,100	Susquehanna Bancshares, Inc. *	513,408	18,300	Sonoco Products Company	696,498

100	Tanger Factory Outlet			Total Materials	1,681,462

	Centers, Inc. *	3,908
12,070	Tortoise Energy Infrastructure		Telecommunications Services (1.7%)
	Corporation *	419,915	50,700	AT&T, Inc. ‡	1,812,525

4,800	Trustreet Properties, Inc.	80,880		Total Telecommunications
				Services	1,812,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

182

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Shares	Common Stock (45.6%)	Value	Shares	Preferred Stock (1.2%)	Value

Utilities (6.3%)			Energy (0.3%)
50,600	Atmos Energy Corporation *	$1,614,646	7,000	Goldman Sachs Group, Inc.,
33,600	Consolidated Edison, Inc. *	1,615,152	Convertible #¿		$209,783
14,900	Otter Tail Corporation *	464,284	2,000	Lehman Brothers Holdings, Inc.,
13,000	Peoples Energy Corporation *	579,410	Convertible #¿		145,040

35,100	Progress Energy, Inc. *	1,722,708	Total Energy		354,823

21,100	Vectren Corporation *	596,708
4,500	WPS Resources Corporation *	243,135	Financials (0.7%)

	Total Utilities	6,836,043	8,505	Simon Property Group, Inc.,

			Convertible #		692,307

	Total Common Stock		Total Financials		692,307

	(cost $45,141,339)	49,370,447

			Utilities (0.2%)
			2,495	CenterPoint Energy, Inc.,
			Convertible		95,925
			520	NRG Energy, Inc., Convertible #	140,205

			Total Utilities		236,130

			Total Preferred Stock
			(cost $1,212,272)		1,283,260

Principal			Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)		Rate	Date	Value

Asset-Backed Securities (6.3%)
$6,650,000	Dow Jones CDX *		8.375%	12/29/2011	$6,794,968

		Total Asset-Backed Securities			6,794,968

Basic Materials (3.8%)
135,000	Abitibi-Consolidated, Inc. *‡		8.550	8/1/2010	128,250
70,000	Abitibi-Consolidated, Inc. *		7.750	6/15/2011	62,825
160,000	Ainsworth Lumber Company, Ltd. *†		9.110	3/30/2007	135,200
100,000	AK Steel Corporation *		7.750	6/15/2012	100,750
110,000	Aleris International, Inc.		9.000	12/15/2014	110,550
80,000	Aleris International, Inc.		10.000	12/15/2016	80,200
90,000	Appleton Papers, Inc.		8.125	6/15/2011	91,800
160,000	Arch Western Finance, LLC *		6.750	7/1/2013	158,800
101,000	BCP Caylux Holdings Luxembourg SCA		9.625	6/15/2014	111,605
90,000	Buckeye Technologies, Inc.		8.000	10/15/2010	90,000
150,000	Chaparral Steel Company		10.000	7/15/2013	167,438
160,000	Crystal US Holdings 3, LLC/Crystal US
	Sub 3 Corporation >		Zero Coupon	10/1/2009	136,800
130,000	Domtar, Inc. ‡		7.125	8/1/2015	127,400
130,000	Drummond Company, Inc.		7.375	2/15/2016	127,400
100,000	Equistar Chemicals, LP		10.625	5/1/2011	106,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

183

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Basic Materials — continued
$230,000	FMG Finance, Pty. Ltd. *	10.625%	9/1/2016	$246,675
90,000	Georgia-Pacific Corporation	8.125	5/15/2011	94,500
60,000	Georgia-Pacific Corporation	7.000	1/15/2015	59,850
140,000	Georgia-Pacific Corporation	7.125	1/15/2017	139,650
210,000	Graphic Packaging International Corporation *	9.500	8/15/2013	221,550
150,000	Griffin Coal Mining Company, Pty. Ltd. *	9.500	12/1/2016	154,500
170,000	Huntsman International, LLC	7.875	11/13/2014	171,275
80,000	Jefferson Smurfit Corporation	8.250	10/1/2012	78,000
140,000	Lyondell Chemical Company	10.500	6/1/2013	154,000
190,000	Lyondell Chemical Company *	8.250	9/15/2016	199,500
140,000	Momentive Performance Materials, Inc.	11.500	12/1/2016	137,200
60,000	Mosaic Global Holdings, Inc.	7.625	12/1/2016	62,175
320,000	Mosaic Global Holdings, Inc., Convertible *	7.375	12/1/2014	328,400
90,000	Peabody Energy Corporation, Convertible *	4.750	12/15/2066	85,838
100,000	PNA Group, Inc.	10.750	9/1/2016	103,375
150,000	Ryerson, Inc. *	8.250	12/15/2011	148,875

	Total Basic Materials			4,120,881

Capital Goods (4.0%)
60,000	Ahern Rentals, Inc.	9.250	8/15/2013	62,550
440,000	Allied Waste North America, Inc. ‡	7.875	4/15/2013	453,750
350,000	Amsted Industries, Inc. ‡	10.250	10/15/2011	374,500
70,000	Ashtead Capital, Inc.	9.000	8/15/2016	74,900
130,000	Ball Corporation	6.625	3/15/2018	129,350
150,000	Berry Plastics Holding Corporation	8.875	9/15/2014	152,250
110,000	Browning-Ferris Industries, Inc.	9.250	5/1/2021	116,600
110,000	Browning-Ferris Industries, Inc.	7.400	9/15/2035	102,850
150,000	Case New Holland, Inc.	9.250	8/1/2011	158,812
160,000	Consolidated Container Company, LLC >	Zero Coupon	6/15/2007	162,000
120,000	Covalence Specialty Materials Corporation	10.250	3/1/2016	109,800
100,000	Crown Americas, Inc.	7.625	11/15/2013	103,000
100,000	Crown Americas, Inc.	7.750	11/15/2015	103,750
480,000	Da-Lite Screen Company, Inc.	9.500	5/15/2011	499,200
390,000	Fastentech, Inc.	11.500	5/1/2011	410,475
95,000	Graham Packaging Company, Inc. *	9.875	10/15/2014	95,950
64,000	Invensys plc *	9.875	3/15/2011	68,640
40,000	K&F Acquisition, Inc.	7.750	11/15/2014	41,200
100,000	Legrand SA *	8.500	2/15/2025	115,000
38,000	Mueller Group, Inc.	10.000	5/1/2012	41,325
104,000	Mueller Holdings, Inc. >	Zero Coupon	4/15/2009	93,600
70,000	Owens-Brockway Glass Container, Inc. *	8.250	5/15/2013	72,362
210,000	Owens-Illinois, Inc. *	7.500	5/15/2010	210,788
190,000	Plastipak Holdings, Inc.	8.500	12/15/2015	197,600
90,000	RBS Global, Inc./Rexnord Corporation	9.500	8/1/2014	93,600
30,000	RBS Global, Inc./Rexnord Corporation	11.750	8/1/2016	31,350
110,000	Rental Services Corporation	9.500	12/1/2014	113,575

The accompanying Notes to Financial Statements are an integral part of this schedule.

184

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Capital Goods — continued
$90,000	United Rentals North America, Inc.	6.500%	2/15/2012	$88,875
80,000	United Rentals North America, Inc. *	7.000	2/15/2014	78,500

	Total Capital Goods			4,356,152

Communications Services (7.1%)
110,000	American Cellular Corporation *	10.000	8/1/2011	116,325
460,000	American Tower Corporation ‡	7.125	10/15/2012	472,650
270,000	American Towers, Inc. ‡	7.250	12/1/2011	279,450
50,000	Cablevision Systems Corporation *	8.000	4/15/2012	49,125
630,338	CCH I, LLC *	11.000	10/1/2015	646,884
120,000	Centennial Communications Corporation *	8.125	2/1/2014	123,150
130,000	Charter Communications Holdings, LLC	8.750	11/15/2013	135,038
130,000	Charter Communications Operating, LLC	8.000	4/30/2012	135,038
175,000	Citizens Communications Company *	9.250	5/15/2011	193,594
120,000	Cricket Communications, Inc.	9.375	11/1/2014	126,600
70,000	Dex Media West, LLC/Dex Media West
	Finance Company	9.875	8/15/2013	76,300
170,000	Dobson Cellular Systems	9.875	11/1/2012	185,300
150,000	Idearc, Inc.	8.000	11/15/2016	152,250
60,000	Intelsat Bermuda, Ltd.	9.250	6/15/2016	64,500
660,000	Intelsat Bermuda, Ltd.	11.250	6/15/2016	724,350
200,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	152,000
150,000	Intelsat Subsidiary Holding Company, Ltd.	8.625	1/15/2015	156,000
170,000	Kabel Deutschland GmbH *	10.625	7/1/2014	188,488
90,000	Lamar Media Corporation	6.625	8/15/2015	89,212
280,000	Level 3 Financing, Inc.	9.250	11/1/2014	285,600
130,000	MetroPCS Wireless, Inc.	9.250	11/1/2014	135,850
155,000	Morris Publishing Group, LLC	7.000	8/1/2013	146,862
280,000	NTL Cable plc *	9.125	8/15/2016	295,750
135,000	PRIMEDIA, Inc. *†	10.749	2/15/2007	140,400
160,000	Quebecor World, Inc.	9.750	1/15/2015	161,000
80,000	Qwest Communications International, Inc. †	8.874	2/15/2007	81,000
200,000	Qwest Communications International, Inc.	7.250	2/15/2011	204,500
60,000	Qwest Communications International, Inc.	7.500	2/15/2014	61,800
30,000	Qwest Corporation †	8.610	3/15/2007	32,475
470,000	Qwest Corporation	7.875	9/1/2011	500,550
50,000	Qwest Corporation *	7.625	6/15/2015	53,500
510,000	R.H. Donnelley Corporation	6.875	1/15/2013	488,962
110,000	R.H. Donnelley Corporation	8.875	1/15/2016	115,500
145,000	Rogers Wireless Communications, Inc. *	7.500	3/15/2015	157,325
80,000	Rural Cellular Corporation *	9.750	1/15/2010	82,200
85,000	Rural Cellular Corporation	9.875	2/1/2010	90,419

The accompanying Notes to Financial Statements are an integral part of this schedule.

185

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Communications Services — continued
$200,000	Time Warner Telecom Holdings, Inc.	9.250%	2/15/2014	$213,750
140,000	Valor Telecommunications Enterprises, LLC	7.750	2/15/2015	150,675
190,000	Videotron Ltee	6.875	1/15/2014	191,188

	Total Communications Services			7,655,560

Consumer Cyclical (7.3%)
220,000	Allied Security Escrow Corporation ‡	11.375	7/15/2011	225,500
180,000	American Casino & Entertainment Properties, LLC ‡	7.850	2/1/2012	183,825
120,000	Beazer Homes USA, Inc. *	8.625	5/15/2011	123,600
140,000	Beazer Homes USA, Inc. *	8.125	6/15/2016	148,400
250,000	Bon-Ton Stores, Inc. *	10.250	3/15/2014	255,625
140,000	Buffets, Inc.	12.500	11/1/2014	141,050
360,000	Buhrmann U.S., Inc.	7.875	3/1/2015	351,000
180,000	Circus & Eldorado Joint Venture/Silver Legacy
	Capital Corporation	10.125	3/1/2012	189,000
110,000	Dollarama Group, LP †	11.120	6/15/2007	109,588
260,000	Dollarama Group, LP *	8.875	8/15/2012	269,100
160,000	Ford Motor Credit Company †	9.824	1/16/2007	169,558
70,000	Ford Motor Credit Company *	9.750	9/15/2010	74,467
130,000	Ford Motor Credit Company *	7.000	10/1/2013	124,148
260,000	Ford Motor Credit Company	8.000	12/15/2016	256,919
220,000	Gaylord Entertainment Company	6.750	11/15/2014	218,350
230,000	General Motors Corporation *	8.250	7/15/2023	213,900
240,000	Group 1 Automotive, Inc.	8.250	8/15/2013	246,000
190,000	Hanesbrands, Inc. †	8.735	6/15/2007	193,325
270,000	Harrah’s Operating Company, Inc. *	6.500	6/1/2016	241,744
164,000	Host Marriott, LP, Convertible	3.250	4/15/2024	243,130
590,000	IAAI Finance Corporation	11.000	4/1/2013	666,700
160,000	Jean Coutu Group (PJC), Inc.	7.625	8/1/2012	168,400
190,000	K. Hovnanian Enterprises, Inc. *	7.500	5/15/2016	190,950
110,000	KB Home	6.250	6/15/2015	102,756
180,000	Majestic Star Casino, LLC	9.500	10/15/2010	189,000
200,000	MGM MIRAGE	5.875	2/27/2014	185,000
240,000	NCL Corporation *	10.625	7/15/2014	240,000
150,000	NCO Group, Inc. †	10.244	2/15/2007	148,875
190,000	Poster Financial Group, Inc.	8.750	12/1/2011	197,125
80,000	Sally Holdings, LLC	9.250	11/15/2014	81,500
130,000	Sally Holdings, LLC *	10.500	11/15/2016	132,600
150,000	Six Flags, Inc. *	9.625	6/1/2014	139,125
200,000	Station Casinos, Inc.	6.875	3/1/2016	179,500
76,000	TRW Automotive, Inc.	9.375	2/15/2013	81,510
260,000	Tunica Biloxi Gaming Authority	9.000	11/15/2015	269,100
130,000	Turning Stone Resort Casino Enterprise	9.125	9/15/2014	132,925
110,000	United Auto Group, Inc.	7.750	12/15/2016	110,550
180,000	Universal City Florida Holding Company I/II †	10.121	2/1/2007	185,850
130,000	VICORP Restaurants, Inc.	10.500	4/15/2011	124,800

The accompanying Notes to Financial Statements are an integral part of this schedule.

186

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Consumer Cyclical — continued
$150,000	Warnaco, Inc.	8.875%	6/15/2013	$159,375
235,000	WMG Holdings Corporation >	Zero Coupon	12/15/2009	188,000

	Total Consumer Cyclical			7,851,870

Consumer Non-Cyclical (2.4%)
80,000	DaVita, Inc.	7.250	3/15/2015	81,600
90,000	Elan Finance Corporation, Ltd.	7.750	11/15/2011	87,862
90,000	Elan Finance plc/Elan Finance Corporation *†	9.374	2/15/2007	89,325
150,000	HCA, Inc.	9.250	11/15/2016	160,688
130,000	HCA, Inc.	9.625	11/15/2016	139,750
170,000	IASIS Healthcare, LLC (IASIS
	Capital Corporation) *	8.750	6/15/2014	172,125
230,000	Jostens Holding Corporation *>	Zero Coupon	12/1/2008	202,975
160,000	Michael Foods, Inc.	8.000	11/15/2013	166,000
150,000	Multiplan, Inc.	10.375	4/15/2016	149,250
110,000	Smithfield Foods, Inc. *	8.000	10/15/2009	114,950
110,000	Stater Brothers Holdings, Inc.	8.125	6/15/2012	111,650
130,000	Supervalu, Inc.	7.500	11/15/2014	135,551
190,000	Triad Hospitals, Inc.	7.000	5/15/2012	193,325
130,000	Triad Hospitals, Inc.	7.000	11/15/2013	130,812
160,000	US Oncology Holdings, Inc. †	10.675	3/15/2007	164,400
90,000	US Oncology, Inc.	9.000	8/15/2012	94,950
160,000	Vanguard Health Holding Company II, LLC	9.000	10/1/2014	162,000
170,000	Ventas Realty, LP/Ventas Capital Corporation *	6.500	6/1/2016	174,250
59,000	Warner Chilcott Corporation	8.750	2/1/2015	60,475

	Total Consumer Non-Cyclical			2,591,938

Energy (1.5%)
80,000	Chesapeake Energy Corporation *	6.375	6/15/2015	79,200
140,000	Chesapeake Energy Corporation	6.250	1/15/2018	134,750
155,000	Denbury Resources, Inc.	7.500	12/15/2015	158,100
130,000	Hornbeck Offshore Services, Inc.	6.125	12/1/2014	123,988
460,000	Ocean Rig Norway AS	8.375	7/1/2013	489,900
220,000	OPTI Canada, Inc.	8.250	12/15/2014	226,050
60,000	Pioneer Natural Resources Company *	5.875	7/15/2016	55,330
150,000	Western Oil Sands, Inc.	8.375	5/1/2012	166,500
200,000	Whiting Petroleum Corporation	7.250	5/1/2012	200,500
40,000	Whiting Petroleum Corporation	7.250	5/1/2013	40,100

	Total Energy			1,674,418

Financials (8.1%)
100,000	ACE Cash Express, Inc. ‡	10.250	10/1/2014	101,250
244,000	Archstone-Smith Operating Trust, Convertible ‡	4.000	7/15/2036	260,165
200,000	AXA SA	6.463	12/14/2018	197,469
193,000	Boston Properties, Inc., Convertible	3.750	5/15/2036	223,639
168,000	Brandywine Realty Trust, Convertible	3.875	10/15/2026	167,580

The accompanying Notes to Financial Statements are an integral part of this schedule.

187

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Financials — continued
$200,000	BRE Properties, Inc., Convertible	4.125%	8/15/2026	$214,340
420,000	Capital One Capital III *	7.686	8/15/2036	475,675
235,000	Developers Diversified Realty Corporation, Convertible	3.500	8/15/2011	249,100
243,000	Duke Realty, LP, Convertible	3.750	12/1/2011	240,570
630,000	EOP Operating, LP, Convertible	4.000	7/15/2026	748,912
290,000	ERP Operating, LP, Convertible	3.850	8/15/2026	297,656
80,000	Essex Portfolio, LP, Convertible	3.625	11/1/2025	103,500
105,000	First Industrial, LP, Convertible	4.625	9/15/2011	110,250
134,000	Forest City Enterprises, Inc., Convertible	3.625	10/15/2011	142,335
300,000	FTI Consulting, Inc.	7.625	6/15/2013	309,750
510,000	General Motors Acceptance Corporation, LLC	6.875	9/15/2011	523,106
420,000	J.P. Morgan Chase Capital XX	6.550	9/29/2036	433,695
420,000	Lincoln National Corporation *>	7.000	5/17/2016	445,152
205,000	Morgan Stanley, Convertible ¿	16.500	1/18/2007	205,000
84,000	National Retail Properties, Inc., Convertible	3.950	9/15/2026	86,625
311,000	New Plan Excel Realty Trust, Convertible	3.700	9/15/2026	309,834
420,000	Rabobank Capital Funding Trust	5.254	10/21/2016	404,945
420,000	RBS Capital Trust I	5.512	9/30/2014	415,127
147,000	Tanger Properties, LP, Convertible *	3.750	8/15/2026	171,439
97,000	United Dominion Realty Trust, Inc., Convertible	4.000	12/15/2035	113,854
483,000	Vornado Realty Trust, Convertible	3.625	11/15/2026	482,396
176,000	Vornado Realty, LP, Convertible *	3.875	4/15/2025	243,760
420,000	Wachovia Capital Trust III	5.800	3/15/2011	423,467
300,000	Washington Mutual Preferred Funding	6.665	12/15/2016	300,804
50,000	Washington Real Estate Investment Trust, Convertible	3.875	9/15/2026	50,188
262,000	Weingarten Realty Investors, Convertible	3.950	8/1/2026	277,013
80,000	Wells Fargo & Company, Convertible †	5.121	2/1/2007	80,258

	Total Financials			8,808,854

Mortgage-Backed Securities (0.1%)
100,000	Federal National Mortgage Association ‡	Zero Coupon	2/2/2007	99,542

	Total Mortgage-Backed Securities			99,542

Technology (1.6%)
130,000	Avago Technologies Finance Pte †‡	10.869	3/1/2007	136,012
80,000	Electronic Data Systems Corporation, Convertible	3.875	7/15/2023	84,900
170,000	Freescale Semiconductor, Inc.	9.125	12/15/2014	168,938
130,000	Freescale Semiconductor, Inc. *	10.125	12/15/2016	130,162
83,000	Intel Corporation, Convertible *	2.950	12/15/2035	75,115
160,000	MagnaChip Semiconductor SA/MagnaChip
	Semiconductor Finance Company †	8.610	3/15/2007	137,600
80,000	NXP BV/NXP Funding, LLC †	8.122	1/16/2007	81,200
230,000	Seagate Technology HDD Holdings	6.800	10/1/2016	231,150
90,000	SunGard Data Systems, Inc.	9.125	8/15/2013	94,500
90,000	SunGard Data Systems, Inc. *	10.250	8/15/2015	96,075
200,000	UGS Corporation	10.000	6/1/2012	218,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

188

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Technology — continued
$110,000	Unisys Corporation *	6.875%	3/15/2010	$108,075
140,000	Xerox Corporation *	7.625	6/15/2013	147,000

	Total Technology			1,708,727

Transportation (1.5%)
160,000	CHC Helicopter Corporation	7.375	5/1/2014	154,200
140,000	Delta Air Lines, Inc. =	7.920	11/18/2010	139,475
60,000	Hertz Corporation	8.875	1/1/2014	62,850
100,000	Hertz Corporation	10.500	1/1/2016	110,000
150,000	H-Lines Finance Holding Corporation >	Zero Coupon	4/1/2008	139,500
260,000	Horizon Lines, LLC	9.000	11/1/2012	273,000
150,000	Kansas City Southern de Mexico SA de CV	7.625	12/1/2013	150,000
190,000	Navios Maritime Holdings, Inc.	9.500	12/15/2014	190,950
371,288	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	368,503

	Total Transportation			1,588,478

U.S. Government (1.0%)

1,070,760	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	1,039,265

	Total U.S. Government			1,039,265

Utilities (4.4%)
70,000	AES Corporation ‡	8.875	2/15/2011	75,075
170,000	AES Corporation ‡	8.750	5/15/2013	182,112
185,000	AmeriGas Partners, LP ‡	7.250	5/20/2015	187,312
150,000	Calpine Generating Company, LLC †=	11.099	1/1/2007	158,250
140,000	Calpine Generating Company, LLC †=	14.370	4/1/2007	150,500
350,000	Colorado Interstate Gas Company	6.800	11/15/2015	363,924
70,000	Consumers Energy Company	6.300	2/1/2012	70,350
110,000	Dynegy Holdings, Inc.	6.875	4/1/2011	110,000
120,000	Dynegy Holdings, Inc. *	8.375	5/1/2016	126,000
120,000	Edison Mission Energy	7.500	6/15/2013	125,400
130,000	Edison Mission Energy	7.750	6/15/2016	137,800
210,000	Energy Transfer Partners, LP *	6.625	10/15/2036	216,230
410,000	Enterprise Products Operating, LP >	8.375	8/1/2016	444,114
95,000	Midwest Generation, LLC	8.750	5/1/2034	103,075
70,000	Mirant North America, LLC	7.375	12/31/2013	71,050
150,000	Mission Energy Holding Company	13.500	7/15/2008	165,375
330,000	NRG Energy, Inc.	7.375	2/1/2016	331,650
110,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	7.125	6/15/2014	112,883
150,000	Pacific Energy Partners, LP/Pacific
	Energy Finance Corporation	6.250	9/15/2015	146,646
105,000	Reliant Energy Resources Corporation	6.750	12/15/2014	102,638
150,000	SemGroup, LP	8.750	11/15/2015	150,750
160,000	Southern Natural Gas Company	7.350	2/15/2031	176,119
110,000	Southern Star Central Corporation	6.750	3/1/2016	109,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

189

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (49.1%)	Rate	Date	Value

Utilities — continued
$430,000	Williams Companies, Inc.	8.125%	3/15/2012	$465,475
290,000	Williams Companies, Inc.	8.750	3/15/2032	327,700
120,000	Williams Partners, LP	7.250	2/1/2017	122,400

	Total Utilities			4,732,553

	Total Long-Term Fixed Income (cost $52,149,686)			53,023,206

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (25.4%)	Rate (+)	Date	Value

27,461,710	Thrivent Financial Securities Lending Trust	5.280%	N/A	$27,461,710

	Total Collateral Held for Securities Loaned
	(cost $27,461,710)			27,461,710

The accompanying Notes to Financial Statements are an integral part of this schedule.

190

Diversified Income Plus Portfolio
Schedule of Investments as of December 31, 2006

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (3.3%)	Rate (+)	Date	Value

$1,300,000	Federal Home Loan Mortgage Corporation	2.410%	1/2/2007	$1,299,826
100,000	Federal National Mortgage Association ‡	5.180	2/7/2007	99,471
2,156,455	Thrivent Money Market Portfolio	5.080	N/A	2,156,455

	Total Short-Term Investments (at amortized cost)			3,555,752

	Total Investments (cost $129,520,759) 124.6%			$134,694,375

	Other Assets and Liabilities, Net (24.6%)			(26,622,085)

	Total Net Assets 100.0%			$108,072,290

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

10-Yr. U.S. Treasury Bond Futures	(22)	March 2007	($2,394,678)	($2,364,312)	$30,366
S&P 500 Mini-Futures	18	March 2007	1,285,057	1,285,560	503

# Non-income producing security.

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

‡ At December 31, 2006, $381,125 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts and an unfunded loan commitment. In addition, $5,215,828 and $637,575 of investments were earmarked as collateral to cover open financial futures contracts and an unfunded loan commitment, respectively. This unfunded loan commitment as discussed in item 2(U) of the Notes to Financial Statements.

= In bankruptcy.

¿ These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.

Definitions:

REIT — Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets. TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$5,540,835
Gross unrealized depreciation	(416,781)

Net unrealized appreciation (depreciation)	$5,124,054
Cost for federal income tax purposes	$129,570,321

The accompanying Notes to Financial Statements are an integral part of this schedule.

191

Income Portfolio
Schedule of Investments as of December 31, 2006
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Asset-Backed Securities (9.5%)
$5,890,507	Bear Stearns Mortgage Funding Trust †	5.490%	1/25/2007	$5,890,595
10,000,000	Chase Funding Issuance Trust ±†	5.340	1/15/2007	10,007,680
1,020,425	Countrywide Asset-Backed Certificates ±	3.903	1/25/2031	1,015,585
5,000,000	Credit Based Asset Servicing and Securitization, LLC ±†	5.460	1/25/2007	5,000,655
10,000,000	DaimlerChrysler Master Owner Trust ±†	5.400	1/15/2007	10,004,350
10,940,000	Dow Jones CDX *	8.000	12/29/2011	11,076,750
5,590,000	Dow Jones CDX *	8.375	12/29/2011	5,711,862
4,500,000	First Franklin Mortgage Loan Asset-Backed Certificates †	5.440	1/25/2007	4,500,662
8,500,000	Ford Credit Floor Plan Master Owner Trust †~	5.530	1/15/2007	8,507,302
2,516,361	GE Commercial Loan Trust †	5.434	1/19/2007	2,516,361
10,000,000	GE Dealer Floorplan Master Note Trust †	5.390	1/20/2007	10,005,720
4,000,000	GMAC Mortgage Corporation Loan Trust †	5.420	1/25/2007	4,003,750
10,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.440	1/25/2007	10,001,370
1,736,747	GMAC Mortgage Corporation Loan Trust †	5.450	1/25/2007	1,736,938
2,872,132	IndyMac Seconds Asset-Backed Trust †	5.520	1/25/2007	2,872,172
755,578	Option One Mortgage Loan Trust †	5.510	1/25/2007	755,861
1,773,358	Popular ABS Mortgage Pass-Through Trust †	5.460	1/25/2007	1,773,388
4,051,916	Popular ABS Mortgage Pass-Through Trust †	5.480	1/25/2007	4,052,937
3,588,991	Residential Asset Mortgage Products, Inc. †	5.460	1/25/2007	3,589,644

	Total Asset-Backed Securities			103,023,582

Basic Materials (2.0%)
4,710,000	Alcan, Inc.	5.000	6/1/2015	4,479,836
1,800,000	Crystal US Holdings 3, LLC/Crystal US
	Sub 3 Corporation >	Zero Coupon	10/1/2009	1,548,000
5,000,000	Glencore Funding, LLC ±	6.000	4/15/2014	4,874,150
4,400,000	Lubrizol Corporation	5.500	10/1/2014	4,289,419
3,000,000	Lyondell Chemical Company ±	8.000	9/15/2014	3,112,500
3,500,000	Precision Castparts Corporation	5.600	12/15/2013	3,464,388

	Total Basic Materials			21,768,293

Capital Goods (2.3%)
3,900,000	Boeing Capital Corporation ±	6.500	2/15/2012	4,112,082
2,400,000	CRH America, Inc. ‡	6.000	9/30/2016	2,422,548
3,429,000	Goodrich Corporation	6.800	7/1/2036	3,647,835
3,115,000	Lockheed Martin Corporation	6.150	9/1/2036	3,272,740
5,250,000	Oakmont Asset Trust	4.514	12/22/2008	5,124,845
1,800,000	Owens Corning, Inc.	7.000	12/1/2036	1,817,642
4,231,191	Systems 2001 Asset Trust, LLC ±	6.664	9/15/2013	4,430,184

	Total Capital Goods			24,827,876

Commercial Mortgage-Backed Securities (13.7%)
5,395,000	Banc of America Commercial Mortgage, Inc. ‡	4.037	11/10/2039	5,211,214
366,767	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	364,330
3,000,000	Banc of America Commercial Mortgage, Inc. ‡	5.118	7/11/2043	2,981,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

192

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$10,592,170	Banc of America Mortgage Securities, Inc.	4.810%	9/25/2035	$10,442,090
3,111,988	Citigroup Commercial Mortgage Trust †	5.420	1/15/2007	3,111,988
5,000,000	Citigroup Mortgage Loan Trust, Inc. ±~	5.536	3/25/2036	4,981,800
1,732,029	Commercial Mortgage Pass-Through Certificates †	5.450	1/15/2007	1,732,081
2,000,000	Commercial Mortgage Pass-Through Certificates †	5.480	1/15/2007	2,000,000
10,000,000	Crown Castle International Corporation ‡	5.245	11/15/2036	9,983,150
9,000,000	Greenwich Capital Commercial Funding Corporation ~	5.912	7/10/2038	9,420,390
4,970,870	HomeBanc Mortgage Trust	6.052	4/25/2037	5,024,724
5,500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	4.302	1/15/2038	5,298,112
10,000,000	JP Morgan Chase Commercial Mortgage
	Securities Corporation	5.284	5/15/2047	9,999,890
10,000,000	JP Morgan Chase Commercial Mortgage
	Securities Corporation	5.336	5/15/2047	9,962,730
5,496,368	Lehman Brothers “CALSTRS” Mortgage Trust ±	3.988	11/20/2012	5,428,086
7,971,245	Merrill Lynch Mortgage Investors, Inc.	4.877	6/25/2035	7,895,096
6,000,000	Merrill Lynch Mortgage Trust	4.747	5/12/2043	5,765,904
8,625,000	Merrill Lynch Mortgage Trust	5.264	1/12/2044	8,608,259
7,504,307	Thornburg Mortgage Securities Trust †	5.440	1/25/2007	7,484,285
7,317,809	Wachovia Bank Commercial Mortgage Loan Trust	5.583	5/20/2036	7,342,353
7,700,000	Wachovia Bank Commercial Mortgage Trust	4.390	2/15/2036	7,421,044
4,060,641	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	3,920,40
2,241,855	Washington Mutual Mortgage Pass-Through Certificates †	5.640	1/25/2007	2,244,870
3,818,807	Washington Mutual Mortgage Pass-Through Certificates	4.837	9/25/2035	3,767,142
7,485,007	Zuni Mortgage Loan Trust †	5.480	1/25/2007	7,475,688

	Total Commercial Mortgage-Backed Securities			147,867,348

Communications Services (7.4%)
2,805,000	AT&T Corporation	8.000	11/15/2031	3,480,102
6,000,000	British Telecom plc ±‡	8.625	12/15/2010	6,696,060
1,325,000	British Telecom plc	9.125	12/15/2030	1,812,433
1,750,000	Comcast Corporation ‡	5.900	3/15/2016	1,754,991
5,400,000	Comcast Corporation ~	5.875	2/15/2018	5,341,977
6,000,000	Cox Communications, Inc. ~	4.625	6/1/2013	5,645,658
1,330,000	Cox Communications, Inc. ±	5.450	12/15/2014	1,295,730
425,000	Cox Communications, Inc. ±	6.450	12/1/2036	418,328
1,800,000	Embarq Corporation	7.082	6/1/2016	1,832,436
1,050,000	Embarq Corporation	7.995	6/1/2036	1,092,657
2,500,000	Idearc, Inc.	8.000	11/15/2016	2,537,500
5,000,000	Intelsat Intermediate, Inc. >	Zero Coupon	2/1/2010	3,800,000
3,850,000	New Cingular Wireless Services, Inc. ‡	8.125	5/1/2012	4,332,282
1,350,000	New Cingular Wireless Services, Inc. ±	8.750	3/1/2031	1,754,413
2,140,000	News America, Inc.	6.400	12/15/2035	2,125,949
5,115,000	Nextel Communications, Inc.	7.375	8/1/2015	5,245,049
2,750,000	Nextel Partners, Inc.	8.125	7/1/2011	2,863,438
4,800,000	Qwest Corporation	8.875	3/15/2012	5,346,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

193

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Communications Services — continued
$1,540,000	Rogers Cable, Inc.	5.500%	3/15/2014	$1,472,533
2,570,000	Rogers Cable, Inc.	6.750	3/15/2015	2,647,964
510,000	Rogers Cable, Inc.	8.750	5/1/2032	619,650
3,000,000	Rogers Wireless Communications, Inc.	6.375	3/1/2014	3,037,500
2,375,000	Sprint Nextel Corporation	6.000	12/1/2016	2,314,739
3,000,000	Telecom Italia Capital SA	5.250	11/15/2013	2,860,467
2,750,000	Telecom Italia Capital SA	5.250	10/1/2015	2,568,800
1,850,000	Time Warner Entertainment Company, LP	8.375	3/15/2023	2,170,346
4,555,000	Verizon Communications, Inc. ~	5.550	2/15/2016	4,539,258

	Total Communications Services			79,606,260

Consumer Cyclical (4.0%)
3,150,000	CVS Corporation ‡	5.750	8/15/2011	3,187,882
5,000,000	DaimlerChrysler North American
	Holdings Corporation *	5.750	9/8/2011	4,987,390
3,150,000	Ford Motor Credit Company ±	6.625	6/16/2008	3,147,852
2,100,000	Ford Motor Credit Company	8.000	12/15/2016	2,075,115
975,000	General Motors Corporation *	8.250	7/15/2023	906,750
3,435,000	JC Penney & Company, Inc.	7.950	4/1/2017	3,854,730
3,000,000	Marriott International, Inc. ±	7.000	1/15/2008	3,035,655
4,200,000	May Department Stores Company	4.800	7/15/2009	4,132,989
2,645,000	May Department Stores Company *	5.750	7/15/2014	2,587,297
4,100,000	Nissan Motor Acceptance Corporation	5.625	3/14/2011	4,101,578
3,000,000	Royal Caribbean Cruises, Ltd. *	7.250	6/15/2016	3,053,499
1,815,000	Time Warner, Inc.	6.500	11/15/2036	1,806,515
2,180,000	Viacom, Inc.	5.750	4/30/2011	2,181,114
2,445,000	Walt Disney Company	5.625	9/15/2016	2,462,015
1,200,000	Yum! Brands, Inc. ±	6.250	4/15/2016	1,229,554

	Total Consumer Cyclical			42,749,935

Consumer Non-Cyclical (3.3%)
5,600,000	Abbott Laboratories ±~	5.600	5/15/2011	5,677,336
1,200,000	AmerisourceBergen Corporation ‡	5.625	9/15/2012	1,179,689
3,000,000	AmerisourceBergen Corporation ‡	5.875	9/15/2015	2,933,331
3,325,000	Baxter International, Inc. ‡	5.900	9/1/2016	3,415,713
4,800,000	Bunge Limited Finance Corporation	5.350	4/15/2014	4,613,323
3,300,000	Fortune Brands, Inc.	5.375	1/15/2016	3,129,090
3,500,000	Quest Diagnostic, Inc.	5.450	11/1/2015	3,378,546
4,200,000	Triad Hospitals, Inc. ±	7.000	5/15/2012	4,273,500
6,750,000	Wyeth ±‡~	6.950	3/15/2011	7,168,716

	Total Consumer Non-Cyclical			35,769,244

Energy (3.2%)
2,110,000	Boardwalk Pipelines, LLC ±	5.500	2/1/2017	2,032,523
1,550,000	Consolidated Natural Gas Company	5.000	12/1/2014	1,490,399
2,800,000	Energy Transfer Partners, LP	6.125	2/15/2017	2,838,956

The accompanying Notes to Financial Statements are an integral part of this schedule.

194

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Energy — continued
$900,000	Energy Transfer Partners, LP	6.625%	10/15/2036	$926,701
4,800,000	Enterprise Products Operating, LP ±	5.600	10/15/2014	4,714,234
2,700,000	Magellan Midstream Partners, LP	6.450	6/1/2014	2,777,436
2,500,000	Premcor Refining Group, Inc.	6.125	5/1/2011	2,539,355
2,800,000	Premcor Refining Group, Inc.	6.750	5/1/2014	2,853,329
5,150,000	Ras Laffan Liquefied Natural Gas Company, Ltd. II	5.298	9/30/2020	4,934,112
1,650,000	Southern California Gas Company	5.750	11/15/2035	1,646,405
3,600,000	Southern Star Central Corporation	6.750	3/1/2016	3,591,000
3,000,000	Transcontinental Gas Pipe Corporation	8.875	7/15/2012	3,390,000
900,000	Transcontinental Gas Pipe Corporation	6.400	4/15/2016	909,000

	Total Energy			34,643,450

Financials (21.3%)
2,400,000	Ace INA Holdings, Inc. ±	6.700	5/15/2036	2,581,584
2,600,000	American International Group, Inc. ±	6.250	5/1/2036	2,762,445
3,100,000	Archstone-Smith Operating Trust ‡	5.625	8/15/2014	3,118,054
3,900,000	AXA SA	6.463	12/14/2018	3,850,642
2,430,000	BAC Capital Trust XI ‡	6.625	5/23/2036	2,622,417
3,500,000	Barnett Capital I ‡	8.060	12/1/2026	3,644,890
3,350,000	BNP Paribas SA ~	5.186	6/29/2015	3,216,265
3,050,000	Capital One Capital III ‡	7.686	8/15/2036	3,454,305
2,460,000	Capital One Financial Corporation	5.250	2/21/2017	2,393,585
2,825,000	CIT Group, Inc. ‡	5.850	9/15/2016	2,866,479
3,000,000	Corestates Capital Trust I ±	8.000	12/15/2026	3,124,020
6,000,000	Credit Suisse USA, Inc. ±	5.250	3/2/2011	6,003,378
4,200,000	Endurance Specialty Holdings, Ltd. ~	6.150	10/15/2015	4,186,123
2,400,000	EOP Operating, LP ±	4.650	10/1/2010	2,383,274
4,200,000	EOP Operating, LP	5.875	1/15/2013	4,402,028
2,500,000	ERP Operating, LP ±	5.125	3/15/2016	2,427,942
2,375,000	General Electric Capital Corporation ‡	5.720	8/22/2011	2,388,865
5,000,000	General Electric Capital Corporation ±	4.375	3/3/2012	4,793,750
12,470,000	General Motors Acceptance Corporation, LLC ±‡	6.875	9/15/2011	12,790,454
885,000	General Motors Acceptance Corporation, LLC	8.000	11/1/2031	1,016,040
7,200,000	General Motors Acceptance Corporation, LLC	6.000	12/15/2011	7,168,680
5,500,000	Goldman Sachs Group, Inc.	5.125	1/15/2015	5,373,924
4,000,000	HSBC Capital Funding, LP/Jersey Channel Islands ±	9.547	6/30/2010	4,506,620
1,220,000	HSBC Holdings plc ±	6.500	5/2/2036	1,312,439
750,000	International Lease Finance Corporation *	4.875	9/1/2010	737,173
2,500,000	International Lease Finance Corporation *	5.750	6/15/2011	2,544,642
4,600,000	iStar Financial, Inc.	5.950	10/15/2013	4,623,170
4,410,000	J.P. Morgan Chase Bank NA	5.875	6/13/2016	4,528,863
2,840,000	Liberty Property, LP	5.500	12/15/2016	2,799,840
3,105,000	Lincoln National Corporation >	7.000	5/17/2016	3,290,946
2,750,000	Marsh & McLennan Companies, Inc. ±	5.750	9/15/2015	2,705,483
2,370,000	Merrill Lynch & Company, Inc.	6.050	5/16/2016	2,453,047
7,670,000	Mitsubishi UFG Capital Finance, Ltd. *	6.346	7/25/2016	7,784,191

The accompanying Notes to Financial Statements are an integral part of this schedule.

195

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Financials — continued
$3,320,000	Montpelier Re Holdings, Ltd.	6.125%	8/15/2013	$3,234,464
3,000,000	Monumental Global Funding II ±	4.625	3/15/2010	2,937,210
2,400,000	Morgan Stanley	3.875	1/15/2009	2,340,367
3,630,000	Morgan Stanley	6.250	8/9/2026	3,795,840
7,000,000	Preferred Term Securities XXIII, Ltd. †	5.565	3/22/2007	6,995,625
2,670,000	ProLogis	5.500	4/1/2012	2,665,127
2,600,000	ProLogis *	5.625	11/15/2015	2,587,185
3,000,000	Protective Life Secured Trust	4.850	8/16/2010	2,965,281
2,500,000	Prudential Financial, Inc.	4.750	6/13/2015	2,356,468
1,095,000	Prudential Financial, Inc.	5.900	3/17/2036	1,097,928
1,120,000	Prudential Financial, Inc.	5.700	12/14/2036	1,090,178
3,750,000	RBS Capital Trust I	5.512	9/30/2014	3,706,492
5,040,000	Residential Capital Corporation †	6.474	1/17/2007	5,090,697
3,300,000	Residential Capital Corporation †	7.204	1/17/2007	3,317,708
6,800,000	Residential Capital Corporation	6.500	4/17/2013	6,891,358
6,000,000	Resona Bank, Ltd.	5.850	4/15/2016	5,858,742
3,500,000	Simon Property Group, LP	4.600	6/15/2010	3,413,627
2,100,000	Simon Property Group, LP	5.375	6/1/2011	2,100,242
2,280,000	Simon Property Group, LP	5.750	12/1/2015	2,313,176
4,660,000	SMFG Preferred Capital GBP 1, Ltd.	6.078	1/25/2017	4,606,270
1,400,000	St. Paul Companies, Inc.	6.250	6/20/2016	1,469,941
4,200,000	Swiss RE Capital I, LP	6.854	5/25/2016	4,406,216
3,000,000	Travelers Property Casualty Corporation	5.000	3/15/2013	2,928,231
3,825,000	Wachovia Bank NA	4.875	2/1/2015	3,680,285
3,585,000	Wachovia Capital Trust III	5.800	3/15/2011	3,614,594
3,650,000	Wachovia Corporation	5.300	10/15/2011	3,648,540
3,440,000	Washington Mutual Bank FA	5.125	1/15/2015	3,318,172
2,000,000	Washington Mutual Preferred Funding *	6.665	12/15/2016	2,005,360
7,500,000	Wellpoint, Inc.	6.800	8/1/2012	7,955,062
4,625,000	Willis Group North America, Inc. ±	5.625	7/15/2015	4,427,152

	Total Financials			230,673,096

Foreign (0.5%)
114,584	Pemex Finance, Ltd.	8.450	2/15/2007	114,781
5,100,000	Pemex Finance, Ltd. ±	9.030	2/15/2011	5,431,653

	Total Foreign			5,546,434

Mortgage-Backed Securities (14.4%)
20,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.000	1/1/2037	19,306,240
78,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	1/1/2037	77,567,809
59,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000	1/1/2037	59,387,158

	Total Mortgage-Backed Securities			156,261,207

The accompanying Notes to Financial Statements are an integral part of this schedule.

196

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Transportation (2.8%)
$2,000,000	FedEx Corporation ±	3.500%	4/1/2009	$1,920,884
3,978,900	FedEx Corporation	6.845	1/15/2019	4,256,826
3,552,781	FedEx Corporation	6.720	1/15/2022	3,805,562
2,750,000	Hertz Corporation	8.875	1/1/2014	2,880,625
9,030,000	Northwest Airlines, Inc. =	6.841	4/1/2011	9,018,712
5,012,382	Piper Jaffray Equipment Trust Securities	6.750	4/1/2011	4,974,790
3,915,000	Southwest Airlines Company	5.750	12/15/2016	3,836,571

	Total Transportation			30,693,970

U.S. Government (11.9%)

5,000,000	Federal Home Loan Bank	5.625	6/13/2016	5,145,915
2,500,000	Federal Home Loan Mortgage Corporation ±	5.400	2/28/2011	2,498,555
22,500,000	Federal National Mortgage Association	5.300	2/22/2011	22,392,360
15,500,000	U.S. Treasury Bonds *	6.125	8/15/2029	18,115,625
250,000	U.S. Treasury Bonds *	5.375	2/15/2031	267,793
1,300,000	U.S. Treasury Bonds *	4.500	2/15/2036	1,236,219
7,000,000	U.S. Treasury Notes *	4.000	4/15/2010	6,849,612
10,000,000	U.S. Treasury Notes *	4.875	4/30/2011	10,064,840
20,600,000	U.S. Treasury Notes *	4.500	9/30/2011	20,418,947
1,165,000	U.S. Treasury Notes *	4.375	8/15/2012	1,148,253
3,475,000	U.S. Treasury Notes *	4.625	11/15/2016	3,452,197
10,707,600	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	10,392,647
38,000,000	U.S. Treasury Principal Strips *‡	Zero Coupon	11/15/2022	17,406,280
12,750,000	U.S. Treasury Strips *	Zero Coupon	2/15/2013	9,616,777

	Total U.S. Government			129,006,020

Utilities (5.3%)
3,000,000	Baltimore Gas & Electric Company ‡	5.900	10/1/2016	3,013,350
2,500,000	Carolina Power & Light, Inc. ±‡	5.150	4/1/2015	2,441,142
2,730,000	Cincinnati Gas & Electric Company ±	5.700	9/15/2012	2,755,605
3,950,000	Cleveland Electric Illuminating Company ±	7.430	11/1/2009	4,146,236
2,930,000	Commonwealth Edison Company ‡	5.400	12/15/2011	2,906,876
3,000,000	Dynegy Holdings, Inc. ‡	8.750	2/15/2012	3,180,000
1,500,000	Exelon Corporation ±	6.750	5/1/2011	1,566,774
3,500,000	Exelon Corporation ±	4.900	6/15/2015	3,301,266
1,800,000	Florida Power & Light Company	6.200	6/1/2036	1,915,483
2,300,000	MidAmerican Energy Holdings Company	3.500	5/15/2008	2,242,576
2,400,000	MidAmerican Energy Holdings Company	6.125	4/1/2036	2,419,330
6,450,000	NiSource Finance Corporation	7.875	11/15/2010	6,958,660
2,000,000	NRG Energy, Inc.	7.250	2/1/2014	2,015,000
1,500,000	NRG Energy, Inc.	7.375	2/1/2016	1,507,500
2,494,210	Power Contract Financing, LLC ±	6.256	2/1/2010	2,506,856
3,570,128	Power Receivables Finance, LLC ±	6.290	1/1/2012	3,589,657
The accompanying Notes to Financial Statements are an integral part of this schedule.

197

Income Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (101.6%)	Rate	Date	Value

Utilities — continued
$1,075,000	Progress Energy, Inc.	7.000%	10/30/2031	$1,197,039
4,800,000	PSEG Power, LLC	5.000	4/1/2014	4,578,456
2,270,000	PSI Energy, Inc.	5.000	9/15/2013	2,193,658
2,580,000	Virginia Electric & Power Company	6.000	1/15/2036	2,567,639

	Total Utilities			57,003,103

	Total Long-Term Fixed Income
	(cost $1,092,961,945)			1,099,439,818

		Exercise	Expiration
Contracts	Options on U.S. Treasury Bond Futures (<0.1%)	Price	Date	Value

525	U.S. Treasury Bond Futures	$107	3/23/2007	$254,297

	Total Options (cost $264,075)			$254,297

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (12.5%)	Rate (+)	Date	Value

134,989,608	Thrivent Financial Securities Lending Trust	5.280%	N/A	$134,989,608

	Total Collateral Held for Securities Loaned
	(cost $134,989,608)			134,989,608

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (11.9%)	Rate (+)	Date	Value

$35,145,000	Barclays Bank plc Repurchase Agreement ■	5.270%	1/2/2007	$35,145,000
5,000,000	Falcon Asset Securitization Corporation ±	5.300	1/12/2007	4,991,903
9,542,000	Falcon Asset Securitization Corporation ~	5.300	1/23/2007	9,511,094
9,000,000	ING US Funding, LLC	5.260	1/19/2007	8,976,330
10,000,000	Park Avenue Receivables Corporation	5.310	1/22/2007	9,969,025
10,059,000	Regency Markets No. 1, LLC	5.320	1/16/2007	10,036,703
9,000,000	Regency Markets No. 1, LLC	5.285	1/22/2007	8,972,254
7,000,000	Stadshypotek Delaware, Inc.	5.300	2/5/2007	6,963,931
14,251,796	Thrivent Money Market Portfolio	5.080	N/A	14,251,796
5,025,000	Total Capital SA	5.300	1/2/2007	5,024,260
10,000,000	Yorktown Capital, LLC	5.270	1/16/2007	9,978,042

	Total Short-Term Investments (at amortized cost)			128,798,130

	Total Investments (cost $1,357,013,758) 126.0%			$1,363,481,853

	Other Assets and Liabilities, Net (26.0%)			(281,719,408)

	Total Net Assets 100.0%			$1,081,762,445

The accompanying Notes to Financial Statements are an integral part of this schedule.

198

Income Portfolio
Schedule of Investments as of December 31, 2006

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	(60)	March 2007	($6,356,536)	($6,303,750)	$52,786
10-Yr. U.S. Treasury Bond Futures	(225)	March 2007	($24,450,414)	($24,180,469)	$269,945
20-Yr. U.S. Treasury Bond Futures	125	March 2007	$14,236,710	$13,929,688	($307,022)
Euro-Bund Futures	(50)	March 2007	($5,924,875)	($5,762,026)	$162,849

				Notional
		Buy/Sell	Termination	Principal	Unrealized
Swaps		Protection	Date	Amount	Gain/(Loss)

Dow Jones Unfunded CDX High Yield
Series 7 at 3.25%		Sell	December 2011	$6,000,000	$28,330

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2006, $1,603,210 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

~ All or a portion of the security was earmarked as collateral to cover options.

= In bankruptcy.

■ Repurchase agreement dated December 29, 2006, $35,165,579 maturing January 2, 2007, collateralized by $35,848,083 of Federal Farm Credit Bank Floating Rate Notes, 5.270% due January 22, 2007, and Federal Farm Credit Bank Floating Rate Notes, 5.280% due January 12, 2007.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$11,914,299
Gross unrealized depreciation	(6,615,791)

Net unrealized appreciation (depreciation)	$5,298,508
Cost for federal income tax purposes	$1,358,183,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

199

Bond Index Portfolio
Schedule of Investments as of December 31, 2006
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Asset-Backed Securities (20.8%)
$2,000,000	Americredit Automobile Receivables Trust ±†	5.430%	1/6/2007	$2,000,132
210,997	Banc of America Securities Auto Trust	3.890	6/18/2008	210,843
2,000,000	Bear Stearns Asset-Backed Securities, Inc. ±†	5.590	1/25/2007	2,001,732
1,262,251	Bear Stearns Mortgage Funding Trust †	5.490	1/25/2007	1,262,270
1,633,993	Caterpillar Financial Asset Trust ±	3.900	2/25/2009	1,622,533
989,816	Countrywide Asset-Backed Certificates ±†	5.430	1/25/2007	989,727
2,500,000	Countrywide Asset-Backed Certificates	5.549	4/25/2036	2,492,232
750,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	756,728
2,500,000	Credit Based Asset Servicing and Securitization, LLC †	5.460	1/25/2007	2,500,328
1,250,000	Credit Based Asset Servicing and Securitization, LLC ±	5.501	12/25/2036	1,246,451
2,500,000	DaimlerChrysler Master Owner Trust ±†	5.400	1/15/2007	2,501,088
384,621	FBR Securitization Trust, LLC †	5.470	1/25/2007	384,652
739,904	First Franklin Mortgage Loan Asset-Backed Certificates †	5.450	1/25/2007	740,016
1,500,000	First Franklin Mortgage Loan Asset-Backed Certificates †	5.460	1/25/2007	1,500,213
2,464,934	First Horizon ABS Trust †	5.480	1/25/2007	2,461,853
2,021,168	First Horizon ABS Trust ±†	5.510	1/25/2007	2,021,318
1,500,000	Ford Credit Floor Plan Master Owner Trust †	5.530	1/15/2007	1,501,288
671,668	Fremont Home Loan Trust †	5.510	1/25/2007	671,764
2,000,000	GE Dealer Floorplan Master Note Trust ±†	5.390	1/20/2007	2,001,144
2,500,000	GE Equipment Small Ticket, LLC ±	4.380	7/22/2009	2,481,110
1,500,000	GMAC Mortgage Corporation Loan Trust †	5.420	1/25/2007	1,501,406
2,500,000	GMAC Mortgage Corporation Loan Trust ±†	5.440	1/25/2007	2,500,342
52,259	Green Tree Financial Corporation ±	6.330	11/1/2029	53,064
1,914,754	IndyMac Seconds Asset-Backed Trust †	5.520	1/25/2007	1,914,781
1,500,000	John Deere Owner Trust ±	3.980	6/15/2009	1,488,226
709,392	Massachusetts RRB Special Purpose Trust ±	3.780	9/15/2010	700,944
1,032,129	Master Asset-Backed Securities Trust †	5.430	1/25/2007	1,032,311
1,935,285	National Collegiate Student Loan Trust †	5.410	1/25/2007	1,937,007
755,594	Option One Mortgage Loan Trust †	5.510	1/25/2007	755,861
80,085	PECO Energy Transition Trust ±	6.050	3/1/2009	80,187
554,174	Popular ABS Mortgage Pass-Through Trust †	5.460	1/25/2007	554,184
896,442	Popular ABS Mortgage Pass-Through Trust †	5.480	1/25/2007	896,668
982,686	Residential Asset Securities Corporation †	5.430	1/25/2007	982,886
320,114	Residential Asset Securities Corporation †	5.460	1/25/2007	320,151
861,177	SLM Student Loan Trust †	5.387	1/25/2007	861,520
549,399	Specialty Underwriting and Residential Finance Trust †	5.470	1/25/2007	549,465
2,000,000	Textron Financial Floorplan Master Note Trust ±†	5.470	1/13/2007	2,003,862

	Total Asset-Backed Securities			49,480,287

Basic Materials (0.5%)
500,000	Alcan, Inc. ±	5.200	1/15/2014	487,070
275,000	Alcan, Inc.	6.125	12/15/2033	271,948
27,000	Dow Chemical Company	7.375	11/1/2029	31,208
300,000	Potash Corporation of Saskatchewan, Inc. ±	7.750	5/31/2011	326,860

	Total Basic Materials			1,117,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

200

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Capital Goods (1.2%)
$975,000	Boeing Capital Corporation ±	6.100%	3/1/2011	$1,007,285
275,000	Caterpillar, Inc. ±	4.500	6/15/2009	270,446
800,000	General Electric Company ±	5.000	2/1/2013	791,121
350,000	John Deere Capital Corporation ±	7.000	3/15/2012	374,548
27,000	Lockheed Martin Corporation	6.150	9/1/2036	28,367
200,000	Northrop Grumman Corporation ±	7.125	2/15/2011	213,332
275,000	United Technologies Corporation	6.050	6/1/2036	289,681

	Total Capital Goods			2,974,780

Commercial Mortgage-Backed Securities (10.6%)
700,000	Banc of America Commercial Mortgage, Inc. ±	5.118	7/11/2043	695,734
400,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	389,196
1,555,994	Citigroup Commercial Mortgage Trust †	5.420	1/15/2007	1,555,994
433,007	Commercial Mortgage Pass-Through Certificates ±†	5.450	1/15/2007	433,020
2,500,000	Commercial Mortgage Pass-Through Certificates ±†	5.480	1/15/2007	2,500,000
1,353,413	Credit Suisse First Boston Mortgage
	Securities Corporation ±	3.861	3/15/2036	1,324,033
500,000	Credit Suisse First Boston Mortgage
	Securities Corporation	4.829	11/15/2037	483,856
2,000,000	Crown Castle International Corporation ±	5.245	11/15/2036	1,996,630
800,000	General Electric Commercial Mortgage Corporation	4.641	9/10/2013	777,158
500,000	GMAC Commercial Mortgage Securities, Inc.	4.547	12/10/2041	484,914
1,000,000	Greenwich Capital Commercial Funding Corporation ±	5.317	6/10/2036	999,004
1,000,000	GS Mortgage Securities Corporation	5.560	11/10/2039	1,015,689
500,000	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation ±	4.654	1/12/2037	485,447
1,500,000	JP Morgan Chase Commercial Mortgage
	Securities Corporation	5.336	5/15/2047	1,494,410
1,000,000	LB-UBS Commercial Mortgage Trust ±	3.086	5/15/2027	970,976
700,000	LB-UBS Commercial Mortgage Trust	4.786	10/15/2029	677,579
750,000	LB-UBS Commercial Mortgage Trust	4.553	7/15/2030	735,472
380,662	Nationslink Funding Corporation ±	6.316	1/20/2031	385,298
1,876,077	Thornburg Mortgage Securities Trust †	5.440	1/25/2007	1,871,071
2,478,900	Thornburg Mortgage Securities Trust †	5.460	1/25/2007	2,476,532
1,776,530	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	1,715,178
1,663,335	Zuni Mortgage Loan Trust †	5.480	1/25/2007	1,661,264

	Total Commercial Mortgage-Backed Securities			25,128,455

Communications Services (2.9%)
27,000	BellSouth Corporation	6.875	10/15/2031	28,597
200,000	British Telecom plc ±	8.625	12/15/2010	223,202
302,000	British Telecom plc	9.125	12/15/2030	413,098
400,000	Cingular Wireless, Inc. ±	6.500	12/15/2011	419,137
225,000	Comcast Corporation ±	5.500	3/15/2011	225,949
500,000	Cox Communications, Inc. ±	7.750	11/1/2010	537,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

201

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Communications Services — continued
$135,000	Cox Communications, Inc.	6.450%	12/1/2036	$132,880
200,000	Deutsche Telekom International Finance BV	8.000	6/15/2010	216,567
500,000	Deutsche Telekom International Finance BV	5.250	7/22/2013	488,151
200,000	France Telecom SA ±	7.750	3/1/2011	217,855
700,000	New Cingular Wireless Services, Inc. ±	7.875	3/1/2011	763,538
275,000	News America, Inc.	6.400	12/15/2035	273,194
400,000	SBC Communications, Inc. ±	5.875	2/1/2012	407,533
700,000	Sprint Capital Corporation ±	7.625	1/30/2011	749,491
550,000	Sprint Capital Corporation ±	6.900	5/1/2019	567,070
800,000	Telecom Italia Capital SA ±	5.250	10/1/2015	747,287
425,000	Tele-Communications, Inc. (TCI Group) ±	7.875	8/1/2013	472,581
27,000	Verizon Global Funding Corporation	7.750	12/1/2030	31,670

	Total Communications Services			6,915,540

Consumer Cyclical (0.9%)
850,000	AOL Time Warner, Inc. ±	6.875	5/1/2012	898,237
27,000	AOL Time Warner, Inc.	7.625	4/15/2031	30,163
27,000	DaimlerChrysler North American Holdings Corporation	8.500	1/18/2031	32,142
27,000	Target Corporation	7.000	7/15/2031	31,229
527,000	Wal-Mart Stores, Inc.	7.550	2/15/2030	639,197
500,000	Walt Disney Company ±	5.625	9/15/2016	503,480

	Total Consumer Cyclical			2,134,448

Consumer Non-Cyclical (2.1%)
275,000	Boston Scientific Corporation	7.000	11/15/2035	273,953
600,000	Bunge Limited Finance Corporation	5.350	4/15/2014	576,665
475,000	Coca-Cola HBC Finance BV ±	5.125	9/17/2013	466,536
400,000	Genentech, Inc. ±	4.400	7/15/2010	391,050
482,000	General Mills, Inc. ±	6.000	2/15/2012	493,716
300,000	GlaxoSmithKline Capital, Inc. ±	5.375	4/15/2034	290,590
27,000	Kellogg Company	7.450	4/1/2031	32,239
250,000	Kimberly-Clark Corporation ±	6.375	1/1/2028	267,004
650,000	Kraft Foods, Inc. ±	6.250	6/1/2012	675,221
27,000	Kraft Foods, Inc.	6.500	11/1/2031	29,095
500,000	Kroger Company ±	4.950	1/15/2015	472,398
475,000	Safeway, Inc. ±	4.125	11/1/2008	463,949
550,000	Wyeth	6.000	2/15/2036	562,986

	Total Consumer Non-Cyclical			4,995,402

Energy (1.7%)
500,000	Anadarko Finance Company ±	6.750	5/1/2011	524,108
27,000	Anadarko Finance Company	7.500	5/1/2031	30,635
500,000	Burlington Resources, Inc. ±	6.500	12/1/2011	525,824
1,000,000	Conoco Funding Company ±	6.350	10/15/2011	1,045,446

The accompanying Notes to Financial Statements are an integral part of this schedule.

202

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Energy — continued
$27,000	Conoco, Inc.	6.950%	4/15/2029	$30,669
500,000	Consolidated Natural Gas Company ±	6.850	4/15/2011	526,063
27,000	Devon Financing Corporation, ULC	7.875	9/30/2031	32,484
475,000	Duke Capital Corporation ±	7.500	10/1/2009	499,783
275,000	Oneok Partners, LP	6.650	10/1/2036	281,279
500,000	Valero Energy Corporation ±	4.750	6/15/2013	474,118

	Total Energy			3,970,409

Financials (10.0%)
27,000	Abbey National plc	7.950	10/26/2029	34,187
500,000	AIG SunAmerica Global Financing VI ±	6.300	5/10/2011	520,330
500,000	Allstate Corporation ±	5.000	8/15/2014	487,930
250,000	Associates Corporation of North America ±	6.250	11/1/2008	253,833
27,000	AXA SA	8.600	12/15/2030	35,007
275,000	BAC Capital Trust XI	6.625	5/23/2036	296,776
650,000	Bank of America Corporation ±	4.750	8/15/2013	628,258
1,800,000	Bank One Corporation ±	5.900	11/15/2011	1,836,464
600,000	BB&T Corporation ±	6.500	8/1/2011	629,081
1,100,000	BNP Paribas SA ±	5.186	6/29/2015	1,056,087
1,100,000	Capital One Financial Corporation ±	5.250	2/21/2017	1,070,302
725,000	CIT Group, Inc. ±	4.750	12/15/2010	710,012
590,000	Citigroup, Inc. ±	5.000	9/15/2014	576,074
250,000	Citigroup, Inc. ±	4.700	5/29/2015	238,651
725,000	Credit Suisse First Boston USA, Inc. ±	3.875	1/15/2009	706,742
475,000	EOP Operating, LP ±	4.750	3/15/2014	470,549
950,000	Goldman Sachs Group, Inc. ±	6.600	1/15/2012	1,004,299
500,000	Household Finance Corporation ±	4.750	5/15/2009	494,591
650,000	Household Finance Corporation ±	6.375	11/27/2012	684,436
350,000	HSBC Finance Corporation ±	5.000	6/30/2015	340,328
850,000	International Lease Finance Corporation ±	5.875	5/1/2013	867,916
775,000	Lehman Brothers Holdings, Inc. ±	3.950	11/10/2009	749,127
800,000	Marsh & McLennan Companies, Inc. ±	5.750	9/15/2015	787,050
475,000	Merrill Lynch & Company, Inc. ±	5.000	2/3/2014	464,850
500,000	MetLife, Inc. ±	5.000	6/15/2015	484,940
320,000	Morgan Stanley ±	5.668	3/1/2007	320,214
1,250,000	Morgan Stanley Dean Witter & Company ±	6.750	4/15/2011	1,321,215
1,500,000	Preferred Term Securities XXIII, Ltd. †	5.565	3/22/2007	1,499,062
500,000	ProLogis Trust ±	5.500	3/1/2013	498,416
275,000	Prudential Financial, Inc.	5.700	12/14/2036	267,678
500,000	Residential Capital Corporation	6.500	4/17/2013	506,718
500,000	Student Loan Marketing Corporation ±	4.000	1/15/2010	482,271
550,000	Union Planters Corporation ±	4.375	12/1/2010	534,681
500,000	Wachovia Bank NA ±	4.875	2/1/2015	481,083
500,000	Washington Mutual Bank FA	5.500	1/15/2013	497,940

The accompanying Notes to Financial Statements are an integral part of this schedule.

203

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Financials —continued
$500,000	WellPoint, Inc. ±	5.000%	12/15/2014	$484,075
1,100,000	Wells Fargo & Company ±	4.200	1/15/2010	1,071,617
400,000	Willis Group North America, Inc. ±	5.625	7/15/2015	382,889

	Total Financials			23,775,679

Foreign (3.0%)
250,000	African Development Bank ±	6.875	10/15/2015	275,335
350,000	Canadian Government ±	5.250	11/5/2008	351,709
300,000	Codelco, Inc. ±	6.375	11/30/2012	313,151
800,000	European Investment Bank ±	3.000	6/16/2008	776,778
550,000	Export-Import Bank of Korea ±	4.125	2/10/2009	537,052
27,000	Hydro-Quebec	8.400	1/15/2022	35,051
350,000	Inter-American Development Bank	5.375	11/18/2008	352,421
425,000	Pemex Project Funding Master Trust ±	9.125	10/13/2010	476,638
250,000	Province of Nova Scotia ±	7.250	7/27/2013	278,641
400,000	Province of Quebec	4.875	5/5/2014	393,852
400,000	Province of Quebec	7.500	7/15/2023	490,319
600,000	Republic of Italy ±	6.000	2/22/2011	619,256
200,000	Republic of Italy	4.375	6/15/2013	192,030
1,000,000	Republic of Italy ±	5.375	6/15/2033	986,078
1,100,000	United Mexican States ±	5.625	1/15/2017	1,101,100

	Total Foreign			7,179,411

Mortgage-Backed Securities (36.9%)
9,955	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.500	12/1/2009	10,130
12,340	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.000	1/1/2011	12,655
9,529	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.500	10/1/2012	9,745
9,743	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.500	1/1/2013	9,967
18,244	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.000	9/1/2013	18,517
34,860	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	5.500	3/1/2014	34,985
44,417	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.000	4/1/2014	45,083
12,857	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.000	10/1/2014	13,207
24,348	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.500	3/1/2016	24,926

The accompanying Notes to Financial Statements are an integral part of this schedule.

204

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$38,423	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.000%	6/1/2016	$38,978
52,702	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	6.000	9/1/2016	53,464
410,199	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	7.000	6/1/2017	420,932
708,875	Federal Home Loan Mortgage Corporation
	Gold 15-Yr. Pass Through	5.500	12/1/2017	710,080
12,916	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	4/1/2024	13,235
9,979	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	5/1/2024	10,292
3,483	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	8/1/2025	3,637
16,581	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	8.500	11/1/2025	17,771
2,993	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	8.000	1/1/2026	3,152
682	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	6/1/2026	704
5,777	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	4/1/2027	5,964
6,339	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	7/1/2027	6,620
9,482	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	8/1/2027	9,788
6,108	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	10/1/2027	6,378
7,943	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	5/1/2028	8,196
34,823	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	8/1/2028	35,245
11,201	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	10/1/2028	11,492
15,891	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	2/1/2029	16,303
27,535	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	3/1/2029	27,850
11,337	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	7/1/2029	11,683
23,885	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	10/1/2029	24,927
12,889	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.500	11/1/2029	13,451
24,711	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	5/1/2031	25,290

The accompanying Notes to Financial Statements are an integral part of this schedule.

205

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$88,463	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000%	6/1/2031	$89,386
41,063	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	6/1/2031	42,238
86,039	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	7/1/2031	86,937
21,158	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	9/1/2031	21,764
60,646	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	10/1/2031	62,069
448,854	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	1/1/2032	453,538
43,030	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	7.000	5/1/2032	44,236
449,214	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	7/1/2032	459,306
310,121	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.500	10/1/2032	317,088
591,176	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through	6.000	11/1/2032	596,949
10,000,000	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through §	5.000	1/1/2037	9,646,880
14,700,000	Federal Home Loan Mortgage Corporation
	Gold 30-Yr. Pass Through §	6.000	1/1/2037	14,805,664
5,183	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	6.000	4/1/2011	5,257
1,527	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	7.500	7/1/2011	1,575
6,013	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	8.000	7/1/2012	6,255
9,730	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	6.500	12/1/2012	9,959
24,614	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	6.500	6/1/2013	25,205
35,381	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through	6.000	12/1/2013	35,934
22,600,000	Federal National Mortgage Association
	Conventional 15-Yr. Pass Through §	5.000	1/1/2022	22,211,551
10,489	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	10.500	8/1/2020	11,612
8,269	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	8.000	12/1/2024	8,737
11,689	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	10/1/2025	12,068
39,547	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	11/1/2025	40,531

The accompanying Notes to Financial Statements are an integral part of this schedule.

206

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$3,607	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	8.500%	12/1/2025	$3,871
12,022	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	1/1/2026	12,556
10,943	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	5/1/2026	11,235
6,268	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	8.000	9/1/2026	6,636
5,505	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	2/1/2027	5,749
3,955	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	3/1/2027	4,085
16,951	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	8/1/2027	17,404
2,197	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	11/1/2027	2,294
14,903	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	9.000	11/1/2027	16,195
4,472	Federal National Mortgage Association
	Conventional 0-Yr. Pass Through	7.000	1/1/2028	4,619
88,396	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	2/1/2028	92,303
14,083	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.000	5/1/2028	14,244
7,037	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	9/1/2028	7,223
20,045	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	10/1/2028	20,692
58,572	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	11/1/2028	61,171
99,167	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.000	12/1/2028	100,297
11,168	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	12/1/2028	11,529
16,933	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	2/1/2029	17,381
59,394	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.000	3/1/2029	60,071
24,079	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	3/1/2029	24,824
73,805	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	4/1/2029	75,699
12,603	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	8/1/2029	12,926
18,445	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	8/1/2029	19,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

207

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$28,654	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000%	10/1/2029	$29,541
12,997	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	12/1/2029	13,565
10,980	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	8.000	4/1/2030	11,581
7,623	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.500	12/1/2030	7,938
151,106	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.000	5/1/2031	152,586
238,665	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	4/1/2032	244,136
222,291	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	5/1/2032	227,386
122,867	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	7.000	5/1/2032	126,392
730,182	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	7/1/2032	746,918
342,362	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through	6.500	8/1/2032	350,209
33,900,000	Federal National Mortgage Association
	Conventional 30-Yr. Pass Through §	5.500	1/1/2037	33,497,441
8,237	Government National Mortgage Association
	15-Yr. Pass Through	6.500	6/15/2009	8,351
30,322	Government National Mortgage Association
	15-Yr. Pass Through	7.000	9/15/2013	31,291
6,110	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2023	6,377
12,559	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2024	12,979
4,525	Government National Mortgage Association
	30-Yr. Pass Through	9.000	9/15/2024	4,891
6,884	Government National Mortgage Association
	30-Yr. Pass Through	8.000	6/15/2025	7,292
2,051	Government National Mortgage Association
	30-Yr. Pass Through	8.000	9/15/2026	2,174
24,845	Government National Mortgage Association
	30-Yr. Pass Through	7.500	3/15/2027	25,979
8,722	Government National Mortgage Association
	30-Yr. Pass Through	7.500	10/15/2027	9,120
28,187	Government National Mortgage Association
	30-Yr. Pass Through	7.000	11/15/2027	29,161
18,843	Government National Mortgage Association
	30-Yr. Pass Through	7.000	1/15/2028	19,473
17,355	Government National Mortgage Association
	30-Yr. Pass Through	6.500	7/15/2028	17,858

The accompanying Notes to Financial Statements are an integral part of this schedule.

208

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

Mortgage-Backed Securities — continued
$17,926	Government National Mortgage Association
	30-Yr. Pass Through	7.000%	8/15/2028	$18,525
52,785	Government National Mortgage Association
	30-Yr. Pass Through	7.500	11/15/2028	55,137
12,726	Government National Mortgage Association
	30-Yr. Pass Through	6.500	12/15/2028	13,095
93,499	Government National Mortgage Association
	30-Yr. Pass Through	6.500	3/15/2029	96,163
25,944	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2029	26,683
14,968	Government National Mortgage Association
	30-Yr. Pass Through	8.000	10/15/2030	15,861
19,281	Government National Mortgage Association
	30-Yr. Pass Through	7.500	1/15/2031	20,128
9,050	Government National Mortgage Association
	30-Yr. Pass Through	7.000	4/15/2031	9,352
46,122	Government National Mortgage Association
	30-Yr. Pass Through	6.500	6/15/2031	47,399
31,709	Government National Mortgage Association
	30-Yr. Pass Through	7.000	9/15/2031	32,769
434,196	Government National Mortgage Association
	30-Yr. Pass Through	6.500	1/15/2032	446,092
55,034	Government National Mortgage Association
	30-Yr. Pass Through	6.500	4/15/2032	56,542

	Total Mortgage-Backed Securities			87,672,025

Technology (0.2%)
500,000	International Business Machines Corporation ±	4.250	9/15/2009	489,434

	Total Technology			489,434

Transportation (0.6%)
500,000	CSX Corporation ±	5.500	8/1/2013	499,382
475,000	FedEx Corporation ±	3.500	4/1/2009	456,210
500,000	Union Pacific Corporation ±	7.000	2/1/2016	548,872

	Total Transportation			1,504,464

U.S. Government (27.1%)
2,000,000	Federal Home Loan Bank ±	3.375	2/15/2008	1,960,226
500,000	Federal Home Loan Bank *	2.750	3/14/2008	486,063
700,000	Federal Home Loan Bank ±	5.925	4/9/2008	706,502
3,000,000	Federal Home Loan Bank *	4.100	6/13/2008	2,958,492
500,000	Federal Home Loan Bank	4.500	10/14/2008	495,291
1,500,000	Federal Home Loan Bank	4.625	11/21/2008	1,488,795
500,000	Federal Home Loan Bank *	4.500	11/15/2012	488,136
850,000	Federal Home Loan Bank	4.500	9/16/2013	827,058
1,000,000	Federal Home Loan Bank	5.625	6/13/2016	1,029,183

The accompanying Notes to Financial Statements are an integral part of this schedule.

209

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (119.9%)	Rate	Date	Value

U.S. Government — continued
$2,225,000	Federal Home Loan Mortgage Corporation	5.750%	4/15/2008	$2,241,445
1,050,000	Federal Home Loan Mortgage Corporation	6.000	6/15/2011	1,093,614
1,000,000	Federal Home Loan Mortgage Corporation *	5.125	7/15/2012	1,007,139
1,000,000	Federal National Mortgage Association *	3.250	1/15/2008	980,491
1,600,000	Federal National Mortgage Association *	5.250	1/15/2009	1,606,845
2,000,000	Federal National Mortgage Association *	6.125	3/15/2012	2,105,866
1,700,000	Federal National Mortgage Association	5.000	3/15/2016	1,704,065
500,000	Federal National Mortgage Association	5.960	9/11/2028	546,767
100,000	Federal National Mortgage Association	6.250	5/15/2029	113,691
200,000	Resolution Funding Corporation	8.125	10/15/2019	257,620
250,000	Tennessee Valley Authority ±	6.000	3/15/2013	263,373
4,200,000	U.S. Treasury Bonds *	7.250	5/15/2016	4,992,586
400,000	U.S. Treasury Bonds *	8.875	2/15/2019	546,938
290,000	U.S. Treasury Bonds *	7.625	11/15/2022	376,456
1,000,000	U.S. Treasury Bonds *	6.250	8/15/2023	1,151,016
260,000	U.S. Treasury Bonds *	7.500	11/15/2024	339,767
350,000	U.S. Treasury Bonds *	6.875	8/15/2025	433,289
9,675,000	U.S. Treasury Bonds *	5.250	11/15/2028	10,145,902
4,350,000	U.S. Treasury Notes *	5.500	5/15/2009	4,422,728
11,500,000	U.S. Treasury Notes *	6.000	8/15/2009	11,847,242
2,945,000	U.S. Treasury Notes *	5.000	2/15/2011	2,981,812
500,000	U.S. Treasury Notes *	4.375	8/15/2012	492,812
4,375,000	U.S. Treasury Notes *	4.500	2/15/2016	4,305,271

	Total U.S. Government			64,396,481

Utilities (1.4%)
400,000	CenterPoint Energy Houston Electric, LLC ±	5.600	7/1/2023	384,806
275,000	Commonwealth Edison Company	5.900	3/15/2036	267,697
475,000	FirstEnergy Corporation ±	6.450	11/15/2011	495,335
27,000	FirstEnergy Corporation	7.375	11/15/2031	30,749
27,000	National Rural Utilities Cooperative Finance	8.000	3/1/2032	34,572
475,000	Oncor Electric Delivery Company ±	6.375	1/15/2015	489,619
400,000	Progress Energy, Inc. ±	7.000	10/30/2031	445,410
600,000	Public Service Company of Colorado	7.875	10/1/2012	673,189
225,000	Southern California Edison Company ±	5.000	1/15/2014	219,175
275,000	Xcel Energy, Inc.	6.500	7/1/2036	290,550

	Total Utilities			3,331,102

	Total Long-Term Fixed Income (cost $284,654,236)			285,065,003

The accompanying Notes to Financial Statements are an integral part of this schedule.

210

Bond Index Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (22.5%)	Rate (+)	Date	Value

53,523,613	Thrivent Financial Securities Lending Trust	5.280%	N/A	$53,523,613

	Total Collateral Held for Securities Loaned
	(cost $53,523,613)			53,523,613

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (13.4%)	Rate (+)	Date	Value

$9,410,000	Amsterdam Funding Corporation	5.300%	1/2/2007	$9,408,615
2,200,000	Chariot Funding, LLC ±	5.350	1/9/2007	2,197,384
4,000,000	Falcon Asset Securitization Corporation	5.300	1/23/2007	3,987,044
3,700,000	ING US Funding, LLC	5.300	1/8/2007	3,696,187
4,000,000	Regency Markets No.1, LLC	5.285	1/22/2007	3,987,668
8,677,014	Thrivent Money Market Portfolio	5.080	N/A	8,677,014

	Total Short-Term Investments (at amortized cost)			31,953,912

	Total Investments (cost $370,131,761) 155.8%			$370,542,528

	Other Assets and Liabilities, Net (55.8%)			(132,729,239)

	Total Net Assets 100.0%			$237,813,289

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$3,047,501
Gross unrealized depreciation	(2,748,169)

Net unrealized appreciation (depreciation)	$299,332
Cost for federal income tax purposes	$370,243,196

The accompanying Notes to Financial Statements are an integral part of this schedule.

211

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Asset-Backed Securities (22.6%)
$3,000,000	Americredit Automobile Receivables Trust †‡	5.430%	1/6/2007	$3,000,198
3,000,000	Americredit Automobile Receivables Trust ±‡	3.430	7/6/2011	2,922,669
369,246	Banc of America Securities Auto Trust	3.890	6/18/2008	368,976
3,000,000	Bear Stearns Asset-Backed Securities, Inc. †	5.590	1/25/2007	3,002,598
1,537,878	Capital Auto Receivables Asset Trust	3.350	2/15/2008	1,532,902
2,859,487	Caterpillar Financial Asset Trust ±	3.900	2/25/2009	2,839,434
4,000,000	Chase Manhattan Auto Owner Trust ‡	4.840	7/15/2009	3,987,432
3,500,000	CIT Equipment Collateral ‡	4.420	5/20/2009	3,477,394
583,099	Countrywide Asset-Backed Certificates	3.903	1/25/2031	580,334
5,000,000	Countrywide Asset-Backed Certificates ‡	5.549	4/25/2036	4,984,465
5,000,000	Countrywide Asset-Backed Certificates ‡	5.683	10/25/2036	5,004,275
4,500,000	Countrywide Home Loans Asset-Backed Securities	6.085	6/25/2021	4,540,365
1,581,738	CPS Auto Trust	4.520	3/15/2010	1,574,712
118,801	Credit Based Asset Servicing and Securitization	3.887	10/25/2034	118,368
5,000,000	Credit Based Asset Servicing and Securitization, LLC	5.501	12/25/2036	4,985,805
7,000,000	DaimlerChrysler Auto Trust	5.330	8/8/2010	7,014,203
3,000,000	DaimlerChrysler Master Owner Trust †	5.400	1/15/2007	3,001,305
6,000,000	Drive Auto Receivables Trust	5.300	7/15/2011	6,002,812
905,989	First Franklin Mortgage Loan Asset-Backed Certificates	5.500	3/25/2036	904,768
1,175,420	Fremont Home Loan Trust †	5.510	1/25/2007	1,175,588
4,193,935	GE Commercial Loan Trust †	5.434	1/19/2007	4,193,935
3,000,000	GE Dealer Floorplan Master Note Trust †	5.390	1/20/2007	3,001,716
3,700,000	GE Equipment Small Ticket, LLC	4.380	7/22/2009	3,672,043
3,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.440	1/25/2007	3,000,411
4,776,053	GMAC Mortgage Corporation Loan Trust †	5.450	1/25/2007	4,776,579
5,500,000	GMAC Mortgage Corporation Loan Trust	5.750	10/25/2036	5,498,422
1,178,351	Goldman Sachs Asset Management Products Trust	5.500	4/25/2036	1,176,580
3,500,000	Harley Davidson Motorcycle Trust	5.240	1/15/2012	3,504,456
3,000,000	Harley Davidson Motorcycle Trust	3.200	5/15/2012	2,938,584
1,605,297	Honda Auto Receivables Owner Trust	2.910	10/20/2008	1,589,538
1,353,726	Honda Auto Receivables Owner Trust	2.790	3/16/2009	1,341,097
1,289,952	Honda Auto Receivables Owner Trust	2.960	4/20/2009	1,275,756
3,887,281	Household Automotive Trust	5.400	6/17/2009	3,888,245
6,500,000	Household Home Equity Loan Trust	5.320	3/20/2036	6,489,336
3,500,000	Household Home Equity Loan Trust	5.660	3/20/2036	3,504,732
788,496	Hyundai Auto Receivables Trust	3.880	6/16/2008	787,180
2,000,000	John Deere Owner Trust	3.980	6/15/2009	1,984,302
484,894	Long Beach Asset Holdings Corporation	5.780	5/25/2046	483,379
1,927,779	Long Beach Asset Holdings Corporation	5.877	6/25/2046	1,921,755
500,000	MBNA Credit Card Master Note Trust	4.950	6/15/2009	500,028
874,937	Navistar Financial Corporation	4.090	7/15/2008	873,764
2,770,281	Nissan Auto Lease Trust	3.180	6/15/2010	2,746,925
3,000,000	Nissan Auto Receivables Owner Trust	4.740	9/15/2009	2,983,029
1,885,334	Nomura Asset Acceptance Corporation †	5.490	1/25/2007	1,885,552
2,139,276	PG&E Energy Recovery Funding, LLC	3.870	6/25/2011	2,103,422

The accompanying Notes to Financial Statements are an integral part of this schedule.

212

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Asset-Backed Securities — continued
$1,500,000	Popular ABS Mortgage Pass-Through Trust	4.000%	12/25/2034	$1,483,923
2,377	Renaissance Home Equity Loan Trust	3.856	1/25/2035	2,368
4,665,000	Renaissance Home Equity Loan Trust	5.608	5/25/2036	4,661,884
2,199,802	Residential Asset Securities Corporation	5.010	4/25/2033	2,169,191
1,291,766	SLM Student Loan Trust †	5.387	1/25/2007	1,292,280
3,000,000	Textron Financial Floorplan Master Note Trust †	5.470	1/13/2007	3,005,793
4,000,000	USAA Auto Owner Trust	4.830	4/15/2010	3,983,532
6,000,000	Wachovia Auto Loan Owner Trust	5.230	8/22/2011	6,006,480
415,378	World Omni Auto Receivables Trust	4.300	3/20/2008	415,141

	Total Asset-Backed Securities			150,159,961

Basic Materials (1.4%)
1,800,000	Equistar Chemicals, LP	10.125	9/1/2008	1,912,500
2,400,000	Lubrizol Corporation	4.625	10/1/2009	2,354,261
1,500,000	Monsanto Company *	4.000	5/15/2008	1,469,526
3,500,000	Precision Castparts Corporation	6.750	12/15/2007	3,537,296

	Total Basic Materials			9,273,583

Capital Goods (1.8%)
1,200,000	Goodrich Corporation	7.500	4/15/2008	1,224,196
2,500,000	John Deere Capital Corporation ±	4.400	7/15/2009	2,448,955
2,500,000	Oakmont Asset Trust	4.514	12/22/2008	2,440,402
2,050,000	Raytheon Company	6.750	8/15/2007	2,065,098
3,500,000	Tyco International Group SA Participation Certificate Trust	4.436	6/15/2007	3,482,328

	Total Capital Goods			11,660,979

Commercial Mortgage-Backed Securities (18.3%)
5,488,898	American Home Mortgage Assets †	5.803	1/25/2007	5,488,898
1,400,000	Banc of America Commercial Mortgage, Inc. ‡	5.001	9/10/2010	1,388,706
1,500,000	Banc of America Commercial Mortgage, Inc. ±	4.037	11/10/2039	1,448,901
88,024	Banc of America Commercial Mortgage, Inc.	3.366	7/11/2043	87,439
3,089,383	Banc of America Mortgage Securities, Inc. ±	4.810	9/25/2035	3,045,610
3,714,571	Bear Stearns Adjustable Rate Mortgage Trust >	4.625	8/25/2010	3,648,471
1,300,000	Bear Stearns Commercial Mortgage Securities, Inc. ±	3.869	2/11/2041	1,264,887
1,244,795	Citigroup Commercial Mortgage Trust †	5.420	1/15/2007	1,244,795
1,406,232	Citigroup Mortgage Loan Trust, Inc.	4.922	8/25/2035	1,395,372
5,000,000	Citigroup Mortgage Loan Trust, Inc. ‡	5.536	3/25/2036	4,981,800
519,609	Commercial Mortgage Pass-Through Certificates †	5.450	1/15/2007	519,624
4,924,230	Countrywide Home Loans, Inc.	5.385	3/20/2036	4,906,744
5,067,814	Countrywide Home Loans, Inc.	5.912	9/20/2036	5,107,171
6,500,000	Crown Castle International Corporation ‡	5.245	11/15/2036	6,489,048
5,387,132	Federal Home Loan Mortgage Corporation
	Multifamily Structured Pass Through	5.487	4/25/2010	5,390,881
3,040,652	General Electric Commercial Mortgage Corporation	4.591	7/10/2045	2,993,935
3,457,996	HomeBanc Mortgage Trust	6.052	4/25/2037	3,495,460
3,196,631	Impac CMB Trust †	5.610	1/25/2007	3,197,596

The accompanying Notes to Financial Statements are an integral part of this schedule.

213

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Commercial Mortgage-Backed Securities — continued
$1,952,889	Impac CMB Trust †	5.670%	1/25/2007	$1,954,892
4,446,026	J.P. Morgan Alternative Loan Trust	5.804	3/25/2036	4,476,961
2,604,633	J.P. Morgan Chase Commercial Mortgage
	Securities Corporation	2.790	1/12/2039	2,506,542
1,000,000	LB-UBS Commercial Mortgage Trust	3.323	3/15/2027	976,656
2,949,212	LB-UBS Commercial Mortgage Trust	4.741	9/15/2040	2,920,560
824,456	Lehman Brothers “CALSTRS” Mortgage Trust	3.988	11/20/2012	814,213
3,587,060	Merrill Lynch Mortgage Investors, Inc.	4.877	6/25/2035	3,552,793
1,250,000	Merrill Lynch Mortgage Trust	4.099	11/15/2010	1,236,238
3,193,569	Residential Accredit Loans, Inc.	5.617	9/25/2035	3,195,930
3,470,460	Thornburg Mortgage Securities Trust †	5.460	1/25/2007	3,467,145
4,435,036	Wachovia Bank Commercial Mortgage Loan Trust	5.583	5/20/2036	4,449,911
6,140,189	Washington Mutual Alternative Loan Trust †	5.803	1/25/2007	6,160,096
3,553,061	Washington Mutual Asset Securities Corporation	3.830	1/25/2035	3,430,356
3,202,650	Washington Mutual Mortgage Pass-Through Certificates †	5.640	1/25/2007	3,206,958
6,582,460	Washington Mutual Mortgage Pass-Through Certificates †	5.763	1/25/2007	6,601,487
2,673,165	Washington Mutual Mortgage Pass-Through Certificates	4.837	9/25/2035	2,636,999
6,268,838	Washington Mutual, Inc. †	5.703	1/25/2007	6,280,592
5,000,000	Wells Fargo Mortgage Backed Securities Trust	3.539	9/25/2034	4,876,065
1,138,143	Wells Fargo Mortgage Backed Securities Trust	4.950	3/25/2036	1,124,626
1,954,449	Wells Fargo Mortgage Backed Securities Trust	5.095	3/25/2036	1,944,919

	Total Commercial Mortgage-Backed Securities			121,909,277

Communications Services (5.6%)
3,300,000	CenturyTel, Inc. ±‡	4.628	5/15/2007	3,288,265
3,100,000	Comcast Cable Communications, Inc. ‡	6.200	11/15/2008	3,149,076
2,100,000	Comcast Cable Communications, LLC	6.875	6/15/2009	2,172,334
1,760,000	Cox Communications, Inc. ‡	7.875	8/15/2009	1,862,541
1,400,000	Cox Communications, Inc.	4.625	1/15/2010	1,370,359
2,750,000	Gannett Company, Inc.	5.500	4/1/2007	2,747,228
2,450,000	GTE Corporation ±	7.510	4/1/2009	2,555,198
1,954,000	News America Holdings, Inc.	7.375	10/17/2008	2,016,436
2,500,000	Nextel Partners, Inc. ±	8.125	7/1/2011	2,603,125
1,000,000	Qwest Corporation	5.625	11/15/2008	1,001,250
2,500,000	SBC Communications, Inc. ±	4.125	9/15/2009	2,428,135
2,400,000	Sprint Capital Corporation	6.125	11/15/2008	2,428,363
2,400,000	Telecom Italia Capital SA	4.000	11/15/2008	2,337,250
1,000,000	Telefonos de Mexico SA de CV	4.500	11/19/2008	981,963
2,500,000	Time Warner Entertainment Company, LP	7.250	9/1/2008	2,570,305
3,400,000	Viacom, Inc.	5.625	5/1/2007	3,401,751

	Total Communications Services			36,913,579

Consumer Cyclical (3.8%)
1,250,000	Carnival Corporation ±	3.750	11/15/2007	1,233,065
3,500,000	Centex Corporation ‡	8.750	3/1/2007	3,514,889
2,800,000	CVS Corporation ‡	4.000	9/15/2009	2,707,004

The accompanying Notes to Financial Statements are an integral part of this schedule.

214

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Consumer Cyclical — continued
$2,100,000	D.R. Horton, Inc.	8.000%	2/1/2009	$2,198,954
2,500,000	DaimlerChrysler North American
	Holdings Corporation *†	5.901	2/1/2007	2,509,680
1,750,000	Ford Motor Credit Company *	6.625	6/16/2008	1,748,806
3,800,000	Harrah’s Operating Company, Inc.	7.125	6/1/2007	3,817,822
2,100,000	May Department Stores Company *	4.800	7/15/2009	2,066,494
4,899,894	SLM Private Credit Student Loan Trust †	5.370	3/15/2007	4,898,184
750,000	Starwood Hotels & Resorts Worldwide, Inc. ±	7.375	5/1/2007	753,064

	Total Consumer Cyclical			25,447,962

Consumer Non-Cyclical (2.7%)
2,500,000	Baxter International, Inc. ±	5.196	2/16/2008	2,493,705
3,500,000	Cadbury Schweppes plc	3.875	10/1/2008	3,408,580
3,500,000	General Mills, Inc.	6.378	10/15/2008	3,551,972
750,000	Harvard University ±	8.125	4/15/2007	755,685
1,950,000	Kroger Company *	6.375	3/1/2008	1,964,241
2,800,000	Miller Brewing Company ±	4.250	8/15/2008	2,750,440
1,100,000	Safeway, Inc. *	6.500	11/15/2008	1,119,307
2,000,000	Wyeth	4.375	3/1/2008	1,979,008

	Total Consumer Non-Cyclical			18,022,938

Energy (3.0%)
2,350,000	Enterprise Products Operating, LP	4.000	10/15/2007	2,321,252
1,000,000	Enterprise Products Operating, LP	4.625	10/15/2009	979,084
2,000,000	KeySpan Corporation ±	4.900	5/16/2008	1,985,490
2,900,000	Kinder Morgan Energy Partners, LP	5.350	8/15/2007	2,896,186
4,900,000	Marathon Oil Corporation ±	5.375	6/1/2007	4,898,202
2,500,000	Oneok, Inc.	5.510	2/16/2008	2,498,225
3,500,000	Panhandle Eastern Pipe Line Company	2.750	3/15/2007	3,479,322
1,215,000	Valero Energy Corporation *	6.125	4/15/2007	1,216,527

	Total Energy			20,274,288

Financials (17.8%)
2,000,000	Abbey National plc ±>‡	6.700	6/15/2008	2,031,234
2,000,000	American General Finance Corporation †‡	5.494	1/18/2007	2,002,674
3,500,000	Bank of New York Co., Inc. >‡	4.250	9/4/2007	3,477,376
700,000	Barnett Capital I ‡	8.060	12/1/2026	728,978
2,000,000	Capital One Bank ±‡	4.875	5/15/2008	1,987,672
2,500,000	Capital One Financial Corporation ‡	4.738	5/17/2007	2,492,772
2,250,000	Chubb Corporation ±	4.934	11/16/2007	2,240,899
2,500,000	CIT Group, Inc.	4.750	8/15/2008	2,478,775
700,000	Corestates Capital Trust I	8.000	12/15/2026	728,938
2,400,000	Countrywide Home Loans, Inc.	4.125	9/15/2009	2,330,846
2,100,000	Credit Suisse First Boston USA, Inc. †	5.483	3/9/2007	2,103,595
1,400,000	Developers Diversified Realty Corporation	4.625	8/1/2010	1,362,992
2,500,000	Donaldson, Lufkin & Jenrette, Inc. ±	6.500	4/1/2008	2,534,210

The accompanying Notes to Financial Statements are an integral part of this schedule.

215

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Financials — continued
$1,750,000	EOP Operating, LP	6.800%	1/15/2009	$1,808,359
1,000,000	First Chicago Corporation	6.375	1/30/2009	1,021,086
3,600,000	First Union Corporation	6.300	4/15/2008	3,640,270
8,400,000	General Motors Acceptance Corporation, LLC	4.375	12/10/2007	8,283,097
2,100,000	Goldman Sachs Group, Inc.	4.500	6/15/2010	2,055,350
2,100,000	Hartford Financial Services Group, Inc.	5.550	8/16/2008	2,108,291
2,800,000	International Lease Finance Corporation	3.300	1/23/2008	2,736,717
1,500,000	iSTAR Financial, Inc.	4.875	1/15/2009	1,483,281
2,100,000	John Hancock Global Funding II *	3.750	9/30/2008	2,044,520
2,500,000	KeyCorp	4.700	5/21/2009	2,460,042
3,500,000	Lehman Brothers Holdings E-Capital Trust I †	6.155	2/20/2007	3,531,885
2,000,000	Lehman Brothers Holdings, Inc.	3.500	8/7/2008	1,944,208
2,500,000	Marsh & McLennan Companies, Inc.	5.375	3/15/2007	2,499,178
2,000,000	MBNA Europe Funding plc †	5.450	3/7/2007	2,001,232
1,500,000	Merrill Lynch & Company, Inc. †	5.704	1/22/2007	1,504,623
2,800,000	Merrill Lynch & Company, Inc. *	4.000	11/15/2007	2,767,890
3,500,000	Mizuho Preferred Capital Company, LLC	8.790	6/30/2008	3,660,912
1,000,000	Monumental Global Funding II	3.850	3/3/2008	981,461
1,300,000	Pacific Life Global Funding	3.750	1/15/2009	1,264,665
2,100,000	Popular North America, Inc.	5.200	12/12/2007	2,093,038
2,500,000	Premium Asset Trust †	5.524	1/16/2007	2,502,945
1,400,000	Pricoa Global Funding I	4.350	6/15/2008	1,377,442
2,000,000	Protective Life Secured Trust	4.000	10/7/2009	1,935,324
2,800,000	Residential Capital Corporation †	7.204	1/17/2007	2,815,025
2,400,000	Residential Capital Corporation	6.125	11/21/2008	2,411,890
2,800,000	Simon Property Group, LP	6.375	11/15/2007	2,821,568
2,400,000	SLM Corporation	4.000	1/15/2009	2,346,706
3,350,000	St. Paul Travelers Companies, Inc.	5.750	3/15/2007	3,353,340
1,725,000	Tokai Preferred Capital Company, LLC	9.980	6/30/2008	1,829,414
2,750,000	Union Planters Bank	5.125	6/15/2007	2,747,484
1,400,000	UnumProvident Corporation	5.997	5/15/2008	1,405,544
1,605,000	Wachovia Corporation	6.150	3/15/2009	1,635,383
6,750,000	Washington Mutual, Inc. †	5.623	1/25/2007	6,749,736
2,500,000	Washington Mutual, Inc. *	4.000	1/15/2009	2,437,458
2,000,000	Wells Fargo & Company *†	5.460	3/15/2007	2,003,396
2,000,000	Westpac Banking Corporation *†	5.430	2/26/2007	2,000,806
2,000,000	World Savings Bank FSB †	5.429	3/1/2007	2,001,080

	Total Financials			118,765,607

Foreign (<0.1%)
20,833	Pemex Finance, Ltd.	8.450	2/15/2007	20,942

	Total Foreign			20,942

The accompanying Notes to Financial Statements are an integral part of this schedule.

216

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Mortgage-Backed Securities (5.6%)
$37,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	6.000%	1/1/2037	$37,242,794

	Total Mortgage-Backed Securities			37,242,794

Technology (0.3%)
2,000,000	Deluxe Corporation *	3.500	10/1/2007	1,955,000

	Total Technology			1,955,000

Transportation (0.2%)
1,300,000	FedEx Corporation ±	3.500	4/1/2009	1,248,575

	Total Transportation			1,248,575

U.S. Government (11.5%)
4,000,000	Federal Home Loan Bank	4.625	10/24/2007	3,979,748
8,000,000	Federal Home Loan Bank *	4.100	6/13/2008	7,889,312
5,500,000	Federal Home Loan Bank *	5.125	6/13/2008	5,501,562
5,500,000	Federal Home Loan Mortgage Corporation *	5.125	4/18/2008	5,498,614
5,500,000	Federal Home Loan Mortgage Corporation *	3.875	6/15/2008	5,407,330
2,000,000	Federal Home Loan Mortgage Corporation	4.625	8/15/2008	1,986,390
5,000,000	Federal Home Loan Mortgage Corporation *	4.750	11/3/2009	4,972,725
5,000,000	Federal National Mortgage Association	3.125	12/15/2007	4,903,105
2,800,000	Federal National Mortgage Association	5.400	2/1/2008	2,805,561
4,000,000	Federal National Mortgage Association *	4.000	9/2/2008	3,925,412
5,000,000	Federal National Mortgage Association *	5.300	2/22/2011	4,976,080
18,000,000	Federal National Mortgage Association *	5.125	4/15/2011	18,128,719
6,424,560	U.S. Treasury Notes, TIPS *	2.000	7/15/2014	6,235,588

	Total U.S. Government			76,210,146

U.S. Municipals (0.1%)
750,000	Washington State Office of the State Treasurer	4.500	7/1/2007	747,082

	Total U.S. Municipals			747,082

Utilities (4.4%)
2,000,000	Carolina Power & Light, Inc. ±	5.950	3/1/2009	2,024,324
2,500,000	CenterPoint Energy, Inc. ±	5.875	6/1/2008	2,504,870
900,000	Cleveland Electric Illuminating Company	7.430	11/1/2009	944,712
3,500,000	Commonwealth Edison Company ‡	3.700	2/1/2008	3,430,760
1,750,000	Dominion Resources, Inc. †	5.663	3/28/2007	1,750,696
3,100,000	Dominion Resources, Inc.	4.125	2/15/2008	3,053,726
675,000	DPL, Inc.	6.250	5/15/2008	678,038
1,500,000	DTE Energy Company	5.630	8/16/2007	1,500,468

The accompanying Notes to Financial Statements are an integral part of this schedule.

217

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (99.1%)	Rate	Date	Value

Utilities — continued
$1,000,000	Pacific Gas & Electric Company ‡	3.600%	3/1/2009	$965,924
563,705	Power Receivables Finance, LLC	6.290	1/1/2012	566,788
3,000,000	PSEG Funding Trust	5.381	11/16/2007	2,993,715
3,500,000	Teco Energy, Inc.	6.125	5/1/2007	3,500,000
600,000	Texas-New Mexico Power Company	6.125	6/1/2008	601,740
5,000,000	Yorkshire Power Finance, Ltd.	6.496	2/25/2008	5,038,455

	Total Utilities			29,554,216

	Total Long-Term Fixed Income (cost $661,535,369)			659,406,929

		Interest	Maturity
Shares	Collateral Held for Securities Loaned (8.8%)	Rate (+)	Date	Value

58,586,645	Thrivent Financial Securities Lending Trust	5.280%	N/A	$58,586,645

	Total Collateral Held for Securities Loaned
	(cost $58,586,645)			58,586,645

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (6.3%)	Rate (+)	Date	Value

$5,585,000	General Electric Capital Corporation	5.300%	1/16/2007	$5,572,666
3,500,000	Nieuw Amsterdam Receivables Corporation	5.350	1/12/2007	3,494,278
4,000,000	Park Avenue Receivables Corporation	5.310	1/22/2007	3,987,610
3,000,000	Solitaire Funding, LLC	5.350	1/11/2007	2,995,542
15,440,776	Thrivent Money Market Portfolio	5.080	N/A	15,440,776
10,570,000	Total Capital SA	5.300	1/2/2007	10,568,444

	Total Short-Term Investments (at amortized cost)			42,059,316

	Total Investments (cost $762,181,330) 114.2%			$760,052,890

	Other Assets and Liabilities, Net (14.2%)			(94,425,127)

	Total Net Assets 100.0%			$665,627,763

The accompanying Notes to Financial Statements are an integral part of this schedule.

218

Limited Maturity Bond Portfolio
Schedule of Investments as of December 31, 2006

	Number of		Notional
	Contracts	Expiration	Principal		Unrealized
Futures	Long/(Short)	Date	Amount	Value	Gain/(Loss)

5-Yr. U.S. Treasury Bond Futures	120	March 2007	$12,680,992	$12,607,500	($73,492)
10-Yr. U.S. Treasury Bond Futures	(25)	March 2007	($2,721,225)	($2,686,718)	$34,507
Euro-Bund Futures	(30)	March 2007	($3,554,925)	($3,457,215)	$97,710

			Notional
	Buy/Sell	Termination	Principal	Unrealized
Swaps	Protection	Date	Amount	Gain/(Loss)

Dow Jones Unfunded CDX Industrial
Grade Series 7 at 0.25%	Sell	December 2011	$36,000,000	$10,310

* All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

> Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

‡ At December 31, 2006, $965,924 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts. In addition, $25,155,902 and $36,599,172 of investments were earmarked as collateral to cover open financial futures and swap contracts, respectively.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$768,712
Gross unrealized depreciation	(2,906,232)

Net unrealized appreciation (depreciation)	($2,137,520)
Cost for federal income tax purposes	$762,190,410

The accompanying Notes to Financial Statements are an integral part of this schedule.

219

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2006
Principal		Interest	Maturity
Amount	Long-Term Fixed Income (141.0%)	Rate	Date	Value

Asset-Backed Securities (33.0%)
$2,000,000	Americredit Automobile Receivables Trust ±†	5.430%	1/6/2007	$2,000,132
791,853	Countrywide Asset-Backed Certificates ±†	5.430	1/25/2007	791,782
2,000,000	Credit Based Asset Servicing and Securitization, LLC ±†	5.460	1/25/2007	2,000,262
307,697	FBR Securitization Trust, LLC ±†	5.470	1/25/2007	307,722
739,904	First Franklin Mortgage Loan Asset-Backed Certificates ±†	5.450	1/25/2007	740,016
1,616,935	First Horizon ABS Trust ±†	5.510	1/25/2007	1,617,054
1,500,000	Ford Credit Floor Plan Master Owner Trust ±†	5.530	1/15/2007	1,501,288
2,000,000	GMAC Mortgage Corporation Loan Trust ±†	5.440	1/25/2007	2,000,274
825,703	Master Asset-Backed Securities Trust ±†	5.430	1/25/2007	825,849
1,000,000	MBNA Credit Card Master Note Trust ±†	5.460	1/15/2007	1,002,906
2,000,000	Navistar Financial Corporation ±†	5.550	1/25/2007	2,001,918
41,109	New Century Home Equity Loan Trust ±†	5.740	1/25/2007	41,120
861,177	SLM Student Loan Trust ±†	5.387	1/25/2007	861,520
2,000,000	Textron Financial Floorplan Master Note Trust ±†	5.470	1/13/2007	2,003,862
1,412,429	Volkswagen Auto Lease Trust ±†	5.450	1/20/2007	1,412,744

	Total Asset-Backed Securities			19,108,449

Commercial Mortgage-Backed Securities (19.3%)
882,681	Banc of America Mortgage Securities, Inc. ±	4.810	9/25/2035	870,174
1,000,000	Citigroup Commercial Mortgage Trust ±	4.860	5/15/2043	968,862
346,406	Commercial Mortgage Pass-Through Certificates †	5.450	1/15/2007	346,416
226,644	Credit Suisse First Boston Mortgage
	Securities Corporation ±†	5.720	1/25/2007	226,931
1,000,000	GS Mortgage Securities Corporation ±	5.560	11/10/2039	1,015,689
1,065,543	Impac CMB Trust ±†	5.610	1/25/2007	1,065,865
1,000,000	LB-UBS Commercial Mortgage Trust ±	4.553	7/15/2030	980,629
1,195,687	Merrill Lynch Mortgage Investors, Inc. ±	4.877	6/25/2035	1,184,264
648,774	MLCC Mortgage Investors, Inc. ±†	5.680	1/25/2007	649,466
1,965,120	National Collegiate Student Loan Trust ±†	5.420	1/25/2007	1,965,866
1,876,077	Thornburg Mortgage Securities Trust ±†	5.440	1/25/2007	1,871,071

	Total Commercial Mortgage-Backed Securities			11,145,233

Mortgage-Backed Securities (81.5%)
19,000,000	Federal Home Loan Mortgage Corporation Gold
	30-Yr. Pass Through §	6.000	1/1/2037	19,136,572
6,000,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.000	1/1/2037	5,791,872
22,500,000	Federal National Mortgage Association Conventional
	30-Yr. Pass Through §	5.500	1/1/2037	22,232,813

	Total Mortgage-Backed Securities			47,161,257

The accompanying Notes to Financial Statements are an integral part of this schedule.

220

Mortgage Securities Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Long-Term Fixed Income (141.0%)	Rate	Date	Value

U.S. Government (7.2%)
$2,100,000	U.S. Treasury Notes ±	4.875%	4/30/2011	$2,113,616
1,000,000	U.S. Treasury Notes	4.625	11/15/2016	993,438
1,070,760	U.S. Treasury Notes, TIPS	2.000	7/15/2014	1,039,265

	Total U.S. Government			4,146,319

	Total Long-Term Fixed Income (cost $81,384,555)			81,561,258

Shares or
Principal		Interest	Maturity
Amount	Short-Term Investments (41.0%)	Rate (+)	Date	Value

$725,000	Bank of America Corporation ±	5.300%	2/1/2007	$721,691
919,000	Bryant Park Funding, LLC ±	5.350	1/8/2007	918,044
2,315,000	Chariot Funding, LLC ±	5.290	1/9/2007	2,312,279
1,995,000	GOVCO, Inc. ±	5.260	1/11/2007	1,992,085
2,000,000	Grampian Funding, LLC ±	5.310	1/26/2007	1,992,625
2,194,000	Jupiter Securitization Company, LLC	5.310	1/22/2007	2,187,204
1,119,000	Kitty Hawk Funding Corporation	5.380	1/18/2007	1,116,157
2,300,000	Old Line Funding, LLC	5.300	1/2/2007	2,299,661
975,000	Paradigm Funding, LLC ±	5.330	1/23/2007	971,824
900,000	Proctor & Gamble Company	5.300	2/2/2007	895,760
2,695,000	Regency Markets No. 1, LLC ±	5.320	1/5/2007	2,693,407
2,800,000	Solitaire Funding, LLC ±	5.280	1/25/2007	2,790,144
827	Thrivent Money Market Portfolio	5.080	N/A	827
2,075,000	Thunder Bay Funding, Inc. ±	5.350	1/11/2007	2,071,916
740,000	Thunder Bay Funding, Inc. ±	5.400	1/16/2007	738,335

	Total Short-Term Investments (at amortized cost)			23,701,959

	Total Investments (cost $105,086,514) 182.0%			$105,263,217

	Other Assets and Liabilities, Net (82.0%)			(47,423,325)

	Total Net Assets 100.000			$57,839,892

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

§ Denotes investments purchased on a when-issued basis.

± Designated as cover for long settling trades as discussed in the Notes to Financial Statements.

Definitions:

TIPS — Treasury Inflation Protected Security

Gross unrealized appreciation and depreciation of investments were as follows:
Gross unrealized appreciation	$463,445
Gross unrealized depreciation	(286,742)

Net unrealized appreciation (depreciation)	$176,703
Cost for federal income tax purposes	$105,086,514

The accompanying Notes to Financial Statements are an integral part of this schedule.

221

Money Market Portfolio
Schedule of Investments as of December 31, 2006
Principal		Interest	Maturity
Amount	Certificates of Deposit (1.1%)	Rate (+)	Date	Value

Banking — Domestic (0.8%)
$4,730,000	Depfa Bank plc NY	5.320%	5/18/2007	$4,730,000

	Total Banking — Domestic			4,730,000

Banking — Foreign (0.3%)
800,000	Deutsche Bank AG	5.000	2/12/2007	800,000
830,000	Svenska Handelsbanken NY	5.055	2/20/2007	830,000

	Total Banking — Foreign			1,630,000

	Total Certificates of Deposit			6,360,000

Principal		Interest	Maturity
Amount	Commercial Paper (73.6%)	Rate (+)	Date	Value

Asset-Backed Commercial Paper (3.4%)
$3,150,000	Charta, LLC	5.290%	2/5/2007	$3,133,799
3,152,000	GOVCO, Inc.	5.200	6/20/2007	3,074,601
7,870,000	Regency Markets No. 1, LLC	5.300	1/22/2007	7,845,669
6,300,000	Regency Markets No. 1, LLC	5.270	3/20/2007	6,228,064

	Total Asset-Backed Commercial Paper			20,282,133

Banking — Domestic (4.0%)
2,920,000	Bank of Ireland	5.320	3/27/2007	2,920,034
3,150,000	Barclays Bank plc	5.205	5/29/2007	3,082,595
1,160,000	Barclays Bank plc NY	5.200	4/3/2007	1,160,000
2,325,000	Blue Spice, LLC	5.260	1/23/2007	2,317,527
1,900,000	BNP Paribas Finance, Inc.	5.190	4/25/2007	1,868,774
6,970,000	River Fuel Company No. 2, Inc.	5.250	1/31/2007	6,939,506
5,400,000	Stadshypotek Delaware, Inc.	5.280	2/20/2007	5,360,400

	Total Banking — Domestic			23,648,836

Banking — Foreign (1.2%)
1,100,000	Bank of Ireland	5.200	4/10/2007	1,084,270
850,000	Deutsche Bank AG	5.120	3/27/2007	850,000
1,070,000	HBOS Treasury Services plc	5.290	2/15/2007	1,062,925
4,260,000	HBOS Treasury Services plc	5.250	2/16/2007	4,231,422

	Total Banking — Foreign			7,228,617

Consumer Cyclical (4.7%)
5,284,000	Golden Funding Corporation	5.260	1/12/2007	5,275,507
3,203,000	Golden Funding Corporation	5.260	1/30/2007	3,189,428
2,857,000	Golden Funding Corporation	5.270	2/13/2007	2,839,016
9,460,000	Golden Funding Corporation	5.280	2/21/2007	9,389,239
1,370,000	Golden Funding Corporation	5.250	2/27/2007	1,358,612
5,640,000	Golden Funding Corporation	5.250	3/1/2007	5,591,472

	Total Consumer Cyclical			27,643,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

222

Money Market Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Commercial Paper (73.6%)	Rate (+)	Date	Value

Consumer Non-Cyclical (2.3%)
$7,880,000	Catholic Health Initiatives	5.360%	3/14/2007	$7,880,000
4,725,000	Nestle Capital Corporation	5.275	7/18/2007	4,587,915
930,000	Nestle Capital Corporation	5.225	8/10/2007	900,170

	Total Consumer Non-Cyclical			13,368,085

Education (11.1%)
5,430,000	Duke University	5.260	4/4/2007	5,356,216
7,551,000	Duke University	5.280	4/5/2007	7,446,897
4,360,000	Northwestern University	5.350	1/5/2007	4,357,408
7,750,000	Northwestern University	5.300	3/7/2007	7,675,837
14,400,000	Northwestern University	5.260	4/5/2007	14,202,228
4,700,000	University of Washington	5.251	4/3/2007	4,700,000
1,580,000	Yale University	5.300	3/7/2007	1,564,880
20,460,000	Yale University	5.261	4/5/2007	20,178,936

	Total Education			65,482,402

Finance (39.5%)
850,000	Amsterdam Funding Corporation	5.410	1/8/2007	849,106
2,520,000	Amsterdam Funding Corporation	5.290	3/14/2007	2,493,338
9,500,000	Barton Capital Corporation	5.280	1/16/2007	9,479,100
3,637,000	Bryant Park Funding, LLC	5.280	2/21/2007	3,609,795
16,880,000	Cintas Corporation	5.360	1/2/2007	16,877,487
1,600,000	Corporate Receivables Corporation Funding, LLC	5.330	2/5/2007	1,591,709
2,490,000	Edison Asset Securitization, LLC	5.230	3/14/2007	2,463,954
1,490,000	Fountain Square Commercial Funding Corporation	5.270	1/16/2007	1,486,728
764,000	Fountain Square Commercial Funding Corporation	5.250	3/7/2007	756,758
3,462,000	Fountain Square Commercial Funding Corporation	5.260	3/9/2007	3,428,109
1,597,000	Fountain Square Commercial Funding Corporation	5.280	3/14/2007	1,580,136
1,570,000	Fountain Square Commercial Funding Corporation	5.250	4/24/2007	1,544,128
4,770,000	Galaxy Funding, Inc.	5.260	2/14/2007	4,739,334
9,440,000	General Electric Capital Services, Inc.	5.180	4/30/2007	9,278,361
4,700,000	Grampian Funding, LLC	5.230	2/2/2007	4,678,151
4,730,000	Grampian Funding, LLC	5.212	5/22/2007	4,633,450
3,155,000	Grampian Funding, LLC	5.190	6/15/2007	3,079,950
3,000,000	Grampian Funding, LLC	5.195	6/19/2007	2,926,837
7,870,000	Greyhawk Funding, LLC	5.260	2/1/2007	7,834,353
7,900,000	Greyhawk Funding, LLC	5.240	2/26/2007	7,835,606
7,930,000	Greyhawk Funding, LLC	5.235	3/26/2007	7,833,135
1,902,000	Greyhawk Funding, LLC	5.240	4/12/2007	1,874,039
2,065,000	Greyhawk Funding, LLC	5.200	5/9/2007	2,026,821
3,100,000	HSBC Finance Corporation	5.000	8/31/2007	2,995,806
1,570,000	ING US Funding, LLC	5.200	6/12/2007	1,533,262
1,960,000	Jupiter Securitization Company, LLC	5.310	2/13/2007	1,947,569

The accompanying Notes to Financial Statements are an integral part of this schedule.

223

Money Market Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Commercial Paper (73.6%)	Rate (+)	Date	Value

Finance — continued
$815,000	Kitty Hawk Funding Corporation	5.380%	1/18/2007	$812,929
9,500,000	Liberty Harbour CDO, Inc.	5.290	2/2/2007	9,455,329
9,530,000	Liberty Harbour CDO, Inc.	5.280	2/8/2007	9,476,886
7,890,000	Liberty Harbour CDO, Inc.	5.290	2/14/2007	7,838,987
9,420,000	NATC California, LLC	5.270	1/12/2007	9,404,831
1,138,000	Nieuw Amsterdam Receivables Corporation	5.290	2/21/2007	1,129,472
1,042,000	Nieuw Amsterdam Receivables Corporation	5.260	3/26/2007	1,029,211
4,663,000	Nieuw Amsterdam Receivables Corporation	5.195	6/21/2007	4,547,935
7,865,000	North Sea Funding, LLC	5.270	1/23/2007	7,839,670
8,770,000	North Sea Funding, LLC	5.270	2/27/2007	8,696,822
6,800,000	North Sea Funding, LLC	5.240	3/15/2007	6,727,746
3,155,000	North Sea Funding, LLC	5.300	3/20/2007	3,118,770
1,680,000	North Sea Funding, LLC	5.230	4/18/2007	1,653,885
2,275,000	Paradigm Funding, LLC	5.330	1/17/2007	2,269,611
3,140,000	Paradigm Funding, LLC	5.230	1/31/2007	3,126,315
5,400,000	Paradigm Funding, LLC	5.250	3/2/2007	5,352,750
5,128,000	Park Avenue Receivables Corporation	5.380	1/26/2007	5,108,841
3,200,000	Sheffield Receivables Corporation	5.330	1/11/2007	3,195,262
3,100,000	Solitaire Funding, LLC	5.250	2/22/2007	3,076,491
9,460,000	Solitaire Funding, LLC	5.260	2/28/2007	9,379,832
4,110,000	Thames Asset Global Securitization, Inc.	5.350	1/16/2007	4,100,838
4,475,000	Three Pillars Funding Corporation	5.360	1/5/2007	4,472,335
1,901,000	Three Pillars Funding Corporation	5.260	2/15/2007	1,888,501
1,625,000	Thunder Bay Funding, Inc.	5.330	1/16/2007	1,621,391
6,310,000	Tulip Funding Corporation	5.300	1/3/2007	6,308,142
2,520,000	Windmill Funding Corporation	5.330	2/1/2007	2,508,434

	Total Finance			233,518,238

Insurance (2.5%)
3,150,000	Aquinas Funding, LLC	5.195	7/6/2007	3,065,451
1,500,000	Curzon Funding, LLC	5.240	3/13/2007	1,484,498
1,000,000	Curzon Funding, LLC	5.250	3/20/2007	988,625
9,525,000	Nyala Funding, LLC	5.270	2/15/2007	9,462,254

	Total Insurance			15,000,828

U.S. Municipal (4.9%)
6,080,000	Alaska Housing Finance Corporation	5.310	2/5/2007	6,048,612
10,130,000	Alaska Housing Finance Corporation	5.300	3/1/2007	10,042,010
9,600,000	Alaska Housing Finance Corporation	5.280	3/2/2007	9,515,518
3,140,000	State of Michigan Industry Regional
	Authority General Obligation Bonds	5.410	10/4/2007	3,140,000

	Total U.S. Municipal			28,746,140

	Total Commercial Paper			434,918,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

224

Money Market Portfolio
Schedule of Investments as of December 31, 2006

		Interest	Maturity
Shares	Other (<0.1%)	Rate (+)	Date	Value

5,000	Barclays Prime Money Market Fund	5.260%	N/A	$5,000

	Total Other			5,000

Principal		Interest	Maturity
Amount	Public Corporate (0.2%)	Rate (+)	Date	Value

$1,460,000	General Electric Capital Corporation	5.375%	3/15/2007	$1,460,532

	Total Public Corporate			1,460,532

Principal		Interest	Maturity
Amount	U.S. Government (0.1%)	Rate (+)	Date	Value

$530,000	Federal Home Loan Mortgage Corporation	4.875%	2/26/2007	$530,000

	Total U.S. Government			530,000

Principal		Interest	Maturity
Amount	Variable Rate Notes (24.7%) †	Rate (+)	Date	Value

Banking — Domestic (7.6%)
$3,250,000	Bank of New York Company, Inc.	5.340%	1/10/2007	$3,250,000
2,600,000	Bank of New York Company, Inc.	5.410	1/29/2007	2,600,565
6,310,000	Cooperatieve Centrale Raiffeisen Boerenleen Bank	5.334	2/15/2007	6,310,000
6,500,000	Fifth Third Bancorp	5.330	1/23/2007	6,500,000
3,250,000	HSBC USA, Inc.	5.350	1/16/2007	3,250,000
6,700,000	Royal Bank of Canada NY	5.319	1/2/2007	6,700,000
6,200,000	Svenska Handelsbanken AB	5.320	1/22/2007	6,200,000
4,136,000	Wells Fargo & Company	5.340	1/3/2007	4,140,990
5,775,000	Wells Fargo & Company	5.360	1/16/2007	5,775,000

	Total Banking — Domestic			44,726,555

Banking — Foreign (4.6%)
3,440,000	Bank of Ireland	5.350	1/22/2007	3,440,000
4,050,000	BNP Paribas SA	5.340	1/26/2007	4,050,000
6,000,000	DNB NOR ASA	5.340	1/25/2007	6,000,000
9,520,000	HBOS Treasury Services plc	5.320	1/8/2007	9,520,000
4,000,000	Royal Bank of Scotland plc	5.340	1/22/2007	4,000,000

	Total Banking — Foreign			27,010,000

Brokerage (1.5%)
4,000,000	Merrill Lynch & Company, Inc.	5.600	1/11/2007	4,000,174
5,000,000	Merrill Lynch & Company, Inc.	5.330	1/24/2007	5,000,000

	Total Brokerage			9,000,174

The accompanying Notes to Financial Statements are an integral part of this schedule.

225

Money Market Portfolio
Schedule of Investments as of December 31, 2006

Principal		Interest	Maturity
Amount	Variable Rate Notes (24.7%) †	Rate (+)	Date	Value

Consumer Cyclical (0.8%)
$5,000,000	American Honda Finance Corporation	5.300%	1/2/2007	$5,000,882

	Total Consumer Cyclical			5,000,882

Finance (5.1%)
1,860,000	HSBC Finance Corporation	5.409	3/1/2007	1,860,529
2,880,000	Kordsa, Inc.	5.400	1/4/2007	2,880,000
9,450,000	Union Hamilton Special Funding, LLC	5.365	3/21/2007	9,450,000
15,750,000	Union Hamilton Special Funding, LLC	5.363	3/28/2007	15,750,000

	Total Finance			29,940,529

Insurance (3.5%)
5,675,000	Allstate Life Global Funding II	5.400	1/8/2007	5,675,000
5,775,000	Allstate Life Global Funding II	5.390	1/16/2007	5,775,000
9,440,000	ING Verzekeringen NV	5.320	1/4/2007	9,440,000

	Total Insurance			20,890,000

U.S. Municipal (1.5%)
2,300,000	Illinois Student Assistance Commission
	Student Loan Revenue Bonds	5.370	1/3/2007	2,300,000
3,000,000	Ohio State Air Quality Development Authority
	Revenue Bonds (Columbus and Southern) (Series B)	5.380	1/3/2007	3,000,000
3,900,000	Michigan State Housing Development Authority
	Revenue Bonds (Series D)	5.380	1/4/2007	3,900,000

	Total U.S. Municipal			9,200,000

	Total Variable Rate Notes			145,768,140

	Total Investments (at amortized cost) 99.7%			$589,042,225

	Other Assets and Liabilities, Net 0.3%			1,540,748

	Total Net Assets 100.0%			$590,582,973

+ The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

† Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Cost for federal income tax purposes is $589,042,225.

The accompanying Notes to Financial Statements are an integral part of this schedule.

226

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227

Thrivent Series Fund, Inc.
Statement of Assets and Liabilities

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation	Allocation
As of December 31, 2006	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$307,366,854	$988,357,969	$1,199,827,711	$416,402,641
Investments in securities at market value	—	—	—	—
Investments in affiliates at market value	333,632,028	1,063,852,996	1,274,085,931	434,974,817
Investments at Market Value	333,632,028	1,063,852,996	1,274,085,931	434,974,817

Cash	—	—	—	—
Dividends and interest receivable	928	5,910	26,526	13,890
Prepaid expenses	1,199	2,057	2,357	1,340
Receivable for investments sold	—	—	—	—
Receivable for fund shares sold	213,043	2,532,591	2,367,523	426,749
Total Assets	333,847,198	1,066,393,554	1,276,482,337	435,416,796

Liabilities
Accrued expenses	9,070	9,462	9,605	9,139
Payable for investments purchased	150,564	2,238,534	2,358,549	414,581
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	62,479	294,057	8,974	12,168
Payable for variation margin	—	—	—	—
Payable to affiliate	4,670	31,029	69,700	46,672
Total Liabilities	226,783	2,573,082	2,446,828	482,560

Net Assets
Capital stock (beneficial interest)	303,121,164	970,839,860	1,170,120,538	403,643,319
Accumulated undistributed net investment income/(loss)	2,526,029	11,997,573	20,472,904	9,224,570
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	1,708,048	5,488,012	9,183,847	3,494,171
Net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	26,265,174	75,495,027	74,258,220	18,572,176
Futures contracts	—	—	—	—

Total Net Assets	$333,620,415	$1,063,820,472	$1,274,035,509	$434,934,236

Shares of beneficial interest outstanding	25,634,384	84,013,763	104,239,776	37,197,494
Net asset value per share	$13.01	$12.66	$12.22	$11.69

The accompanying Notes to Financial Statements are an integral part of this statement.

228

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

	Partner	Partner
	Small Cap	Small Cap	Small Cap	Small Cap	Mid Cap	Mid Cap
Technology	Growth	Value	Stock	Index	Growth	Growth
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

$56,224,753	$123,265,595	$179,140,737	$441,590,500	$401,160,550	$747,822,728	$35,151,678
52,744,950	105,967,842	159,055,603	398,185,956	440,299,536	639,438,410	30,799,468
11,507,884	29,724,933	47,151,379	108,245,425	114,188,826	182,859,696	8,902,624
64,252,834	135,692,775	206,206,982	506,431,381	554,488,362	822,298,106	39,702,092

—	5,987	13,450	—	11,084	3,626	—
21,082	61,271	108,255	358,458	426,981	217,588	11,249
866	935	1,016	1,414	1,499	1,864	833
—	307,465	68,649	1,732,050	444,500	979,096	56,326
2,863	77,640	94,387	253,090	62,524	95,168	774
64,277,645	136,146,073	206,492,739	508,776,393	555,434,950	823,595,448	39,771,274

13,304	14,345	13,055	28,484	40,377	34,943	11,022
—	710,716	359,698	178,307	1,178,410	329,183	9,682
10,837,606	27,742,595	42,300,405	101,487,077	113,851,037	167,243,834	7,986,841
37,150	148,003	82,853	163,095	397,601	864,583	52,838
—	—	—	—	83,010	—	—
35,469	85,393	114,845	250,224	134,427	242,009	6,693
10,923,529	28,701,052	42,870,856	102,107,187	115,684,862	168,714,552	8,067,076

44,302,835	88,772,012	127,333,340	318,349,770	243,483,527	596,236,144	21,969,447
(3,659)	(28,425)	770,843	1,229,440	2,889,671	2,741,183	147,200

1,026,859	6,274,254	8,451,455	22,249,115	40,063,038	(18,571,809)	5,037,137

8,028,081	12,427,180	27,066,245	64,840,881	153,327,812	74,475,378	4,550,414
—	—	—	—	—	—	—
—	—	—	—	(13,960)	—	—
$53,354,116	$107,445,021	$163,621,883	$406,669,206	$439,750,088	$654,880,896	$31,704,198

6,956,066	7,911,264	8,362,157	26,356,245	20,406,152	37,227,800	2,788,137
$7.67	$13.58	$19.57	$15.43	$21.55	$17.59	$11.37

The accompanying Notes to Financial Statements are an integral part of this statement.

229

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

	Partner			Partner
	Mid Cap	Mid Cap	Mid Cap	International
	Value	Stock	Index	Stock
As of December 31, 2006	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$56,807,299	$388,549,497	$156,648,497	$1,336,235,400
Investments in securities at market value	52,845,212	349,326,596	156,829,346	1,327,630,775
Investments in affiliates at market value	10,250,198	66,946,112	39,666,151	291,292,705
Investments at Market Value	63,095,410	416,272,708	196,495,497	1,618,923,480

Cash	590	4,992	—	1,605,246(a)
Dividends and interest receivable	77,614	197,859	111,971	1,416,986
Prepaid expenses	853	1,304	1,043	2,783
Receivable for investments sold	187,711	7,016,821	73,361	264,988
Receivable for fund shares sold	71,573	273,242	5,366	831,331
Receivable for forward contracts	—	—	—	264,604
Total Assets	63,433,751	423,766,926	196,687,238	1,623,309,418

Liabilities
Accrued expenses	12,869	22,295	20,147	98,650
Payable for investments purchased	52,994	5,534,818	277,508	—
Payable upon return of collateral for securities loaned	8,384,904	54,041,178	36,458,615	279,450,401
Payable for fund shares redeemed	624	112,102	101,973	750,346
Payable for forward contracts	—	—	—	264,988
Payable for variation margin	—	—	23,203	—
Payable to affiliate	37,026	214,440	51,109	944,810
Total Liabilities	8,488,417	59,924,833	36,932,555	281,509,195

Net Assets
Capital stock (beneficial interest)	48,485,409	304,613,525	111,350,345	1,018,904,538
Accumulated undistributed net investment income/(loss)	(1,846)	3,677,805	1,692,554	13,223,523
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	173,660	27,827,552	6,919,244	26,960,423
Net unrealized appreciation/(depreciation) on:
Investments	6,288,111	27,723,211	39,847,000	282,688,080
Futures contracts	—	—	(54,460)	—
Foreign currency forward contracts	—	—	—	(384)
Foreign currency transactions	—	—	—	24,043
Total Net Assets	$54,945,334	$363,842,093	$159,754,683	$1,341,800,223

Shares of beneficial interest outstanding	4,207,676	27,124,541	10,615,508	82,209,558
Net asset value per share	$13.06	$13.41	$15.05	$16.32

(a) Includes foreign currency holdings of $1,594,063 (cost $1,600,741)

The accompanying Notes to Financial Statements are an integral part of this statement.

230

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

			Partner
Partner	Large Cap	Large Cap	Growth	Large Cap	Large Cap	Large Cap
All Cap	Growth	Growth	Stock	Value	Stock	Index
Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

$99,391,926	$2,126,636,760	$35,475,527	$94,452,316	$670,220,141	$739,320,690	$561,958,082
94,945,457	2,310,682,727	35,105,858	113,741,063	764,284,752	816,707,181	717,541,970
16,660,812	136,099,529	5,615,768	8,120,746	30,061,906	43,129,013	20,260,712
111,606,269	2,446,782,256	40,721,626	121,861,809	794,346,658	859,836,194	737,802,682

—	2,064	—	—	10,093	12,228	2,979
131,891	1,824,344	28,492	103,714	914,690	1,039,004	988,676
929	4,440	839	963	1,883	2,001	1,955
1,145,434	21,201,785	325,332	1,211,533	—	6,267,023	116,049
895	758,501	627	4,452	564,539	629,652	28,357
—	—	—	183,017	—	—	—
112,885,418	2,470,573,390	41,076,916	123,365,488	795,837,863	867,786,102	738,940,698

11,787	138,192	13,843	13,791	27,598	35,159	62,493
538,839	15,210,278	185,143	723,103	3,880,170	5,249,884	—
15,656,901	121,429,084	4,912,899	5,579,332	19,391,270	32,286,273	10,749,135
70,299	1,292,063	28,652	124,443	439,235	459,678	569,290
—	—	—	183,485	—	—	—
—	—	—	—	—	38,060	55,460
63,725	849,857	5,283	71,243	405,463	452,981	203,401
16,341,551	138,919,474	5,145,820	6,695,397	24,143,736	38,522,035	11,639,779

73,467,195	3,192,336,606	28,490,625	83,319,985	602,305,985	687,354,182	517,404,716
466,628	12,158,518	215,101	617,682	10,439,684	10,361,326	11,715,544

10,395,701	(1,192,986,704)	1,979,271	5,323,234	34,821,941	11,071,115	22,312,714

12,214,343	320,145,496	5,246,099	27,409,493	124,126,517	120,515,504	175,844,600
—	—	—	—	—	(38,060)	23,345
—	—	—	(468)	—	—	—
—	—	—	165	—	—	—
$96,543,867	$2,331,653,916	$35,931,096	$116,670,091	$771,694,127	$829,264,067	$727,300,919

8,022,790	140,120,509	3,266,986	8,916,378	57,172,981	78,654,686	28,721,860
$12.03	$16.64	$11.00	$13.08	$13.50	$10.54	$25.32

The accompanying Notes to Financial Statements are an integral part of this statement.

231

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

	Real Estate			Diversified
	Securities	Balanced	High Yield	Income Plus
As of December 31, 2006	Portfolio	Portfolio	Portfolio	Portfolio

Assets
Investments at cost	$295,646,277	$566,172,398	$961,683,059	$129,520,759
Investments in securities at market value	358,482,918	606,335,314	814,510,095	105,076,210
Investments in affiliates at market value	49,277,927	61,843,816	163,958,160	29,618,165
Investments at Market Value	407,760,845	668,179,130	978,468,255	134,694,375

Cash	7,869	5,249	—	99,640
Dividends and interest receivable	2,010,722	2,088,491	15,551,386	970,425
Prepaid expenses	1,316	1,730	2,159	923
Receivable for investments sold	994,157	60,562	3,236,625	—
Receivable for fund shares sold	159,297	10,007	327,776	116,931
Swap agreements, at value	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	410,934,206	670,345,169	997,586,201	135,882,294

Liabilities
Accrued expenses	17,723	59,865	35,553	15,654
Payable for investments purchased	8,105,823	57,503,922	—	248,674
Payable upon return of collateral for securities loaned	34,600,966	46,167,724	149,475,075	27,461,710
Payable for fund shares redeemed	68,538	278,496	748,842	44,126
Payable for variation margin	—	37,800	—	2,085
Payable to affiliate	252,740	167,546	305,709	37,755
Mortgage dollar roll deferred revenue	—	571	—	—
Total Liabilities	43,045,790	104,215,924	150,565,179	27,810,004

Net Assets
Capital stock (beneficial interest)	231,048,485	466,106,743	1,726,555,879	110,704,104
Accumulated undistributed net investment income/(loss)	4,733,136	16,326,277	2,827,608	2,613,145
Accumulated undistributed net realized gain/(loss) on
investments and foreign currency transactions	19,992,227	(18,345,017)	(899,147,661)	(10,449,444)
Net unrealized appreciation/(depreciation) on:
Investments	112,114,568	102,006,732	16,785,196	5,173,616
Futures contracts	—	34,510	—	30,869
Swap agreements	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$367,888,416	$566,129,245	$847,021,022	$108,072,290

Shares of beneficial interest outstanding	16,042,084	33,752,915	165,895,914	15,040,123
Net asset value per share	$22.93	$16.77	$5.11	$7.19

The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

		Limited	Mortgage	Money
Income	Bond Index	Maturity	Securities	Market
Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

$1,357,013,758	$370,131,761	$762,181,330	$105,086,514	$589,042,225
1,214,240,449	308,341,901	686,025,469	105,262,390	589,042,225
149,241,404	62,200,627	74,027,421	827	—
1,363,481,853	370,542,528	760,052,890	105,263,217	589,042,225

6,267	10,081	5,079	2,205	4,413
10,392,391	1,909,266	4,816,259	100,077	808,535
2,444	1,183	1,723	879	1,630
15	15	—	—	—
699,766	3,361	607,401	319	3,788,549
146,250	—	84,960	—	—
23,456	—	—	—	—
1,374,752,442	372,466,434	765,568,312	105,366,697	593,645,352

43,602	24,669	23,740	10,858	24,486
157,287,734	80,788,469	40,984,320	47,466,289	—
134,989,608	53,523,613	58,586,645	—	—
285,209	240,544	115,096	23,196	2,876,670
—	—	2,395	—	—
383,063	74,616	228,353	26,238	161,223
781	1,234	—	224	—
292,989,997	134,653,145	99,940,549	47,526,805	3,062,379

1,087,363,671	243,067,356	671,138,002	59,551,225	590,419,710
654,492	40,606	192,134	14,696	163,263

(12,930,030)	(5,705,440)	(3,642,565)	(1,902,732)	—

6,468,095	410,767	(2,128,440)	176,703	—
178,558	—	58,725	—	—
28,330	—	10,310	—	—
(671)	—	(403)	—	—
$1,081,762,445	$237,813,289	$665,627,763	$57,839,892	$590,582,973

109,298,306	23,264,162	67,097,540	5,954,435	590,419,710
$9.90	$10.22	$9.92	$9.71	$1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

233

Thrivent Series Fund, Inc.

Statement of Operations

		Moderately		Moderately
	Aggressive	Aggressive	Moderate	Conservative
	Allocation	Allocation	Allocation	Allocation
For the Year Ended December 31, 2006	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$—	$—	$—	$—
Taxable interest	—	—	—	—
Income from securities loaned	—	—	—	—
Income from affiliated investments	1,964,677	10,616,100	18,942,249	9,001,978
Foreign dividend tax withholding	—	—	—	—
Total Investment Income	1,964,677	10,616,100	18,942,249	9,001,978

Expenses
Adviser fees	319,763	931,560	1,120,916	437,874
Sub-Adviser fees	—	—	—	—
Accounting and pricing fees	14,004	15,996	15,996	15,996
Administrative service fees	63,953	195,971	240,004	87,575
Audit and legal fees	16,267	16,267	16,267	16,267
Custody fees	4,451	4,451	4,451	4,451
Insurance expenses	4,183	6,002	6,226	4,593
Printing and postage expenses	1,009	2,919	3,845	1,350
Directors’ fees	3,120	3,120	3,120	3,120
Other expenses	4,914	5,284	5,353	5,048
Total Expenses Before Reimbursement	431,664	1,181,570	1,416,178	576,274

Less:
Reimbursement from adviser	(343,269)	(856,183)	(787,847)	(150,819)
Custody earnings credit	—	—	—	—
Total Net Expenses	88,395	325,387	628,331	425,455

Net Investment Income/(Loss)	1,876,282	10,290,713	18,313,918	8,576,523

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	472,927	2,107,242	4,194,101	2,072,132
Distributions of realized capital gains from
affiliated investments	1,885,375	5,090,802	7,157,572	2,072,722
Written option contracts	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	23,353,619	67,274,310	63,964,841	15,565,217
Futures contracts	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	25,711,921	74,472,354	75,316,514	19,710,071

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$27,588,203	$84,763,067	$93,630,432	$28,286,594

The accompanying Notes to Financial Statements are an integral part of this statement.

234

Thrivent Series Fund, Inc.

Statement of Operations – continued

	Partner	Partner	Small Cap	Small Cap	Mid Cap	Mid Cap
Technology	Small Cap	Small Cap	Stock	Index	Growth	Growth
Portfolio Growth	Portfolio Value	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio II

$258,834	$237,744	$1,520,970	$2,570,616	$4,466,739	$4,462,619	$222,351
7,166	93,835	60,037	583,474	131,533	533,172	876
32,526	88,662	71,603	227,696	267,544	447,954	22,450
73,734	98,699	279,421	584,030	211,165	568,747	43,385
(9,286)	—	—	(2,716)	(1,824)	(2,366)	(119)
362,974	518,940	1,932,031	3,963,100	5,075,157	6,010,126	288,943

418,285	387,535	279,098	2,531,226	1,510,816	2,827,542	314,638
—	525,534	837,294	—	—	—	—
17,596	13,961	15,606	27,803	48,216	67,648	14,662
16,731	27,392	41,865	112,210	138,604	212,066	10,488
15,017	15,017	15,017	18,949	21,156	24,786	15,017
13,884	34,911	18,509	54,538	53,588	35,564	20,412
3,924	4,021	4,399	5,959	7,526	9,641	3,755
469	1,084	758	1,979	2,622	3,466	562
3,374	3,198	6,475	12,494	16,897	22,172	3,185
5,800	5,613	5,787	6,813	8,262	9,803	5,710
495,080	1,018,266	1,224,808	2,771,971	1,807,687	3,212,688	388,429

(6,247)	(113,245)	(23,278)	(49,075)	(14,683)	(47,832)	(252,260)
(14)	(119)	(807)	(404)	(5,798)	(258)	(30)
488,819	904,902	1,200,723	2,722,492	1,787,206	3,164,598	136,139

(125,845)	(385,962)	731,308	1,240,608	3,287,951	2,845,528	152,804

1,226,671	6,930,764	8,563,335	21,926,259	42,948,546	118,155,298	5,085,536
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	148,119	6,492
—	—	—	1,127,068	(25,970)	—	—

548,896	3,145,234	16,810,900	17,873,645	17,537,840	(63,202,347)	(2,323,447)
—	—	—	—	—	—	—
—	—	—	—	49,285	—	—

1,775,567	10,075,998	25,374,235	40,926,972	60,509,701	55,101,070	2,768,581

$1,649,722	$9,690,036	$26,105,543	$42,167,580	$63,797,652	$57,946,598	$2,921,385

The accompanying Notes to Financial Statements are an integral part of this statement.

235

Thrivent Series Fund, Inc.

Statement of Operations – continued

	Partner	Mid Cap	Mid Cap	Partner
	Mid Cap Value	Stock	Index	International
For the Year Ended December 31, 2006	Portfolio	Portfolio	Portfolio	Stock Portfolio

Investment Income
Dividends	$714,106	$5,010,546	$2,397,877	$27,629,913
Taxable interest	38,343	289,909	14,216	1,498,697
Income from securities loaned	6,467	108,990	41,801	872,313
Income from affiliated investments	65,104	580,804	106,638	593,535
Foreign dividend tax withholding	(108)	(3,926)	—	(2,336,031)
Total Investment Income	823,912	5,986,323	2,560,532	28,258,427

Expenses
Adviser fees	100,721	2,057,517	585,174	4,233,704
Sub-Adviser fees	203,661	—	—	5,341,189
Accounting and pricing fees	15,178	16,998	24,232	109,550
Administrative service fees	12,175	90,347	50,158	352,996
Audit and legal fees	17,597	15,017	15,017	29,240
Custody fees	34,032	43,241	29,292	367,735
Insurance expenses	3,620	5,275	4,860	11,962
Printing and postage expenses	347	1,556	1,062	6,006
Directors’ fees	3,120	10,333	7,784	32,490
Other expenses	5,374	6,590	6,284	9,870
Total Expenses Before Reimbursement	395,825	2,246,874	723,863	10,494,742

Less:
Reimbursement from adviser	(5,260)	(48,780)	(7,833)	(49,633)
Custody earnings credit	(67)	(125)	(922)	(457)
Total Net Expenses	390,498	2,197,969	715,108	10,444,652

Net Investment Income/(Loss)	433,414	3,788,354	1,845,424	17,813,775

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	658,908	27,891,869	8,814,852	101,356,430
Written option contracts	—	—	—	—
Futures contracts	—	—	80,501	—
Foreign currency transactions	—	—	—	(175,402)
Change in net unrealized appreciation/(depreciation) on:
Investments	5,148,722	5,640,390	4,866,436	111,812,792
Written option contracts	—	—	—	—
Futures contracts	—	—	(44,436)	—
Foreign currency forward contracts	—	—	—	836
Foreign currency transactions	—	—	—	5,157

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	5,807,630	33,532,259	13,717,353	212,999,813

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$6,241,044	$37,320,613	$15,562,777	$230,813,588

The accompanying Notes to Financial Statements are an integral part of this statement.

236

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner	Large Cap	Large Cap	Partner	Large Cap	Large Cap	Large Cap
All Cap	Growth	Growth	Growth Stock	Value	Stock	Index
Portfolio	Portfolio	Portfolio II	Portfolio	Portfolio	Portfolio	Portfolio

$1,155,980	$20,977,178	$348,537	$1,400,863	$12,744,963	$12,805,109	$14,042,757
—	1,153,549	—	59	1,334,007	1,772,342	226,530
26,365	186,540	4,113	44,919	38,781	34,993	38,235
58,313	516,104	19,741	123,994	576,429	596,082	196,680
—	(141,686)	(2,417)	(34,288)	(36,128)	(28,785)	—
1,240,658	22,691,685	369,974	1,535,547	14,658,052	15,179,741	14,504,202

318,688	9,237,712	306,993	458,135	3,839,737	4,483,181	2,232,121
546,322	—	—	458,135	—	—	—
17,311	202,288	16,279	22,571	46,464	37,193	75,219
27,316	692,828	11,512	34,360	191,987	214,340	222,854
15,017	46,080	15,017	15,017	21,824	22,996	25,414
21,767	72,329	32,312	29,051	26,292	56,916	66,059
4,117	23,212	3,789	4,438	7,827	8,583	10,204
811	10,339	576	731	3,116	3,513	3,837
3,205	66,377	3,191	4,532	18,506	20,932	26,067
5,669	18,942	5,730	5,864	8,129	8,561	10,068
960,223	10,370,107	395,399	1,032,834	4,163,882	4,856,215	2,671,843

(187,141)	(42,447)	(243,500)	(125,143)	(48,392)	(49,891)	(12,154)
(2)	(917)	(12)	(140)	(343)	(851)	(553)
773,080	10,326,743	151,887	907,551	4,115,147	4,805,473	2,659,136

467,578	12,364,942	218,087	627,996	10,542,905	10,374,268	11,845,066

13,995,068	129,262,855	2,239,445	6,111,401	36,325,437	13,803,001	59,003,051
—	1,538,579	27,736	—	—	—	—
—	—	—	—	—	977,405	1,270,813
—	—	—	(9,056)	—	—	—

(1,545,231)	4,895,989	(66,913)	7,398,126	63,646,425	58,967,851	33,168,863
—	(40,721)	(905)	—	—	—	—
—	—	—	—	—	(38,060)	41,640
—	—	—	(97)	—	—	—
—	—	—	(22)	—	—	—

12,449,837	135,656,702	2,199,363	13,500,352	99,971,862	73,710,197	93,484,367

$12,917,415	$148,021,644	$2,417,450	$14,128,348	$110,514,767	$84,084,465	$105,329,433

The accompanying Notes to Financial Statements are an integral part of this statement.

237

Thrivent Series Fund, Inc.

Statement of Operations – continued

	Real Estate			Diversified
	Securities	Balanced	High Yield	Income Plus
For the Year Ended December 31, 2006	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income
Dividends	$6,513,765	$7,371,854	$1,562,250	$894,573
Taxable interest	77,789	10,352,231	68,702,274	5,376,022
Income from mortgage dollar rolls	—	382,657	—	3,281
Income from securities loaned	42,361	56,931	293,949	43,787
Income from affiliated investments	412,542	567,625	604,408	142,287
Foreign dividend tax withholding	(18,039)	—	—	—
Total Investment Income	7,028,418	18,731,298	71,162,881	6,459,950

Expenses
Adviser fees	2,497,764	1,933,534	3,371,229	362,635
Accounting and pricing fees	19,473	87,959	101,761	36,570
Administrative service fees	93,666	180,853	252,842	27,198
Audit and legal fees	19,468	23,665	26,530	15,180
Custody fees	15,515	78,822	23,327	18,443
Insurance expenses	5,756	9,132	10,573	4,257
Printing and postage expenses	1,511	3,316	3,685	394
Directors’ fees	10,734	22,636	25,358	3,813
Other expenses	7,273	9,444	8,380	5,477
Total Expenses Before Reimbursement	2,671,160	2,349,361	3,823,685	473,967

Less:
Reimbursement from adviser	(34,145)	(38,221)	(50,434)	(11,959)
Custody earnings credit	(3,582)	(1,733)	(10,837)	(2,531)
Total Net Expenses	2,633,433	2,309,407	3,762,414	459,477

Net Investment Income/(Loss)	4,394,985	16,421,891	67,400,467	6,000,473

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions
Net realized gains/(losses) on:
Investments	20,725,128	25,712,548	11,497,803	1,721,189
Written option contracts	—	—	—	—
Futures contracts	—	820,342	85,830	41,698
Foreign currency transactions	(32,185)	—	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	66,655,948	20,606,275	3,621,368	4,432,420
Written option contracts	—	—	—	—
Futures contracts	—	119,410	66,785	38,992
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	—

Net Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions	87,348,891	47,258,575	15,271,786	6,234,299

Net Increase/(Decrease) in Net Assets Resulting
From Operations	$91,743,876	$63,680,466	$82,672,253	$12,234,772

The accompanying Notes to Financial Statements are an integral part of this statement.

238

Thrivent Series Fund, Inc.

Statement of Operations – continued

		Limited	Mortgage	Money
Income	Bond Index	Maturity	Securities	Market
Portfolio	Portfolio	Bond Portfolio	Portfolio	Portfolio

$41,656	$—	$—	$—	$—
53,830,074	11,676,062	25,618,612	3,112,437	24,833,557
1,045,833	567,030	344,590	353,401	—
203,812	43,648	29,855	—	—
591,429	486,444	536,441	38	—
—	—	—	—	—
55,712,804	12,773,184	26,529,498	3,465,876	24,833,557

3,929,200	872,235	2,149,880	307,743	1,928,921
109,605	47,377	43,659	17,340	37,240
294,690	74,955	161,241	18,465	144,669
27,078	18,578	21,018	15,042	19,655
37,972	20,484	19,189	13,055	21,719
11,692	5,770	7,215	4,002	6,758
4,307	1,084	2,406	273	2,188
28,553	10,646	16,083	3,238	14,793
8,846	4,961	5,550	3,725	5,157
4,451,943	1,056,090	2,426,241	382,883	2,181,100

(49,572)	(35,997)	(45,041)	(4)	(482,230)
(4,068)	(1,868)	(3,360)	(877)	(4,017)
4,398,303	1,018,225	2,377,840	382,002	1,694,853

51,314,501	11,754,959	24,151,658	3,083,874	23,138,704

(9,882,895)	(3,992,644)	(1,514,323)	(1,628,788)	—
341,467	—	49,500	65,313	—
2,254,846	—	(142,359)	50,737	—
(234)	—	21	—	—
15,253	—	2,174	—	—

9,129,401	1,636,347	1,965,503	1,180,031	—
—	—	—	6,328	—
430,129	—	131,435	—	—
(671)	—	(403)	—	—
28,330	—	10,310	—	—

2,315,626	(2,356,297)	501,858	(326,379)	—

$53,630,127	$9,398,662	$24,653,516	$2,757,495	$23,138,704

The accompanying Notes to Financial Statements are an integral part of this statement.

239

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation		Moderately Aggressive
	Portfolio		Allocation Portfolio
	————————————————————		————————————————————
For the periods ended	12/31/2006 12/31/2005(a)		12/31/2006 12/31/2005(a)

Operations
Net investment income/(loss)	$1,876,282	$19,395	$10,290,713	$397,920
Net realized gains/(losses) on:
Investments	—	—	—	—
Affiliated investments	472,927	11,130	2,107,242	25,396
Distributions of realized capital gains from affiliated investments	1,885,375	—	5,090,802	—
Change in net unrealized appreciation/(depreciation) on:
Investments	—	—	—	—
Affiliated investments	23,353,619	2,911,555	67,274,310	8,220,717

Net Change in Net Assets Resulting
From Operations	27,588,203	2,942,080	84,763,067	8,644,033

Distributions to Shareholders
From net investment income	(254)	(25,700)	(8,356)	(405,319)
From net realized gains	(451)	(4,627)	—	(12,813)

Total Distributions to Shareholders	(705)	(30,327)	(8,356)	(418,132)
Capital Stock Transactions	234,228,998	68,892,166	740,970,279	229,869,581

Net Increase/(Decrease) in Net Assets	261,816,496	71,803,919	825,724,990	238,095,482

Net Assets, Beginning of Period	71,803,919	—	238,095,482	—

Net Assets, End of Period	$333,620,415	$71,803,919	$1,063,820,472	$238,095,482

	Partner Small Cap		Small Cap Stock
	Value Portfolio		Portfolio
	————————————————————		————————————————————
For the periods ended	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Operations
Net investment income/(loss)	$731,308	$474,300	$1,240,608	$494,105
Net realized gains/(losses) on:
Investments	8,563,335	4,656,089	21,926,259	21,194,950
Written option contracts	—	—	—	—
Futures contracts	—	—	1,127,068	—
Change in net unrealized appreciation/(depreciation) on:
Investments	16,810,900	48,516	17,873,645	198,871
Futures contracts	—	—	—	—

Net Change in Net Assets Resulting
From Operations	26,105,543	5,178,905	42,167,580	21,887,926

Distributions to Shareholders
From net investment income	(245,502)	(223,715)	(393,228)	(87,466)
From net realized gains	(4,957,416)	(2,489,730)	(21,622,774)	(19,430,658)

Total Distributions to Shareholders	(5,202,918)	(2,713,445)	(22,016,002)	(19,518,124)

Capital Stock Transactions	36,478,829	26,237,695	96,341,517	70,958,584

Net Increase/(Decrease) in Net Assets	57,381,454	28,703,155	116,493,095	73,328,386

Net Assets, Beginning of Period	106,240,429	77,537,274	290,176,111	216,847,725

Net Assets, End of Period	$163,621,883	$106,240,429	$406,669,206	$290,176,111

(a) For the period from April 29, 2005 (inception) to December 31, 2005

The accompanying Notes to Financial Statements are an integral part of this statement.

240

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation		Moderately Conservative		Technology		Partner Small Cap
Portfolio		Allocation Portfolio		Portfolio		Growth Portfolio
————————————————————		————————————————————		————————————————————		————————————————————
12/31/2006	12/31/2005(a)	12/31/2006	12/31/2005(a)	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$18,313,918	$1,124,894	$8,576,523	$832,609	$(125,845)	$(183,019)	$(385,962)	$(330,690)

—	—	—	—	1,226,671	1,172,191	6,930,764	259,782
4,194,101	(8,435)	2,072,132	20,312	—	—	—	—
7,157,572	—	2,072,722	—	—	—	—	—

—	—	—	—	548,896	1,244,241	3,145,234	2,532,107
63,964,841	10,293,379	15,565,217	3,006,959	—	—	—	—

93,630,432	11,409,838	28,286,594	3,859,880	1,649,722	2,233,413	9,690,036	2,461,199

(10,934)	(1,114,365)	(9,026)	(823,988)	—	(172,301)	—	—
—	—	—	(22,543)	(804,350)	—	(306,119)	(2,916,428)

(10,934)	(1,114,365)	(9,026)	(846,531)	(804,350)	(172,301)	(306,119)	(2,916,428)

849,257,149	320,863,389	259,923,468	143,719,851	(7,318,944)	1,142,980	33,314,554	11,267,534

942,876,647	331,158,862	288,201,036	146,733,200	(6,473,572)	3,204,092	42,698,471	10,812,305

331,158,862	—	146,733,200	—	59,827,688	56,623,596	64,746,550	53,934,245

$1,274,035,509	$331,158,862	$434,934,236	$146,733,200	$53,354,116	$59,827,688	$107,445,021	$64,746,550

Small Cap Index		Mid Cap Growth		Mid Cap Growth		Partner Mid Cap
Portfolio		Portfolio		Portfolio II		Value Portfolio
————————————————————		————————————————————		————————————————————		————————————————————
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005(a)

$3,287,951	$3,616,593	$2,845,528	$823,576	$152,804	$65,216	$433,414	$70,448

42,948,546	11,715,230	118,155,298	57,516,096	5,085,536	1,605,074	658,908	36,833
—	—	148,119	—	6,492	—	—	—
(25,970)	297,934	—	—	—	—	—	—

17,537,840	18,531,375	(63,202,347)	19,590,009	(2,323,447)	2,394,652	5,148,722	1,139,389
49,285	(156,666)	—	—	—	—	—	—

63,797,652	34,004,466	57,946,598	77,929,681	2,921,385	4,064,942	6,241,044	1,246,670

(3,387,052)	(3,256,063)	(776,730)	(1,399)	(63,381)	—	(412,610)	(72,384)
(12,406,769)	(26,497,977)	—	—	(398,560)	—	(496,498)	(46,297)

(15,793,821)	(29,754,040)	(776,730)	(1,399)	(461,941)	—	(909,108)	(118,681)

(81,904,164)	(16,473,178)	(149,761,729)	(115,311,967)	(8,985,118)	(4,273,584)	28,366,726	20,118,683

(33,900,333)	(12,222,752)	(92,591,861)	(37,383,685)	(6,525,674)	(208,642)	33,698,662	21,246,672

473,650,421	485,873,173	747,472,757	784,856,442	38,229,872	38,438,514	21,246,672	—

$439,750,088	$473,650,421	$654,880,896	$747,472,757	$31,704,198	$38,229,872	$54,945,334	$21,246,672

The accompanying Notes to Financial Statements are an integral part of this statement.

241

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap		Mid Cap
	Stock Portfolio		Index Portfolio
	————————————————————		————————————————————
For the periods ended	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Operations
Net investment income/(loss)	$3,788,354	$944,846	$1,845,424	$1,683,563
Net realized gains/(losses) on:
Investments	27,891,869	19,018,761	8,814,852	6,605,349
Written option contracts	—	—	—	—
Futures contracts	—	—	80,501	406,282
Foreign currency transactions	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	5,640,390	5,234,023	4,866,436	10,506,477
Written option contracts	—	—	—	—
Futures contracts	—	—	(44,436)	(26,264)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—

Net Change in Net Assets Resulting
From Operations	37,320,613	25,197,630	15,562,777	19,175,407

Distributions to Shareholders
From net investment income	(928,850)	(224,671)	(1,645,094)	(786,279)
From net realized gains	(19,188,784)	(6,384,590)	(7,254,836)	(4,476,439)

Total Distributions to Shareholders	(20,117,634)	(6,609,261)	(8,899,930)	(5,262,718)
Capital Stock Transactions	122,411,425	93,976,368	(18,440,951)	22,218,496

Net Increase/(Decrease) in Net Assets	139,614,404	112,564,737	(11,778,104)	36,131,185

Net Assets, Beginning of Period	224,227,689	111,662,952	171,532,787	135,401,602

Net Assets, End of Period	$363,842,093	$224,227,689	$159,754,683	$171,532,787

	Partner Growth Stock		Large Cap Value
	Portfolio		Portfolio
	————————————————————		————————————————————
For the periods ended	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Operations
Net investment income/(loss)	$627,996	$259,568	$10,542,905	$6,479,618
Net realized gains/(losses) on:
Investments	6,111,401	3,569,835	36,325,437	18,483,177
Futures contracts	—	—	—	—
Foreign currency transactions	(9,056)	(5,028)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	7,398,126	3,750,063	63,646,425	6,398,816
Futures contracts	—	—	—	—
Foreign currency forward contracts	(97)	(371)	—	—
Foreign currency transactions	(22)	(176)	—	—

Net Change in Net Assets Resulting
From Operations	14,128,348	7,573,891	110,514,767	31,361,611

Distributions to Shareholders
From net investment income	(237,101)	(546,637)	(6,466,754)	(4,173,929)
From net realized gains	(2,713,317)	—	(13,282,920)	—

Total Distributions to Shareholders	(2,950,418)	(546,637)	(19,749,674)	(4,173,929)
Capital Stock Transactions	(14,871,673)	5,902,909	166,400,530	136,117,912

Net Increase/(Decrease) in Net Assets	(3,693,743)	12,930,163	257,165,623	163,305,594

Net Assets, Beginning of Period	120,363,834	107,433,671	514,528,504	351,222,910

Net Assets, End of Period	$116,670,091	$120,363,834	$771,694,127	$514,528,504

The accompanying Notes to Financial Statements are an integral part of this statement.

242

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International		Partner All Cap		Large Cap		Large Cap
Stock Portfolio		Portfolio		Growth Portfolio		Growth Portfolio II
————————————————————		————————————————————		————————————————————		————————————————————
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$17,813,775	$13,292,360	$467,578	$431,746	$12,364,942	$11,773,289	$218,087	$233,612

101,356,430	13,269,876	13,995,068	6,251,067	129,262,855	104,037,829	2,239,445	990,913
—	—	—	—	1,538,579	343,534	27,736	7,282
—	—	—	—	—	—	—	—
(175,402)	(550,009)	—	—	—	—	—	—

111,812,792	96,582,431	(1,545,231)	5,502,696	4,895,989	39,153,691	(66,913)	1,656,756
—	—	—	—	(40,721)	34,026	(905)	761
—	—	—	—	—	—	—	—
836	445	—	—	—	—	—	—
5,157	(33,191)	—	—	—	—	—	—

230,813,588	122,561,912	12,917,415	12,185,509	148,021,644	155,342,369	2,417,450	2,889,324

(15,477,487)	(8,561,457)	(388,596)	(326,692)	(11,608,717)	(18,927,026)	(231,923)	(358,500)
—	—	—	—	—	—	(52,741)	—

(15,477,487)	(8,561,457)	(388,596)	(326,692)	(11,608,717)	(18,927,026)	(284,664)	(358,500)

70,562,243	220,898,499	1,813,945	10,684,657	(179,786,394)	(209,624,495)	(8,801,805)	(3,801,129)

285,898,344	334,898,954	14,342,764	22,543,474	(43,373,467)	(73,209,152)	(6,669,019)	(1,270,305)

1,055,901,879	721,002,925	82,201,103	59,657,629	2,375,027,383	2,448,236,535	42,600,115	43,870,420

$1,341,800,223	$1,055,901,879	$96,543,867	$82,201,103	$2,331,653,916	$2,375,027,383	$35,931,096	$42,600,115

Large Cap Stock		Large Cap Index		Real Estate Securities		Balanced
Portfolio		Portfolio		Portfolio		Portfolio
————————————————————		————————————————————		————————————————————		————————————————————
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$10,374,268	$4,896,988	$11,845,066	$12,557,513	$4,394,985	$4,190,633	$16,421,891	$17,882,278

13,803,001	5,642,567	59,003,051	8,678,151	20,725,128	12,932,663	25,712,548	8,885,872
977,405	—	1,270,813	179,703	—	—	820,342	394,809
—	—	—	—	(32,185)	—	—	—

58,967,851	19,094,309	33,168,863	16,366,881	66,655,948	14,163,413	20,606,275	(681,572)
(38,060)	—	41,640	(170,367)	—	—	119,410	(84,900)
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

84,084,465	29,633,864	105,329,433	37,611,881	91,743,876	31,286,709	63,680,466	26,396,487

(4,877,166)	(4,208,925)	(12,463,075)	(12,962,129)	(4,184,991)	(2,711,802)	(17,844,453)	(18,577,360)
(8,534,756)	(3,317,860)	—	—	(12,678,039)	(7,869,595)	—	—

(13,411,922)	(7,526,785)	(12,463,075)	(12,962,129)	(16,863,030)	(10,581,397)	(17,844,453)	(18,577,360)

156,175,673	137,433,644	(160,828,999)	(61,325,543)	18,396,156	78,949,765	(143,240,068)	(93,034,182)

226,848,216	159,540,723	(67,962,641)	(36,675,791)	93,277,002	99,655,077	(97,404,055)	(85,215,055)

602,415,851	442,875,128	795,263,560	831,939,351	274,611,414	174,956,337	663,533,300	748,748,355

$829,264,067	$602,415,851	$727,300,919	$795,263,560	$367,888,416	$274,611,414	$566,129,245	$663,533,300

The accompanying Notes to Financial Statements are an integral part of this statement.

243

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	High Yield		Diversified Income
	Portfolio		Plus Portfolio
	————————————————————		————————————————————
For the periods ended	12/31/2006	12/31/2005	12/31/2006	12/31/2005

Operations
Net investment income/(loss)	$67,400,467	$67,814,750	$6,000,473	$7,461,352
Net realized gains/(losses) on:
Investments	11,497,803	(9,144,449)	1,721,189	(47,888)
Written option contracts	—	—	—	—
Futures contracts	85,830	218,300	41,698	26,550
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	3,621,368	(26,082,190)	4,432,420	(3,975,263)
Written option contracts	—	—	—	—
Futures contracts	66,785	(66,785)	38,992	(8,123)
Foreign currency transactions	—	—	—	—
Swap agreements	—	—	—	—

Net Change in Net Assets Resulting
From Operations	82,672,253	32,739,626	12,234,772	3,456,628

Distributions to Shareholders
From net investment income	(67,173,264)	(67,636,452)	(3,423,713)	(7,440,927)
From net realized gains	—	—	—	—

Total Distributions to Shareholders	(67,173,264)	(67,636,452)	(3,423,713)	(7,440,927)
Capital Stock Transactions	28,876,444	(46,959,331)	5,309,199	(7,199,575)

Net Increase/(Decrease) in Net Assets	44,375,433	(81,856,157)	14,120,258	(11,183,874)

Net Assets, Beginning of Period	802,645,589	884,501,746	93,952,032	105,135,906

Net Assets, End of Period	$847,021,022	$802,645,589	$108,072,290	$93,952,032

	Money Market
	Portfolio
	————————————————————
For the periods ended	12/31/2006	12/31/2005

Operations
Net investment income/(loss)	$23,138,704	$9,487,628

Net Change in Net Assets Resulting

From Operations	23,138,704	9,487,628

Distributions to Shareholders
From net investment income	(23,015,583)	(9,447,486)

Total Distributions to Shareholders	(23,015,583)	(9,447,486)

Capital Stock Transactions	216,771,334	50,443,509

Net Increase/(Decrease) in Net Assets	216,894,455	50,483,651

Net Assets, Beginning of Period	373,688,518	323,204,867

Net Assets, End of Period	$590,582,973	$373,688,518

The accompanying Notes to Financial Statements are an integral part of this statement.

244

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Income		Bond Index		Limited Maturity		Mortgage Securities
Portfolio		Portfolio		Bond Portfolio		Portfolio
————————————————————		————————————————————		————————————————————		————————————————————
12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005	12/31/2006	12/31/2005

$51,314,501	$44,663,142	$11,754,959	$11,700,617	$24,151,658	$13,590,215	$3,083,874	$2,850,172

(9,882,895)	940,702	(3,992,644)	(884,904)	(1,514,323)	(2,892,040)	(1,628,788)	(351,300)
341,467	318,535	—	—	49,500	70,040	65,313	31,250
2,254,846	1,133,216	—	—	(142,359)	911,485	50,737	—
(234)	835	—	—	21	—	—	—
15,253	—	—	—	2,174	—	—	—

9,129,401	(25,120,872)	1,636,347	(4,817,312)	1,965,503	(4,206,515)	1,180,031	(1,229,474)
—	—	—	—	—	—	6,328	(15,234)
430,129	(309,472)	—	—	131,435	(118,748)	—	—
(671)	—	—	—	(403)	—	—	—
28,330	—	—	—	10,310	—	—	—

53,630,127	21,626,086	9,398,662	5,998,401	24,653,516	7,354,437	2,757,495	1,285,414

(51,060,201)	(44,496,261)	(11,775,809)	(11,799,656)	(23,958,814)	(13,517,827)	(3,061,441)	(2,836,623)
(5,778,101)	(3,424,439)	—	—	—	(86,840)	—	—

(56,838,302)	(47,920,700)	(11,775,809)	(11,799,656)	(23,958,814)	(13,604,667)	(3,061,441)	(2,836,623)

160,636,788	(34,431,364)	(32,167,929)	2,522,002	210,857,949	144,171,693	(8,782,181)	11,082,383

157,428,613	(60,725,978)	(34,545,076)	(3,279,253)	211,552,651	137,921,463	(9,086,127)	9,531,174

924,333,832	985,059,810	272,358,365	275,637,618	454,075,112	316,153,649	66,926,019	57,394,845

$1,081,762,445	$924,333,832	$237,813,289	$272,358,365	$665,627,763	$454,075,112	$57,839,892	$66,926,019

The accompanying Notes to Financial Statements are an integral part of this statement.

245

THRIVENT SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2006

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a Minnesota based company, is registered under the Investment Company Act of 1940. The Fund is divided into thirty-one separate series (each a “Portfolio” and, collectively, the “Portfolios”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, two hybrid portfolios, five fixed-income portfolios, and one money market portfolio. As of July 3, 2006, Thrivent High Yield Portfolio II changed its name to Thrivent Diversified Income Plus Portfolio. The assets of each Portfolio are segregated and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life; and retirement plans sponsored by Thrivent Financial.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Mutual funds are valued at their net asset value at the close of each business day.

For all Portfolios, other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost. Securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and, thereafter, valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio and the Fund’s Investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Directors. As of December 31, 2006, three securities in the High Yield Portfolio were valued in good faith by or under the direction of the Board of Directors. These securities represented 0.00% of net assets of the High Yield Portfolio.

Fair Valuation of International Securities — Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation — The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange

246

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts — In connection with purchases and sales of securities denominated in foreign currencies, all Portfolios except the Money Market Portfolio may enter into forward currency contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2006, the Partner International Stock, Partner Growth Stock, Real Estate Securities, Income and Limited Maturity Bond Portfolios engaged in this type of investment.

(D) Foreign Denominated Investments — Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes — No provision has been made for income taxes because each Portfolios’ policy is to qualify as regulated investment companies under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Portfolios to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes.

(F) Income and Expenses — Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date. For preferred stock payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

(G) Custody Earnings Credit — The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

(H) Distributions to Shareholders — Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually for all Portfolios after the close of the Portfolios’ fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for the High Yield, Income, Bond Index, Limited Maturity Bond and the Mortgage Securities Portfolios; declared daily and reinvested monthly for the Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios. As of July 1, 2006, dividends for the Diversified Income Plus Portfolio will be declared and reinvested annually.

(I) Options — All Portfolios, with the exception of the Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations.

247

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid. The writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. During the year ended December 31, 2006, the Mid Cap Growth, Mid Cap Growth II, Large Cap Growth, Large Cap Growth II, Income, Limited Maturity Bond and Mortgage Securities Portfolios engaged in this type of investment.

(J) Financial Futures Contracts — Certain Portfolios may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked as collateral for open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year ended December 31, 2006, the Small Cap Stock, Small Cap Index, Mid Cap Index, Large Cap Stock, Large Cap Index, Balanced, High Yield, Diversified Income Plus, Income, Limited Maturity Bond and Mortgage Securities Portfolios engaged in this type of investment.

(K) Credit Default Swaps — Credit default swaps involve an exchange of a fixed rate premium for protection against a decrease in value of an underlying debt instrument index, or basket of debt instruments in the event of default or bankruptcy. Under the terms of a credit default swap, one party acts as a “guarantor”, or protection seller, and receives periodic stream of payments that is a fixed percentage applied to a notional principal amount over the term of the swap from the protection buyer. In return, the protection seller agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap.

The Portfolios may be either the protection seller or the protection buyer. Periodic payments are recorded as realized gains or losses on the Statement of Operations. Swap contracts are valued daily and unrealized appreciation or depreciation is recorded. Payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the trust’s custodian, or third party, in connection with these agreements. The Portfolios, in addition to the risk of a credit event occurring, could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying debt instrument, index, or basket of debt instruments. Additionally, the Portfolio may be unable to close out its position at the same time or at the same price as if it had purchased comparable underlying instruments. The Portfolio could be at risk if the counterparty defaults on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2006, the Income Portfolio and Limited Maturity Bond Portfolio entered into credit default swaps.

(L) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon, and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolios forgo principal and interest paid on the mortgage securities sold. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(M) Securities Lending — The Fund has entered into Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company (“State Street Bank”). The Agreement authorizes State Street Bank to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates and other securities lending expenses, are

248

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

included in Income from securities loaned on the Statement of Operations. As payment for its services, State Street Bank receives a portion of the fee income and earnings on the collateral. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money. The Agreement grants and transfers to State Street Bank a lien upon collateralized assets in the possession of State Street Bank. As of December 31, 2006, all Portfolios except the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Mortgage Securities and Money Market Portfolios had securities on loan. The value of securities on loan are as follows:

Securities
Portfolio	on Loan

Technology	$ 10,503,785
Partner Small Cap Growth	26,838,444
Partner Small Cap Value	40,883,766
Small Cap Stock	98,131,913
Small Cap Index	109,847,303
Mid Cap Growth	161,914,643
Mid Cap Growth II	7,744,890
Partner Mid Cap Value	8,154,475
Mid Cap Stock	52,582,987
Mid Cap Index	35,261,130
Partner International Stock	266,830,709
Partner All Cap	15,198,066
Large Cap Growth	117,935,957
Large Cap Growth II	4,772,829
Partner Growth Stock	5,374,493
Large Cap Value	18,813,689
Large Cap Stock	31,264,212
Large Cap Index	10,404,739
Real Estate Securities	33,899,014
Balanced	44,556,596
High Yield	143,825,554
Diversified Income Plus	26,539,312
Income	130,222,802
Bond Index	51,534,231
Limited Maturity Bond	56,521,358

(N) When-Issued and Delayed Delivery Transactions

— Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities — Certain portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(P) Repurchase Agreements — Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser Thrivent Financial (or a subadviser) to be creditworthy.

(Q) Equity-Linked Structured Securities — Certain funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities.

249

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(2) SIGNIFICANT ACCOUNTING POLICIES — continued

The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors.

(R) Credit Risk — The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies — Thrivent High Yield Portfolio received a dividend in the amount of $59,063 from Global Crossings within 90 days of Global Crossings’ filing for bankruptcy. A preference action has been filed and it is possible that the Portfolio will be required to surrender the dividend back to the bankruptcy estate. This loss contingency has not been accrued as a liability because the amount to be surrendered can not be reasonably estimated.

(U) Unfunded Loan Commitments — The following Portfolios entered into a loan commitment with Freeport-McMoRan Copper & Gold, Inc. Initial maturity of the loan commitment is one year from closing. After initial maturity, the loan commitment may be converted into exchange notes. The coupon rate will be determined at time of settlement. The Portfolios are obligated to fund these loan commitments at the borrower’s discretion upon shareholders’ approval of the merger between Freeport-McMoRan Copper & Gold and Phelps Dodge. A commitment fee is paid to the Portfolios at the close of the loan commitment.

Fund	Loan Commitment

High Yield Portfolio	$7,980,000
Diversified Income Plus Portfolio	420,000

These commitments expire on August 31, 2007.

(V) Recent Accounting Pronouncements — In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 — Accounting for Uncertainty in Income Taxes (FIN 48), that requires additional tax disclosures and the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions in any open tax years that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FIN 48 will have on the Fund’s financial statements. Effective December 26, 2006, the U.S. Securities and Exchange Commission has extended required implementation of FIN 48 until June 29, 2007, for mutual funds.

Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

(W) Other — For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees — Each Portfolio pays Thrivent Financial, the Fund’s investment adviser, a fee for its advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets were as follows:

Advisory Fees
Aggressive Allocation Portfolio
First $500 million	0.15%
Over $500 million	0.125%

Moderately Aggressive Allocation Portfolio
First $500 million	0.15%
Over $500 million	0.125%

250

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

Advisory Fees

Moderate Allocation Portfolio
First $500 million	0.15%
Over $500 million	0.125%

Moderately Conservative Allocation Portfolio
First $500 million	0.15%
Over $500 million	0.125%

Technology Portfolio	0.75%

Partner Small Cap Growth Portfolio
First $500 million	1.00%
Over $500 million	0.90%

Partner Small Cap Value Portfolio	0.80%

Small Cap Stock Portfolio
First $200 million	0.70%
Next $800 million	0.65%
Next $1.5 billion	0.60%
Next $2.5 billion	0.55%
Over $5 billion	0.525%

Small Cap Index Portfolio
First $250 million	0.35%
Next $250 million	0.30%
Next $500 million	0.25%
Next $500 million	0.20%
Next $500 million	0.15%
Over $2 billion	0.10%

Mid Cap Growth Portfolio	0.40%

Mid Cap Growth II Portfolio
First $500 million	0.90%
Over $500 million	0.80%

Partner Mid Cap Value Portfolio
First $250 million	0.75%
Over $250 million	0.70%

Mid Cap Stock Portfolio
First $200 million	0.70%
Next $800 million	0.65%
Next $1.5 billion	0.60%
Next $2.5 billion	0.55%
Over $5 billion	0.525%

Mid Cap Index Portfolio
First $250 million	0.35%
Next $250 million	0.30%
Next $500 million	0.25%
Next $500 million	0.20%
Next $500 million	0.15%
Over $2 billion	0.10%

Advisory Fees

Partner International Stock Portfolio
First $500 million	0.85%
Next $500 million	0.80%
Over $1 billion	0.75%

Partner All Cap Portfolio
First $500 million	0.95%
Over $500 million	0.90%

Large Cap Growth Portfolio	0.40%

Large Cap Growth Portfolio II
First $500 million	0.80%
Over $500 million	0.70%

Partner Growth Stock Portfolio
First $500 million	0.80%
Over $500 million	0.70%

Large Cap Value Portfolio	0.60%

Large Cap Stock Portfolio
First $500 million	0.65%
Next $500 million	0.575%
Next $1.5 billion	0.475%
Next $2.5 billion	0.45%
Over $5 billion	0.425%

Large Cap Index Portfolio
First $250 million	0.35%
Next $250 million	0.30%
Next $500 million	0.25%
Next $500 million	0.20%
Next $500 million	0.15%
Over $2 billion	0.10%

Real Estate Securities Portfolio
First $500 million	0.80%
Over $500 million	0.75%

Balanced Portfolio
First $250 million	0.35%
Over $250 million	0.30%
High Yield Portfolio	0.40%

Diversified Income Plus Portfolio	0.40%

Income Portfolio	0.40%

Bond Index Portfolio

First $250 million	0.35%
Next $250 million	0.30%
Next $500 million	0.25%
Next $500 million	0.20%
Next $500 million	0.15%
Over $2 billion	0.10%

Limited Maturity Bond Portfolio	0.40%

251

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(3) FEES AND COMPENSATION PAID TO
AFFILIATES — continued

Advisory Fees

Mortgage Securities Portfolio	0.50%

Money Market Portfolio	0.40%

The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

The Adviser has entered into subadvisory agreements with Turner Investment Partners, Inc. (“Turner”) and Transamerica Investment Management, LLC (“Transamerica”) for the performance of subadvisory services for the Partner Small Cap Growth Portfolio. The fee payable is equal to 0.65% and 0.50% of average daily net assets subadvised by Turner and Transamerica, respectively.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Small Cap Value Portfolio. The fee payable is equal to 0.60% of average daily net assets.

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“Goldman Sachs”) for the performance of subadvisory services for the Partner Mid Cap Value Portfolio. The fee payable is equal to 0.50% of average daily net assets for the first $250 million and 0.45% for assets over $250 million. Thrivent Partner Mid Cap Value Fund will be included in determining breakpoints for the assets managed by Goldman Sachs.

The Adviser has entered into a subadvisory agreement with Mercator Asset Management, LP (“Mercator”) and T. Rowe Price International, Inc. (“Price International”) for the performance of subadvisory services for the Partner International Stock Portfolio. The fee payable is equal to 0.47% of average daily net assets subadvised by Mercator. As of June 1, 2006, Mercator has agreed to temporarily waive, through at least December 31, 2006, subadviser fees equal in aggregate to 0.02% of average daily net assets. Effective January 1, 2007, the fee payable will be equal to 0.45% of the average daily net assets subadvised by Mercator. For assets subadvised by Price International, the fee payable is equal to 0.75% of the first $20 million, 0.60% of the next $30 million, and 0.50% of the next $150 million of average daily net assets, with the fee for all of the assets subadvised by Price International 0.50% and 0.45% when assets exceed $200 million and $500 million, respectively. Thrivent Partner International Stock Fund will be included in determining breakpoints for the assets managed by Price International.

The Adviser has entered into a subadvisory agreement with Fidelity Management & Research Company (“FMR”) for the performance of subadvisory services for the Partner All Cap Portfolio. FMR is a wholly owned subsidiary of Fidelity Management & Research Corporation (“FMR Corp”) The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million. As of November 13, 2006, Pyramis Global Advisors, LLC (“Pyramis Advisors”), a wholly owned subsidiary of FMR Corp., replaced FMR as the subadviser to the Portfolio. The subadvisory fee will not change and no material changes in investment style, philosophy or strategy for the Portfolio will result from this change.

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services for the Partner Growth Stock Portfolio. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Each equity, hybrid and fixed income Portfolio may invest in the Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2006, all the Portfolios invested in the Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the smaller of the amount of the advisory fee for that Portfolio or the amount of the advisory fee which is charged to the Portfolio for its investment in the Money Market Portfolio.

The Adviser has voluntarily agreed to temporarily reimburse expenses in excess of each Portfolio’s advisory fees for the following Portfolios: Partner Small Cap Growth Portfolio, Mid Cap Growth Portfolio II and Large Cap Growth Portfolio II. This voluntary reimbursement was discontinued beginning January 1, 2007. Additionally, the following voluntary expense reimbursements of average daily net assets were in effect: Mid Cap Growth Portfolio II, 0.50%; Partner All Cap Portfolio, 0.20%; Large Cap Growth Portfolio II, 0.40%; Partner Growth Stock Portfolio and Money Market Portfolio, 0.10% . Effective January 1, 2007, the Adviser has voluntarily agreed to temporarily reimburse advisory fees by 0.10% for Partner Small Cap Growth Portfolio. These voluntary waivers of expenses to any Portfolio may be modified or discontinued at any time by the Adviser.

252

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

The Adviser has voluntarily agreed to temporarily reimburse certain expenses associated with operating the Portfolio in order to limit expenses to 1.08% of average daily net assets of Partner Mid Cap Value Portfolio. This voluntary expense reimbursement may be discontinued at any time.

The Adviser has contractually agreed, through at least April 30, 2007, to limit expenses to 0.03% of average daily net assets for Aggressive Allocation Portfolio; 0.04% of average daily net assets for Moderately Aggressive Allocation Portfolio; 0.07% of average daily net assets for Moderate Allocation Portfolio; and 0.14% of average daily net assets for Moderately Conservative Allocation Portfolio.

(B) Other Expenses — The Fund has entered into an agreement with the Adviser to provide accounting personnel and services. For the year ended December 31, 2006, Thrivent Financial received aggregate fees for accounting personnel and services of $1,188,996 from the Fund.

The Fund has entered into an agreement with the adviser to provide certain administrative personnel and services. For the year ended December 31, 2006, Thrivent Financial received aggregate fees for administrative personnel and services of $4,296,310 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Portfolios. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Thrivent Mutual Funds. The deferred fees remain in the appropriate Portfolio until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $200,165 in fees from the Fund for the year ended December 31, 2006. No remuneration has been paid by the Fund to any of the officers or affiliated Directors of the Fund. In addition, the Fund reimbursed unaffiliated Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Portfolios are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Portfolios.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

	Accumulated	Accumulated
	Net Investment	Net Realized
Portfolio	Income/(Loss)	Gain/(Loss)	Capital Stock

Aggressive Allocation	$ 650,152	$ (650,152)	$ —
Moderately Aggressive
Allocation	1,707,265	(1,707,265)	—
Moderate Allocation	2,159,391	(2,159,391)	—
Moderately Conservative
Allocation	648,452	(648,452)	—
Technology	124,150	—	(124,150)
Partner Small Cap Growth 358,443		(294,732)	(63,711)
Partner Small Cap Value	(101,129)	101,129	—
Small Cap Stock	(42,611)	42,611	—
Small Cap Index	(384,661)	384,661	—
Mid Cap Growth	(90,383)	92,199	(1,816)
Mid Cap Growth II	(4,516)	4,607	(91)
Partner Mid Cap Value	(22,245)	22,245	—
Mid Cap Stock	(107,364)	107,364	—
Mid Cap Index	(149,605)	149,605	—
Partner International
Stock	(127,772)	127,772	—
Large Cap Growth	(134,109)	147,431	(13,322)
Large Cap Growth II	(2,220)	2,477	(257)
Partner Growth Stock	(9,056)	9,056	—
Large Cap Value	(98,373)	98,373	—
Large Cap Stock	(5,049)	5,049	—
Large Cap Index	(102,812)	102,812	—
Real Estate Securities	332,301	(332,301)	—
Balanced	(69,458)	69,458	—
High Yield	126,741	4,409,760	(4,536,501)
Diversified Income Plus	(5,209)	5,209	—
Income	50,202	(50,202)	—
Bond Index	20,067	(20,067)	—
Limited Maturity Bond	(79,801)	79,801	—
Mortgage Securities	(16,350)	16,350	—

253

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(4) TAX INFORMATION — continued

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
Portfolio	Income	Capital Gain

Aggressive Allocation	$ 2,926,982	$ 1,309,043
Moderately Aggressive
Allocation	13,819,491	3,676,067
Moderate Allocation	23,641,224	6,027,228
Moderately Conservative
Allocation	10,511,324	2,211,661
Technology	—	1,732,497
Partner Small Cap Growth	—	6,939,454
Partner Small Cap Value	2,987,022	6,366,737
Small Cap Stock	1,916,882	23,591,810
Small Cap Index	3,345,666	42,879,363
Mid Cap Growth	9,962,414	19,604,823
Mid Cap Growth II	949,531	4,318,459
Partner Mid Cap Value	281,422	59,219
Mid Cap Stock	19,337,024	12,996,350
Mid Cap Index	1,729,001	8,899,794
Partner International Stock	20,042,187	47,175,501
Partner All Cap	1,219,443	9,732,926
Large Cap Growth	12,263,627	—
Large Cap Growth II	1,017,651	1,294,415
Partner Growth Stock	1,291,652	5,224,637
Large Cap Value	19,541,141	27,153,857
Large Cap Stock	11,793,259	13,913,021
Large Cap Index	11,756,613	28,073,613
Real Estate Securities	9,496,445	15,791,775
Balanced	16,365,209	—
High Yield	3,818,490	—
Diversified Income Plus	2,651,827	—
Income	707,823	—
Bond Index	54,008	—
Limited Maturity Bond	213,676	—
Mortgage Securities	17,405	—
Money Market	175,222	—

At December 31, 2006, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

	Capital Loss	Expiration
Portfolio	Carryover	Year

Mid Cap Growth	$ 34,237,192	2009

	10,809,135	2010
	——————————
	$ 45,046,327
	=================

Partner International Stock	$ 14,818,217	2009

	2,858,197	2010
	——————————
	$ 17,676,414
	=================

	Capital Loss	Expiration
Portfolio	Carryover	Year

Large Cap Growth	$ 80,331,729	2009
	893,502,496	2010
	198,356,425	2011
	——————————
	$1,172,190,650
	=================
Balanced	$ 5,849,309	2011
	=================
High Yield	$ 597,597	2007
	14,056,111	2008
	288,927,133	2009
	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	——————————
	$ 894,926,563
	=================
Diversified Income Plus	$ 4,098,987	2008
	3,470,883	2009
	2,850,377	2010
	——————————
	$ 10,420,247
	=================
Income	$ 9,528,235	2014
	=================
Bond Index	$ 440,902	2012
	800,730	2013
	4,157,673	2014
	——————————
	$ 5,399,305
	=================
Limited Maturity Bond	$ 2,108,299	2013
	1,181,750	2014
	——————————
	$ 3,290,049
	=================
Mortgage Securities	$ 91,230	2012
	192,822	2013
	1,618,680	2014
	——————————
	$ 1,902,732
	=================

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryovers were utilized during 2006: Moderate Allocation Portfolio, $1,475; Mid Cap Growth Portfolio, $90,581,406; Partner International Stock Portfolio, $54,399,213; Partner All Cap Portfolio, $3,532,050; Large Cap Growth Portfolio, $109,485,637; Large Cap Index Portfolio, $33,159,304; Balanced Portfolio, $17,924,905; Diversified Income Plus Portfolio, $1,739,317. In addition, the following capital loss carryover expired during 2006: High Yield Portfolio, $4,536,501.

254

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

The following Portfolios deferred, on a tax basis, the following post-October 2006 losses:

Post-October
Portfolio	Loss

Technology	$ 172,060
Partner International Stock	25,934
Real Estate Securities	23,053
Partner Growth Stock	630

Post-October
Portfolio	Loss

High Yield	$4,066,109
Bond Index	194,702
Limited Maturity Bond	320,237

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2006	2005	2006	2005

Aggressive Allocation	$ 705	$ 30,327	$ —	$ —
Moderately Aggressive Allocation	8,356	418,132	—	—
Moderate Allocation	10,934	1,114,365	—	—
Moderately Conservative Allocation	9,026	846,531	—	—
Technology	—	172,301	804,350	—
Partner Small Cap Growth	—	—	306,119	2,916,428
Partner Small Cap Value	3,741,037	2,294,679	1,461,881	418,766
Small Cap Stock	3,402,486	7,279,059	18,613,516	12,239,065
Small Cap Index	3,554,066	3,429,846	12,239,755	26,324,194
Mid Cap Growth	776,730	1,399	—	—
Mid Cap Growth II	63,381	—	398,560	—
Partner Mid Cap Value	602,855	118,681	306,253	—
Mid Cap Stock	9,146,311	3,392,028	10,971,323	3,217,233
Mid Cap Index	2,715,183	2,085,948	6,184,747	3,176,770
Partner International Stock	15,477,487	8,561,457	—	—
Partner All Cap	388,596	326,692	—	—
Large Cap Growth	11,608,717	18,927,026	—	—
Large Cap Growth II	231,923	358,500	52,741	—
Partner Growth Stock	440,010	546,637	2,510,408	—
Large Cap Value	7,201,349	4,173,929	12,548,325	—
Large Cap Stock	9,388,410	4,208,925	4,023,512	3,317,860
Large Cap Index	12,463,075	12,962,129	—	—
Real Estate Securities	10,947,027	9,317,770	5,916,003	1,263,627
Balanced	17,844,453	18,577,360	—	—
High Yield	67,173,264	67,636,452	—	—
Diversified Income Plus	3,423,713	7,440,927	—	—
Income	52,955,037	45,478,662	3,883,265	2,442,038
Bond Index	11,775,809	11,799,656	—	—
Limited Maturity Bond	23,958,814	13,517,827	—	86,840
Mortgage Securities	3,061,441	2,836,623	—	—
Money Market	23,015,583	9,447,486	—	—

255

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2006, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands

Portfolio	Purchases	Sales

Aggressive Allocation	$ 251,786	$ 15,750
Moderately Aggressive Allocation	827,876	85,944
Moderate Allocation	936,545	141,522
Moderately Conservative Allocation	284,863	50,897
Technology	72,121	78,828
Partner Small Cap Growth	131,316	99,633
Partner Small Cap Value	64,264	32,996
Small Cap Stock	412,408	329,812
Small Cap Index	62,009	158,917
Mid Cap Growth	1,018,402	1,160,153
Mid Cap Growth II	50,084	58,978
Partner Mid Cap Value	48,074	22,186
Mid Cap Stock	623,829	525,359
Mid Cap Index	18,221	44,287
Partner International Stock	641,448	565,879
Partner All Cap	147,134	145,001
Large Cap Growth	3,220,466	3,458,362
Large Cap Growth II	50,333	59,821
Partner Growth Stock	43,965	60,481
Large Cap Value	425,305	261,511
Large Cap Stock	660,997	517,573
Large Cap Index	49,637	223,591
Real Estate Securities	212,369	208,498
Balanced	71,541	191,337
High Yield	559,880	529,541
Diversified Income Plus	141,062	134,622
Income	834,857	803,701
Bond Index	54,549	57,279
Limited Maturity Bond	326,934	164,198
Mortgage Securities	15,359	25,853

Purchases and Sales of U.S. Government Securities were:

	In thousands

Portfolio	Purchases	Sales

Balanced	$ 732,696	$ 759,577
Diversified Income Plus	13,940	12,897
Income	2,369,788	2,292,414
Bond Index	993,593	1,020,770
Limited Maturity Bond	586,368	597,149
Mortgage Securities	657,866	661,697

(B) Investments in Restricted Securities — The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. For the High Yield Portfolio, the aggregate value of restricted securities was $16 at December 31, 2006, which represented 0.00% of net assets. The Portfolio has no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities — The High Yield Portfolio invests primarily in high-yielding fixed-income securities. Each of the other Portfolios, except the Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts — The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts — The number of contracts and premium amounts associated with call option contracts written during the year ended December 31, 2006, were as follows:

	Large Cap Growth
	———————————————————————————
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at December 31, 2005	2,025	$ 93,596
Opened	29,516	3,554,159
Closed	(22,245)	(2,975,234)
Expired	(7,578)	(512,353)
Exercised	(1,718)	(160,168)
	—————————	—————————
Balance at December 31, 2006	—	$ —
	===============	===============

256

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(5) SECURITY TRANSACTIONS — continued

Large Cap Growth II
———————————————————————————
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at December 31, 2005	45	$ 2,080
Opened	523	62,648
Closed	(397)	(52,584)
Expired	(136)	(9,015)
Exercised	(35)	(3,129)
	—————————	—————————
Balance at December 31, 2006	—	$ —
	================	================

Income
———————————————————————————
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at December 31, 2005	—	$ —
Opened	865	376,010
Closed	(865)	(376,010)
Expired	—	—
Exercised	—	—
	—————————	—————————
Balance at December 31, 2006	—	$ —
	================	================

Limited Maturity Bond
———————————————————————————
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at December 31, 2005	—	$ —
Opened	100	60,688
Closed	(100)	(60,688)
Expired	—	—
Exercised	—	—
	—————————	—————————
Balance at December 31, 2006	—	$ —
	================	================

Mortgage Securities
———————————————————————————
	Number of	Premium
	Contracts	Amount
	—————————	—————————
Balance at December 31, 2005	1	$ 10,547
Opened	17	120,352
Closed	—	—
Expired	(9)	(65,313)
Exercised	(9)	(65,586)
	—————————	—————————
Balance at December 31, 2006	—	$ —
	================	================

(6) INVESTMENTS IN AFFILIATES

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund. A summary of transactions for the year ended December 31, 2006, in the Money Market Portfolio, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Year ended
Portfolio	Additions	Reductions	December 31, 2006	December 31, 2006	December 31, 2006

Aggressive Allocation	$ 4,875,240	$ 2,913,441	3,360,767	$ 3,360,767	$ 200,262
Moderately Aggressive Allocation	23,174,892	8,742,959	21,402,935	21,402,935	925,404
Moderate Allocation	79,727,042	—	95,937,661	95,937,661	2,677,521
Moderately Conservative Allocation	35,784,982	69,707	50,185,455	50,185,455	1,410,471
Technology	16,479,952	17,804,671	670,278	670,278	73,734
Partner Small Cap Growth	29,241,375	28,007,451	1,982,338	1,982,338	98,699
Partner Small Cap Value	31,947,751	30,953,935	4,850,974	4,850,974	279,421
Small Cap Stock	28,607,345	32,942,779	6,758,348	6,758,348	584,030
Small Cap Index	58,988,527	65,496,464	337,789	337,789	211,165
Mid Cap Growth	23,295,723	18,641,612	15,615,862	15,615,862	568,747
Mid Cap Growth II	13,099,615	13,652,618	915,783	915,783	43,385
Partner Mid Cap Value	22,446,774	21,600,037	1,865,294	1,865,294	65,104
Mid Cap Stock	31,888,084	29,615,562	12,904,934	12,904,934	580,804
Mid Cap Index	27,653,747	25,810,351	3,207,536	3,207,536	106,638
Partner International Stock	18,608,846	16,964,201	11,842,304	11,842,304	593,535
Partner All Cap	38,003,006	38,400,882	1,003,911	1,003,911	58,313
Large Cap Growth	63,524,724	56,220,632	14,670,445	14,670,445	516,104
Large Cap Growth II	8,953,396	8,565,687	702,869	702,869	19,741
Partner Growth Stock	25,438,372	27,100,217	2,541,414	2,541,414	123,994
Large Cap Value	9,338,431	8,902,104	10,670,636	10,670,636	576,429

257

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(6) INVESTMENTS IN AFFILIATES — continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	Year ended
Portfolio	Additions	Reductions	December 31, 2006	December 31, 2006	December 31, 2006

Large Cap Stock	$21,661,629	$20,613,034	10,842,740	$10,842,740	$596,082
Large Cap Index	97,908,130	90,027,721	9,511,577	9,511,577	196,680
Real Estate Securities	94,632,367	90,829,774	14,676,961	14,676,961	412,542
Balanced	24,491,576	18,465,116	15,676,092	15,676,092	567,625
High Yield	22,135,331	17,866,403	14,483,085	14,483,085	604,408
Diversified Income Plus	25,011,571	25,289,362	2,156,455	2,156,455	142,287
Income	5,585,841	1,995,009	14,251,796	14,251,796	591,429
Bond Index	10,530,574	11,514,611	8,677,014	8,677,014	486,444
Limited Maturity Bond	44,644,575	40,058,712	15,440,776	15,440,776	536,441
Mortgage Securities	38	—	827	827	38
Total Value and Dividend Income				$367,144,856	$13,847,477

A summary of transactions for the year ended December 31, 2006, in the Thrivent Financial Securities Lending Trust, is as follows:

	Gross	Gross	Balance of
	Purchases and	Sales and	Shares Held at	Value
	Additions	Reductions	December 31, 2006	December 31, 2006

Technology	$ 80,440,057	$ 78,892,955	10,837,606	$ 10,837,606
Partner Small Cap Growth	35,432,171	24,407,248	27,742,595	27,742,595
Partner Small Cap Value	113,874,627	94,652,485	42,300,405	42,300,405
Small Cap Stock	252,672,638	202,049,298	101,487,077	101,487,077
Small Cap Index	102,106,547	111,607,891	113,851,037	113,851,037
Mid Cap Growth	608,394,406	550,322,526	167,243,834	167,243,834
Mid Cap Growth II	21,965,495	20,319,550	7,986,841	7,986,841
Partner Mid Cap Value	55,557,920	49,625,795	8,384,904	8,384,904
Mid Cap Stock	352,160,016	327,782,994	54,041,178	54,041,178
Mid Cap Index	132,355,462	129,126,339	36,458,615	36,458,615
Partner International Stock	927,694,219	812,528,612	279,450,401	279,450,401
Partner All Cap Growth	90,741,104	84,784,458	15,656,901	15,656,901
Large Cap Growth	1,422,157,599	1,398,231,729	121,429,084	121,429,084
Large Cap Growth II	28,484,794	25,967,095	4,912,899	4,912,899
Partner Growth Stock	65,426,216	65,676,844	5,579,332	5,579,332
Large Cap Value	334,365,455	326,677,532	19,391,270	19,391,270
Large Cap Stock	283,889,987	268,344,592	32,286,273	32,286,273
Large Cap Index	158,320,586	173,044,226	10,749,135	10,749,135
Real Estate Securities	428,425,793	413,109,991	34,600,966	34,600,966
Balanced	193,777,341	220,818,943	46,167,724	46,167,724
High Yield	491,964,680	451,424,005	149,475,075	149,475,075
Diversified Income Plus	73,300,777	60,141,197	27,461,710	27,461,710
Income	596,115,502	585,369,162	134,989,608	134,989,608
Bond Index	226,258,152	237,618,394	53,523,613	53,523,613
Limited Maturity Bond	253,004,905	251,695,450	58,586,645	58,586,645
Total Value				$1,564,594,728

258

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

A summary of transactions for the Thrivent Allocation Portfolios for the year ended December 31, 2006, in the following Thrivent Portfolios, is as follows:

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2006 -
Portfolio	Additions	Reductions	December 31, 2006	December 31, 2006	December 31, 2006

Aggressive Allocation
Partner Small Cap Growth	$17,836,894	$ —	1,603,357	$21,775,674	$ —
Partner Small Cap Value	17,345,423	132,263	1,121,314	21,940,631	16,308
Small Cap Stock	19,081,151	—	1,515,502	23,383,740	10,167
Mid Cap Growth	11,330,808	—	845,567	14,874,455	5,690
Partner Mid Cap Value	11,161,911	302,872	1,143,371	14,930,489	112,214
Mid Cap Stock	13,927,178	701,257	1,370,277	18,380,624	22,540
Partner International Stock	51,744,274	4,090,193	4,619,412	75,396,651	395,802
Large Cap Growth	49,900,290	—	3,877,781	64,527,435	117,277
Large Cap Value	16,747,621	4,346,431	1,730,186	23,353,191	103,126
Large Cap Stock	18,943,490	2,854,552	2,523,850	26,609,200	74,869
Real Estate Securities	381,399	3,106,162	12,061	276,602	3,158
High Yield	11,550,722	—	2,300,028	11,743,248	500,992
Income	6,589,409	94,920	661,251	6,544,595	213,442
Limited Maturity Bond	5,245,389	121,847	658,722	6,534,726	188,830
Money Market	4,875,240	2,913,441	3,360,767	3,360,767	200,262
Total Value and Dividend Income				$333,632,028	$1,964,677

Moderately Aggressive Allocation
Partner Small Cap Growth	27,097,901	4,188,558	2,360,448	32,057,952	—
Partner Small Cap Value	27,731,623	5,769,781	1,651,867	32,321,918	26,900
Small Cap Stock	34,066,370	—	2,761,129	42,603,388	17,634
Mid Cap Growth	22,104,920	4,485,032	1,497,522	26,343,055	11,541
Partner Mid Cap Value	22,623,339	5,999,996	2,025,361	26,447,787	198,445
Mid Cap Stock	31,089,216	5,480,613	2,780,348	37,295,028	54,180
Partner International Stock	112,032,835	23,235,867	10,146,078	165,601,251	824,894
Large Cap Growth	122,555,452	—	9,828,449	163,548,363	267,421
Large Cap Value	100,039,285	—	10,245,563	138,289,510	520,294
Large Cap Stock	112,720,514	—	14,083,091	148,479,440	360,342
Real Estate Securities	18,389,891	6,996,643	1,079,402	24,753,610	118,447
High Yield	73,591,133	15,872,090	11,525,411	58,845,235	3,310,109
Income	82,817,546	1,172,941	9,524,381	94,265,597	2,502,710
Limited Maturity Bond	41,015,962	12,742,416	5,201,250	51,597,927	1,477,779
Money Market	23,174,893	8,742,959	21,402,935	21,402,935	925,404
Total Value and Dividend Income				$1,063,852,996	$10,616,100

Moderate Allocation
Small Cap Stock	64,662,672	24,052,148	4,135,721	63,812,932	39,912
Mid Cap Stock	53,057,906	4,049,954	5,705,050	76,526,399	105,322
Partner International Stock	94,272,350	34,210,168	8,618,328	140,665,770	780,892
Large Cap Growth	118,817,395	—	10,246,657	170,507,455	298,680
Large Cap Value	77,669,788	7,624,867	8,489,650	114,589,070	505,368
Large Cap Stock	106,401,297	14,299,344	13,242,590	139,617,958	428,443
Real Estate Securities	38,359,535	17,318,922	1,949,559	44,708,654	226,196
High Yield	76,035,269	20,003,327	13,796,074	70,438,557	4,123,862
Income	182,115,150	5,148,854	20,016,589	198,110,078	5,478,019
Limited Maturity Bond	125,153,595	14,814,123	16,045,026	159,171,397	4,278,034
Money Market	79,727,042	—	95,937,661	95,937,661	2,677,521
Total Value and Dividend Income				$1,274,085,931	$18,942,249

259

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(6) INVESTMENTS IN AFFILIATES — continued

	Gross	Gross	Balance of		Dividend Income
	Purchases and	Sales and	Shares Held at	Value	January 1, 2006 -
Portfolio	Additions	Reductions	December 31, 2006	December 31, 2006	December 31, 2006

Moderately Conservative Allocation
Small Cap Stock	$ 10,854,164	$ 4,383,926	846,591	$ 13,062,638	$ 9,529
Mid Cap Stock	10,936,415	395,448	1,297,738	17,407,595	28,976
Partner International Stock	18,312,852	14,920,867	1,603,546	26,172,603	206,071
Large Cap Growth	25,906,603	2,073,701	2,459,743	40,930,857	95,317
Large Cap Value	18,557,900	6,005,940	1,930,756	26,060,381	162,538
Large Cap Stock	21,066,720	5,161,672	2,875,141	30,312,902	118,776
Real Estate Securities	12,338,274	3,840,502	671,177	15,391,894	91,449
High Yield	19,209,183	5,739,250	3,851,426	19,664,219	1,229,439
Income	39,850,304	6,058,146	5,070,398	50,183,232	1,891,875
Limited Maturity Bond	108,744,212	2,317,736	14,677,286	145,603,041	3,757,537
Money Market	35,784,982	69,707	50,185,455	50,185,455	1,410,471
Total Value and Dividend Income				$434,974,817	$9,001,978

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2006, the Portfolios engaged in purchases and sales of securities of $58,094,361 and $42,893,923, respectively.

(8) SHARES OF BENEFICIAL INTEREST

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life Insurance Company and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

	Shares	Par
Portfolio	Authorized	Value

Aggressive Allocation	125,000,000	$0.01
Moderately Aggressive Allocation	125,000,000	0.01
Moderate Allocation	125,000,000	0.01
Moderately Conservative Allocation	125,000,000	0.01
Technology	125,000,000	0.01
Partner Small Cap Growth	125,000,000	0.01
Partner Small Cap Value	125,000,000	0.01
Small Cap Stock	150,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	400,000,000	0.01
Mid Cap Growth II	125,000,000	0.01
Partner Mid Cap Value	125,000,000	0.01
Mid Cap Stock	125,000,000	0.01
Mid Cap Index	150,000,000	0.01
Partner International Stock	400,000,000	0.01
Partner All Cap	125,000,000	0.01
Large Cap Growth	1,000,000,000	0.01
Large Cap Growth II	125,000,000	0.01
Partner Growth Stock	125,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
Real Estate Securities	150,000,000	0.01
Balanced	400,000,000	0.01
High Yield	1,000,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Income	1,000,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	125,000,000	0.01
Money Market	2,000,000,000	0.01

260

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

Transactions in shares of beneficial interest were as follows:

			Portfolios
	—————————————————————————————————————————————————————————————
			Moderately Aggressive
	Aggressive Allocation (a)		Allocation (a)		Moderate Allocation (a)
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	20,190,642	$244,344,760	63,267,853	$747,345,075	74,388,680	$853,499,160

Dividends and distributions reinvested	59	705	719	8,356	967	10,934

Redeemed	(833,039)	(10,116,467)	(528,072)	(6,383,152)	(364,081)	(4,252,945)
	————————	————————	————————	————————	————————	————————

Net Change	19,357,662	$234,228,998	62,740,500	$740,970,279	74,025,566	$849,257,149
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	6,482,981	$ 71,160,066	21,393,533	$231,137,948	30,233,793	$321,025,656

Dividends and distributions reinvested	2,651	30,327	37,360	418,132	101,677	1,114,365

Redeemed	(208,910)	(2,298,227)	(157,630)	(1,686,499)	(121,260)	(1,276,632)
	————————	————————	————————	————————	————————	————————

Net Change	6,276,722	$ 68,892,166	21,273,263	$229,869,581	30,214,210	$320,863,389
	==============	==============	==============	==============	==============	==============

			Portfolios
	——————————————————————————————————————— ——————————————————————
	Moderately Conservative
	Allocation (a)		Technology		Partner Small Cap Growth
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	24,414,181	$270,558,250	1,225,212	$ 9,229,797	3,878,555	$ 50,503,375

Dividends and distributions reinvested	826	9,026	104,196	804,350	23,363	306,119

Redeemed	(959,956)	(10,643,808)	(2,321,126)	(17,353,091)	(1,337,444)	(17,494,940)
	————————	————————	————————	————————	————————	————————

Net Change	23,455,051	$259,923,468	(991,718)	$ (7,318,944)	2,564,474	$ 33,314,554
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	13,848,111	$144,806,702	1,553,366	$ 10,841,046	1,462,000	$ 16,900,724

Dividends and distributions reinvested	79,291	846,531	24,873	172,301	257,758	2,916,428

Redeemed	(184,959)	(1,933,382)	(1,407,755)	(9,870,367)	(748,162)	(8,549,618)
	————————	————————	————————	————————	————————	————————

Net Change	13,742,443	$143,719,851	170,484	$ 1,142,980	971,596	$ 11,267,534
	==============	==============	==============	==============	==============	==============

			Portfolios
	—————————————————————————————————————————————————————————————
	Partner Small Cap Value		Small Cap Stock		Small Cap Index
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	3,193,245	$ 57,784,031	9,926,411	$148,338,462	654,454	$ 13,348,254

Dividends and distributions reinvested	297,485	5,202,918	1,492,155	22,016,002	782,147	15,793,821

Redeemed	(1,445,158)	(26,508,120)	(4,904,777)	(74,012,947)	(5,432,410)	(111,046,239)
	————————	————————	————————	————————	————————	————————

Net Change	2,045,572	$ 36,478,829	6,513,789	$ 96,341,517	(3,995,809)	$ (81,904,164)
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	2,120,376	$ 34,162,321	5,426,928	$ 75,792,381	1,756,891	$ 32,355,445

Dividends and distributions reinvested	170,191	2,713,445	1,446,730	19,518,125	1,636,762	29,754,040

Redeemed	(656,245)	(10,638,071)	(1,747,313)	(24,351,922)	(4,218,807)	(78,582,663)
	————————	————————	————————	————————	————————	————————

Net Change	1,634,322	$ 26,237,695	5,126,345	$ 70,958,584	(825,154)	$ (16,473,178)
	==============	==============	==============	==============	==============	==============

(a) Portfolio’s inception was April 29, 2005. Activity for the year ended December 31, 2005, reflects eight months of operations.

261

Thrivent Series Fund, Inc. Notes to Financial Statements

December 31, 2006

(8) SHARES OF BENEFICIAL INTEREST — continued

			Portfolios
	——————————————————————————————————————— ——————————————————————
	Mid Cap Growth		Mid Cap Growth II		Partner Mid Cap Value (a)
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	2,773,532	$ 46,954,507	153,375	$ 1,678,406	3,420,179	$ 41,671,095

Dividends and distributions reinvested	45,302	776,730	41,646	461,941	69,785	909,108

Redeemed	(11,702,626)	(197,492,966)	(1,014,358)	(11,125,465)	(1,133,233)	(14,213,477)
	————————	————————	————————	————————	————————	————————

Net Change	(8,883,792)	$(149,761,729)	(819,337)	$ (8,985,118)	2,356,731	$ 28,366,726
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	2,260,869	$ 33,561,587	393,852	$ 3,704,906	1,875,536	$ 20,393,077

Dividends and distributions reinvested	97	1,399	—	—	10,339	118,680

Redeemed	(10,021,410)	(148,874,953)	(820,399)	(7,978,490)	(34,930)	(393,074)
	————————	————————	————————	————————	————————	————————

Net Change	(7,760,444)	$(115,311,967)	(426,547)	$ (4,273,584)	1,850,945	$ 20,118,683
	==============	==============	==============	==============	==============	==============

			Portfolios
	——————————————————————————————————————— ——————————————————————
					Partner
	Mid Cap Stock		Mid Cap Index		International Stock
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	10,789,241	$137,707,129	618,940	$ 8,977,573	21,187,302	$310,963,553

Dividends and distributions reinvested	1,605,404	20,117,634	619,039	8,899,930	1,092,819	15,477,487

Redeemed	(2,765,542)	(35,413,338)	(2,508,212)	(36,318,454)	(17,548,113)	(255,878,797)
	————————	————————	————————	————————	————————	————————

Net Change	9,629,103	$122,411,425	(1,270,233)	$ (18,440,951)	4,732,008	$ 70,562,243
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	7,866,477	$ 93,720,276	2,508,070	$ 33,044,962	21,735,196	$268,056,031

Dividends and distributions reinvested	587,479	6,609,261	406,897	5,262,718	700,639	8,561,457

Redeemed	(537,772)	(6,353,169)	(1,181,862)	(16,089,184)	(4,444,764)	(55,718,989)
	————————	————————	————————	————————	————————	————————

Net Change	7,916,184	$ 93,976,368	1,733,105	$ 22,218,496	17,991,071	$220,898,499
	==============	==============	==============	==============	==============	==============

			Portfolios
	——————————————————————————————————————— ——————————————————————
	Partner All Cap		Large Cap Growth		Large Cap Growth II
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	1,426,305	$ 15,744,226	21,811,334	$345,605,039	197,124	$ 2,068,620

Dividends and distributions reinvested	35,776	388,596	729,424	11,608,717	27,075	284,664

Redeemed	(1,292,889)	(14,318,877)	(34,005,785)	(537,000,150)	(1,064,904)	(11,155,089)
	————————	————————	————————	————————	————————	————————

Net Change	169,192	$ 1,813,945	(11,465,027)	$(179,786,394)	(840,705)	$ (8,801,805)
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	1,911,061	$ 17,990,209	13,227,807	$195,155,130	464,273	$ 4,428,210

Dividends and distributions reinvested	35,457	326,692	1,333,021	18,927,026	38,163	358,500

Redeemed	(802,711)	(7,632,244)	(28,833,859)	(423,706,651)	(885,733)	(8,587,839)
	————————	————————	————————	————————	————————	————————

Net Change	1,143,807	$ 10,684,657	(14,273,031)	$(209,624,495)	(383,297)	$ (3,801,129)
	==============	==============	==============	==============	==============	==============

(a) Portfolio’s inception was April 29, 2005. Activity for the year ended December 31, 2005, reflects eight months of operations.

262

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

			Portfolios
	—————————————————————————————————————————————————————————————
	Partner Growth Stock		Large Cap Value		Large Cap Stock
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	687,371	$ 8,364,117	18,999,023	$235,883,469	27,772,140	$273,325,925

Dividends and distributions reinvested	248,097	2,950,418	1,658,271	19,749,674	1,394,664	13,411,922

Redeemed	(2,171,642)	(26,186,208)	(7,147,503)	(89,232,613)	(13,152,828)	(130,562,174)
	————————	————————	————————	————————	————————	————————

Net Change	(1,236,174)	$ (14,871,673)	13,509,791	$166,400,530	16,013,976	$156,175,673
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	1,703,745	$ 18,769,782	13,712,453	$154,345,228	17,730,875	$163,935,433

Dividends and distributions reinvested	50,293	546,637	376,101	4,173,929	822,150	7,526,785

Redeemed	(1,188,252)	(13,413,510)	(1,966,788)	(22,401,245)	(3,624,414)	(34,028,574)
	————————	————————	————————	————————	————————	————————

Net Change	565,786	$ 5,902,909	12,121,766	$136,117,912	14,928,611	$137,433,644
	==============	==============	==============	==============	==============	==============

			Portfolios
	—————————————————————————————————————————————————————————————
	Large Cap Index		Real Estate Securities		Balanced
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	691,346	$ 16,066,541	4,268,377	$ 87,573,901	620,704	$ 9,756,199

Dividends and distributions reinvested	551,969	12,463,075	907,776	16,863,030	1,162,263	17,844,453

Capital contribution from adviser	—	—	—	180,068	—	—

Redeemed	(8,173,756)	(189,358,615)	(4,253,297)	(86,220,843)	(10,892,307)	(170,840,720)
	————————	————————	————————	————————	————————	————————

Net Change	(6,930,441)	$(160,828,999)	922,856	$ 18,396,156	(9,109,340)	$(143,240,068)
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	2,649,741	$ 56,249,778	5,311,468	$ 88,337,171	1,836,428	$ 27,502,345

Dividends and distributions reinvested	610,831	12,962,129	698,488	10,581,397	1,249,738	18,577,360

Redeemed	(6,068,047)	(130,537,450)	(1,157,736)	(19,968,803)	(9,216,726)	(139,113,887)
	————————	————————	————————	————————	————————	————————

Net Change	(2,807,475)	$ (61,325,543)	4,852,220	$ 78,949,765	(6,130,560)	$ (93,034,182)
	==============	==============	==============	==============	==============	==============

			Portfolios
	—————————————————————————————————————————————————————————————
	High Yield		Diversified Income Plus		Income
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	38,855,737	$194,598,413	3,545,527	$ 24,172,724	33,046,392	$323,375,361

Dividends and distributions reinvested	13,430,063	67,173,264	524,198	3,423,713	5,811,528	56,838,302

Redeemed	(46,522,259)	(232,895,233)	(3,397,543)	(22,287,238)	(22,458,305)	(219,576,875)
	————————	————————	————————	————————	————————	————————

Net Change	5,763,541	$ 28,876,444	672,182	$ 5,309,199	16,399,615	$160,636,788
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	9,947,331	$ 50,635,813	864,615	$ 5,756,659	10,373,329	$104,336,009

Dividends and distributions reinvested	13,306,418	67,636,454	1,123,692	7,440,928	4,756,352	47,920,699

Redeemed	(32,544,211)	(165,231,598)	(3,084,543)	(20,397,162)	(18,547,436)	(186,688,072)
	————————	————————	————————	————————	————————	————————

Net Change	(9,290,462)	$ (46,959,331)	(1,096,236)	$ (7,199,575)	(3,417,755)	$ (34,431,364)
	==============	==============	==============	==============	==============	==============

263

Thrivent Series Fund, Inc.
Notes to Financial Statements
December 31, 2006

(8) SHARES OF BENEFICIAL INTEREST — continued

			Portfolios
	—————————————————————————————————————————————————————————————
	Bond Index		Limited Maturity Bond		Mortgage Securities
	———————————————————		———————————————————		———————————————————
Year Ended December 31, 2006	Shares	Amount	Shares	Amount	Shares	Amount
—————————————————————————	————————	————————	————————	————————	————————	————————
Sold	1,222,750	$ 12,433,116	29,524,176	$292,189,829	462,329	$ 4,461,916

Dividends and distributions reinvested	1,160,306	11,775,809	2,422,268	23,958,814	317,173	3,061,441

Redeemed	(5,558,654)	(56,376,854)	(10,631,303)	(105,290,694)	(1,689,128)	(16,305,538)
	————————	————————	————————	————————	————————	————————

Net Change	(3,175,598)	$ (32,167,929)	21,315,141	$210,857,949	(909,626)	$ (8,782,181)
	==============	==============	==============	==============	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	2,706,043	$ 28,213,850	16,887,487	$168,388,766	1,504,821	$ 14,898,032

Dividends and distributions reinvested	1,133,673	11,799,656	1,363,054	13,604,667	287,663	2,836,623

Redeemed	(3,609,823)	(37,491,504)	(3,790,941)	(37,821,740)	(676,029)	(6,652,272)
	————————	————————	————————	————————	————————	————————

Net Change	229,893	$ 2,522,002	14,459,600	$144,171,693	1,116,455	$ 11,082,383
	==============	==============	==============	==============	==============	==============

	Portfolio
	———————————————————
	Money Market
	———————————————————
Year Ended December 31, 2006	Shares	Amount
—————————————————————————	————————	—————————
Sold	1,054,405,961	$1,054,405,961

Dividends and distributions reinvested	23,015,583	23,015,583

Redeemed	(860,650,210)	(860,650,210)
	—————————	—————————

Net Change	216,771,334	$ 216,771,334
	==============	==============

Year Ended December 31, 2005
—————————————————————————
Sold	642,818,028	$642,818,028

Dividends and distributions reinvested	9,447,486	9,447,486

Redeemed	(601,822,005)	(601,822,005)
	————————	————————

Net Change	50,443,509	$ 50,443,509
	==============	==============

264

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265

Thrivent Series Fund, Inc.

Financial Highlights

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

					Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions

AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2006	$11.44	$0.07	$1.50	$1.57	$—	$—	$—
Year Ended 12/31/2005 (e)	10.00	—	1.44	1.44	—	—	—
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—	—
Year Ended 12/31/2005 (e)	10.00	0.02	1.19	1.21	(0.02)	—	(0.02)
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—	—
Year Ended 12/31/2005 (e)	10.00	0.04	0.96	1.00	(0.04)	—	(0.04)
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—	—
Year Ended 12/31/2005 (e)	10.00	0.06	0.68	0.74	(0.06)	—	(0.06)
TECHNOLOGY PORTFOLIO
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)	(0.10)
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—	(0.02)
Year Ended 12/31/2004	6.94	0.02	0.32	0.34	—	—	—
Year Ended 12/31/2003	4.59	(0.01)	2.36	2.35	—	—	—
Year Ended 12/31/2002	7.87	(0.01)	(3.27)	(3.28)	—	—	—
PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	(0.05)
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	(0.66)
Year Ended 12/31/2004	11.07	(0.07)	1.33	1.26	—	—	—
Year Ended 12/31/2003	7.70	(0.04)	3.41	3.37	—	—	—
Year Ended 12/31/2002	10.55	(0.04)	(2.81)	(2.85)	—	—	—
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)	(0.78)
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)	(0.52)
Year Ended 12/31/2004	13.73	0.07	2.95	3.02	—	(0.19)	(0.19)
Year Ended 12/31/2003 (f)	10.00	0.01	4.15	4.16	(0.01)	(0.42)	(0.43)
SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)	(1.02)
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)	(1.30)
Year Ended 12/31/2004	12.34	0.01	2.56	2.57	—	(0.17)	(0.17)
Year Ended 12/31/2003	8.81	—	3.53	3.53	—	—	—
Year Ended 12/31/2002	11.09	—	(2.26)	(2.26)	—	(0.02)	(0.02)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

266

Thrivent Series Fund, Inc.

Financial Highlights — continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

$13.01	13.77%	$333.6	0.04%	0.88%	0.20%	0.72%	8%
11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%
7.28	4.85%	56.6	0.73%	0.35%	0.90%	0.18%	59%
6.94	51.36%	41.2	0.73%	(0.36)%	1.17%	(0.80)%	68%
4.59	(41.71)%	13.3	0.74%	(0.50)%	1.59%	(1.35)%	57%

13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%
12.33	11.32%	53.9	1.00%	(0.69)%	1.19%	(0.88)%	255%
11.07	43.83%	40.1	1.00%	(0.57)%	1.28%	(0.85)%	52%
7.70	(27.02)%	20.3	1.00%	(0.52)%	1.11%	(0.63)%	29%

19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%
16.56	22.26%	77.5	0.80%	0.51%	0.99%	0.32%	106%
13.73	41.55%	19.8	0.80%	0.12%	1.69%	(0.77)%	54%

15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%
14.74	20.94%	216.8	0.76%	0.06%	0.78%	0.04%	93%
12.34	40.19%	156.9	0.69%	0.00%	0.82%	(0.13)%	122%
8.81	(20.41)%	87.9	0.69%	0.04%	0.96%	(0.23)%	92%

(e) Since inception, April 29, 2005.

(f) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.

267

Thrivent Series Fund, Inc.

Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

						Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions

SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2006	$19.41	$0.17	$2.64	$2.81	$(0.14)	$(0.53)	$(0.67)
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)	(1.18)
Year Ended 12/31/2004	15.83	0.13	3.36	3.49	(0.06)	—	(0.06)
Year Ended 12/31/2003	11.52	0.07	4.29	4.36	(0.05)	—	(0.05)
Year Ended 12/31/2002	13.59	0.05	(2.07)	(2.02)	—	(0.05)	(0.05)
MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—	(0.02)
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—	—
Year Ended 12/31/2004	13.08	—	1.49	1.49	—	—	—
Year Ended 12/31/2003	9.63	—	3.45	3.45	—	—	—
Year Ended 12/31/2002	13.04	—	(3.39)	(3.39)	(0.02)	—	(0.02)
MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)	(0.14)
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—	—
Year Ended 12/31/2004	8.19	—	1.34	1.34	—	—	—
Year Ended 12/31/2003	5.96	(0.03)	2.26	2.23	—	—	—
Year Ended 12/31/2002	10.60	(0.02)	(4.60)	(4.62)	—	(0.02)	(0.02)
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)	(0.22)
Year Ended 12/31/2005 (e)	10.00	0.04	1.51	1.55	(0.04)	(0.03)	(0.07)
MID CAP STOCK PORTFOLIO
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)	(1.05)
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)	(0.65)
Year Ended 12/31/2004	10.04	0.02	1.70	1.72	—	(0.10)	(0.10)
Year Ended 12/31/2003	7.60	0.02	2.44	2.46	(0.02)	—	(0.02)
Year Ended 12/31/2002	9.02	0.02	(1.42)	(1.40)	(0.02)	—	(0.02)
MID CAP INDEX PORTFOLIO
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)	(0.76)
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)	(0.49)
Year Ended 12/31/2004	11.53	0.08	1.74	1.82	—	(0.01)	(0.01)
Year Ended 12/31/2003	8.65	0.06	2.95	3.01	(0.06)	(0.07)	(0.13)
Year Ended 12/31/2002	10.23	0.05	(1.54)	(1.49)	(0.05)	(0.04)	(0.09)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

268

Thrivent Series Fund, Inc.

Financial Highlights — continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

$21.55	14.72%	$439.8	0.39%	0.71%	0.39%	0.71%	14%
19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%
19.26	22.10%	485.9	0.34%	0.80%	0.39%	0.75%	21%
15.83	38.16%	394.8	0.40%	0.52%	0.40%	0.52%	15%
11.52	(14.87)%	273.4	0.40%	0.40%	0.40%	0.40%	17%

17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%
14.57	11.36%	784.9	0.45%	0.00%	0.46%	(0.01)%	150%
13.08	35.92%	478.8	0.40%	(0.03)%	0.44%	(0.07)%	79%
9.63	(26.09)%	348.8	0.40%	(0.06)%	0.45%	(0.11)%	51%

11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%
9.53	16.41%	38.4	0.47%	(0.04)%	1.16%	(0.73)%	227%
8.19	37.34%	30.5	0.90%	(0.47)%	1.34%	(0.91)%	105%
5.96	(43.66)%	17.6	0.90%	(0.36)%	1.02%	(0.48)%	171%

13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%
11.66	17.24%	111.7	0.68%	0.26%	0.82%	0.12%	126%
10.04	32.28%	73.4	0.68%	0.31%	1.01%	(0.02)%	85%
7.60	(15.46)%	31.3	0.68%	0.36%	1.05%	(0.01)%	59%

15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%
13.34	15.75%	135.4	0.45%	0.77%	0.46%	0.76%	23%
11.53	34.80%	76.2	0.36%	0.88%	0.64%	0.60%	25%
8.65	(14.65)%	30.6	0.34%	0.79%	0.83%	0.30%	14%

(d) Computed on an annualized basis for periods less than one year.

(e) Since inception, April 29, 2005.

The accompanying Notes to Financial Statements are an integral part of this schedule.

269

Thrivent Series Fund, Inc.

Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

						Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions

PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2006	$13.63	$0.23	$2.67	$2.90	$(0.21)	$—	$(0.21)
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—	(0.14)
Year Ended 12/31/2004	10.62	0.13	1.52	1.65	(0.15)	—	(0.15)
Year Ended 12/31/2003	8.23	0.11	2.41	2.52	(0.13)	—	(0.13)
Year Ended 12/31/2002	10.02	0.10	(1.85)	(1.75)	(0.04)	—	(0.04)
PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—	(0.05)
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—	(0.05)
Year Ended 12/31/2004	7.83	0.04	1.03	1.07	(0.01)	—	(0.01)
Year Ended 12/31/2003	6.35	0.02	1.47	1.49	(0.01)	—	(0.01)
Year Ended 12/31/2002	10.30	(0.01)	(3.93)	(3.94)	—	(0.01)	(0.01)
LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—	(0.08)
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—	(0.12)
Year Ended 12/31/2004	13.78	0.11	0.94	1.05	(0.07)	—	(0.07)
Year Ended 12/31/2003	10.62	0.07	3.15	3.22	(0.06)	—	(0.06)
Year Ended 12/31/2002	15.25	0.07	(4.63)	(4.56)	(0.07)	—	(0.07)
LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)	(0.07)
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—	(0.08)
Year Ended 12/31/2004	9.08	0.08	0.61	0.69	—	—	—
Year Ended 12/31/2003	7.40	0.01	1.68	1.69	(0.01)	—	(0.01)
Year Ended 12/31/2002	10.08	0.01	(2.68)	(2.67)	(0.01)	—	(0.01)
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)	(0.30)
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—	(0.05)
Year Ended 12/31/2004	10.19	0.07	0.95	1.02	—	—	—
Year Ended 12/31/2003	7.79	0.02	2.40	2.42	(0.02)	—	(0.02)
Year Ended 12/31/2002	10.16	0.01	(2.37)	(2.36)	(0.01)	—	(0.01)
LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)	(0.43)
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—	(0.13)
Year Ended 12/31/2004	9.76	0.13	1.25	1.38	—	—	—
Year Ended 12/31/2003	7.74	0.09	2.02	2.11	(0.09)	—	(0.09)
Year Ended 12/31/2002	10.14	0.07	(2.39)	(2.32)	(0.08)	—	(0.08)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

270

Thrivent Series Fund, Inc.

Financial Highlights — continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

$16.32	21.50%	$1,341.8	0.89%	1.51%	0.89%	1.51%	50%
13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%
12.12	15.65%	721.0	0.94%	1.18%	0.94%	1.18%	63%
10.62	31.27%	420.7	0.85%	1.28%	0.96%	1.17%	26%
8.23	(17.43)%	323.3	0.85%	1.08%	0.95%	0.98%	20%

12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%
8.89	13.64%	59.7	0.95%	0.55%	1.13%	0.37%	172%
7.83	23.52%	48.6	0.95%	0.26%	1.12%	0.09%	163%
6.35	(38.33)%	35.5	0.95%	(0.18)%	1.03%	(0.26)%	192%

16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%
14.76	7.68%	2,448.2	0.45%	0.79%	0.45%	0.79%	104%
13.78	30.49%	2,478.8	0.40%	0.56%	0.42%	0.54%	101%
10.62	(29.99)%	2,004.7	0.40%	0.48%	0.42%	0.46%	83%

11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%
9.77	7.56%	43.9	0.38%	0.87%	1.08%	0.17%	177%
9.08	22.75%	39.1	0.80%	0.10%	1.26%	(0.36)%	261%
7.40	(26.53)%	24.5	0.80%	0.12%	0.90%	0.02%	214%

13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%
11.21	9.95%	107.4	0.80%	0.64%	0.92%	0.52%	33%
10.19	31.05%	69.7	0.80%	0.26%	0.96%	0.10%	41%
7.79	(23.20)%	36.8	0.80%	0.26%	0.89%	0.17%	37%

13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%
11.14	14.13%	351.2	0.66%	1.52%	0.66%	1.52%	51%
9.76	27.08%	220.4	0.60%	1.41%	0.68%	1.33%	32%
7.74	(22.85)%	95.1	0.60%	1.39%	0.66%	1.33%	104%

The accompanying Notes to Financial Statements are an integral part of this schedule.

271

Thrivent Series Fund, Inc.

Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

						Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2006	$9.62	$0.13	$0.99	$1.12	$(0.07)	$(0.13)	$(0.20)
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)	(0.15)
Year Ended 12/31/2004	8.56	0.10	0.62	0.72	—	—	—
Year Ended 12/31/2003	7.08	0.04	1.48	1.52	(0.04)	—	(0.04)
Year Ended 12/31/2002	9.19	0.04	(2.11)	(2.07)	(0.04)	—	(0.04)
LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—	(0.36)
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—	(0.34)
Year Ended 12/31/2004	19.79	0.34	1.73	2.07	(0.23)	—	(0.23)
Year Ended 12/31/2003	15.68	0.24	4.10	4.34	(0.23)	—	(0.23)
Year Ended 12/31/2002	20.26	0.23	(4.73)	(4.50)	—	(0.08)	(0.08)
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	(1.17)
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	(0.94)
Year Ended 12/31/2004	12.66	0.37	4.07	4.44	—	(0.06)	(0.06)
Year Ended 12/31/2003 (e)	10.00	0.20	2.80	3.00	(0.20)	(0.14)	(0.34)
BALANCED PORTFOLIO
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—	(0.43)
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—	(0.38)
Year Ended 12/31/2004	14.45	0.37	0.78	1.15	(0.32)	—	(0.32)
Year Ended 12/31/2003	12.75	0.33	1.78	2.11	(0.41)	—	(0.41)
Year Ended 12/31/2002	14.38	0.39	(1.72)	(1.33)	—	(0.30)	(0.30)
HIGH YIELD PORTFOLIO
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—	(0.40)
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—	(0.41)
Year Ended 12/31/2004	5.14	0.42	0.08	0.50	(0.42)	—	(0.42)
Year Ended 12/31/2003	4.40	0.44	0.73	1.17	(0.43)	—	(0.43)
Year Ended 12/31/2002	5.41	0.56	(1.01)	(0.45)	(0.56)	—	(0.56)
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—	(0.25)
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—	(0.49)
Year Ended 12/31/2004	6.74	0.46	0.06	0.52	(0.46)	—	(0.46)
Year Ended 12/31/2003	5.81	0.50	0.93	1.43	(0.50)	—	(0.50)
Year Ended 12/31/2002	6.33	0.52	(0.52)	—	(0.52)	—	(0.52)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

272

Thrivent Series Fund, Inc.

Financial Highlights — continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

$10.54	11.95%	$829.3	0.67%	1.45%	0.68%	1.44%	77%
9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%
9.28	8.49%	442.9	0.72%	1.16%	0.73%	1.15%	68%
8.56	21.36%	282.4	0.64%	0.80%	0.77%	0.67%	33%
7.08	(22.50)%	76.6	0.64%	0.67%	0.86%	0.45%	7%

25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%
21.63	10.56%	831.9	0.32%	1.70%	0.37%	1.65%	6%
19.79	28.21%	725.0	0.36%	1.42%	0.36%	1.42%	1%
15.68	(22.21)%	535.0	0.36%	1.24%	0.36%	1.24%	6%

22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%
17.04	35.19%	175.0	0.79%	2.60%	0.90%	2.49%	119%
12.66	30.02%	51.8	0.80%	4.87%	1.11%	4.56%	45%

16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%
15.28	8.09%	748.7	0.33%	2.54%	0.37%	2.50%	119%
14.45	17.17%	721.1	0.36%	2.49%	0.36%	2.49%	69%
12.75	(9.25)%	620.7	0.36%	2.81%	0.36%	2.81%	25%

5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%
5.22	10.14%	884.5	0.45%	8.21%	0.45%	8.21%	71%
5.14	28.00%	851.5	0.40%	9.22%	0.43%	9.19%	86%
4.40	(8.65)%	719.9	0.40%	11.64%	0.43%	11.61%	79%

7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%
6.80	8.02%	105.1	0.49%	6.89%	0.51%	6.87%	91%
6.74	25.41%	76.0	0.41%	7.86%	0.59%	7.68%	96%
5.81	0.40%	41.1	0.40%	8.89%	0.64%	8.65%	100%
(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.

273

Thrivent Series Fund, Inc.

Financial Highlights — continued

	F O R A S H A R E O U T S T A N D I N G T H R O U G H O U T E A C H P E R I O D(a)

						Less Distributions
		Income from Investment Operations				from

	Net Asset		Net Realized			Net
	Value,	Net	and Unrealized	Total from	Net	Realized
	Beginning	Investment	Gain (Loss) on	Investment	Investment	Gain on	Total
	of Period	Income (Loss)	Investments(b)	Operations	Income	Investments	Distributions

INCOME PORTFOLIO
Year Ended 12/31/2006	$9.95	$0.51	$0.01	$0.52	$(0.51)	$(0.06)	$(0.57)
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)	(0.51)
Year Ended 12/31/2004	10.20	0.44	0.03	0.47	(0.44)	—	(0.44)
Year Ended 12/31/2003	9.83	0.45	0.37	0.82	(0.45)	—	(0.45)
Year Ended 12/31/2002	9.80	0.51	0.03	0.54	(0.51)	—	(0.51)
BOND INDEX PORTFOLIO
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—	(0.48)
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—	(0.44)
Year Ended 12/31/2004	10.58	0.43	(0.02)	0.41	(0.43)	(0.04)	(0.47)
Year Ended 12/31/2003	10.66	0.42	(0.05)	0.37	(0.45)	—	(0.45)
Year Ended 12/31/2002	10.24	0.51	0.46	0.97	(0.55)	—	(0.55)
LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—	(0.44)
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—	(0.37)
Year Ended 12/31/2004	10.21	0.29	(0.10)	0.19	(0.29)	(0.02)	(0.31)
Year Ended 12/31/2003	10.16	0.29	0.15	0.44	(0.29)	(0.10)	(0.39)
Year Ended 12/31/2002	9.91	0.32	0.25	0.57	(0.32)	—	(0.32)
MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—	(0.48)
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—	(0.43)
Year Ended 12/31/2004	9.99	0.40	—	0.40	(0.39)	(0.01)	(0.40)
Year Ended 12/31/2003 (e)	10.00	0.19	(0.01)	0.18	(0.19)	—	(0.19)
MONEY MARKET PORTFOLIO
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—	(0.05)
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
Year Ended 12/31/2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2003	1.00	0.01	—	0.01	(0.01)	—	(0.01)
Year Ended 12/31/2002	1.00	0.01	—	0.01	(0.01)	—	(0.01)

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.

(d) Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

274

Thrivent Series Fund, Inc.

Financial Highlights — continued

			R A T I O S / S U P P L E M E N T A L D A T A

					Ratios to Average
					Net Assets Before Expenses
			Ratios to Average Net		Waived, Credited or Paid
			Assets(d)		Indirectly(d)
Net Asset
Value,		Net Assets		Net		Net	Portfolio
End of	Total	End of Period		Investment		Investment	Turnover
Period	Return(c)	(in millions)	Expenses	Income (Loss)	Expenses	Income (Loss)	Rate

$9.90	5.42%	$1,081.8	0.45%	5.22%	0.45%	5.22%	303%
9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%
10.23	4.74%	985.1	0.45%	4.36%	0.45%	4.36%	207%
10.20	8.51%	1,067.1	0.40%	4.47%	0.42%	4.45%	251%
9.83	5.75%	1,146.3	0.40%	5.29%	0.43%	5.26%	151%

10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%
10.52	3.91%	275.6	0.40%	3.99%	0.41%	3.98%	349%
10.58	3.59%	244.7	0.34%	3.90%	0.41%	3.83%	213%
10.66	9.68%	183.9	0.35%	4.87%	0.44%	4.78%	38%

9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%
10.09	1.89%	316.2	0.46%	2.84%	0.46%	2.84%	219%
10.21	4.48%	218.8	0.40%	2.85%	0.46%	2.79%	255%
10.16	5.78%	159.3	0.40%	3.11%	0.46%	3.05%	236%

9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%
9.99	4.02%	57.4	0.49%	4.02%	0.63%	3.88%	684%
9.99	1.85%	27.9	0.50%	2.94%	0.79%	2.65%	921%

1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A
1.00	0.97%	323.2	0.46%	1.00%	0.47%	0.99%	N/A
1.00	0.84%	289.3	0.40%	0.84%	0.45%	0.79%	N/A
1.00	1.50%	318.9	0.40%	1.49%	0.44%	1.45%	N/A

(e) Since inception, April 30, 2003.

The accompanying Notes to Financial Statements are an integral part of this schedule.

275

Additional Information
(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-202-942-8090.

276

Additional Information
(unaudited)

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by a majority of the Board of Directors, including a majority of the Independent Directors.

At its meeting on November 8, 2006, the Board of Directors of the Portfolios of the Fund voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for all of the Portfolios of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). One of the Subadvisory Agreements approved was with Pyramis Global Advisors, a wholly owned subsidiary of Fidelity Investments, which replaced Fidelity Management & Research Corp. as Subadviser to the Thrivent Partner All Cap Portfolio in a transaction that did not involve any change in the personnel providing investment management services to the Portfolio or constitute an “assignment” of the Subadvisory Agreement under the Investment Company Act of 1940. The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1. The nature, extent and quality of the services provided by the Advisory Organizations;

2. The performance of the Portfolios;

3. The costs of services provided and profits realized by the Adviser;

4. The extent to which economies of scale may be realized as the Portfolios grow; and

5. Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 19, August 28, and November 8, 2006, to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by Fund management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, staff additions, systems improvements and plans for further hiring. In addition, the Board received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with Portfolio Management.

The Independent Directors were represented by independent counsel throughout the review process and during private sessions of the Independent Directors to consider reapproval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and research analysts and those of the Subadvisers.

277

Additional Information
(unaudited)

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board noted that it had, over the past year, met with a majority of the portfolio managers, as well as a number of the research personnel, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Fund. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing recruitment of personnel and its investment in systems technology to improve trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance.

Performance of the Portfolios

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Portfolio, including absolute performance, relative performance rankings within each Portfolio’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Portfolio over the one-, three- and five-year periods. When evaluating investment performance the Board placed emphasis on longer term performance and on the trend of performance, focusing particularly upon the three-year performance record, since such a period generally coincides with the tenure of the Adviser’s current Chief Investment Officer.

For the three-year period ended September 30, 2006, 60% of the internally managed Portfolios and 80% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. For the one-year period ending September 30, 2006, 73% of the internally managed Portfolios and 67% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. Only two Portfolios ranked in the bottom quartile of their Lipper peer groups for the three-year period and one Portfolio was in the bottom quartile for the one-year period ended September 30, 2006. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Portfolios. They noted that 55% of the Portfolios, representing 70% of total Fund assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 68% of the Portfolios, representing 73% of total Fund assets, had effective advisory fees at or below the medians of their peer groups and that no Portfolio had an effective advisory fee more than six basis points above the median of its peer group. In addition, the Board reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis, noting that overall profitability had declined over the past year, due in part to the fee waivers and expense reimbursements in effect.

The Board considered the allocations of the Adviser’s costs to the Portfolios. The Board retained an accounting firm to conduct a review of the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

278

Additional Information
(unaudited)

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Directors considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the Adviser had an interest in maintaining Subadvisory fees at a reasonable level because such fees are paid out of the Adviser’s own fees. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Directors considered whether economies of scale might be realized as a Portfolio’s assets increase. Because of differences between Portfolios as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Portfolio’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Directors considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Portfolio should be at or below the median expense ratio of its peer group. In connection with their review of fee breakpoints and economies of scale, the Directors noted that all of the Portfolios had net operating expenses at or below the medians of their peer groups. The Board also noted that while some Portfolios were increasing in assets and others were decreasing in assets, the Portfolios overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

279

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Funds. Each Director oversees each of 31 series of the Fund and also serves as:

• Trustee of Thrivent Mutual Funds, a registered investment company consisting of 29 Series,which offer Class A, Class B, and Institutional Class shares.

• Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one Portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Fund, 31 Portfolios of Thrivent Series Fund, Inc., and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Director[1]
Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

Pamela J. Moret	President since 2002	61	Executive Vice President,	Director, Banta
625 Fourth Avenue South	and Director since 2004		Marketing and Products,	Corporation; Director,
Minneapolis, MN			Thrivent Financial	Minnesota Public Radio
Age 51			since 2002

Independent Directors[3]
Number of
	Position	Portfolios in	Principal
	with Fund	Fund Complex	Occupation	Other
Name, Address,	and Length	Overseen	During the	Directorships
and Age	of Service[2]	by Director	Past 5 Years	Held by Director

F. Gregory Campbell	Director since 1992	61	President, Carthage	Director, National
625 Fourth Avenue South			College	Association of Independent
Minneapolis, MN				Colleges and Universities;
Age 67				Director, Johnson Family
Funds, Inc., an investment
company consisting of four
portfolios; Director,
Kenosha Hospital and
Medical Center Board;
Prairie School Board; United
Health Systems Board

Herbert F. Eggerding, Jr.	Lead Director	61	Management consultant	None
625 Fourth Avenue South	since 2003		to several privately
Minneapolis, MN			owned companies
Age 69

Noel K. Estenson	Director since 2004	61	Retired	None
625 Fourth Avenue South
Minneapolis, MN
Age 68

280

Board of Directors and Officers

Independent Directors[3] — continued
			Number of
		Position	Portfolios in	Principal
		with Fund	Fund Complex	Occupation	Other
Name, Address,		and Length	Overseen	During the	Directorships
and Age		of Service[2]	by Director	Past 5 Years	Held by Director

Richard L. Gady		Director since 1987	61	Retired; previously Vice	Director, International
625	Fourth Avenue South			President, Public	Agricultural Marketing
Minneapolis, MN				Affairs and Chief	Association
Age	63			Economist, ConAgra,
				Inc. (agribusiness)

Richard A. Hauser		Director since 2004	61	President, National Legal	Director, The Washington
625	Fourth Avenue South			Center for the Public	Hospital Center
Minneapolis, MN				Interest since 2004;
Age	63			General Counsel, U.S.
				Department of Housing
				and Urban Development,
				2001 to 2004

Connie M. Levi		Director since 2004	61	Retired	None
625	Fourth Avenue South
Minneapolis, MN
Age	67

Edward W. Smeds		Chairman and Director	61	Retired	Chairman of Carthage
625	Fourth Avenue South	since 1999			College Board
Minneapolis, MN
Age	71

Douglas D. Sims		Director since 2006	61	Retired; previously Chief	Director, Keystone
625	Fourth Avenue South			Executive Officer of	Neighborhood Company;
Minneapolis, MN				CoBank from 1994 to	Director, Center for
Age	60			June 30, 2006	Corporate Excellence

281

Board of Directors and Officers

Executive Officers
Position with Fund
Name, Address,		and Length
and Age		of Service[2]	Principal Occupation During the Past 5 Years

Pamela J. Moret		President since 2002	Executive Vice President, Marketing and Products, Thrivent
625	Fourth Avenue South		Financial since 2002
Minneapolis, MN
Age	51

David S. Royal		Secretary and Chief	Vice President — Asset Management, Thrivent Financial
625	Fourth Avenue South	Legal Officer since 2006	since 2006; Partner, Kirkland & Ellis LLP from April 2004 to
Minneapolis, MN			June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom
Age	35		LLP from 1997 to 2004

Katie S. Kloster		Vice President and	Vice President and IC and IA Chief Compliance Officer,
625	Fourth Avenue South	Investment Company and	since 2004; previously Vice President and Comptroller of
Minneapolis, MN		Investment Adviser	Thrivent Financial
Age	42	Chief Compliance Officer
since 2004

Gerard V. Vaillancourt		Treasurer and Principal	Vice President, Mutual Fund Accounting since 2006; Head of
625	Fourth Avenue South	Accounting Officer	Mutual Fund Accounting, Thrivent Financial from 2005 to
Minneapolis, MN		since 2005	2006; Director, Fund Accounting Administration, Thrivent
Age	39		Financial from 2002 to 2005; Manager, Portfolio Compliance,
Lutheran Brotherhood from 2001 to 2002

Russell W. Swansen		Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent
625	Fourth Avenue South		Financial, since 2004; Managing Director, Colonade Advisors,
Minneapolis, MN			LLC, from 2001 to 2003
Age	49

Janice M. Guimond		Vice President since 2005	Vice President, Investment Operations, Thrivent Financial
625	Fourth Avenue South		since 2003; Manager of Portfolio Reporting, Thrivent Financial
Minneapolis, MN			2003 to 2004; Independent Consultant 2001 to 2003
Age	42

Karl D. Anderson		Vice President since 2006	Vice President, Products, Thrivent Financial
625	Fourth Avenue South
Minneapolis, MN
Age	46

Board of Directors and Officers

Executive Officers — continued
Position with Fund
Name, Address,	and Length
and Age	of Service[2]	Principal Occupation(s) During the Past 5 Years

Brian W. Picard	Vice President	Director of FSO Compliance Corp. BCM, since 2006; Manager
4321 North Ballard Road	Anti-Money Laundering	of Field and Securities Compliance from 2002 to 2006,
Appleton, WI	Officer since 2006	Thrivent Financial
Age 36

Kenneth L. Kirchner	Assistant Vice President	Director, Mutual Fund Operations, Thrivent Financial
4321 North Ballard Road	since 2004
Appleton, WI
Age 40

James M. Odland	Assistant Secretary	Vice President, Office of the General Counsel, Thrivent
625 Fourth Avenue South	since 2006	Financial for Lutherans, since 2005; Senior Securities Counsel,
Minneapolis, MN		Allianz Life Insurance Company from January 2005 to
Age 51		August 2005; Vice President and Chief Legal Officer,
Woodbury Financial Services, Inc., from September 2003 to
January 2005; Vice President and Group Counsel, Corporate
Practice Group, American Express Financial Advisors, Inc.,
from 2001 to 2003

John R. Vekich	Assistant Vice President	Vice President Accumulation Product and Solution
625 Fourth Avenue South	since 2006	Management since 2007, Thrivent Financial; Vice President
Minneapolis, MN		Field Marketing from 2005 to 2006; Director EPMO from
Age 38		2003 to 2004; Vice President, Al Frank Asset Management
from 2000 to 2002

Marlene J. Nogle	Assistant Secretary	Senior Counsel, Thrivent Financial
625 Fourth Avenue South	since 2003
Minneapolis, MN
Age 59

Todd J. Kelly	Assistant Treasurer	Director, Fund Accounting Operations, Thrivent Financial
4321 North Ballard Road	since 1999
Appleton, WI
Age 37

[1] “Interested person” of the Fund as defined in 1940 Act by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.

[2] Each Director serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.

[3] The Directors other than Ms. Moret are not “interested persons” of the Fund and are referred to as “Independent Directors.”

283

Thrivent Series Fund, Inc.

Supplement to Prospectuses dated May 1, 2006

With respect to Thrivent Diversified Income Plus Portfolio
and Thrivent Partner International Stock Portfolio

The “Portfolio Management” section of the prospectuses is amended with respect to the following Portfolios:

The paragraph under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following paragraph:

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, Paul J. Ocenasek, CFA and David R. Spangler, CFA serve as portfolio co-managers of Thrivent Diversified Income Plus Portfolio.

Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent since 1997.

Kevin R. Brimmer has been with Thrivent since 1985 and has been a portfolio manager since 2002. He previously managed the Asset Liability Management Department of Thrivent Financial.

Mr. Ocenasek has been with Thrivent since 1987 and has been a portfolio manager since 1997.

Mr. Spangler has been a portfolio manager of the Portfolio since 2007 and has been with Thrivent since 2002. He was director of investment product management from 2002 to 2006. He was previously Vice President of Mutual Funds Product Development at Wells Fargo Funds management, LLC from 2000 to 2002.

The paragraph under Thrivent Partner International Stock Portfolio is deleted and replaced with the following paragraph:

Thrivent Asset Mgt. has engaged Mercator, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392, as investment subadvisers for Thrivent Partner International Stock Portfolio.

Mercator has served as a subadviser for the Portfolio since 2004. Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2006, Mercator managed approximately $11.7 billion in assets. Mercator has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio’s assets. James E. Chaney and Peter F. Spano serve as portfolio co-managers for the portion of the Portfolio’s assets that are managed by Mercator. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000. Mr. Spano is a General Partner and a founder of Mercator.

Principal Global Investors, LLC (“Principal”) has served as the subadviser for the Portfolio since February 28, 2007. Principal is a directly wholly-owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $201.3 billion in assets under management as of December 31, 2006. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio’s assets. Steven Larson, CFA and John Pihlblad, CFA have day-to-day responsibility for managing that portion of the Portfolio and developing and executing the Portfolio’s investment program for the Principal managed portion. Mr. Larson is a portfolio manager and has been with Principal since 2001. Prior to joining Principal, he was with Wells Fargo Funds Management LLC. Mr. Pihlblad is a portfolio manager and has been with Principal since 2000. Prior to joining Principal, he was a partner and co-founder of GlobeFlex Capital in San Diego, California.

The date of this Supplement is February 28, 2007.

Please include this Supplement with your Prospectus.

284

Item 2. Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant's Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. However, during the period covered by this report, such code of ethics was amended to (a) reflect the new names of Registrant and its affiliated investment company ("Thrivent Series Fund, Inc."); (b) add the name of a newly-created affiliated investment company as being covered by such code: and (c) permit the Chief Legal Officer to keep copies of the records required to be kept under such code. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

Registrant's Board of Directors has determined that Herbert F. Eggerding, Jr., an independent director, is the Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by registrant's independent public accountants, PricewaterhouseCoopers LLP ("PwC"), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $367,000 for the year ended December 31, 2005, and $320,000 for the year ended December 31, 2006.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant's audit and are not reported under Item 4(a) were $10,000 for the fiscal year ended December 31, 2005, and $0 for the fiscal year ended December 31, 2006. The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2005, and $0 for the year ended December 31, 2006.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $90,780 for the year ended December 31, 2005 and $92,110 for the year ended December 31, 2006. The aggregate tax fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2005, and $0 for the year ended December 31, 2006.

(d) All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2005 and $0 for the year ended December 31, 2006 The aggregate fees PwC billed to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $44,431 for the year ended December 31, 2005, and $0 for the year ended December 31, 2006.

(e) Registrant's audit and compliance committee charter, adopted in August 2004, provides that the audit and compliance committee (comprised of the independent directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit and compliance committee reports to the Board of Directors ("Board") regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are independent directors) must approve the auditor at an in-person meeting. The audit and compliance committee also is responsible for pre-approval (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant's audit and compliance committee charter also permits a designated member of the audit and compliance committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the audit and compliance committee at the next meeting of the audit and compliance committee. Registrant's audit and compliance committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser for the fiscal years ending December 31, 2005, and December 31, 2006, were $10,745 and $6,500, respectively.

(h) Registrant's audit and compliance committee has considered the non-audit services provided to the registrant and registrant's investment adviser and any entity controlling, controlled by, or under common control with registrant's investment adviser as described above and determined that these services do not compromise PwC's independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Registrant's Schedule of Investments is included in the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant's board of trustees.

Item 10. Controls and Procedures

(a)(i) Registrant's President and Treasurer have concluded that registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There were no changes in registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the fiscal period from October 1, 2004 through December 31, 2004, that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting.

Item 11. Exhibits

(a) The code of ethics pursuant to Item 2 is attached hereto.

(b) Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2007	THRIVENT SERIES FUND,
INC.

By: /s/ Pamela J. Moret

Pamela J. Moret
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 27, 2007	By: /s/ Pamela J. Moret

Pamela J. Moret
President

Date: February 27, 2007	By: /s/ Gerard V. Vaillancourt

Gerard V. Vaillancourt
Treasurer